UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2019

Access Fixed Income ETFs
Access High Yield Corporate Bond ETF
Access Inflation Protected USD Bond ETF
Access Investment Grade Corporate Bond ETF
Access Treasury 0-1 Year ETF
Access Ultra Short Bond ETF

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INFLATION PROTECTED USD BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

∎	ACCESS ULTRA SHORT BOND ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of August 31, 2019, there were 674 constituents in the Index and the Index had a weighted average maturity of 5.65 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated a maximum of BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and a minimum of C by S&P and Ca by Moody’s. Only constituents of the Reference Index that (i) have a minimum of $400 million outstanding, a minimum issuer size of $1 billion and a maximum final maturity of 15 years and (ii) if neither fundamental factor described below is available, are rated at least CCC+ by S&P or Caa1 by Moody’s, are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) is designed to track the performance of inflation-protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of August 31, 2019, there were 36 issues in the Index and the Index had a weighted average maturity of 8.53 years and a weighted average duration of 7.93 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

INVESTMENT PROCESS

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes fixed-rate, sovereign bonds denominated in USD that are linked to an inflation index. Only constituents of the Reference Index that are U.S. Treasury Inflation-Protected Securities (“TIPS”), have a minimum of 1 year to maturity and a minimum issue size of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings) are included in the Universe.

Step 2

In the second step, the Index Provider screens the Universe to exclude securities that are unseasoned. The Index excludes “on-the-run” bonds, or the newest issues for each security term. The Index is constructed by weighting each constituent to match the weighted average real yield duration of the Universe.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. As of August 31, 2019, there were 2,236 constituents in the Index and the Index had a weighted average maturity of 11.71 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Services, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

INVESTMENT PROCESS

The FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Fund expects to invest 100% of its assets in (i) U.S. Treasury Securities with a maximum remaining maturity of 12 months and (ii) cash. As of August 31, 2019, there were 79 issues in the Index and the Index had a weighted average maturity of 0.40 years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index.

The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

ALL ABOVE FUNDS

Each of the FTSE Goldman Sachs High Yield Corporate Bond Index and FTSE Goldman Sachs Investment Grade Corporate Bond Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors (as described above). The FTSE US Treasury 0-1 Year Composite Select Index is rebalanced monthly on the last day of the month. The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is rebalanced monthly on the last business day of the month to account for changes in maturities (i.e., removing securities with less than 1 year to maturity), new issues and duration to closely match the weighted average real yield duration of its Universe.

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which each Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by each Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. Each Fund may or may not hold all of the securities in its Index.

Each of the Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF may concentrate its investments (i.e. hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time. Each of the Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access Inflation Protected USD Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

At the end of each Fund’s Reporting Period, i.e., August 31, 2019, we continued to believe the Funds may provide investors with smoother performance and less volatility, as a smart beta approach should provide liquidity while minimizing exposure to factors historically associated with volatility and underperformance.*

*	Smart beta refers to quantitative index-based strategies. Liquidity is the ability to invest or redeem during market hours. Volatility refers to the annualized standard deviation of returns.

INVESTMENT PROCESS

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Net Assets in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in U.S. Government Securities, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one NRSRO (at least A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by Standard & Poor’s, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. Cash items are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse — with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

•	Thoughtfully combine diversified sources of return by employing multiple strategies

INVESTMENT PROCESS

•	Take a global perspective to uncover relative value opportunities

•	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views

•	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

•	Build a strong team of skilled investors who excel on behalf of our clients.

* * *

PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.20% based on net asset value (“NAV”) and 6.88% based on market price. The Index returned 7.44% during the same period.

The Fund had a NAV of $48.86 per share on August 31, 2018 and ended the Reporting Period with a NAV of $49.42 per share. The Fund’s market price on August 31, 2019 was $49.24 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

After four interest rate hikes in 2018, the Federal Reserve (the “Fed”) shifted to a more dovish view early in 2019, predicated on soft inflation and domestic economic data. The Fed then delivered its first interest rate cut — 25 basis points — since 2008 in July 2019. (Dovish tends to suggest lower interest rates. Opposite of hawkish. A basis point is 1/100th of a percentage point.) The Fed described the interest rate cut as a “mid-cycle adjustment.” The shift to a more dovish Fed policy created a positive environment for high yield credit by lowering borrowing costs and supporting yield compression.

Meanwhile, from the end of February 2019 to July 2019 alone, the 10-year U.S. Treasury yield fell from 2.73% to 2.02%, which was positive for intermediate-duration assets, such as high yield corporate credit. For the annual period overall, the yield on the 10-year U.S. Treasury fell 136 basis points, from 2.86% at the end of August 2018 to 1.50% at the end of August 2019.

During the fourth quarter of 2018, high yield corporate bonds experienced a drawdown but bounced back in January 2019. (A drawdown is a peak-to-trough decline during a specific

PORTFOLIO RESULTS

period of time of a sector or investment.) Year to date through August 31, 2019, high yield corporate spreads tightened from 537 basis points to 393 basis points, supported by strong second calendar quarter earnings, Fed easing, a slowdown in new issuance within the sector, and investor demand as investors shift out of floating-rate products. Still, escalating trade tensions challenged risk sentiment. The high yield default rate increased slightly during this same time frame, from 1.8% to 2.1%, but remained below historical averages. In our view, a modest increase in defaults should not pose a risk to the broader high yield market but rather may serve as a signal of stress in certain sectors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 3.04 years, a weighted average maturity of 5.49 years and a weighted average coupon of 6.07% as of August 31, 2019. The Fund’s weighted average yield to maturity was 5.71% on August 31, 2019. The 30-day standardized yield of the Fund at the end of the Reporting Period was 4.97%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

BBB	0.00%
BB	54.44%
B	38.14%
CCC	5.75%
Not Rated	0.00%
Cash	1.66%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 96.7% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 78.53% was in industrials, 8.92% in financials and 9.75% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A	While the Index was 98.95% allocated to high yield corporate bonds and 1.05% allocated to emerging market corporate bonds, the Fund was 97.20% invested in high yield corporate bonds, 1.14% in emerging market corporate bonds and 1.66% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index.

FUND BASICS

Access High Yield Corporate Bond ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019
Market Price[1]	$49.24
Net Asset Value (NAV)[1]	$49.42

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business
TransDigm, Inc., 6.25%, 03/15/26	0.8%	Industrials
Tenet Healthcare Corp., 4.63%, 07/15/24	0.8	Consumer, Non-cyclical
Post Holdings, Inc., 5.75%, 03/01/27	0.8	Consumer, Non-cyclical
Centene Corp., 5.38%, 06/01/26	0.7	Consumer, Non-cyclical
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 05/01/27	0.7	Telecommunication Services
HCA, Inc., 7.50%, 02/15/22	0.7	Consumer, Non-cyclical
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24	0.7	Energy
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 02/01/28	0.7	Telecommunication Services
CSC Holdings LLC, 5.75%, 01/15/30	0.7	Telecommunication Services
T-Mobile USA, Inc., 4.00%, 04/15/22	0.6	Telecommunication Services

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance

INDUSTRY ALLOCATION AS OF 8/31/19[3]

Sector Name	Fund
Telecommunication Services	21.48%
Consumer, Non-cyclical	20.01
Consumer, Cyclical	13.89
Energy	12.45
Financials	9.73
Industrials	8.42
Information Technology	4.64
Utilities	3.48
Materials	2.58
Other	1.43

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 5, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs High Yield Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access High Yield Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2017 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 5, 2017)	7.20%	4.85%

Shares based on Market Price (Commenced September 5, 2017)	6.88%	4.65%

FTSE Goldman Sachs High Yield Corporate Bond Index	7.44%	5.22%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

PORTFOLIO RESULTS

Goldman Sachs Access Inflation Protected USD Bond ETF

Investment Objective

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Team discusses the Fund’s performance and positioning for the period since it commenced operations on October 2, 2018 through August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 8.61% based on net asset value (“NAV”) and 8.54% based on market price. The Index returned 8.71% during the same period.

The Fund had a NAV of $50.00 per share on the date of inception and ended the Reporting Period with a NAV of $53.11 per share. The Fund’s market price on August 31, 2019 was $53.08 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Two key drivers of return for the Treasury Inflation Protected Securities (“TIPS”) market are interest rates, given the sector’s longer duration profile, and inflation. During the Reporting Period, U.S. Treasuries rallied, with the yield on the 10-year U.S. Treasury declining approximately 159 basis points to 1.50%. (A basis point is 1/100th of a percentage point.) The move in U.S. Treasuries reflected market expectations of further Federal Reserve (“Fed”) interest rate cuts on the back of lower economic growth expectations and higher trade policy uncertainty. Indeed, U.S. Treasury yields declined into the end of August 2019 given market expectations for a second interest rate cut in September 2019. The Fed remained on watch for signs of weakness in the economy, as it continues to decide whether to extend its monetary easing. Fed Chair Powell emphasized that the central bank would be largely guided by inflation outcomes as well as by the global economic growth backdrop and risk asset developments. At the end of the Reporting Period, an additional interest rate cut of 25 to 50 basis points was priced in for the near term and potentially more could follow.

Inflation-linked assets are inherently sensitive to macro data related to inflation estimates, including publication of unemployment, wage growth, inflation in other countries,

PORTFOLIO RESULTS

economic growth and fiscal spending figures. Year-over-year Consumer Price Index readings moved lower — from an annualized rate of 2.5% to an annualized rate of 1.8% during the Reporting Period. At the same time, we saw improved wage growth. Private sector average hourly earnings increased 3.2% year over year. Employment increased during the Reporting Period, with unemployment rates staying below 4%.

A tight labor market characterized by cyclically low unemployment, which was at or near the level of “full employment” during the Reporting Period, as defined by the U.S. Department of Labor, and a pick-up in wage growth is typically associated with an increase in inflation. This relationship is often referred to as the Phillips curve in economics, which asserts there is an inverse relationship between unemployment and inflation in an economy. A tight labor market and wage growth tend to exert upward pressure on inflation since labor is an input cost to many goods and services in the economy. The effect of higher consumer income leading to increased demand also supports this usual trend. While the U.S. economy experienced the former two conditions in the last few calendar quarters, i.e. low unemployment and a start to wage growth, inflation remained sluggish and slower to increase than the consensus expected. In our view, this scenario, combined with the Fed’s pivot toward monetary policy easing, should be constructive for inflation to build in the U.S. economy.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.88 years, a weighted average maturity of 8.30 years and a weighted average coupon of 0.49% as of August 31, 2019. The Fund’s weighted average yield to maturity was 1.81% on August 31, 2019. The 30-day standardized yield of the Fund at the end of the Reporting Period was 0.32%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. TIPS, the Fund was 99.62% invested in U.S. TIPS and 0.38% in cash at the end of the Reporting Period.

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index.

FUND BASICS

Access Inflation Protected USD Bond ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019
Market Price[1]	$53.08
Net Asset Value (NAV)[1]	$53.11

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets[3]
U.S. Treasury Inflation Indexed Bond, 0.50%, 01/15/28	16.0%
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/24	13.9
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/23	12.7
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/27	12.0
U.S. Treasury Inflation Indexed Bond, 0.13%, 01/15/22	11.4
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/25	9.1
U.S. Treasury Inflation Indexed Bond, 0.75%, 02/15/42	9.0
U.S. Treasury Inflation Indexed Bond, 0.88%, 02/15/47	5.4
U.S. Treasury Inflation Indexed Bond, 0.13%, 04/15/21	5.0
U.S. Treasury Inflation Indexed Bond, 1.13%, 01/15/21	3.4
U.S. Treasury Inflation Indexed Bond, 1.00%, 02/15/48	1.7

[2]	The holdings may not be representative of the Fund’s future investments.
[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on October 2, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Inflation Protected USD Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 2, 2018 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	Since Inception
Shares based on NAV (Commenced October 2, 2018)	8.61%

Shares based on Market Price (Commenced October 2, 2018)	8.54%

FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	8.71%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 13.35% based on net asset value (“NAV”) and 13.46% based on market price. The Index returned 13.57% during the same period.

The Fund had a NAV of $48.31 per share on August 31, 2018 and ended the Reporting Period with a NAV of $52.87 per share. The Fund’s market price on August 31, 2019 was $52.90 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US Broad Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

Indices that track the U.S. investment grade corporate credit market typically have durations between seven to eight years, making them moderately sensitive to changes in underlying rates. During the Reporting Period, the yield on the 10-year U.S. Treasury declined by approximately 136 basis points, from 2.86% at the end of August 2018 to 1.50% at the end of August 2019, which was positive for intermediate duration assets such as investment grade corporate credit. (A basis point is 1/100th of a percentage point.)

After four interest rate hikes in 2018, the Federal Reserve (the “Fed”) shifted to a more dovish view early in 2019, predicated on soft inflation and domestic economic data. The Fed then delivered its first interest rate cut — 25 basis points — since 2008 in July 2019. The Fed described the interest rate cut as a “mid-cycle adjustment.” In early August 2019, the 10-year and two-year segments of the U.S. Treasury yield curve, or spectrum of maturities, inverted due to anticipated further interest rate cuts as well as softening economic data with an uptick in trade policy uncertainty.

During the Reporting Period overall, investment grade corporate spreads were roughly unchanged. However, spreads

PORTFOLIO RESULTS

had widened toward the end of 2018, as investor sentiment turned negative for risk assets, or non-government bonds, broadly. Spreads subsequently reversed the trend, tightening as strong corporate earnings were released beginning in the first quarter of 2019.

At the end of the Reporting Period, we remained alert for possible headwinds posted by trade tensions and slowing corporate earnings. However, we believed supportive central bank actions may prolong the cycle and keep investment grade corporate credit supported in an environment of around-trend economic growth. Yields on U.S. credit appeared attractive on a relative value basis at the end of the Reporting Period, in our view, given global central bank easing. Gross investment grade corporate credit supply was down 10% year over year, a trend widely anticipated to continue.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.83 years, a weighted average maturity of 11.50 years and a weighted average coupon of 4.04% as of August 31, 2019. The Fund’s weighted average yield to maturity was 2.83% on August 31, 2019. The 30-day standardized yield of the Fund at the end of the Reporting Period was 2.72%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	2.35%
AA	12.05%
A	37.72%
BBB	46.95%
BB	0.07%
Cash	0.85%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 96.83% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 34.87% was in financials, 60.29% in industrials and 1.67% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A	While the Index was 97.71% allocated to investment grade corporate bonds, 0.28% allocated to high yield corporate bonds, 1.91% allocated to emerging market corporate bonds and 0.10% allocated to quasi-government securities, the Fund was 96.83% invested in investment grade corporate bonds, 0.07% in high yield corporate bonds, 2.25% in emerging market corporate bonds, 0.00% in quasi-government securities and 0.85% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index.

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019
Market Price[1]	$52.90
Net Asset Value (NAV)[1]	$52.87

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46	0.5%	Consumer, Non-cyclical
BP Capital Markets PLC, 3.56%, 11/01/21	0.4	Energy
Berkshire Hathaway, Inc., 3.13%, 03/15/26	0.4	Financials
Apple, Inc., 2.10%, 09/12/22	0.4	Information Technology
JPMorgan Chase & Co., 3.88%, 09/10/24	0.4	Financials
Exxon Mobil Corp., 2.02%, 08/16/24	0.4	Energy
JPMorgan Chase & Co., 3.70%, 05/06/30	0.4	Financials
HSBC Holdings PLC, 3.90%, 05/25/26	0.4	Financials
Comcast Corp., 4.95%, 10/15/58	0.4	Telecommunication Services
AbbVie, Inc., 2.90%, 11/06/22	0.4	Consumer, Non-cyclical

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/19[3]

Sector Name	Fund
Financials	35.61%
Consumer, Non-cyclical	16.30
Telecommunication Services	12.71
Energy	11.65
Information Technology	9.10
Consumer, Cyclical	5.88
Industrials	3.84
Utilities	1.65
Materials	1.46
Other	0.67

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on June 6, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Investment Grade Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 6, 2017 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 6, 2017)	13.35%	5.81%

Shares based on Market Price (Commenced June 6, 2017)	13.46%	5.82%

FTSE Goldman Sachs Investment Grade Corporate Bond Index	13.57%	6.04%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

PORTFOLIO RESULTS

Goldman Sachs Access Treasury 0-1 Year ETF

Investment Objective

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.40% based on net asset value (“NAV”) and 2.40% based on market price. The Index returned 2.50% during the same period.

The Fund had a NAV of $100.16 on August 31, 2018 and ended the Reporting Period with a NAV of $100.38 per share. The Fund’s market price on August 31, 2019 was $100.40 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE” ), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

The Fund’s and the Index’s performance was largely reflective of the performance of front-end, or short-term, U.S. Treasury rates.

During the Reporting Period, the Federal Reserve (the “Fed”) hiked interest rates twice — in September and December 2018, for a total four interest rate hikes in calendar year 2018. The Fed shifted to a more dovish view early in 2019, predicated on soft inflation and domestic economic data. The Fed then delivered its first interest rate cut — 25 basis points — since 2008 in July 2019. (A basis point is 1/100th of a percentage point.) At the end of the Reporting Period, the effective federal funds rate stood at an upper bound of 2.25%. The Fed described the interest rate cut as a “mid-cycle adjustment.” Short-term U.S. Treasury yields ended the Reporting Period higher than longer-term U.S. Treasury yields, as the yield curve inverted in anticipation of further interest rate cuts as well as softening economic data with an uptick in trade policy uncertainty.

New issue supply of short-term securities remained elevated during the Reporting Period, further contributing to rising yields of front-end, or short-term, U.S. Treasury securities. Higher front-end rates, in turn, increased the yield of the Fund — the largest component of its return — during the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.41 years, a weighted average maturity of 0.41 years and a weighted average coupon of 0.35% as of August 31, 2019. The Fund’s weighted average yield to maturity was 1.85% on August 31, 2019. The 30-day net standardized subsidized yield of the Fund at the end of the Reporting Period was 1.83% and the 30-day gross unsubsidized yield was 1.81% at the end of the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	The Index was 100% allocated to U.S. Treasury Securities as the end of the Reporting Period, and the Fund was also 100% invested in U.S. Treasury Securities at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index.

FUND BASICS

Access Treasury 0-1 Year ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$100.40
Net Asset Value (NAV)[1]	$100.38

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bill, 2.12%	10/24/19	16.1%
U.S. Treasury Note, 1.00%	11/15/19	10.0
U.S. Treasury Note, 1.50%	04/15/20	6.5
U.S. Treasury Bill, 1.88%	02/27/20	6.4
U.S. Treasury Note, 1.38%	02/15/20	5.1
U.S. Treasury Bill, 1.99%	11/29/19	5.0
U.S. Treasury Bill, 2.41%	01/02/20	4.9
U.S. Treasury Note, 1.38%	12/15/19	4.7
U.S. Treasury Bill, 1.76%	07/16/20	4.6
U.S. Treasury Bill, 2.09%	12/26/19	4.6
Other	N/A	32.0

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 6, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE US Treasury 0-1 Year Composite Select Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Treasury 0-1 Year ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 6, 2016 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 6, 2016)	2.40%	1.43%

Shares based on Market Price (Commenced September 6, 2016)	2.40%	1.44%

FTSE US Treasury 0-1 Year Composite Select Index	2.50%	1.54%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

PORTFOLIO RESULTS

Goldman Sachs Access Ultra Short Bond ETF

Investment Objective

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to provide current income with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the period since it commenced operations on April 15, 2019 through August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.75% based on net asset value (“NAV”) and 1.76% based on market price. The Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index (the “Index”), returned 0.90% for the same period.

The Fund had a NAV of $50.00 per share on the date of inception and ended the Reporting Period with a NAV of $50.49 per share. The Fund’s market price on August 31, 2019 was $50.51 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, collateralized loan obligations and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) (at least A-2, P-2, or F2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by Standard & Poor’s, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed exchange-traded fund (“ETF”), which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

During the Reporting Period, the Fund posted positive absolute returns that outperformed the Index. The Fund, as

PORTFOLIO RESULTS

an actively managed ETF investing in a broadly diversified portfolio of high quality short-term holdings across multiple spread, or non-U.S. Treasury, sectors, outperformed the Index due primarily to credit risk and having a longer duration than that of the Index, both of which boosted the Fund’s results during the Reporting Period.

Overall, short term bond returns are driven by two primary factors — short-term interest rates and sector yields.

Following four interest rate hikes in 2018, the Federal Reserve (the “Fed”) shifted to a more dovish view early in 2019, predicated on soft inflation and domestic economic data. The Fed then delivered its first interest rate cut — 25 basis points — since 2008 in July 2019. (A basis point is 1/100th of a percentage point.) At the end of the Reporting Period, the effective federal funds rate stood at an upper bound of 2.25%. The Fed described the interest rate cut as a “mid-cycle adjustment.” Short-term U.S. Treasury yields ended the Reporting Period higher than longer-term U.S. Treasury yields, as the yield curve inverted in anticipation of further interest rate cuts as well as softening economic data with an uptick in trade policy uncertainty.

Short-term bond yields are usually anchored to Fed policy. With the Fed having completed a hiking cycle of nine interest rate increases since 2015, even with the one interest rate cut in July 2019, the Fund benefited from higher rates that had pushed up the yield of short-dated assets, i.e. maturities of one to three years. Given that the Fund is an ultra short bond fund, i.e. it maintains an effective duration of less than one year, its NAV has a low sensitivity to interest rate changes.

During the 12 months ended August 31, 2019, short-dated, investment grade credit yields tightened by approximately 100 basis points, and securitized credit yields fell by approximately 115 basis points. Yields initially rose toward the end of 2018, as investor sentiment turned negative for risk assets during the fourth calendar quarter amid trade policy uncertainties and softening macroeconomic data. However, yields then tightened during the Reporting Period, as strong corporate earnings were released beginning in early 2019. Yield tightening was beneficial to the performance of the Fund.

A broad diversified portfolio of high quality short-term holdings, across investment grade corporate credit, U.S. Treasuries, mortgage-backed securities and other securitized credit, helped the Fund achieve a high level of current income for investors while also providing reduced volatility as yields of various individual sectors fluctuated during the Reporting Period.

At the end of the Reporting Period, we remained alert for possible headwinds posted by trade tensions and slowing corporate earnings. However, we believed supportive central bank actions may prolong the cycle and keep investment grade corporate credit and other credit sectors supported in an environment of around-trend economic growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.50 years, a weighted average maturity of 10.22 years and a weighted average coupon of 2.76% as of August 31, 2019. The Fund’s weighted average yield to maturity was 2.01% on August 31, 2019. The 30-day standardized subsidized net yield of the Fund at the end of the Reporting Period was 2.53%, and the 30-day unsubsidized gross yield of 2.49% at the end of the Reporting Period.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

Agency	36.25%
U.S. Treasuries	5.12%
AAA	19.42%
AA	6.32%
A	15.20%
BBB	13.39%
Not Rated	1.32%
Cash	2.98%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. Treasury securities, the Fund was 5.12% invested in U.S. Treasury securities, 20.74% in asset-backed securities, 36.25% in residential mortgage-backed securities, 34.91% in investment grade corporate bonds and 2.98% in cash at the end of the Reporting Period.

PORTFOLIO RESULTS

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

FUND BASICS

Access Ultra Short Bond ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$50.51
Net Asset Value (NAV)[1]	$50.49

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business

FHLMC REMIC, Class FC, Series 2007-3298, 2.62%, 04/15/37	4.1%	Mortgage-Backed Securities
U.S. Treasury Bill, 2.42%, 04/23/20	3.4	U.S. Treasury Bills
Edsouth Indenture No 2 LLC, Class A1, Series 2012-1, 3.30%, 09/25/40	3.1	Asset-Backed Securities
FNMA REMIC, Class BF, Series 2015-87, 2.45%, 12/25/45	2.7	Mortgage-Backed Securities
FNMA REMIC, Class FE, Series 2010-116, 2.55%, 10/25/40	2.7	Mortgage-Backed Securities
FNMA REMIC, Class FB, Series 2010-49, 2.90%, 05/25/40	2.5	Mortgage-Backed Securities
FHLMC STRIPS, Class F22, Series 2006-239, 2.55%, 08/15/36	2.4	Mortgage-Backed Securities
FNMA REMIC, Class FD, Series 2006-61, 2.51%, 07/25/36	2.4	Mortgage-Backed Securities
Symphony CLO XII Ltd., Class AR, Series 2013-12A, 3.33%, 10/15/25	2.3	Asset-Backed Securities
FNMA REMIC, Class FT, Series 2011-53, 2.73%, 06/25/41	2.1	Mortgage-Backed Securities

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

SECTOR ALLOCATION AS OF 8/31/19[3]

Sector Name	Fund

Mortgage-Backed Securities	36.24%
Asset-Backed Securities	20.69
Corporate Obligations	17.95
Foreign Corporate Debt	16.70
U.S. Treasury Bills	5.12
Investment Company	2.59

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Performance Summary

August 31, 2019

Average Annual Total Return through August 31, 2019*	Since Inception
Shares based on NAV (Commenced April 15, 2019)	1.75%

Shares based on Market Price (Commenced April 15, 2019)	1.76%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

The returns set forth above represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

FUND BASICS

Index Definitions

Access High Yield Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Inflation Protected USD Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Treasury 0-1 Year ETF

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

Access Ultra Short Bond ETF

The FTSE 3 Month US T Bill Index is intended to track the daily performance of 3 month US Treasury bills. The index is designed to operate as a reference rate for a series of funds.

Goldman Sachs Access Ultra Short Bond ETF (GSST) does not attempt to track an index and takes a more active approach.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 91.2%
Advertising – 0.8%
Lamar Media Corp.
$170,000	5.000%		05/01/23	$173,081
20,000	5.375		01/15/24	20,575
Nielsen Finance LLC / Nielsen Finance Co.
250,000	4.500		10/01/20	250,313
Outfront Media Capital LLC / Outfront Media Capital Corp.
120,000	5.625		02/15/24	124,050

				568,019

Aerospace & Defense – 1.4%
TransDigm, Inc.
179,000	6.000		07/15/22	182,132
4,000	6.500		07/15/24	4,155
90,000	6.500		05/15/25	94,388
590,000	6.250	(a)	03/15/26	637,200
100,000	6.375		06/15/26	105,000
70,000	7.500	(a)	03/15/27	75,338

				1,098,213

Agriculture – 1.6%
JBS Investments II GmbH(a)
400,000	7.000		01/15/26	434,000
JBS USA LUX SA / JBS USA Finance, Inc.
280,000	5.750	(a)	06/15/25	293,300
64,000	6.750	(a)	02/15/28	71,680
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(a)
170,000	6.500		04/15/29	188,275
Pilgrim’s Pride Corp.(a)
208,000	5.875		09/30/27	225,160

				1,212,415

Banks – 2.5%
Ally Financial, Inc.
200,000	4.125		02/13/22	208,750
180,000	4.625		05/19/22	191,025
263,000	5.125		09/30/24	295,217
7,000	4.625		03/30/25	7,683
184,000	8.000		11/01/31	256,680
150,000	8.000		11/01/31	207,750
CIT Group, Inc.
52,000	4.125		03/09/21	53,235
230,000	5.000		08/15/22	245,525
320,000	5.000		08/01/23	346,800
Freedom Mortgage Corp.
4,000	8.125	(a)	11/15/24	3,515
105,000	8.250	(a)	04/15/25	92,006

				1,908,186

Basic Industry – 0.4%
Ashland LLC
100,000	4.750		08/15/22	105,000
CF Industries, Inc.
70,000	3.450		06/01/23	71,750
70,000	5.150		03/15/34	72,975
CVR Partners LP / CVR Nitrogen Finance Corp.(a)
80,000	9.250		06/15/23	83,800

				333,525

Corporate Obligations – (continued)
Broadcasting – 4.2%
Clear Channel Worldwide Holdings, Inc.
282,000	9.250	(a)	02/15/24	309,847
150,000	5.125	(a)	08/15/27	157,125
Clear Channel Worldwide Holdings, Inc., Series A
60,000	6.500		11/15/22	61,300
Diamond Sports Group LLC / Diamond Sports Finance Co.
250,000	5.375	(a)	08/15/26	263,438
250,000	6.625	(a)	08/15/27	262,500
iHeartCommunications, Inc.
270,000	6.375		05/01/26	292,612
150,000	8.375		05/01/27	162,563
Nexstar Broadcasting, Inc.
168,000	5.875		11/15/22	172,200
95,000	5.625	(a)	08/01/24	99,275
Sirius XM Radio, Inc.
150,000	4.625	(a)	07/15/24	157,312
150,000	5.375	(a)	04/15/25	156,375
28,000	5.375	(a)	07/15/26	29,680
345,000	5.000	(a)	08/01/27	365,269
100,000	5.500	(a)	07/01/29	109,000
Tribune Media Co.
120,000	5.875		07/15/22	121,740
Univision Communications, Inc.
370,000	5.125	(a)	05/15/23	366,300
107,000	5.125	(a)	02/15/25	103,389

				3,189,925

Building Materials – 0.6%
AECOM
163,000	5.125		03/15/27	170,742
Beacon Roofing Supply, Inc.(a)
70,000	4.875		11/01/25	69,300
Griffon Corp.
207,000	5.250		03/01/22	209,070

				449,112

Capital Goods – 4.6%
Ball Corp.
115,000	5.000		03/15/22	122,475
245,000	4.000		11/15/23	259,700
105,000	5.250		07/01/25	118,387
121,000	4.875		03/15/26	132,949
Berry Global, Inc.
70,000	5.500		05/15/22	71,225
263,000	4.500	(a)	02/15/26	262,342
Covanta Holding Corp.
125,000	5.875		07/01/25	130,588
101,000	6.000		01/01/27	105,177
Crown Americas LLC / Crown Americas Capital Corp. IV
150,000	4.500		01/15/23	158,250
Crown Americas LLC / Crown Americas Capital Corp. VI
100,000	4.750		02/01/26	105,500
Flex Acquisition Co., Inc.
60,000	6.875	(a)	01/15/25	54,375
44,000	7.875	(a)	07/15/26	40,040
LABL Escrow Issuer LLC
50,000	6.750	(a)	07/15/26	51,688
60,000	10.500	(a)	07/15/27	60,600

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Mauser Packaging Solutions Holding Co.
$334,000	5.500	% (a)	04/15/24	$346,107
185,000	7.250	(a)	04/15/25	177,138
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
231,617	5.750		10/15/20	232,775
414,000	5.125	(a)	07/15/23	425,902
106,000	7.000	(a)	07/15/24	109,578
Sealed Air Corp.(a)
160,000	4.875		12/01/22	168,200
Sensata Technologies BV
85,000	4.875	(a)	10/15/23	89,463
179,000	5.000	(a)	10/01/25	190,411
Vertiv Group Corp.(a)
127,000	9.250		10/15/24	120,650

				3,533,520

Communications – 8.9%
AMC Networks, Inc.
120,000	4.750		12/15/22	122,400
70,000	5.000		04/01/24	72,450
Cablevision Systems Corp.
180,000	5.875		09/15/22	192,825
CCO Holdings LLC / CCO Holdings Capital Corp.
104,000	5.250		09/30/22	105,690
237,000	4.000	(a)	03/01/23	240,259
17,000	5.125	(a)	05/01/23	17,425
18,000	5.750		09/01/23	18,405
87,000	5.750		01/15/24	89,284
381,000	5.875	(a)	04/01/24	397,650
320,000	5.375	(a)	05/01/25	333,600
9,000	5.500	(a)	05/01/26	9,517
530,000	5.125	(a)	05/01/27	561,800
17,000	5.875	(a)	05/01/27	18,126
491,000	5.000	(a)	02/01/28	514,322
60,000	5.375	(a)	06/01/29	64,425
CSC Holdings LLC
4,000	5.250		06/01/24	4,300
300,000	10.875	(a)	10/15/25	341,812
200,000	5.500	(a)	04/15/27	213,500
200,000	7.500	(a)	04/01/28	225,250
480,000	5.750	(a)	01/15/30	502,800
DISH DBS Corp.
200,000	6.750		06/01/21	210,500
172,000	5.875		07/15/22	178,665
385,000	5.000		03/15/23	381,150
224,000	5.875		11/15/24	213,640
257,000	7.750		07/01/26	253,788
Lions Gate Capital Holdings LLC
83,000	6.375	(a)	02/01/24	87,773
142,000	5.875	(a)	11/01/24	148,390
Netflix, Inc.
104,000	5.750		03/01/24	114,920
215,000	5.875		02/15/25	237,575
150,000	4.375		11/15/26	155,062
207,000	4.875		04/15/28	217,609
189,000	5.875		11/15/28	212,153

Corporate Obligations – (continued)
Communications – (continued)
Netflix, Inc. – (continued)
227,000	6.375	(a)	05/15/29	262,752
100,000	5.375	(a)	11/15/29	108,750

				6,828,567

Consumer Cyclical – 12.2%
Adient Global Holdings Ltd.(a)
200,000	4.875		08/15/26	154,250
ADT Security Corp. (The)
50,000	6.250		10/15/21	53,188
135,000	4.125		06/15/23	137,531
160,000	4.875	(a)	07/15/32	139,600
Allison Transmission, Inc.
97,000	5.000	(a)	10/01/24	100,274
120,000	4.750	(a)	10/01/27	123,000
AMC Entertainment Holdings, Inc.
50,000	6.125		05/15/27	46,250
APX Group, Inc.
60,000	8.750		12/01/20	57,000
103,000	7.875		12/01/22	98,494
Boyd Gaming Corp.
279,000	6.000		08/15/26	296,089
Caesars Resort Collection LLC / CRC Finco, Inc.(a)
411,000	5.250		10/15/25	419,220
Cinemark USA, Inc.
4,000	5.125		12/15/22	4,080
50,000	4.875		06/01/23	51,125
Diamond Resorts International, Inc.(a)
104,000	7.750		09/01/23	105,040
ESH Hospitality, Inc.(a)
219,000	5.250		05/01/25	227,212
Guitar Center, Inc.(a)
75,000	9.500		10/15/21	71,062
Hanesbrands, Inc.(a)
398,000	4.625		05/15/24	417,900
Harland Clarke Holdings Corp.(a)
136,000	8.375		08/15/22	109,140
Hilton Domestic Operating Co., Inc.
314,000	4.250		09/01/24	321,850
60,000	4.875	(a)	01/15/30	64,425
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
117,000	4.625		04/01/25	121,387
155,000	4.875		04/01/27	163,913
Iron Mountain, Inc.
120,000	4.375	(a)	06/01/21	121,350
124,000	5.750		08/15/24	125,550
141,000	4.875	(a)	09/15/27	144,349
270,000	5.250	(a)	03/15/28	280,125
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.(a)
110,000	6.750		11/15/21	112,887
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
236,000	5.000	(a)	06/01/24	245,145
120,000	5.250	(a)	06/01/26	127,350
L Brands, Inc.
30,000	5.625		02/15/22	31,612
202,000	5.250		02/01/28	186,345

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Lennar Corp.
$270,000	4.125%		01/15/22	$279,450
50,000	4.500		04/30/24	53,375
55,000	4.750		05/30/25	58,850
140,000	4.750		11/29/27	152,775
MGM Resorts International
208,000	6.625		12/15/21	226,720
148,000	6.000		03/15/23	162,800
116,000	5.750		06/15/25	128,325
130,000	4.625		09/01/26	134,875
131,000	5.500		04/15/27	142,299
Navistar International Corp.(a)
245,000	6.625		11/01/25	249,900
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.
174,000	6.250	(a)	05/15/26	181,395
210,000	8.500	(a)	05/15/27	205,800
Penske Automotive Group, Inc.
70,000	5.750		10/01/22	71,137
20,000	5.500		05/15/26	21,025
PetSmart, Inc.
200,000	7.125	(a)	03/15/23	186,500
150,000	5.875	(a)	06/01/25	147,750
Prime Security Services Borrower LLC / Prime Finance, Inc.(a)
100,000	5.750		04/15/26	104,750
PulteGroup, Inc.
105,000	4.250		03/01/21	107,362
121,000	5.500		03/01/26	132,949
220,000	5.000		01/15/27	236,775
Sabre GLBL, Inc.
155,000	5.375	(a)	04/15/23	159,650
70,000	5.250	(a)	11/15/23	72,188
Six Flags Entertainment Corp.(a)
368,000	4.875		07/31/24	382,720
Staples, Inc.
347,000	7.500	(a)	04/15/26	352,205
221,000	10.750	(a)	04/15/27	224,315
Tesla, Inc.(a)
255,000	5.300		08/15/25	228,863
Toll Brothers Finance Corp.
89,000	5.875		02/15/22	95,119
63,000	4.375		04/15/23	65,914
122,000	4.350		02/15/28	126,880

				9,349,409

Consumer Noncyclical – 3.6%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC
290,000	6.625		06/15/24	305,225
135,000	5.750		03/15/25	139,219
Avantor, Inc.(a)
50,000	9.000		10/01/25	56,375
Centene Corp.
22,000	6.125		02/15/24	23,129
130,000	4.750		01/15/25	135,525
530,000	5.375	(a)	06/01/26	568,425
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(a)
150,000	5.750		03/01/25	151,312

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Envision Healthcare Corp.(a)
150,000	8.750		10/15/26	82,500
Fresh Market, Inc. (The)(a)
142,000	9.750		05/01/23	83,070
Hologic, Inc.(a)
230,000	4.375		10/15/25	236,325
Jaguar Holding Co. II / Pharmaceutical Product Development LLC(a)
219,000	6.375		08/01/23	227,486
MPH Acquisition Holdings LLC(a)
174,000	7.125		06/01/24	155,730
Polaris Intermediate Corp.(a)
120,000	8.500		12/01/22	101,100
RegionalCare Hospital Partners Holdings, Inc.(a)
118,000	8.250		05/01/23	126,113
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.(a)
170,000	9.750		12/01/26	182,537
Rite Aid Corp.(a)
243,000	6.125		04/01/23	197,438

				2,771,509

Consumer Products – 1.4%
First Quality Finance Co., Inc.
60,000	4.625	(a)	05/15/21	60,225
161,000	5.000	(a)	07/01/25	167,641
Mattel, Inc.(a)
382,000	6.750		12/31/25	394,415
Spectrum Brands, Inc.
162,000	5.750		07/15/25	169,088
Tempur Sealy International, Inc.
232,000	5.625		10/15/23	239,540

				1,030,909

Electric – 3.3%
Calpine Corp.
5,000	5.375		01/15/23	5,056
70,000	5.875	(a)	01/15/24	71,750
99,000	5.500		02/01/24	99,990
400,000	5.750		01/15/25	408,000
8,000	5.250	(a)	06/01/26	8,150
Clearway Energy Operating LLC
74,000	5.375		08/15/24	76,312
130,000	5.750	(a)	10/15/25	136,175
NextEra Energy Operating Partners LP
212,000	4.250	(a)	09/15/24	219,950
95,000	4.500	(a)	09/15/27	98,088
NRG Energy, Inc.
110,000	7.250		05/15/26	121,275
196,000	6.625		01/15/27	213,150
Talen Energy Supply LLC
220,000	10.500	(a)	01/15/26	199,100
60,000	7.250	(a)	05/15/27	60,225
TerraForm Power Operating LLC(a)
218,000	4.250		01/31/23	224,268
Vistra Operations Co. LLC
410,000	5.625	(a)	02/15/27	435,625
170,000	5.000	(a)	07/31/27	177,004

				2,554,118

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – 8.4%
Antero Resources Corp.
$50,000	5.375%		11/01/21	$48,750
67,000	5.125		12/01/22	61,975
190,000	5.625		06/01/23	176,225
50,000	5.000		03/01/25	43,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
151,000	10.000	(a)	04/01/22	152,887
80,000	7.000	(a)	11/01/26	66,200
Brazos Valley Longhorn LLC / Brazos Valley Longhorn Finance Corp.
125,000	6.875		02/01/25	112,813
California Resources Corp.(a)
268,000	8.000		12/15/22	154,100
Cheniere Energy Partners LP
200,000	5.250		10/01/25	208,500
100,000	5.625		10/01/26	105,750
Chesapeake Energy Corp.
270,000	4.875		04/15/22	224,775
10,000	7.000		10/01/24	7,650
140,000	8.000		01/15/25	107,800
171,000	8.000	(a)	03/15/26	122,265
211,000	8.000		06/15/27	152,975
CNX Resources Corp.(a)
180,000	7.250		03/14/27	152,100
CrownRock LP / CrownRock Finance, Inc.(a)
280,000	5.625		10/15/25	278,600
DCP Midstream Operating LP
240,000	3.875		03/15/23	244,200
110,000	5.375		07/15/25	117,287
50,000	5.125		05/15/29	51,250
Denbury Resources, Inc.
30,000	9.000	(a)	05/15/21	27,375
188,000	9.250	(a)	03/31/22	157,920
Diamondback Energy, Inc.
100,000	5.375		05/31/25	105,625
Endeavor Energy Resources LP / EER Finance, Inc.
213,000	5.500	(a)	01/30/26	222,319
110,000	5.750	(a)	01/30/28	116,325
Gulfport Energy Corp.
100,000	6.000		10/15/24	72,500
218,000	6.375		05/15/25	156,415
Hilcorp Energy I LP / Hilcorp Finance Co.
110,000	5.750	(a)	10/01/25	102,850
120,000	6.250	(a)	11/01/28	111,000
Moss Creek Resources Holdings, Inc.(a)
107,000	7.500		01/15/26	75,167
Murphy Oil Corp.
50,000	5.750		08/15/25	50,778
Oasis Petroleum, Inc.
100,000	6.875		03/15/22	93,250
60,000	6.250	(a)	05/01/26	48,600
Parsley Energy LLC / Parsley Finance Corp.(a)
250,000	5.375		01/15/25	256,250
QEP Resources, Inc.
91,000	5.375		10/01/22	82,810
Range Resources Corp.
146,000	5.000		08/15/22	137,970
80,000	4.875		05/15/25	66,400

Corporate Obligations – (continued)
Energy – (continued)
SM Energy Co.
250,000	6.625		01/15/27	213,125
Southwestern Energy Co.
140,000	6.200		01/23/25	123,200
150,000	7.750		10/01/27	132,000
Transocean Poseidon Ltd.(a)
140,000	6.875		02/01/27	146,125
Transocean Proteus Ltd.(a)
187,500	6.250		12/01/24	192,656
Transocean Sentry Ltd.(a)
250,000	5.375		05/15/23	248,750
Transocean, Inc.
130,000	7.250	(a)	11/01/25	118,950
220,000	7.500	(a)	01/15/26	201,850
USA Compression Partners LP / USA Compression Finance Corp.
200,000	6.875		04/01/26	206,000
50,000	6.875	(a)	09/01/27	51,500
Whiting Petroleum Corp.
250,000	6.250		04/01/23	195,625
WPX Energy, Inc.
36,000	6.000		01/15/22	37,260
50,000	8.250		08/01/23	56,188
60,000	5.750		06/01/26	62,100

				6,458,485

Financial Company – 4.5%
BCD Acquisition, Inc.(a)
224,000	9.625		09/15/23	229,040
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
190,000	5.875		02/01/22	193,087
260,000	6.750		02/01/24	273,000
236,000	6.375		12/15/25	251,340
Nationstar Mortgage Holdings, Inc.(a)
192,000	8.125		07/15/23	199,680
Navient Corp.
70,000	5.875		03/25/21	73,325
132,000	7.250		09/25/23	147,180
16,000	5.875		10/25/24	16,920
63,000	6.750		06/25/25	67,883
90,000	6.750		06/15/26	96,750
Navient Corp., MTN
170,000	7.250		01/25/22	187,000
220,000	6.125		03/25/24	234,575
Quicken Loans, Inc.
8,000	5.750	(a)	05/01/25	8,355
272,000	5.250	(a)	01/15/28	282,824
Springleaf Finance Corp.
169,000	7.750		10/01/21	185,689
302,000	5.625		03/15/23	326,537
212,000	6.875		03/15/25	241,680
270,000	7.125		03/15/26	308,475
90,000	6.625		01/15/28	99,225
Vertiv Intermediate Holding Corp.(a)
50,000	12.000		02/15/22	44,750

				3,467,315

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – 2.2%
Aramark Services, Inc.(a)
$308,000	5.000%		02/01/28	$321,090
Golden Nugget, Inc.(a)
297,000	6.750		10/15/24	304,425
Lamb Weston Holdings, Inc.(a)
140,000	4.625		11/01/24	146,650
Post Holdings, Inc.
161,000	5.500	(a)	03/01/25	168,849
138,000	5.000	(a)	08/15/26	144,382
537,000	5.750	(a)	03/01/27	573,247
50,000	5.500	(a)	12/15/29	53,063

				1,711,706

Hardware – 0.5%
CDW LLC / CDW Finance Corp.
17,000	5.000		09/01/23	17,425
185,000	5.500		12/01/24	201,187
100,000	5.000		09/01/25	105,000
NCR Corp.
75,000	6.375		12/15/23	77,344

				400,956

Healthcare – 7.1%
CHS/Community Health Systems, Inc.
120,000	5.125		08/01/21	120,450
245,000	6.875		02/01/22	169,662
312,000	6.250		03/31/23	302,640
125,000	9.875	(a)	06/30/23	104,375
59,000	8.625	(a)	01/15/24	59,664
188,000	8.125	(a)	06/30/24	143,820
285,000	8.000	(a)	03/15/26	276,450
DaVita, Inc.
410,000	5.125		07/15/24	417,687
Encompass Health Corp.
138,000	5.750		11/01/24	140,588
HCA, Inc.
470,000	7.500		02/15/22	525,813
159,000	5.375		02/01/25	176,887
120,000	5.875		02/15/26	137,400
275,000	5.375		09/01/26	307,656
260,000	5.625		09/01/28	296,725
120,000	5.875		02/01/29	138,450
IQVIA, Inc.(a)
200,000	5.000		05/15/27	212,000
Service Corp. International
70,000	5.375		05/15/24	72,187
125,000	4.625		12/15/27	130,938
Tenet Healthcare Corp.
210,000	8.125		04/01/22	227,577
194,000	6.750		06/15/23	200,548
575,000	4.625		07/15/24	594,406
300,000	5.125		05/01/25	301,875
172,000	7.000		08/01/25	174,365
200,000	6.250	(a)	02/01/27	208,760

				5,440,923

Corporate Obligations – (continued)
Household & Leisure – 0.1%
Prestige Brands, Inc.(a)
100,000	6.375		03/01/24	104,625

Insurance – 0.7%
Acrisure LLC / Acrisure Finance, Inc.
213,000	8.125	(a)	02/15/24	230,839
105,000	7.000	(a)	11/15/25	96,994
HUB International Ltd.(a)
217,000	7.000		05/01/26	221,611

				549,444

Internet & Data – 0.2%
Uber Technologies, Inc.(a)
160,000	8.000		11/01/26	168,800

Metals – 0.2%
Novelis Corp.(a)
150,000	5.875		09/30/26	159,188
Steel Dynamics, Inc.
10,000	5.500		10/01/24	10,350

				169,538

Metals and Mining – 0.6%
Allegheny Technologies, Inc.
50,000	5.950		01/15/21	51,375
50,000	7.875		08/15/23	54,250
Cleveland-Cliffs, Inc.
200,000	4.875	(a)	01/15/24	205,500
150,000	5.875	(a)	06/01/27	146,699

				457,824

Natural Gas – 3.7%
AmeriGas Partners LP / AmeriGas Finance Corp.
181,000	5.500		05/20/25	192,312
133,000	5.750		05/20/27	140,315
Antero Midstream Partners LP / Antero Midstream Finance Corp.(a)
75,000	5.750		03/01/27	68,812
Cheniere Corpus Christi Holdings LLC
451,000	7.000		06/30/24	520,905
170,000	5.125		06/30/27	188,700
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
108,000	6.250		04/01/23	110,970
50,000	5.750		04/01/25	51,250
138,000	5.625	(a)	05/01/27	137,138
Ferrellgas LP / Ferrellgas Finance Corp.
50,000	6.500		05/01/21	42,750
150,000	6.750		06/15/23	125,625
Genesis Energy LP / Genesis Energy Finance Corp.
290,000	6.750		08/01/22	294,350
NGL Energy Partners LP / NGL Energy Finance Corp.
231,000	7.500		11/01/23	235,620
NuStar Logistics LP
120,000	4.800		09/01/20	122,100
83,000	6.000		06/01/26	89,640
29,000	5.625		04/28/27	30,233

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Natural Gas – (continued)
PBF Logistics LP / PBF Logistics Finance Corp.
$42,000	6.875%		05/15/23	$43,470
Sunoco LP / Sunoco Finance Corp.
100,000	6.000		04/15/27	106,000
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
140,000	4.750	(a)	10/01/23	138,600
70,000	5.500	(a)	09/15/24	68,250
120,000	5.500	(a)	01/15/28	113,400

				2,820,440

Pharmaceuticals – 3.0%
Bausch Health Americas, Inc.
202,000	9.250	(a)	04/01/26	229,775
377,000	8.500	(a)	01/31/27	420,355
Bausch Health Cos., Inc.
102,000	5.500	(a)	03/01/23	103,275
67,000	5.875	(a)	05/15/23	67,921
259,000	7.000	(a)	03/15/24	275,188
379,000	6.125	(a)	04/15/25	392,739
172,000	5.500	(a)	11/01/25	181,030
246,000	5.750	(a)	08/15/27	263,835
12,000	7.000	(a)	01/15/28	12,660
113,000	7.250	(a)	05/30/29	120,062
Mallinckrodt International Finance SA
150,000	4.750		04/15/23	61,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
10,000	5.750	(a)	08/01/22	5,800
248,000	5.500	(a)	04/15/25	117,800

				2,251,940

REITs and Real Estate – 1.0%
CBL & Associates LP
170,000	5.250		12/01/23	109,438
41,000	5.950		12/15/26	27,316
Howard Hughes Corp. (The)(a)
178,000	5.375		03/15/25	184,230
Kennedy-Wilson, Inc.
183,000	5.875		04/01/24	188,032
Realogy Group LLC / Realogy Co.-Issuer Corp.
120,000	4.875	(a)	06/01/23	105,150
150,000	9.375	(a)	04/01/27	130,500

				744,666

Rental Equipment – 1.7%
Hertz Corp. (The)
371,000	7.625	(a)	06/01/22	386,304
92,000	5.500	(a)	10/15/24	90,620
United Rentals North America, Inc.
250,000	5.875		09/15/26	269,375
250,000	5.500		05/15/27	269,062
250,000	4.875		01/15/28	263,438

				1,278,799

Software – 2.8%
Banff Merger Sub, Inc.(a)
229,000	9.750		09/01/26	209,535
Dun & Bradstreet Corp. (The)
86,000	6.875	(a)	08/15/26	93,417
60,000	10.250	(a)	02/15/27	65,925

Corporate Obligations – (continued)
Software – (continued)
Infor US, Inc.
250,000	6.500		05/15/22	254,688
MSCI, Inc.
430,000	5.250	(a)	11/15/24	446,125
95,000	4.750	(a)	08/01/26	99,869
Rackspace Hosting, Inc.(a)
95,000	8.625		11/15/24	87,637
Refinitiv US Holdings, Inc.
190,000	6.250	(a)	05/15/26	207,337
171,000	8.250	(a)	11/15/26	193,444
Solera LLC / Solera Finance, Inc.(a)
220,000	10.500		03/01/24	233,750
SS&C Technologies, Inc.(a)
250,000	5.500		09/30/27	263,750

				2,155,477

Technology – 1.1%
Dell International LLC / EMC Corp.
260,000	5.875	(a)	06/15/21	264,225
156,000	7.125	(a)	06/15/24	164,970
Dell, Inc.
60,000	4.625		04/01/21	61,425
Verscend Escrow Corp.(a)
217,000	9.750		08/15/26	231,105
Xerox Corp.
80,000	4.125		03/15/23	81,691

				803,416

Wireless – 6.3%
CSC Holdings LLC
400,000	5.125	(a)	12/15/21	402,000
240,000	6.500	(a)	02/01/29	269,400
Hughes Satellite Systems Corp.
100,000	7.625		06/15/21	108,375
100,000	6.625		08/01/26	108,125
SBA Communications Corp.
150,000	4.875		09/01/24	156,188
Sprint Capital Corp.
205,000	6.875		11/15/28	227,806
220,000	8.750		03/15/32	275,825
Sprint Communications, Inc.
230,000	6.000		11/15/22	245,525
Sprint Corp.
220,000	7.250		09/15/21	236,775
317,000	7.875		09/15/23	357,021
315,000	7.125		06/15/24	348,469
293,000	7.625		02/15/25	328,892
95,000	7.625		03/01/26	107,588
T-Mobile USA, Inc.
450,000	4.000		04/15/22	464,062
163,000	6.000		03/01/23	166,464
58,000	6.500		01/15/24	60,465
120,000	6.000		04/15/24	125,250
335,000	5.125		04/15/25	350,494
5,000	6.500		01/15/26	5,375
115,000	5.375		04/15/27	124,200
130,000	4.750		02/01/28	136,988

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
ViaSat, Inc.(a)
$225,000	5.625%		04/15/27	$239,906

				4,845,193

Wirelines – 1.6%
CenturyLink, Inc., Series W
250,000	6.750		12/01/23	273,750
CenturyLink, Inc., Series Y
200,000	7.500		04/01/24	222,250
Level 3 Financing, Inc.
200,000	5.375		08/15/22	201,000
200,000	5.375		01/15/24	204,500
Zayo Group LLC / Zayo Capital, Inc.
150,000	6.000		04/01/23	154,312
22,000	6.375		05/15/25	22,660
150,000	5.750	(a)	01/15/27	153,563

				1,232,035

TOTAL CORPORATE OBLIGATIONS
(Cost $68,911,384)				$69,889,009

Foreign Corporate Debt – 5.5%
Aerospace & Defense – 1.3%
Bombardier, Inc. (Canada)
$122,000	8.750	%(a)	12/01/21	$132,828
208,000	6.000	(a)	10/15/22	207,480
185,000	6.125	(a)	01/15/23	185,000
95,000	7.500	(a)	12/01/24	95,000
130,000	7.500	(a)	03/15/25	127,237
260,000	7.875	(a)	04/15/27	253,175

				1,000,720

Basic Industry – 0.5%
NOVA Chemicals Corp. (Canada)
10,000	5.250	(a)	08/01/23	10,225
280,000	5.000	(a)	05/01/25	287,350
75,000	5.250	(a)	06/01/27	78,562

				376,137

Capital Goods – 0.1%
GFL Environmental, Inc.(a) (Canada)
60,000	8.500		05/01/27	65,700

Communications – 0.3%
Videotron Ltd.(a) (Canada)
250,000	5.125		04/15/27	264,375

Consumer Cyclical – 1.0%
1011778 BC ULC / New Red Finance, Inc. (Canada)
280,000	4.250	(a)	05/15/24	290,150
420,000	5.000	(a)	10/15/25	435,750

				725,900

Energy – 0.7%
MEG Energy Corp. (Canada)
100,000	6.375	(a)	01/30/23	96,000
188,000	6.500	(a)	01/15/25	190,350

Foreign Corporate Debt – (continued)
Energy – (continued)
Seven Generations Energy Ltd. (Canada)
200,000	6.750	(a)	05/01/23	202,500
50,000	5.375	(a)	09/30/25	48,250

				537,100

Food – 0.3%
NBM US Holdings, Inc.(a) (Brazil)
200,000	7.000		05/14/26	205,000

Mining – 0.8%
First Quantum Minerals Ltd. (Zambia)
200,000	6.500	(a)	03/01/24	181,000
500,000	7.500	(a)	04/01/25	459,375

				640,375

Software – 0.5%
Open Text Corp. (Canada)
270,000	5.625	(a)	01/15/23	278,100
70,000	5.875	(a)	06/01/26	74,813

				352,913

TOTAL FOREIGN CORPORATE DEBT
(Cost $4,135,243)				$4,168,220

Principal Amount	Dividend Rate	Value

Investment Company – 1.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$1,093,653	2.045%	$1,093,653
(Cost $1,093,653)

TOTAL INVESTMENTS – 98.1%
(Cost $74,140,280)		$75,150,882

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		1,451,049

NET ASSETS – 100.0%		$76,601,931

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.6%
U.S. Treasury Inflation Indexed Bonds
$269,314	1.125%	01/15/21	$270,617
406,358	0.125	04/15/21	402,443
914,414	0.125	01/15/22	908,863
999,399	0.375	07/15/23	1,012,694
1,079,108	0.625	01/15/24	1,106,013
704,238	0.375	07/15/25	722,094
925,645	0.375	07/15/27	956,452
1,220,144	0.500	01/15/28	1,271,370
652,936	0.750	02/15/42	717,532
376,694	0.875	02/15/47	427,780
115,297	1.000	02/15/48	135,456

TOTAL INVESTMENTS – 99.6%
(Cost $7,539,096)			$7,931,314

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			34,797

NET ASSETS – 100.0%			$7,966,111

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 78.1%
Advertising – 0.1%
Omnicom Group, Inc. / Omnicom Capital, Inc.
$400,000	3.600%		04/15/26	$424,510

Aerospace & Defense – 1.0%
Boeing Co. (The)
540,000	2.700		02/01/27	554,988
1,000,000	2.950		02/01/30	1,042,598
100,000	3.900		05/01/49	113,391
Lockheed Martin Corp.
50,000	2.900		03/01/25	52,255
310,000	4.070		12/15/42	365,883
60,000	3.800		03/01/45	68,823
180,000	4.700		05/15/46	233,688
400,000	4.090		09/15/52	482,409
Northrop Grumman Corp.
95,000	2.550		10/15/22	96,543
400,000	2.930		01/15/25	414,903
290,000	3.200		02/01/27	306,579
660,000	3.250		01/15/28	700,625
240,000	4.030		10/15/47	278,882
Raytheon Co.
790,000	2.500		12/15/22	800,936

				5,512,503

Banks – 20.7%
American Express Co.
200,000	2.200		10/30/20	200,150
350,000	3.400		02/22/24	368,963
740,000	3.000		10/30/24	768,220
150,000	4.200		11/06/25	166,780
415,000	4.050		12/03/42	494,219
American Express Credit Corp., Series F
1,235,000	2.600		09/14/20	1,241,557
American Express Credit Corp., MTN
560,000	3.300		05/03/27	603,923
Bank of America Corp.
(3M USD LIBOR + 0.790%)
1,042,000	3.004	(a)	12/20/23	1,070,850
(3M USD LIBOR + 0.780%)
135,000	3.550	(a)	03/05/24	141,154
(3M USD LIBOR + 1.512%)
540,000	3.705	(a)	04/24/28	582,484
(3M USD LIBOR + 1.040%)
868,000	3.419	(a)	12/20/28	916,607
310,000	6.110		01/29/37	415,296
(3M USD LIBOR + 1.814%)
900,000	4.244	(a)	04/24/38	1,059,477
370,000	7.750		05/14/38	580,065
Bank of America Corp., GMTN
1,405,000	3.300		01/11/23	1,461,345
50,000	3.500		04/19/26	53,596
(3M USD LIBOR + 1.370%)
340,000	3.593	(a)	07/21/28	363,550
Bank of America Corp., Series L
50,000	3.950		04/21/25	53,301
250,000	4.183		11/25/27	272,348

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., MTN
250,000	5.625		07/01/20	256,989
190,000	2.625		10/19/20	191,398
90,000	2.151		11/09/20	90,030
324,000	5.000		05/13/21	339,209
50,000	2.503		10/21/22	50,386
(3M USD LIBOR + 1.160%)
1,500,000	3.124	(a)	01/20/23	1,532,172
720,000	4.000		04/01/24	779,304
710,000	4.200		08/26/24	766,361
850,000	4.000		01/22/25	908,591
580,000	3.875		08/01/25	631,876
(3M USD LIBOR + 1.090%)
1,250,000	3.093	(a)	10/01/25	1,299,458
50,000	4.450		03/03/26	55,054
400,000	4.250		10/22/26	437,944
880,000	3.248		10/21/27	929,017
(3M USD LIBOR + 1.575%)
600,000	3.824	(a)	01/20/28	649,724
(3M USD LIBOR + 1.070%)
150,000	3.970	(a)	03/05/29	165,132
(3M USD LIBOR + 1.310%)
1,000,000	4.271	(a)	07/23/29	1,129,765
(3M USD LIBOR + 1.210%)
500,000	3.974	(a)	02/07/30	554,586
(3M USD LIBOR + 1.320%)
800,000	4.078	(a)	04/23/40	918,671
370,000	5.875		02/07/42	530,547
820,000	5.000		01/21/44	1,072,609
Bank of New York Mellon Corp. (The), MTN
270,000	2.050		05/03/21	270,603
263,000	2.600		02/07/22	267,270
120,000	3.450		08/11/23	126,534
570,000	2.200		08/16/23	574,847
20,000	2.800		05/04/26	20,772
75,000	2.450		08/17/26	76,130
590,000	3.250		05/16/27	630,218
60,000	3.300		08/23/29	64,088
Bank of New York Mellon Corp. (The), Series G
640,000	3.000		02/24/25	667,729
BB&T Corp., MTN
140,000	2.150		02/01/21	140,157
150,000	2.050		05/10/21	150,150
140,000	2.750		04/01/22	142,508
500,000	3.050		06/20/22	514,131
350,000	3.750		12/06/23	372,956
605,000	2.850		10/26/24	624,386
Capital One Bank USA NA
400,000	3.375		02/15/23	413,071
Capital One Financial Corp.
250,000	3.450		04/30/21	255,511
1,650,000	4.750		07/15/21	1,726,877
150,000	3.300		10/30/24	155,584
250,000	3.200		02/05/25	258,000
542,000	4.200		10/29/25	579,294
660,000	3.750		07/28/26	688,655

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Capital One Financial Corp. – (continued)
$300,000	3.750%		03/09/27	$318,747
290,000	3.800		01/31/28	309,592
Citibank NA
(3M USD LIBOR + 0.530%)
780,000	3.165	(a)	02/19/22	790,541
(3M USD LIBOR + 0.596%)
770,000	2.844	(a)	05/20/22	778,835
910,000	3.650		01/23/24	969,832
Citigroup, Inc.
405,000	2.650		10/26/20	407,484
110,000	2.700		03/30/21	111,108
380,000	2.350		08/02/21	382,093
1,750,000	2.900		12/08/21	1,780,615
780,000	4.500		01/14/22	823,096
200,000	2.700		10/27/22	203,489
500,000	3.500		05/15/23	520,924
130,000	3.875		10/25/23	138,629
90,000	4.000		08/05/24	96,339
535,000	3.875		03/26/25	565,602
190,000	3.300		04/27/25	201,027
150,000	4.400		06/10/25	163,002
80,000	5.500		09/13/25	91,609
225,000	3.700		01/12/26	242,496
40,000	4.600		03/09/26	44,068
800,000	3.400		05/01/26	846,400
360,000	3.200		10/21/26	375,937
40,000	4.300		11/20/26	43,633
1,387,000	4.450		09/29/27	1,534,379
240,000	4.125		07/25/28	262,086
(3M USD LIBOR + 1.338%)
1,490,000	3.980	(a)	03/20/30	1,648,616
240,000	6.625		06/15/32	320,288
210,000	8.125		07/15/39	351,685
230,000	6.675		09/13/43	343,659
150,000	5.300		05/06/44	193,534
310,000	4.650		07/30/45	387,302
240,000	4.750		05/18/46	290,850
(3M USD LIBOR + 1.839%)
620,000	4.281	(a)	04/24/48	762,059
320,000	4.650		07/23/48	402,791
Discover Bank
300,000	4.200		08/08/23	322,579
1,050,000	4.650		09/13/28	1,188,280
Discover Financial Services
425,000	4.100		02/09/27	457,664
Fifth Third Bancorp
750,000	4.300		01/16/24	809,403
330,000	8.250		03/01/38	512,709
Fifth Third Bank
200,000	2.200		10/30/20	200,432
HSBC Bank USA NA
300,000	5.625		08/15/35	380,777
Huntington Bancshares, Inc.
840,000	3.150		03/14/21	852,419
250,000	2.300		01/14/22	251,214

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.
430,000	4.250		10/15/20	440,519
1,520,000	2.550		10/29/20	1,528,256
1,650,000	2.550		03/01/21	1,662,458
300,000	2.400		06/07/21	301,895
577,000	4.500		01/24/22	610,429
660,000	3.250		09/23/22	684,085
117,000	2.972		01/15/23	119,517
140,000	3.200		01/25/23	145,486
(3M USD LIBOR + 0.935%)
200,000	2.776	(a)	04/25/23	203,379
60,000	3.375		05/01/23	62,282
250,000	2.700		05/18/23	255,904
150,000	3.875		02/01/24	161,381
1,960,000	3.875		09/10/24	2,097,468
80,000	3.125		01/23/25	83,488
1,400,000	3.300		04/01/26	1,477,293
460,000	3.200		06/15/26	482,590
400,000	4.125		12/15/26	440,960
(3M USD LIBOR + 1.245%)
200,000	3.960	(a)	01/29/27	217,975
470,000	4.250		10/01/27	525,646
540,000	3.625		12/01/27	574,668
(3M USD LIBOR + 1.337%)
215,000	3.782	(a)	02/01/28	233,993
(3M USD LIBOR + 1.380%)
700,000	3.540	(a)	05/01/28	749,525
(3M USD LIBOR + 1.160%)
1,796,000	3.702	(a)	05/06/30	1,963,110
550,000	6.400		05/15/38	803,014
(3M USD LIBOR + 1.360%)
750,000	3.882	(a)	07/24/38	842,026
175,000	5.500		10/15/40	240,614
110,000	5.600		07/15/41	154,354
180,000	5.400		01/06/42	247,310
400,000	5.625		08/16/43	548,385
150,000	4.850		02/01/44	194,988
230,000	4.950		06/01/45	295,094
(3M USD LIBOR + 1.580%)
460,000	4.260	(a)	02/22/48	555,216
(3M USD LIBOR + 1.220%)
500,000	3.897	(a)	01/23/49	574,544
JPMorgan Chase & Co., MTN
1,000,000	2.295		08/15/21	1,002,850
Morgan Stanley
260,000	5.750		01/25/21	272,797
1,535,000	2.750		05/19/22	1,561,594
200,000	5.000		11/24/25	225,116
30,000	3.625		01/20/27	32,112
486,000	3.950		04/23/27	520,053
1,026,000	6.375		07/24/42	1,528,230
370,000	4.300		01/27/45	439,747
130,000	4.375		01/22/47	158,007
Morgan Stanley, GMTN
1,070,000	2.500		04/21/21	1,077,007
1,245,000	5.500		07/28/21	1,321,949

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley, GMTN – (continued)
$40,000	3.125%		01/23/23	$41,281
300,000	3.750		02/25/23	315,791
25,000	3.700		10/23/24	26,707
160,000	4.000		07/23/25	173,606
730,000	3.875		01/27/26	789,362
300,000	4.350		09/08/26	328,804
Morgan Stanley, MTN
630,000	2.625		11/17/21	636,711
800,000	4.100		05/22/23	847,489
865,000	3.125		07/27/26	898,258
Morgan Stanley, Series F
1,055,000	3.875		04/29/24	1,133,089
State Street Corp.
1,200,000	3.100		05/15/23	1,238,820
545,000	3.700		11/20/23	580,978
60,000	3.300		12/16/24	63,557
300,000	3.550		08/18/25	322,746
180,000	2.650		05/19/26	185,263
Synchrony Financial
100,000	3.750		08/15/21	102,385
50,000	4.250		08/15/24	53,123
498,000	4.500		07/23/25	535,626
140,000	3.950		12/01/27	145,032
US Bancorp, MTN
50,000	2.350		01/29/21	50,268
1,000,000	3.000		03/15/22	1,026,158
550,000	3.700		01/30/24	591,034
550,000	3.600		09/11/24	589,177
540,000	3.100		04/27/26	566,993
400,000	3.900		04/26/28	456,072
US Bancorp, Series X
375,000	3.150		04/27/27	402,280
US Bank NA
300,000	3.000		02/04/21	304,212
Wells Fargo & Co.
1,100,000	3.000		04/22/26	1,141,437
250,000	5.375		02/07/35	326,214
550,000	5.375		11/02/43	723,962
450,000	5.606		01/15/44	604,858
300,000	3.900		05/01/45	351,624
Wells Fargo & Co., GMTN
50,000	4.300		07/22/27	55,366
1,157,000	4.900		11/17/45	1,446,921
Wells Fargo & Co., MTN
690,000	3.000		01/22/21	699,362
1,628,000	3.500		03/08/22	1,685,558
1,500,000	2.625		07/22/22	1,525,461
200,000	3.000		02/19/25	207,383
560,000	3.550		09/29/25	595,778
1,475,000	4.100		06/03/26	1,598,880
(3M USD LIBOR + 1.310%)
1,310,000	3.584	(a)	05/22/28	1,404,916
510,000	4.150		01/24/29	571,787
400,000	4.750		12/07/46	491,590
Wells Fargo Bank NA
1,100,000	2.600		01/15/21	1,108,577

				109,061,813

Corporate Obligations – (continued)
Basic Industry – 0.3%
International Paper Co.
220,000	3.000		02/15/27	225,380
200,000	4.800		06/15/44	220,175
190,000	4.400		08/15/47	202,203
150,000	4.350		08/15/48	158,582
Sherwin-Williams Co. (The)
90,000	2.750		06/01/22	91,606
500,000	3.450		06/01/27	526,845
250,000	4.500		06/01/47	285,592

				1,710,383

Broadcasting – 0.6%
CBS Corp.
50,000	4.000		01/15/26	53,554
Discovery Communications LLC
363,000	3.950		03/20/28	381,628
940,000	5.200		09/20/47	1,064,953
Fox Corp.
500,000	4.709	(b)	01/25/29	578,487
300,000	5.476	(b)	01/25/39	374,849
350,000	5.576	(b)	01/25/49	456,618

				2,910,089

Brokerage – 0.5%
BlackRock, Inc.
200,000	3.500		03/18/24	214,648
Intercontinental Exchange, Inc.
850,000	2.750		12/01/20	857,523
50,000	4.000		10/15/23	53,811
620,000	3.750		12/01/25	672,783
290,000	4.250		09/21/48	352,348
Jefferies Financial Group, Inc.
100,000	5.500		10/18/23	108,822
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
375,000	4.850		01/15/27	401,671

				2,661,606

Capital Goods – 1.6%
3M Co., MTN
430,000	4.000		09/14/48	491,123
Caterpillar Financial Services Corp.
520,000	1.700		08/09/21	517,846
Caterpillar Financial Services Corp., GMTN
1,050,000	1.850		09/04/20	1,047,458
Caterpillar, Inc.
30,000	3.900		05/27/21	30,985
130,000	3.400		05/15/24	138,500
80,000	5.200		05/27/41	108,483
130,000	3.803		08/15/42	150,243
Deere & Co.
480,000	2.600		06/08/22	489,058
320,000	3.900		06/09/42	377,080
General Electric Co.
1,400,000	2.700		10/09/22	1,390,867
500,000	4.125		10/09/42	480,297
450,000	4.500		03/11/44	455,868

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
General Electric Co., GMTN
$200,000	6.150%	08/07/37	$236,816
224,000	6.875	01/10/39	286,164
General Electric Co., MTN
1,200,000	5.875	01/14/38	1,385,692
Honeywell International, Inc.
545,000	2.500	11/01/26	559,554
Illinois Tool Works, Inc.
50,000	2.650	11/15/26	52,117
John Deere Capital Corp., MTN
250,000	2.800	03/06/23	257,042

			8,455,193

Communications – 3.7%
AT&T, Inc.
215,000	3.600	07/15/25	227,763
370,000	3.800	02/15/27	396,820
50,000	4.850	07/15/45	57,358
Charter Communications Operating LLC / Charter Communications Operating Capital
170,000	4.464	07/23/22	179,680
960,000	4.908	07/23/25	1,062,122
240,000	3.750	02/15/28	248,148
370,000	4.200	03/15/28	393,626
670,000	5.050	03/30/29	756,391
855,000	6.384	10/23/35	1,048,941
130,000	5.375	04/01/38	146,916
450,000	6.484	10/23/45	557,612
580,000	5.375	05/01/47	643,322
320,000	5.750	04/01/48	370,456
Comcast Corp.
1,616,000	3.700	04/15/24	1,730,931
225,000	3.375	02/15/25	238,195
100,000	3.375	08/15/25	106,419
200,000	3.150	03/01/26	211,276
200,000	4.150	10/15/28	227,287
1,500,000	4.250	10/15/30	1,744,554
825,000	4.250	01/15/33	957,466
650,000	7.050	03/15/33	947,474
100,000	4.200	08/15/34	116,644
140,000	3.900	03/01/38	158,132
500,000	4.600	10/15/38	607,282
300,000	4.750	03/01/44	365,355
230,000	3.400	07/15/46	241,556
1,200,000	4.700	10/15/48	1,499,017
205,000	4.049	11/01/52	236,158
1,385,000	4.950	10/15/58	1,826,504
Time Warner Cable LLC
50,000	6.550	05/01/37	60,395
470,000	7.300	07/01/38	604,178
400,000	6.750	06/15/39	497,886
160,000	5.875	11/15/40	182,807
250,000	5.500	09/01/41	272,128
Time Warner Entertainment Co. LP
50,000	8.375	03/15/23	59,389

Corporate Obligations – (continued)
Communications – (continued)
Viacom, Inc.
108,000	4.250	09/01/23	115,230
240,000	6.875	04/30/36	322,669
216,000	4.375	03/15/43	228,158

			19,646,245

Consumer Cyclical – 7.0%
Amazon.com, Inc.
422,000	2.400	02/22/23	430,395
370,000	2.800	08/22/24	386,132
560,000	3.800	12/05/24	611,560
750,000	5.200	12/03/25	890,228
780,000	3.150	08/22/27	839,431
170,000	4.800	12/05/34	216,640
275,000	3.875	08/22/37	320,736
500,000	4.950	12/05/44	669,776
485,000	4.050	08/22/47	594,223
330,000	4.250	08/22/57	424,064
American Honda Finance Corp., GMTN
50,000	2.650	02/12/21	50,507
297,000	1.700	09/09/21	295,767
Costco Wholesale Corp.
734,000	2.300	05/18/22	742,410
400,000	3.000	05/18/27	425,321
Dollar Tree, Inc.
530,000	4.000	05/15/25	559,749
eBay, Inc.
150,000	2.875	08/01/21	151,745
250,000	2.600	07/15/22	253,619
250,000	2.750	01/30/23	254,794
50,000	3.450	08/01/24	52,539
Equinix, Inc.
500,000	5.875	01/15/26	532,969
Ford Motor Co.
300,000	4.346	12/08/26	308,544
370,000	7.450	07/16/31	439,159
320,000	4.750	01/15/43	289,475
320,000	5.291	12/08/46	308,039
Ford Motor Credit Co. LLC
300,000	5.750	02/01/21	311,582
300,000	3.336	03/18/21	301,968
555,000	5.875	08/02/21	584,371
520,000	5.596	01/07/22	550,112
250,000	4.375	08/06/23	258,572
300,000	3.664	09/08/24	299,193
376,000	4.134	08/04/25	379,255
General Motors Co.
340,000	5.000	10/01/28	366,669
550,000	6.600	04/01/36	644,513
300,000	6.250	10/02/43	337,303
520,000	5.400	04/01/48	539,947
General Motors Financial Co., Inc.
600,000	3.200	07/06/21	607,216
1,000,000	4.200	11/06/21	1,036,392
1,000,000	5.100	01/17/24	1,080,727
1,000,000	4.000	01/15/25	1,029,224
300,000	5.250	03/01/26	328,177

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Home Depot, Inc. (The)
$160,000	4.400%		04/01/21	$165,494
70,000	2.625		06/01/22	71,722
138,000	2.700		04/01/23	142,377
80,000	3.350		09/15/25	85,878
105,000	3.000		04/01/26	111,328
60,000	2.125		09/15/26	60,208
60,000	2.800		09/14/27	62,911
430,000	5.875		12/16/36	607,948
500,000	5.950		04/01/41	720,101
620,000	4.400		03/15/45	770,491
200,000	4.250		04/01/46	242,805
290,000	3.900		06/15/47	335,196
130,000	3.500		09/15/56	140,494
Lowe’s Cos., Inc.
310,000	2.500		04/15/26	312,360
30,000	3.100		05/03/27	31,319
1,000,000	3.650		04/05/29	1,086,541
100,000	3.700		04/15/46	102,682
264,000	4.050		05/03/47	286,305
McDonald’s Corp., MTN
50,000	2.750		12/09/20	50,468
100,000	3.500		03/01/27	107,838
593,000	4.700		12/09/35	717,214
320,000	4.875		12/09/45	393,446
370,000	4.450		09/01/48	436,948
NIKE, Inc.
288,000	2.375		11/01/26	296,622
Starbucks Corp.
637,000	3.800		08/15/25	690,601
400,000	4.000		11/15/28	451,955
Target Corp.
620,000	3.500		07/01/24	668,218
350,000	4.000		07/01/42	410,344
140,000	3.625		04/15/46	157,715
Toyota Motor Credit Corp., GMTN
400,000	3.450		09/20/23	424,936
Toyota Motor Credit Corp., MTN
150,000	2.950		04/13/21	152,663
Visa, Inc.
650,000	3.150		12/14/25	697,226
555,000	2.750		09/15/27	584,931
270,000	4.150		12/14/35	330,528
580,000	4.300		12/14/45	737,727
280,000	3.650		09/15/47	326,760
Walmart, Inc.
80,000	1.900		12/15/20	80,172
100,000	2.350		12/15/22	101,907
188,000	2.550		04/11/23	192,871
500,000	3.400		06/26/23	529,317
500,000	2.650		12/15/24	518,747
1,250,000	3.700		06/26/28	1,405,747
325,000	3.250		07/08/29	356,337
360,000	5.250		09/01/35	486,513
530,000	3.950		06/28/38	634,940
100,000	3.625		12/15/47	117,156
650,000	4.050		06/29/48	811,163

				36,910,213

Corporate Obligations – (continued)
Consumer Noncyclical – 7.7%
Abbott Laboratories
400,000	2.900		11/30/21	407,760
34,000	3.400		11/30/23	35,862
60,000	2.950		03/15/25	62,604
84,000	3.750		11/30/26	92,511
438,000	4.750		11/30/36	549,038
700,000	4.900		11/30/46	931,223
AbbVie, Inc.
1,790,000	2.900		11/06/22	1,824,518
337,000	3.600		05/14/25	351,134
190,000	3.200		05/14/26	194,530
350,000	4.250		11/14/28	381,355
1,274,000	4.500		05/14/35	1,386,464
150,000	4.300		05/14/36	160,264
210,000	4.400		11/06/42	221,950
250,000	4.450		05/14/46	264,601
725,000	4.875		11/14/48	813,872
Amgen, Inc.
680,000	3.450		10/01/20	688,741
240,000	3.875		11/15/21	248,162
145,000	2.650		05/11/22	147,185
100,000	3.625		05/22/24	106,306
430,000	2.600		08/19/26	434,760
402,000	4.400		05/01/45	458,775
780,000	4.663		06/15/51	930,635
Becton Dickinson and Co.
300,000	3.700		06/06/27	323,157
400,000	4.685		12/15/44	472,421
400,000	4.669		06/06/47	482,184
Biogen, Inc.
180,000	2.900		09/15/20	181,144
307,000	3.625		09/15/22	319,566
900,000	4.050		09/15/25	977,709
270,000	5.200		09/15/45	323,599
Boston Scientific Corp.
300,000	4.550		03/01/39	359,512
Bristol-Myers Squibb Co.
1,500,000	3.400	(b)	07/26/29	1,622,875
500,000	4.250	(b)	10/26/49	599,604
Cardinal Health, Inc.
300,000	2.616		06/15/22	302,049
184,000	3.079		06/15/24	186,955
Celgene Corp.
130,000	3.250		08/15/22	134,535
500,000	3.625		05/15/24	532,942
580,000	3.875		08/15/25	628,389
600,000	3.450		11/15/27	645,781
50,000	3.900		02/20/28	55,600
380,000	5.000		08/15/45	486,899
320,000	4.550		02/20/48	398,755
Eli Lilly & Co.
380,000	3.950		05/15/47	446,575
200,000	4.150		03/15/59	240,291
Gilead Sciences, Inc.
50,000	2.550		09/01/20	50,263
700,000	2.500		09/01/23	713,114

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Gilead Sciences, Inc. – (continued)
$800,000	3.500%	02/01/25	$850,292
200,000	4.600	09/01/35	240,539
250,000	4.800	04/01/44	302,677
570,000	4.500	02/01/45	665,912
350,000	4.750	03/01/46	424,222
190,000	4.150	03/01/47	216,251
Johnson & Johnson
50,000	2.250	03/03/22	50,672
307,000	2.625	01/15/25	318,937
60,000	2.450	03/01/26	62,003
700,000	3.550	03/01/36	783,621
420,000	3.625	03/03/37	474,179
300,000	5.950	08/15/37	431,899
60,000	3.400	01/15/38	66,474
70,000	3.700	03/01/46	81,191
150,000	3.750	03/03/47	176,247
Medtronic, Inc.
700,000	4.625	03/15/45	907,038
Merck & Co., Inc.
50,000	3.875	01/15/21	51,156
40,000	2.350	02/10/22	40,600
400,000	2.900	03/07/24	418,100
200,000	2.750	02/10/25	208,136
400,000	3.400	03/07/29	440,778
50,000	4.150	05/18/43	60,607
690,000	3.700	02/10/45	787,101
340,000	4.000	03/07/49	411,385
Pfizer, Inc.
40,000	2.200	12/15/21	40,363
657,000	2.950	03/15/24	685,504
125,000	2.750	06/03/26	130,420
50,000	3.000	12/15/26	52,935
300,000	3.450	03/15/29	327,521
540,000	7.200	03/15/39	859,870
280,000	4.400	05/15/44	341,350
130,000	4.125	12/15/46	155,076
320,000	4.000	03/15/49	375,965
Philip Morris International, Inc.
112,000	1.875	02/25/21	111,843
100,000	2.500	11/02/22	101,188
50,000	3.250	11/10/24	52,382
670,000	3.375	08/11/25	706,523
20,000	2.750	02/25/26	20,409
440,000	6.375	05/16/38	604,175
100,000	4.375	11/15/41	111,037
30,000	3.875	08/21/42	31,171
205,000	4.125	03/04/43	218,746
50,000	4.250	11/10/44	54,704
Stryker Corp.
380,000	3.500	03/15/26	408,335
Thermo Fisher Scientific, Inc.
50,000	3.600	08/15/21	51,280
790,000	3.300	02/15/22	812,616
20,000	3.150	01/15/23	20,619
50,000	3.000	04/15/23	51,434
50,000	4.150	02/01/24	53,814

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Thermo Fisher Scientific, Inc. – (continued)
314,000	2.950	09/19/26	325,082
340,000	3.200	08/15/27	358,167
Walgreen Co.
50,000	3.100	09/15/22	51,344
Walgreens Boots Alliance, Inc.
550,000	3.300	11/18/21	563,238
510,000	3.800	11/18/24	540,993
350,000	3.450	06/01/26	362,570
450,000	4.800	11/18/44	477,690
Wyeth LLC
140,000	6.500	02/01/34	201,598
530,000	5.950	04/01/37	736,896
Zoetis, Inc.
710,000	3.000	09/12/27	736,706
100,000	4.700	02/01/43	121,679

			40,501,429

Consumer Products – 0.2%
Procter & Gamble Co. (The)
538,000	3.100	08/15/23	566,169
300,000	2.450	11/03/26	310,221

			876,390

Electric – 1.5%
Berkshire Hathaway Energy Co.
417,000	6.125	04/01/36	589,693
120,000	5.150	11/15/43	156,364
40,000	4.500	02/01/45	48,537
Duke Energy Corp.
680,000	1.800	09/01/21	676,396
400,000	2.650	09/01/26	405,623
375,000	3.750	09/01/46	397,427
Exelon Corp.
600,000	4.450	04/15/46	696,077
Exelon Generation Co. LLC
225,000	6.250	10/01/39	289,373
FirstEnergy Corp., Series C
360,000	7.375	11/15/31	515,697
150,000	4.850	07/15/47	182,859
FirstEnergy Corp., Series B
255,000	3.900	07/15/27	274,012
Florida Power & Light Co.
500,000	3.950	03/01/48	590,202
MidAmerican Energy Co.
300,000	4.250	07/15/49	369,331
NextEra Energy Capital Holdings, Inc.
80,000	3.550	05/01/27	85,349
NiSource, Inc.
350,000	4.375	05/15/47	404,658
Sempra Energy
300,000	3.400	02/01/28	313,063
200,000	4.000	02/01/48	217,817
Southern California Edison Co.
300,000	4.000	04/01/47	326,348
Southern Co. (The)
80,000	2.350	07/01/21	80,265
260,000	3.250	07/01/26	268,612
630,000	4.400	07/01/46	708,591

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Virginia Electric & Power Co., Series A
$140,000	3.150%	01/15/26	$147,335

			7,743,629

Energy – 8.5%
Anadarko Finance Co., Series B
170,000	7.500	05/01/31	227,425
Anadarko Petroleum Corp.
225,000	6.450	09/15/36	282,818
330,000	6.200	03/15/40	405,642
70,000	6.600	03/15/46	92,431
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
100,000	5.250	01/15/25	105,388
500,000	4.250	12/01/27	531,562
Baker Hughes a GE Co. LLC
190,000	5.125	09/15/40	214,386
Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor, Inc.
575,000	3.337	12/15/27	590,342
BP Capital Markets America, Inc.
450,000	3.790	02/06/24	481,245
300,000	3.410	02/11/26	319,555
50,000	3.119	05/04/26	52,502
60,000	3.017	01/16/27	62,589
520,000	4.234	11/06/28	594,136
Chevron Corp.
50,000	2.419	11/17/20	50,336
646,000	2.566	05/16/23	662,464
1,212,000	3.191	06/24/23	1,275,686
30,000	2.895	03/03/24	31,340
32,000	3.326	11/17/25	34,662
180,000	2.954	05/16/26	190,237
Concho Resources, Inc.
825,000	3.750	10/01/27	861,568
230,000	4.875	10/01/47	268,226
ConocoPhillips
580,000	6.500	02/01/39	850,163
ConocoPhillips Co.
250,000	4.950	03/15/26	290,927
100,000	4.300	11/15/44	118,212
ConocoPhillips Holding Co.
455,000	6.950	04/15/29	628,581
Continental Resources, Inc.
800,000	5.000	09/15/22	806,200
160,000	4.500	04/15/23	166,200
670,000	3.800	06/01/24	681,725
Devon Energy Corp.
190,000	5.600	07/15/41	233,167
190,000	4.750	05/15/42	212,268
Energy Transfer Operating LP
50,000	4.150	10/01/20	50,798
20,000	4.650	06/01/21	20,742
100,000	3.600	02/01/23	103,619
250,000	4.500	04/15/24	267,998
400,000	4.750	01/15/26	439,430
400,000	5.250	04/15/29	457,189
200,000	6.500	02/01/42	245,397

Corporate Obligations – (continued)
Energy – (continued)
Energy Transfer Operating LP – (continued)
20,000	5.150	03/15/45	21,299
30,000	6.125	12/15/45	35,638
610,000	5.300	04/15/47	672,121
350,000	6.000	06/15/48	421,237
200,000	6.250	04/15/49	248,146
Enterprise Products Operating LLC
160,000	5.200	09/01/20	164,638
232,000	3.350	03/15/23	242,096
157,000	3.900	02/15/24	168,955
107,000	3.750	02/15/25	115,096
1,120,000	3.125	07/31/29	1,162,316
225,000	4.850	08/15/42	260,453
340,000	4.450	02/15/43	377,289
200,000	4.850	03/15/44	233,494
190,000	5.100	02/15/45	228,106
50,000	4.900	05/15/46	59,299
200,000	4.800	02/01/49	236,488
Enterprise Products Operating LLC(a), Series E
(3M USD LIBOR + 3.033%)
154,000	5.250	08/16/77	149,753
EQT Corp.
1,725,000	3.000	10/01/22	1,664,782
Exxon Mobil Corp.
1,265,000	2.222	03/01/21	1,272,126
2,000,000	2.019	08/16/24	2,016,877
525,000	3.043	03/01/26	555,844
60,000	3.567	03/06/45	66,666
370,000	4.114	03/01/46	448,684
Hess Corp.
307,000	4.300	04/01/27	321,936
40,000	6.000	01/15/40	45,253
250,000	5.600	02/15/41	278,798
Kinder Morgan Energy Partners LP
50,000	5.500	03/01/44	59,109
Kinder Morgan, Inc.
180,000	3.150	01/15/23	185,004
200,000	4.300	06/01/25	215,042
920,000	4.300	03/01/28	1,009,356
320,000	5.550	06/01/45	384,708
385,000	5.050	02/15/46	433,870
Kinder Morgan, Inc., GMTN
440,000	7.750	01/15/32	619,821
Marathon Oil Corp.
250,000	2.800	11/01/22	253,363
140,000	3.850	06/01/25	147,156
270,000	6.600	10/01/37	339,685
Marathon Petroleum Corp.
225,000	5.125	03/01/21	235,231
120,000	6.500	03/01/41	152,602
MPLX LP
1,000,000	4.500	07/15/23	1,068,276
50,000	4.875	06/01/25	55,266
145,000	4.500	04/15/38	149,092
300,000	5.200	03/01/47	329,729
400,000	5.500	02/15/49	457,161

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Occidental Petroleum Corp.
$970,000	2.600%	08/13/21	$975,430
1,490,000	2.700	08/15/22	1,504,989
470,000	3.400	04/15/26	477,767
950,000	3.500	08/15/29	969,123
285,000	4.625	06/15/45	301,979
130,000	4.400	04/15/46	133,090
92,000	4.100	02/15/47	91,126
60,000	4.200	03/15/48	59,918
Phillips 66
250,000	4.300	04/01/22	265,481
210,000	3.900	03/15/28	228,231
140,000	4.650	11/15/34	162,101
540,000	5.875	05/01/42	713,519
110,000	4.875	11/15/44	132,149
Plains All American Pipeline LP / PAA Finance Corp.
250,000	3.600	11/01/24	259,305
110,000	4.650	10/15/25	118,485
240,000	4.500	12/15/26	257,671
Sabine Pass Liquefaction LLC
100,000	5.625	04/15/23	109,400
895,000	5.625	03/01/25	1,006,315
518,000	5.875	06/30/26	596,186
220,000	5.000	03/15/27	243,210
525,000	4.200	03/15/28	558,141
Sunoco Logistics Partners Operations LP
500,000	4.000	10/01/27	527,533
50,000	5.350	05/15/45	54,840
200,000	5.400	10/01/47	223,768
Valero Energy Corp.
657,000	3.400	09/15/26	679,822
500,000	4.000	04/01/29	533,130
Williams Cos., Inc. (The)
350,000	4.300	03/04/24	373,967
1,000,000	4.550	06/24/24	1,082,418
705,000	3.900	01/15/25	742,145
50,000	3.750	06/15/27	52,262
240,000	6.300	04/15/40	300,681
520,000	5.100	09/15/45	584,187

			44,787,386

Financial Company – 0.4%
GE Capital International Funding Co. Unlimited Co.
300,000	3.373	11/15/25	304,385
1,500,000	4.418	11/15/35	1,529,551
International Lease Finance Corp.
375,000	5.875	08/15/22	412,649

			2,246,585

Food and Beverage – 1.5%
Coca-Cola Co. (The)
1,000,000	1.875	10/27/20	1,000,399
50,000	2.450	11/01/20	50,350
60,000	3.150	11/15/20	60,902
500,000	2.875	10/27/25	526,650
380,000	2.250	09/01/26	387,613

Corporate Obligations – (continued)
Food and Beverage – (continued)
Keurig Dr Pepper, Inc.
265,000	3.551	05/25/21	271,448
178,000	4.057	05/25/23	189,182
210,000	4.597	05/25/28	237,496
Molson Coors Brewing Co.
780,000	3.000	07/15/26	790,593
140,000	5.000	05/01/42	156,959
150,000	4.200	07/15/46	153,305
PepsiCo, Inc.
50,000	3.125	11/01/20	50,628
110,000	2.750	04/30/25	115,223
500,000	2.850	02/24/26	526,049
620,000	4.450	04/14/46	788,174
630,000	3.450	10/06/46	694,748
30,000	4.000	05/02/47	36,185
Sysco Corp.
200,000	3.300	07/15/26	210,224
60,000	3.250	07/15/27	63,061
Tyson Foods, Inc.
50,000	3.950	08/15/24	53,808
762,000	4.000	03/01/26	829,868
350,000	3.550	06/02/27	375,104
140,000	4.550	06/02/47	161,651
300,000	5.100	09/28/48	373,743

			8,103,363

Healthcare – 3.7%
Aetna, Inc.
350,000	2.800	06/15/23	355,884
675,000	3.500	11/15/24	704,931
140,000	6.625	06/15/36	182,599
Anthem, Inc.
60,000	2.500	11/21/20	60,252
250,000	3.500	08/15/24	262,113
50,000	3.350	12/01/24	52,253
1,320,000	3.650	12/01/27	1,401,754
90,000	4.625	05/15/42	103,637
250,000	4.650	01/15/43	283,189
75,000	4.650	08/15/44	86,655
295,000	4.375	12/01/47	331,960
CVS Health Corp.
500,000	2.125	06/01/21	500,753
548,000	2.750	12/01/22	556,739
680,000	3.700	03/09/23	711,761
849,000	4.000	12/05/23	902,658
579,000	4.100	03/25/25	619,055
100,000	3.875	07/20/25	106,139
1,027,000	4.300	03/25/28	1,120,029
670,000	4.780	03/25/38	753,487
245,000	5.300	12/05/43	290,135
578,000	5.125	07/20/45	673,746
1,310,000	5.050	03/25/48	1,534,016
HCA, Inc.
120,000	4.750	05/01/23	129,048
840,000	5.000	03/15/24	918,750
270,000	5.250	04/15/25	301,725

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – (continued)
HCA, Inc. – (continued)
$140,000	5.250%		06/15/26	$157,675
375,000	4.500		02/15/27	405,750
700,000	5.125		06/15/39	775,250
145,000	5.500		06/15/47	167,649
UnitedHealth Group, Inc.
400,000	2.875		03/15/22	408,239
359,000	2.875		03/15/23	369,617
420,000	3.750		07/15/25	457,939
530,000	3.100		03/15/26	558,334
580,000	3.450		01/15/27	623,648
120,000	4.625		07/15/35	147,751
75,000	5.800		03/15/36	102,587
320,000	6.875		02/15/38	486,492
200,000	4.250		03/15/43	230,895
300,000	4.750		07/15/45	375,820
180,000	4.200		01/15/47	210,552
130,000	3.750		10/15/47	143,340
270,000	4.450		12/15/48	328,886
Zimmer Biomet Holdings, Inc.
320,000	3.550		04/01/25	337,062

				19,230,754

Insurance – 2.3%
American International Group, Inc.
1,015,000	3.750		07/10/25	1,081,139
715,000	3.900		04/01/26	765,717
300,000	3.875		01/15/35	318,501
710,000	4.500		07/16/44	814,684
American International Group, Inc.(a), Series A-9
(3M USD LIBOR + 2.868%)
200,000	5.750		04/01/48	211,476
AXA Equitable Holdings, Inc.
350,000	3.900		04/20/23	367,852
1,062,000	4.350		04/20/28	1,139,868
Berkshire Hathaway Finance Corp.
10,000	5.750		01/15/40	14,195
230,000	4.200		08/15/48	276,676
410,000	4.250		01/15/49	501,662
Berkshire Hathaway, Inc.
1,000,000	2.200		03/15/21	1,006,512
1,990,000	3.125		03/15/26	2,110,598
90,000	4.500		02/11/43	111,047
Brighthouse Financial, Inc.
450,000	4.700		06/22/47	406,143
MetLife, Inc.
50,000	3.600		04/10/24	53,316
240,000	6.375		06/15/34	346,822
170,000	5.700		06/15/35	231,449
410,000	4.125		08/13/42	471,623
229,000	4.875		11/13/43	291,278
120,000	4.050		03/01/45	137,980
100,000	4.600		05/13/46	124,325
Prudential Financial, Inc.
(3M USD LIBOR + 3.920%)
450,000	5.625	(a)	06/15/43	481,500
275,000	3.905		12/07/47	307,319

Corporate Obligations – (continued)
Insurance – (continued)
Prudential Financial, Inc., MTN
480,000	4.350		02/25/50	571,612

				12,143,294

Natural Gas – 0.1%
Sempra Energy
325,000	3.250		06/15/27	335,816

REITs and Real Estate – 0.6%
Boston Properties LP
570,000	3.850		02/01/23	601,005
335,000	3.650		02/01/26	356,223
60,000	2.750		10/01/26	61,038
GLP Capital LP / GLP Financing II, Inc.
110,000	5.375		04/15/26	121,413
Simon Property Group LP
500,000	4.375		03/01/21	514,808
150,000	3.375		10/01/24	159,050
975,000	3.300		01/15/26	1,031,142
140,000	3.375		06/15/27	149,928
Welltower, Inc.
60,000	4.000		06/01/25	64,454
185,000	4.250		04/15/28	205,085

				3,264,146

Technology – 9.9%
Alphabet, Inc.
954,000	1.998		08/15/26	962,919
Apple, Inc.
1,177,000	2.250		02/23/21	1,183,927
100,000	2.850		05/06/21	101,747
139,000	1.550		08/04/21	138,361
950,000	2.500		02/09/22	966,629
2,088,000	2.100		09/12/22	2,107,210
30,000	3.000		02/09/24	31,378
814,000	3.450		05/06/24	872,701
350,000	2.450		08/04/26	358,465
110,000	3.000		06/20/27	116,731
240,000	2.900		09/12/27	252,600
410,000	3.000		11/13/27	436,263
230,000	4.500		02/23/36	283,345
287,000	3.850		05/04/43	328,197
550,000	4.450		05/06/44	683,028
200,000	3.450		02/09/45	216,388
380,000	4.375		05/13/45	470,388
400,000	4.650		02/23/46	511,832
968,000	3.850		08/04/46	1,118,903
160,000	4.250		02/09/47	195,321
50,000	3.750		11/13/47	57,440
Broadcom Corp. / Broadcom Cayman Finance Ltd.
483,000	3.000		01/15/22	487,219
30,000	2.650		01/15/23	29,975
100,000	3.625		01/15/24	102,227
300,000	3.125		01/15/25	296,708
640,000	3.875		01/15/27	640,685
160,000	3.500		01/15/28	155,677

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Broadcom, Inc.
$150,000	3.625	% (b)	10/15/24	$152,097
600,000	4.250	(b)	04/15/26	617,910
800,000	4.750	(b)	04/15/29	844,033
Cisco Systems, Inc.
1,300,000	2.200		02/28/21	1,308,975
150,000	1.850		09/20/21	149,926
315,000	3.625		03/04/24	340,418
610,000	5.900		02/15/39	882,722
270,000	5.500		01/15/40	379,928
Dell International LLC / EMC Corp.
1,280,000	4.420	(b)	06/15/21	1,321,411
175,000	5.450	(b)	06/15/23	190,821
1,280,000	6.020	(b)	06/15/26	1,445,411
390,000	8.100	(b)	07/15/36	499,591
460,000	8.350	(b)	07/15/46	609,281
Fidelity National Information Services, Inc.
100,000	5.000		10/15/25	114,301
101,000	3.000		08/15/26	104,706
Fiserv, Inc.
50,000	3.850		06/01/25	53,868
500,000	3.500		07/01/29	532,119
500,000	4.400		07/01/49	574,824
Hewlett Packard Enterprise Co.
730,000	3.600		10/15/20	740,725
550,000	4.900		10/15/25	611,456
210,000	6.350		10/15/45	244,184
HP, Inc.
400,000	6.000		09/15/41	449,166
Intel Corp.
500,000	2.875		05/11/24	521,689
503,000	3.700		07/29/25	549,692
400,000	2.600		05/19/26	413,669
720,000	3.150		05/11/27	773,699
340,000	4.100		05/19/46	408,051
320,000	4.100		05/11/47	381,668
95,000	3.734		12/08/47	107,990
International Business Machines Corp.
150,000	1.875		08/01/22	149,739
350,000	3.375		08/01/23	367,694
235,000	3.625		02/12/24	250,383
450,000	3.500		05/15/29	488,372
700,000	4.150		05/15/39	802,033
320,000	4.000		06/20/42	361,517
550,000	4.250		05/15/49	643,171
Microsoft Corp.
1,200,000	1.550		08/08/21	1,196,837
60,000	2.400		02/06/22	61,032
882,000	2.375		02/12/22	896,547
350,000	2.000		08/08/23	354,660
97,000	2.875		02/06/24	101,666
825,000	2.700		02/12/25	863,599
60,000	2.400		08/08/26	62,028
205,000	3.300		02/06/27	223,981
475,000	3.500		02/12/35	535,892
450,000	3.450		08/08/36	506,440

Corporate Obligations – (continued)
Technology – (continued)
Microsoft Corp. – (continued)
650,000	4.100		02/06/37	784,807
95,000	5.200		06/01/39	131,639
200,000	4.500		10/01/40	257,078
280,000	3.500		11/15/42	316,364
140,000	3.750		02/12/45	165,270
469,000	4.450		11/03/45	611,551
500,000	3.700		08/08/46	589,763
430,000	4.250		02/06/47	550,413
155,000	4.000		02/12/55	191,126
50,000	4.750		11/03/55	69,184
420,000	3.950		08/08/56	516,563
680,000	4.500		02/06/57	913,266
NVIDIA Corp.
290,000	3.200		09/16/26	305,298
Oracle Corp.
356,000	2.800		07/08/21	362,321
300,000	1.900		09/15/21	299,888
150,000	2.500		05/15/22	152,144
400,000	2.500		10/15/22	407,061
30,000	2.625		02/15/23	30,676
150,000	2.400		09/15/23	152,391
475,000	3.400		07/08/24	503,749
40,000	2.950		11/15/24	41,801
260,000	2.950		05/15/25	271,453
950,000	2.650		07/15/26	972,875
80,000	3.250		11/15/27	85,870
440,000	4.300		07/08/34	520,665
200,000	3.900		05/15/35	226,928
420,000	3.850		07/15/36	475,154
245,000	3.800		11/15/37	274,566
540,000	6.500		04/15/38	797,828
220,000	5.375		07/15/40	294,551
300,000	4.125		05/15/45	346,062
440,000	4.000		07/15/46	499,911
670,000	4.000		11/15/47	771,181
200,000	4.375		05/15/55	242,268
QUALCOMM, Inc.
276,000	2.900		05/20/24	285,343
320,000	4.800		05/20/45	384,675
620,000	4.300		05/20/47	702,953
Texas Instruments, Inc.
650,000	4.150		05/15/48	804,911
VMware, Inc.
300,000	2.950		08/21/22	304,176

				51,909,909

Transportation – 1.2%
Burlington Northern Santa Fe LLC
490,000	4.450		03/15/43	590,775
130,000	4.900		04/01/44	166,972
150,000	4.550		09/01/44	183,941
460,000	4.150		04/01/45	539,544
350,000	3.900		08/01/46	400,968
CSX Corp.
550,000	3.250		06/01/27	582,553
30,000	3.800		03/01/28	32,965
190,000	3.800		11/01/46	204,561

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Transportation – (continued)
Union Pacific Corp.
$590,000	4.163%		07/15/22	$622,682
450,000	3.950		09/10/28	507,294
50,000	4.375		09/10/38	59,236
200,000	4.500		09/10/48	243,047
300,000	4.300		03/01/49	357,522
310,000	3.799		10/01/51	341,102
United Parcel Service, Inc.
1,000,000	2.450		10/01/22	1,017,855
330,000	3.750		11/15/47	363,973

				6,214,990

Wireless – 4.9%
American Tower Corp.
50,000	4.000		06/01/25	53,925
400,000	3.375		10/15/26	416,786
75,000	3.800		08/15/29	80,856
AT&T, Inc.
161,000	2.800		02/17/21	162,515
650,000	3.200		03/01/22	667,239
50,000	3.000		06/30/22	51,054
230,000	2.625		12/01/22	233,296
450,000	3.600		02/17/23	470,610
25,000	3.800		03/01/24	26,564
60,000	3.900		03/11/24	64,061
410,000	3.950		01/15/25	439,943
440,000	3.400		05/15/25	462,721
280,000	4.125		02/17/26	305,170
400,000	4.250		03/01/27	441,832
560,000	4.100		02/15/28	611,984
895,000	4.350		03/01/29	1,002,378
520,000	4.300		02/15/30	577,141
85,000	4.500		05/15/35	94,809
875,000	5.250		03/01/37	1,039,986
340,000	4.850		03/01/39	390,457
360,000	6.000		08/15/40	451,527
90,000	5.350		09/01/40	106,040
100,000	6.375		03/01/41	130,958
320,000	5.550		08/15/41	384,730
154,000	5.150		03/15/42	178,921
250,000	4.300		12/15/42	263,690
270,000	4.800		06/15/44	301,553
430,000	4.350		06/15/45	459,938
610,000	4.750		05/15/46	683,726
170,000	5.150		11/15/46	199,765
400,000	5.650		02/15/47	499,901
440,000	5.450		03/01/47	540,056
410,000	4.500		03/09/48	448,505
1,003,000	4.550		03/09/49	1,099,348
70,000	5.700		03/01/57	88,975
CC Holdings GS V LLC / Crown Castle GS III Corp.
500,000	3.849		04/15/23	526,908
Crown Castle International Corp.
250,000	4.875		04/15/22	266,666
190,000	5.250		01/15/23	207,805
60,000	3.150		07/15/23	61,998
210,000	4.450		02/15/26	233,020
130,000	3.650		09/01/27	138,128

Corporate Obligations – (continued)
Wireless – (continued)
Verizon Communications, Inc.
370,000	2.946		03/15/22	378,732
560,000	3.125		03/16/22	577,611
130,000	5.150		09/15/23	146,084
200,000	3.500		11/01/24	213,113
634,000	3.376		02/15/25	673,993
730,000	4.125		03/16/27	814,645
750,000	4.329		09/21/28	862,964
170,000	4.016	(b)	12/03/29	192,375
560,000	4.500		08/10/33	662,717
200,000	4.400		11/01/34	231,429
220,000	4.272		01/15/36	253,290
460,000	5.250		03/16/37	580,223
525,000	4.812		03/15/39	641,316
170,000	3.850		11/01/42	184,237
270,000	6.550		09/15/43	403,177
500,000	4.125		08/15/46	566,678
640,000	4.862		08/21/46	793,583
110,000	5.500		03/16/47	148,242
300,000	4.522		09/15/48	361,907
330,000	5.012		04/15/49	420,935
562,000	5.012		08/21/54	728,764
850,000	4.672		03/15/55	1,044,032

				25,745,532

Wirelines – 0.1%
AT&T, Inc.
450,000	4.900		08/15/37	518,539
110,000	5.150		02/15/50	131,099

				649,638

TOTAL CORPORATE OBLIGATIONS
(Cost $384,056,670)				$411,045,416

Foreign Corporate Debt – 20.1%
Banks – 9.7%
Australia & New Zealand Banking Group Ltd., MTN (Australia)
$250,000	2.700%		11/16/20	$251,982
640,000	2.300		06/01/21	643,721
Australia & New Zealand Banking Group Ltd. (Australia)
360,000	2.550		11/23/21	364,445
Bank of Montreal, MTN (Canada)
120,000	1.900		08/27/21	119,955
900,000	2.900		03/26/22	919,114
200,000	2.550		11/06/22	203,859
Bank of Montreal, Series D (Canada)
1,000,000	3.100		04/13/21	1,018,136
Barclays PLC (United Kingdom)
880,000	3.250		01/12/21	888,455
200,000	3.684		01/10/23	203,334
(3M USD LIBOR + 1.400%)
500,000	4.610	(a)	02/15/23	518,074
(3M USD LIBOR + 1.356%)
700,000	4.338	(a)	05/16/24	730,177
690,000	3.650		03/16/25	703,001
1,140,000	4.375		01/12/26	1,204,936
400,000	4.950		01/10/47	440,310

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
BNP Paribas SA (France)
$1,130,000	5.000%		01/15/21	$1,173,060
BNP Paribas SA, MTN (France)
50,000	3.250		03/03/23	52,067
BPCE SA (France)
700,000	2.650		02/03/21	704,910
Commonwealth Bank of Australia, GMTN (Australia)
1,230,000	2.400		11/02/20	1,235,160
Cooperatieve Rabobank UA (Netherlands)
100,000	3.875		02/08/22	104,495
370,000	3.950		11/09/22	387,169
800,000	4.625		12/01/23	865,479
250,000	3.750		07/21/26	262,030
380,000	5.250		05/24/41	522,165
370,000	5.750		12/01/43	508,384
330,000	5.250		08/04/45	426,641
Credit Suisse AG (Switzerland)
670,000	3.000		10/29/21	685,425
Credit Suisse AG, MTN (Switzerland)
960,000	3.625		09/09/24	1,023,606
Credit Suisse Group Funding Guernsey Ltd. (Switzerland)
300,000	3.800		09/15/22	312,077
710,000	4.550		04/17/26	785,885
300,000	4.875		05/15/45	379,712
Deutsche Bank AG (Germany)
580,000	3.150		01/22/21	578,253
750,000	4.250		10/14/21	762,047
230,000	3.300		11/16/22	228,031
200,000	3.950		02/27/23	202,304
130,000	3.700		05/30/24	129,297
Deutsche Bank AG, Series D (Germany)
310,000	5.000		02/14/22	320,839
Deutsche Bank AG, GMTN (Germany)
50,000	3.375		05/12/21	50,155
HSBC Holdings PLC (United Kingdom)
200,000	2.950		05/25/21	202,172
1,120,000	2.650		01/05/22	1,129,758
(3M USD LIBOR + 1.055%)
240,000	3.262	(a)	03/13/23	244,905
700,000	4.250		03/14/24	739,068
(3M USD LIBOR + 0.987%)
500,000	3.950	(a)	05/18/24	524,063
400,000	4.250		08/18/25	424,505
550,000	4.300		03/08/26	599,437
1,770,000	3.900		05/25/26	1,892,889
(3M USD LIBOR + 1.348%)
500,000	4.292	(a)	09/12/26	538,456
500,000	4.375		11/23/26	536,878
(3M USD LIBOR + 1.610%)
500,000	3.973	(a)	05/22/30	536,312
250,000	6.500		05/02/36	335,406
720,000	6.500		09/15/37	978,568
110,000	6.800		06/01/38	155,301
280,000	5.250		03/14/44	347,063
ING Groep NV (Netherlands)
930,000	3.150		03/29/22	953,251
500,000	4.100		10/02/23	534,134

Foreign Corporate Debt – (continued)
Banks – (continued)
ING Groep NV (Netherlands) – (continued)
200,000	3.950		03/29/27	216,992
250,000	4.550		10/02/28	286,336
Lloyds Banking Group PLC (United Kingdom)
250,000	3.000		01/11/22	253,382
1,100,000	4.050		08/16/23	1,154,228
200,000	3.900		03/12/24	209,155
200,000	4.500		11/04/24	209,709
300,000	4.582		12/10/25	315,096
525,000	3.750		01/11/27	547,227
480,000	4.375		03/22/28	521,473
150,000	5.300		12/01/45	171,947
200,000	4.344		01/09/48	201,811
Mitsubishi UFJ Financial Group, Inc. (Japan)
350,000	2.950		03/01/21	353,764
1,180,000	2.665		07/25/22	1,194,803
950,000	3.850		03/01/26	1,027,526
230,000	3.677		02/22/27	248,314
150,000	3.287		07/25/27	158,612
950,000	3.961		03/02/28	1,054,773
Mizuho Financial Group, Inc. (Japan)
300,000	2.273		09/13/21	299,940
690,000	2.601		09/11/22	697,952
200,000	2.839		09/13/26	205,891
740,000	4.018		03/05/28	823,697
National Australia Bank Ltd. (Australia)
550,000	2.500		07/12/26	561,102
National Australia Bank Ltd., GMTN (Australia)
550,000	2.500		05/22/22	557,530
Royal Bank of Scotland Group PLC (United Kingdom)
(3M USD LIBOR + 1.480%)
960,000	3.498	(a)	05/15/23	969,861
325,000	6.100		06/10/23	351,993
(3M USD LIBOR + 1.754%)
345,000	4.892	(a)	05/18/29	379,655
Sumitomo Mitsui Financial Group, Inc. (Japan)
460,000	2.934		03/09/21	465,323
520,000	2.442		10/19/21	522,452
340,000	2.784		07/12/22	346,178
150,000	2.778		10/18/22	152,945
650,000	3.102		01/17/23	672,256
400,000	3.784		03/09/26	431,916
50,000	2.632		07/14/26	50,472
610,000	3.010		10/19/26	633,368
150,000	3.364		07/12/27	159,727
Svenska Handelsbanken AB, MTN (Sweden)
1,000,000	2.450		03/30/21	1,005,718
840,000	3.350		05/24/21	858,541
Westpac Banking Corp. (Australia)
260,000	2.600		11/23/20	261,961
200,000	2.100		05/13/21	200,402
550,000	2.000		08/19/21	549,809
650,000	3.650		05/15/23	688,507
100,000	3.300		02/26/24	105,433
330,000	2.850		05/13/26	343,667
120,000	2.700		08/19/26	124,077

				51,126,377

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Consumer Noncyclical – 2.0%
AstraZeneca PLC (United Kingdom)
$250,000	2.375%	06/12/22	$252,281
710,000	3.375	11/16/25	753,229
410,000	3.125	06/12/27	431,216
280,000	4.000	01/17/29	315,000
330,000	6.450	09/15/37	472,762
80,000	4.375	11/16/45	95,818
160,000	4.375	08/17/48	194,200
BAT Capital Corp. (United Kingdom)
1,160,000	2.764	08/15/22	1,175,331
300,000	3.222	08/15/24	308,090
560,000	3.557	08/15/27	574,848
720,000	4.390	08/15/37	727,847
350,000	4.540	08/15/47	351,406
GlaxoSmithKline Capital PLC (United Kingdom)
68,000	2.850	05/08/22	69,566
600,000	3.375	06/01/29	652,930
GlaxoSmithKline Capital, Inc. (United Kingdom)
532,000	2.800	03/18/23	547,447
800,000	3.875	05/15/28	896,939
497,000	6.375	05/15/38	728,104
Novartis Capital Corp. (Switzerland)
75,000	2.400	05/17/22	76,306
300,000	3.000	11/20/25	317,876
800,000	3.100	05/17/27	865,404
220,000	4.400	05/06/44	277,276
Reynolds American, Inc. (United Kingdom)
70,000	4.450	06/12/25	75,699
110,000	5.700	08/15/35	127,207
75,000	5.850	08/15/45	85,101

			10,371,883

Consumer Products – 0.3%
Unilever Capital Corp. (United Kingdom)
1,350,000	4.250	02/10/21	1,393,024

Electric – 0.1%
Emera US Finance LP (Canada)
50,000	2.700	06/15/21	50,345
260,000	3.550	06/15/26	274,722
240,000	4.750	06/15/46	283,984

			609,051

Energy – 2.7%
BP Capital Markets PLC (United Kingdom)
2,210,000	3.561	11/01/21	2,278,392
20,000	2.500	11/06/22	20,301
20,000	3.535	11/04/24	21,308
200,000	3.279	09/19/27	211,759
Canadian Natural Resources Ltd. (Canada)
530,000	6.250	03/15/38	681,895

Cenovus Energy, Inc. (Canada)
590,000	4.250	04/15/27	617,287
200,000	6.750	11/15/39	247,250
325,000	5.400	06/15/47	370,094
Enbridge, Inc. (Canada)
120,000	4.000	10/01/23	127,102

Foreign Corporate Debt – (continued)
Energy – (continued)
Equinor ASA (Norway)
330,000	2.900	11/08/20	333,481
430,000	3.150	01/23/22	441,772
100,000	3.950	05/15/43	115,411
160,000	4.800	11/08/43	207,532
Shell International Finance BV (Netherlands)
400,000	2.250	11/10/20	401,869
425,000	1.750	09/12/21	424,333
180,000	3.250	05/11/25	191,224
60,000	2.875	05/10/26	62,820
500,000	2.500	09/12/26	512,625
660,000	4.125	05/11/35	767,342
630,000	6.375	12/15/38	930,872
430,000	5.500	03/25/40	581,016
375,000	4.550	08/12/43	466,171
440,000	4.375	05/11/45	535,015
160,000	4.000	05/10/46	188,151
Total Capital Canada Ltd. (France)
25,000	2.750	07/15/23	25,754
Total Capital International SA (France)
250,000	3.700	01/15/24	267,187
125,000	3.750	04/10/24	134,794
1,100,000	3.455	02/19/29	1,201,478
TransCanada PipeLines Ltd. (Canada)
390,000	4.250	05/15/28	434,614
50,000	4.625	03/01/34	57,264
250,000	6.200	10/15/37	327,374
200,000	7.625	01/15/39	298,524
160,000	6.100	06/01/40	210,056
190,000	4.875	05/15/48	226,679
300,000	5.100	03/15/49	368,357

			14,287,103

Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
250,000	4.625	10/30/20	256,094
350,000	5.000	10/01/21	367,500
150,000	3.650	07/21/27	153,187

			776,781

Food and Beverage – 1.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
560,000	3.650	02/01/26	602,514
2,200,000	4.900	02/01/46	2,627,254
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
1,030,000	4.150	01/23/25	1,128,923
290,000	4.000	04/13/28	322,002
305,000	4.900	01/23/31	366,385
500,000	4.439	10/06/48	564,307
1,220,000	5.550	01/23/49	1,604,240
Diageo Investment Corp. (United Kingdom)
50,000	2.875	05/11/22	51,304

			7,266,929

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Insurance – 0.2%
AXA SA (France)
$220,000	8.600%	12/15/30	$318,312
Manulife Financial Corp.(a) (Canada)
(5 Year USD Swap + 1.647%)
500,000	4.061	02/24/32	524,764

			843,076

Internet – 0.4%
Alibaba Group Holding Ltd. (China)
1,470,000	3.125	11/28/21	1,495,805
300,000	3.400	12/06/27	314,733
236,000	4.200	12/06/47	273,482
270,000	4.400	12/06/57	322,724

			2,406,744

Lodging – 0.3%
Sands China Ltd. (Macau)
920,000	4.600	08/08/23	981,180
330,000	5.400	08/08/28	380,119

			1,361,299

Metals – 0.1%
ArcelorMittal (Luxembourg)
375,000	3.600	07/16/24	380,942

Metals & Mining – 0.4%
Barrick Gold Corp. (Canada)
350,000	5.250	04/01/42	437,583
Barrick North America Finance LLC (Canada)
150,000	5.750	05/01/43	200,822
BHP Billiton Finance USA Ltd. (Australia)
390,000	5.000	09/30/43	512,807
Rio Tinto Finance USA Ltd. (Australia)
380,000	7.125	07/15/28	522,172
240,000	5.200	11/02/40	316,969
Rio Tinto Finance USA PLC (Australia)
80,000	4.125	08/21/42	94,512

			2,084,865

Mining – 0.6%
Barrick North America Finance LLC (Canada)
50,000	5.700	05/30/41	64,244
BHP Billiton Finance USA Ltd. (Australia)
150,000	4.125	02/24/42	177,762
Southern Copper Corp. (Peru)
230,000	7.500	07/27/35	312,590
130,000	6.750	04/16/40	170,944
290,000	5.250	11/08/42	333,022
140,000	5.875	04/23/45	173,987
Vale Overseas Ltd. (Brazil)
451,000	4.375	01/11/22	467,349
480,000	6.250	08/10/26	553,800
80,000	8.250	01/17/34	108,600
154,000	6.875	11/21/36	192,885
350,000	6.875	11/10/39	441,437

			2,996,620

Foreign Corporate Debt – (continued)
Oil Company-Exploration & Production – 0.1%
CNOOC Finance 2013 Ltd. (China)
200,000	3.000	05/09/23	205,342
Nexen, Inc. (China)
250,000	6.400	05/15/37	358,367

			563,709

Oil Company-Integrated – 0.4%
Ecopetrol SA (Colombia)
520,000	5.875	09/18/23	580,450
263,000	4.125	01/16/25	276,479
205,000	5.375	06/26/26	230,753
20,000	7.375	09/18/43	26,850
450,000	5.875	05/28/45	527,625
SASOL Financing USA LLC (South Africa)
450,000	6.500	09/27/28	500,062

			2,142,219

Telecommunications – 0.5%
America Movil SAB de CV (Mexico)
1,000,000	3.125	07/16/22	1,027,673
925,000	3.625	04/22/29	1,001,800
340,000	6.125	03/30/40	474,536

			2,504,009

Wireless – 0.0%
Rogers Communications, Inc. (Canada)
200,000	4.350	05/01/49	235,389

Wirelines – 0.8%
British Telecommunications PLC (United Kingdom)
310,000	9.625	12/15/30	476,198
Deutsche Telekom International Finance BV (Germany)
618,000	8.750	06/15/30	923,471
Telefonica Emisiones SA (Spain)
1,230,000	5.462	02/16/21	1,286,318
365,000	7.045	06/20/36	499,424
680,000	5.213	03/08/47	790,728
150,000	4.895	03/06/48	168,536
Telefonica Europe BV (Spain)
40,000	8.250	09/15/30	58,084

			4,202,759

TOTAL FOREIGN CORPORATE DEBT
(Cost $100,506,182)			$105,552,779

Principal Amount	Dividend Rate	Value

Investment Company – 0.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$3,519,879	2.045%	$3,519,879
(Cost $3,519,879)

TOTAL INVESTMENTS – 98.9%
(Cost $488,082,731)		$520,118,074

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		5,930,468

NET ASSETS – 100.0%		$526,048,542

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2019.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	— Global Medium Term Note
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – 72.6%
U.S. Treasury Bills
$2,640,000	1.852%	10/24/19	$2,632,754
1,232,000	1.887	10/24/19	1,228,618
2,288,000	1.898	10/24/19	2,281,720
6,512,000	1.938	10/24/19	6,494,126
31,632,300	1.941	10/24/19	31,545,476
5,808,000	1.962	10/24/19	5,792,058
115,003,600	1.963	10/24/19	114,687,939
5,632,000	1.965	10/24/19	5,616,541
2,230,000	1.970	10/24/19	2,223,879
2,640,000	2.004	10/24/19	2,632,754
17,248,000	2.022	10/24/19	17,200,658
512,129,400	2.119	10/24/19	510,723,712
500,000	1.983	11/29/19	497,656
158,971,400	1.985	11/29/19	158,226,025
765,000	1.849	12/26/19	760,406
357,000	1.856	12/26/19	354,856
663,000	1.862	12/26/19	659,018
1,632,000	1.891	12/26/19	1,622,199
1,887,000	1.893	12/26/19	1,875,667
1,683,000	1.930	12/26/19	1,672,893
510,000	1.942	12/26/19	506,937
765,000	2.003	12/26/19	760,406
4,998,000	2.008	12/26/19	4,967,984
146,769,200	2.092	12/26/19	145,887,765
1,710,000	1.836	01/02/20	1,699,294
798,000	1.844	01/02/20	793,004
1,482,000	1.849	01/02/20	1,472,721
3,648,000	1.863	01/02/20	3,625,160
4,218,000	1.873	01/02/20	4,191,592
1,140,000	1.896	01/02/20	1,132,863
3,762,000	1.922	01/02/20	3,738,446
1,710,000	1.984	01/02/20	1,699,294
11,172,000	1.995	01/02/20	11,102,053
990,000	2.042	01/02/20	983,802
143,532,400	2.062	01/02/20	142,633,757
66,000	2.113	01/02/20	65,587
858,000	2.131	01/02/20	852,628
2,508,000	2.182	01/02/20	2,492,298
3,234,000	2.257	01/02/20	3,213,752
1,023,000	2.320	01/02/20	1,016,595
1,302,000	2.331	01/02/20	1,293,848
330,000	2.344	01/02/20	327,934
990,000	2.386	01/02/20	983,802
528,000	2.389	01/02/20	524,694
496,000	2.397	01/02/20	492,895
13,333,900	2.399	01/02/20	13,250,418
1,612,000	2.403	01/02/20	1,601,907
372,000	2.405	01/02/20	369,671
155,000,000	2.409	01/02/20	154,029,559
1,054,000	2.412	01/02/20	1,047,401
1,736,000	2.419	01/02/20	1,725,131
300,000	2.434	01/02/20	298,122
192,000	2.460	01/02/20	190,798
132,000	2.509	01/02/20	131,174
384,000	2.513	01/02/20	381,596
482,000	2.519	01/02/20	478,982

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
203,737,000	1.875	02/27/20	201,901,371
650,000	1.878	02/27/20	644,144
750,000	1.727	03/26/20	742,531
350,000	1.737	03/26/20	346,515
650,000	1.746	03/26/20	643,527
1,850,000	1.767	03/26/20	1,831,577
1,600,000	1.769	03/26/20	1,584,067
500,000	1.795	03/26/20	495,021
1,650,000	1.873	03/26/20	1,633,569
750,000	1.882	03/26/20	742,531
4,900,000	1.909	03/26/20	4,851,205
750,000	1.971	03/26/20	742,531
650,000	2.017	03/26/20	643,527
50,000	2.071	03/26/20	49,502
1,900,000	2.138	03/26/20	1,881,080
2,450,000	2.207	03/26/20	2,425,603
770,000	2.327	03/26/20	762,332
980,000	2.335	03/26/20	970,241
250,000	2.358	03/26/20	247,510
400,000	2.391	03/26/20	396,017
750,000	2.394	03/26/20	742,531
136,161,800	2.421	03/26/20	134,805,879
765,000	1.720	05/21/20	755,297
357,000	1.734	05/21/20	352,472
663,000	1.752	05/21/20	654,591
1,632,000	1.780	05/21/20	1,611,300
510,000	1.801	05/21/20	503,531
1,887,000	1.804	05/21/20	1,863,066
765,000	1.828	05/21/20	755,297
4,998,000	1.871	05/21/20	4,934,606
1,683,000	1.886	05/21/20	1,661,653
690,000	1.959	05/21/20	681,248
113,133,700	1.985	05/21/20	111,698,727
15,239,400	1.997	05/21/20	15,046,105
10,000	2.008	05/21/20	9,873
598,000	2.018	05/21/20	590,415
380,000	2.058	05/21/20	375,180
490,000	2.133	05/21/20	483,785
17,404,500	2.304	05/21/20	17,183,744
735,000	1.714	06/18/20	724,751
343,000	1.744	06/18/20	338,217
637,000	1.749	06/18/20	628,118
1,568,000	1.778	06/18/20	1,546,135
490,000	1.793	06/18/20	483,167
1,813,000	1.805	06/18/20	1,787,719
735,000	1.817	06/18/20	724,751
4,802,000	1.849	06/18/20	4,735,040
1,617,000	1.870	06/18/20	1,594,452
39,857,400	1.962	06/18/20	39,301,618
225,000	1.963	06/18/20	221,863
100,415,500	1.988	06/18/20	99,015,281
195,000	2.002	06/18/20	192,281
270,000	1.716	07/16/20	265,884
126,000	1.743	07/16/20	124,079
234,000	1.751	07/16/20	230,433
149,205,700	1.762	07/16/20	146,931,225

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$576,000	1.768%	07/16/20	$567,220
650,000	1.787	07/16/20	640,091
270,000	1.796	07/16/20	265,884
666,000	1.808	07/16/20	655,848
1,764,000	1.825	07/16/20	1,737,110
594,000	1.870	07/16/20	584,945
51,921,300	1.989	07/16/20	51,129,818
54,690,700	1.748	08/13/20	53,791,442
170,000	1.771	08/13/20	167,205

TOTAL U.S. TREASURY BILLS
(Cost $2,303,529,915)			$2,305,321,103

U.S. Treasury Notes – 27.3%
U.S. Treasury Notes
$316,443,100	1.000%	11/15/19	$315,831,229
149,832,000	1.375	12/15/19	149,571,550
32,180,000	1.250	01/31/20	32,092,008
163,133,700	1.375	02/15/20	162,744,983
206,453,200	1.500	04/15/20	206,021,745

TOTAL U.S. TREASURY NOTES
(Cost $864,738,966)			$866,261,515

TOTAL INVESTMENTS – 99.9%
(Cost $3,168,268,881)			$3,171,582,618

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			2,443,742

NET ASSETS – 100.0%			$3,174,026,360

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments

August 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 36.2%
FHLMC REMIC Series 2007-3298, Class FC(a) (1M USD LIBOR + 0.420%)
$625,344	2.615%	04/15/37	$626,160
FHLMC REMIC Series 2007-3371, Class FA(a) (1M USD LIBOR + 0.600%)
225,793	2.795	09/15/37	227,553
FHLMC REMIC Series 2013-4248, Class FL(a) (1M USD LIBOR + 0.450%)
179,732	2.645	05/15/41	180,170
FHLMC STRIPS Series 2006-239, Class F22(a) (1M USD LIBOR + 0.350%)
369,149	2.545	08/15/36	368,945
FNMA REMIC Series 2004-54, Class FL(a) (1M USD LIBOR + 0.400%)
246,191	2.545	07/25/34	246,539
FNMA REMIC Series 2006-104, Class PF(a) (1M USD LIBOR + 0.400%)
187,732	2.545	11/25/36	188,030
FNMA REMIC Series 2006-36, Class FB(a) (1M USD LIBOR + 0.300%)
145,054	2.445	05/25/36	144,728
FNMA REMIC Series 2006-42, Class PF(a) (1M USD LIBOR + 0.410%)
215,052	2.555	06/25/36	215,985
FNMA REMIC Series 2006-61, Class FD(a) (1M USD LIBOR + 0.360%)
358,073	2.505	07/25/36	358,017
FNMA REMIC Series 2010-116, Class FE(a) (1M USD LIBOR + 0.400%)
402,447	2.545	10/25/40	402,146
FNMA REMIC Series 2010-141, Class FB(a) (1M USD LIBOR + 0.470%)
233,411	2.615	12/25/40	234,151
FNMA REMIC Series 2010-49, Class FB(a) (1M USD LIBOR + 0.750%)
371,995	2.895	05/25/40	376,959
FNMA REMIC Series 2011-53, Class FT(a) (1M USD LIBOR + 0.580%)
323,967	2.725	06/25/41	324,865
FNMA REMIC Series 2012-37, Class BF(a) (1M USD LIBOR + 0.500%)
314,991	2.645	12/25/35	316,565
FNMA REMIC Series 2013-10, Class KF(a) (1M USD LIBOR + 0.300%)
219,752	2.445	02/25/43	218,458
FNMA REMIC Series 2013-2, Class QF(a) (1M USD LIBOR + 0.500%)
172,734	2.645	02/25/43	172,857
FNMA REMIC Series 2015-27, Class KF(a) (1M USD LIBOR + 0.300%)
230,159	2.445	05/25/45	229,655
FNMA REMIC Series 2015-87, Class BF(a) (1M USD LIBOR + 0.300%)
407,826	2.445	12/25/45	405,199
GNMA Series 2007-59, Class FA(a) (1M USD LIBOR + 0.500%)
249,199	2.672	10/20/37	250,663

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,433,699)			$5,487,645

Asset-Backed Securities – 20.7%
American Express Credit Account Master Trust, Series 2017-2, Class A(a) (1M USD LIBOR + 0.450%)
135,000	2.645	09/16/24	135,749
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.800%)
237,992	2.932	02/25/30	238,083
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7(a) (1M USD LIBOR + 0.510%)
300,000	2.705	09/16/24	301,828
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR(a) (b) (3M USD LIBOR + 0.900%) (Cayman Islands)
300,000	3.203	10/15/27	299,588
Edsouth Indenture No 2 LLC, Series 2012-1, Class A1(a)(b) (1M USD LIBOR + 1.150%)
474,734	3.295	09/25/40	475,205
North Texas Higher Education Authority, Inc., Series 2010-1, Class A2(a) (3M USD LIBOR + 0.900%)
295,000	3.219	07/01/30	294,198
Northstar Education Finance, Inc., Series 2012-1, Class A(a)(b) (1M USD LIBOR + 0.700%)
238,428	2.845	12/26/31	238,030
Pennsylvania Higher Education Assistance Agency, Series 2009-1, Class A1(a) (3M USD LIBOR + 0.900%)
130,173	3.176	07/25/29	130,986
Recette CLO Ltd., Series 2015-1A, Class AR(a)(b) (3M USD LIBOR + 0.920%) (Cayman Islands)
250,000	3.198	10/20/27	249,749
SLC Student Loan Trust 2010-1, Series 2010-1, Class A(a) (3M USD LIBOR + 0.875%)
228,845	3.007	11/25/42	230,628
Symphony CLO XII Ltd., Series 2013-12A, Class AR(a)(b) (3M USD LIBOR + 1.030%) (Cayman Islands)
340,865	3.333	10/15/25	341,391
Venture XVI CLO Ltd., Series 2014-16A, Class ARR(a)(b) (3M USD LIBOR + 0.850%) (Cayman Islands)
200,000	3.153	01/15/28	199,401

TOTAL ASSET-BACKED SECURITIES
(Cost $3,130,785)			$3,134,836

Corporate Obligations – 18.0%
Banks – 9.4%
Bank of America Corp., MTN
$250,000	2.625%	04/19/21	$252,325
Capital One Financial Corp.
200,000	3.450	04/30/21	204,227
JPMorgan Chase & Co.
250,000	4.350	08/15/21	260,872
Morgan Stanley(a)
(3M USD LIBOR + 1.180%)
200,000	3.458	01/20/22	201,900
Regions Financial Corp.
250,000	3.200	02/08/21	253,348
Wells Fargo Bank NA(a)
(3M USD LIBOR + 0.510%)
250,000	2.788	10/22/21	250,514

			1,423,186

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Financial Company – 1.6%
Air Lease Corp.
$250,000	2.500%		03/01/21	$250,951

Healthcare – 0.9%
CVS Health Corp.
133,000	3.350		03/09/21	135,547

Technology – 1.0%
Hewlett Packard Enterprise Co.
150,000	3.600		10/15/20	152,130

Transportation – 1.7%
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
250,000	3.300		04/01/21	253,554

Wireless – 1.7%
Verizon Communications, Inc.(a) (3M USD LIBOR + 1.000%)
250,000	3.410		03/16/22	253,639

Wirelines – 1.7%
AT&T, Inc.(a) (3M USD LIBOR + 0.750%)
250,000	2.888		06/01/21	251,084

TOTAL CORPORATE OBLIGATIONS
(Cost $2,711,411)				$2,720,091

Foreign Corporate Debt – 16.7%
Banks – 15.0%
ABN AMRO Bank NV(b) (Netherlands)
$200,000	3.400%		08/27/21	$204,803
Banque Federative du Credit Mutuel SA(b) (France)
250,000	2.500		04/13/21	251,070
BPCE SA(a), MTN (France)
(3M USD LIBOR + 0.880%)
250,000	3.004		05/31/22	251,420
ING Groep NV(a) (Netherlands)
(3M USD LIBOR + 1.150%)
200,000	3.480		03/29/22	202,214
Mizuho Financial Group, Inc.(a) (Japan)
(3M USD LIBOR + 0.940%)
250,000	3.084		02/28/22	251,602
MUFG Bank Ltd.(b) (Japan)
200,000	2.850		09/08/21	202,448
National Australia Bank Ltd.(a) (b) (Australia)
(3M USD LIBOR + 0.890%)
250,000	3.228		01/10/22	252,737
Nordea Bank Abp(b) (Finland)
200,000	2.250		05/27/21	200,569
Societe Generale SA(b) (France)
200,000	5.200		04/15/21	209,471
Svenska Handelsbanken AB, MTN (Sweden)
250,000	1.875		09/07/21	248,814

				2,275,148

Consumer Non-cyclical – 1.7%
Bayer US Finance II LLC(b) (Germany)
250,000	3.500		06/25/21	254,526

TOTAL FOREIGN CORPORATE DEBT
(Cost $2,527,755)				$2,529,674

U.S. Treasury Bills – 5.1%
U.S. Treasury Bills
95,000	1.814	(c)	04/23/20	93,918
170,000	1.957	(c)	04/23/20	168,063
520,000	2.418	(c)	04/23/20	514,076

TOTAL U.S. TREASURY BILLS
(Cost $773,742)				$776,057

Principal Amount	Dividend Rate	Value

Investment Company – 2.6%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$392,280	2.045%	$392,280
(Cost $392,280)

TOTAL INVESTMENTS – 99.3%
(Cost $14,969,672)		$15,040,583

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		107,581

NET ASSETS – 100.0%		$15,148,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2019.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
MTN	— Medium Term Note

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities

August 31, 2019

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Assets:

Investments in unaffiliated issuers, at value (cost $73,046,627, $7,539,096, $484,562,852 and $3,168,268,881, respectively)	$74,057,229	$7,931,314	$516,598,195	$3,171,582,618

Investments in affiliated issuers, at value (cost $1,093,653, $0, $3,519,879 and $0, respectively)	1,093,653	—	3,519,879	—

Cash	50,000	30,712	51,661	67,440

Receivables:

Fund shares sold	7,410,846	—	34,342,375	—

Investments sold	7,276,658	—	34,081,639	—

Interest and dividends	1,412,904	4,131	5,289,181	2,691,053

Reimbursement from advisor	111	23	409	52,458

Total assets	91,301,401	7,966,180	593,883,339	3,174,393,569

Liabilities:

Payables:

Fund shares redeemed	7,423,129	—	34,424,967	—

Investments purchased	7,256,234	—	33,351,356	—

Management fees	20,038	—	58,405	367,140

Trustee fees	69	69	69	69

Total liabilities	14,699,470	69	67,834,797	367,209

Net Assets:

Paid-in capital	75,848,665	7,557,407	493,432,607	3,163,859,619

Total distributable earnings	753,266	408,704	32,615,935	10,166,741

NET ASSETS	$76,601,931	$7,966,111	$526,048,542	$3,174,026,360
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,550,000	150,000	9,950,000	31,620,000

Net asset value per share:	$49.42	$53.11	$52.87	$100.38

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued)

August 31, 2019

Access Ultra Short Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $14,577,392)	$14,648,303

Investments in affiliated issuers, at value (cost $392,280)	392,280

Cash	59,203

Receivables:

Interest and dividends	50,792

Reimbursement from advisor	544

Total assets	15,151,122

Liabilities:

Payables:

Management fees	2,500

Investments purchased	389

Trustee fees	69

Total liabilities	2,958

Net Assets:

Paid-in capital	15,034,457

Total distributable earnings	113,707

NET ASSETS	$15,148,164
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	300,000

Net asset value per share:	$50.49

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2019

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF(a)	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Investment income:

Interest	$3,571,016	$170,215	$13,246,507	$66,721,446

Dividends from Affiliated Underlying Funds	13,992	—	38,788	—

Total investment income	3,585,008	170,215	13,285,295	66,721,446

Expenses:

Management fees	193,273	2,608	488,535	3,913,915

Trustee fees	9,667	4,538	16,631	73,321

Total expenses	202,940	7,146	505,166	3,987,236

Less — expense reductions	(1,016)	—	(2,802)	(571,125)

Net expenses	201,924	7,146	502,364	3,416,111

NET INVESTMENT INCOME	3,383,084	163,069	12,782,931	63,305,335

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(68,904)	10,783	(193,415)	1,716,367

In-kind redemptions	374,249	(27,610)	2,041,151	518,701

Net change in unrealized gain on:

Investments	979,401	392,218	35,258,508	3,239,890

Net realized and unrealized gain	1,284,746	375,391	37,106,244	5,474,958

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,667,830	$538,460	$49,889,175	$68,780,293

(a)	For the period October 2, 2018 (commencement of operations) through August 31, 2019.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2019

Access Ultra Short Bond ETF(a)
Investment income:

Interest	$136,240

Dividends from Affiliated Underlying Funds	1,360

Total investment income	137,600

Expenses:

Management fees	8,413

Trustee fees	1,160

Total expenses	9,573

Less — expense reductions	(2,013)

Net expenses	7,560

NET INVESTMENT INCOME	130,040

Realized and unrealized gain:

Net realized gain from:

Investments	6,788

Net unrealized gain on:

Investments	70,911

Net realized and unrealized gain	77,699

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$207,739

(a)	For the period April 15, 2019 (commencement of operations) through August 31, 2019.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access High Yield Corporate Bond ETF			Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31, 2019	For the Period September 5, 2017* to August 31, 2018		For the Period October 2, 2018* to August 31, 2019
From operations:

Net investment income	$3,383,084	$2,177,075		$163,069

Net realized gain (loss)	305,345	(1,151,078)		(16,827)

Net change in unrealized gain	979,401	31,201		392,218

Net increase in net assets resulting from operations	4,667,830	1,057,198		538,460

Distributions to shareholders:

From distributable earnings	(3,325,987)	(1,965,439	)(a)	(157,830)

From share transactions:

Proceeds from sales of shares	119,456,665	141,101,712		11,281,177

Cost of shares redeemed	(90,609,448)	(93,780,600)		(3,695,696)

Net increase in net assets resulting from share transactions	28,847,217	47,321,112		7,585,481

TOTAL INCREASE	30,189,060	46,412,871		7,966,111

Net assets: (b)

Beginning of period	$46,412,871	$—		$—

End of period	$76,601,931	$46,412,871		$7,966,111

*	Commencement of operations.
(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for Access High Yield Corporate Bond ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $309,834 for Access High Yield Corporate Bond ETF as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate Bond ETF			Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$12,782,931	$5,886,424		$63,305,335	$15,332,752

Net realized gain (loss)	1,847,736	(2,551,726)		2,235,068	(265,146)

Net change in unrealized gain (loss)	35,258,508	(3,834,618)		3,239,890	(23,608)

Net increase (decrease) in net assets resulting from operations	49,889,175	(499,920)		68,780,293	15,043,998

Distributions to shareholders:

From distributable earnings	(12,196,139)	(5,390,095	)(a)	(60,529,416)	(13,376,311	)(a)

From share transactions:

Proceeds from sales of shares	419,766,193	233,218,124		2,509,825,793	1,080,258,244

Cost of shares redeemed	(189,872,891)	(149,862,662)		(986,677,428)	(255,128,079)

Net increase in net assets resulting from share transactions	229,893,302	83,355,462		1,523,148,365	825,130,165

TOTAL INCREASE	267,586,338	77,465,447		1,531,399,242	826,797,852

Net assets: (b)

Beginning of period	$258,462,204	$180,996,757		$1,642,627,118	$815,829,266

End of period	$526,048,542	$258,462,204		$3,174,026,360	$1,642,627,118

(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for Access Investment Grade Corporate Bond ETF and Access Treasury 0-1 Year ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $770,376 and $2,610,844 for Access Investment Grade Corporate Bond ETF and Access Treasury 0-1 Year ETF respectively, as of August 31, 2018.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

Access Ultra Short Bond ETF
For the Period April 15, 2019* to August 31, 2019
From operations:

Net investment income	$130,040

Net realized gain	6,788

Net unrealized gain	70,911

Net increase in net assets resulting from operations	207,739

Distributions to shareholders:

From distributable earnings	(94,032)

From share transactions:

Proceeds from sales of shares	15,034,457

Net increase in net assets resulting from share transactions	15,034,457

TOTAL INCREASE	15,148,164

Net assets:

Beginning of period	$—

End of period	$15,148,164

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2019	For the Period September 5, 2017* to August 31, 2018
Per Share Operating Performance:

Net asset value, beginning of period	$48.86	$49.92

Net investment income(a)	2.75	2.41

Net realized and unrealized gain (loss)	0.61	(1.21)

Total gain from investment operations	3.36	1.20

Distributions to shareholders from net investment income	(2.80)	(2.26)

Net asset value, end of period	$49.42	$48.86

Market price, end of period	$49.24	$48.82

Total Return at Net Asset Value(b)	7.20%	2.58%

Net assets, end of period (in 000’s)	$76,602	$46,413

Ratio of total expenses to average net assets	0.34%	0.34	%(c)

Ratio of net investment income to average net assets	5.67%	4.93	%(c)

Portfolio turnover rate(d)	23%	69%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Access Inflation Protected USD Bond ETF
	For the Period October 2, 2018* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	1.27

Net realized and unrealized gain	2.98

Total gain from investment operations	4.25

Distributions to shareholders from net investment income	(1.14)

Net asset value, end of period	$53.11

Market price, end of period	$53.08

Total Return at Net Asset Value(b)	8.61%

Net assets, end of period (in 000’s)	$7,966

Ratio of total expenses to average net assets	0.12	%(c)

Ratio of net investment income to average net assets	2.74	%(c)

Portfolio turnover rate(d)	36%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31,		For the Period June 6, 2017* to August 31, 2017
	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$48.31	$50.28	$49.90

Net investment income(a)	1.74	1.55	0.32

Net realized and unrealized gain (loss)	4.52	(2.09)	0.27

Total gain (loss) from investment operations	6.26	(0.54)	0.59

Distributions to shareholders from net investment income	(1.70)	(1.43)	(0.21)

Net asset value, end of period	$52.87	$48.31	$50.28

Market price, end of period	$52.90	$48.28	$50.24

Total Return at Net Asset Value(b)	13.35%	(1.04)%	1.19%

Net assets, end of period (in 000’s)	$526,049	$258,462	$180,997

Ratio of net expenses to average net assets	0.14%	0.14%	0.13	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	3.54%	3.18%	2.65	%(c)

Portfolio turnover rate(d)	13%	22%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31,		For the Period September 6, 2016* to August 31, 2017
	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$100.16	$100.10	$100.00

Net investment income(a)	2.23	1.48	0.82

Net realized and unrealized gain (loss)	0.15	(0.13)	(0.29)

Total gain from investment operations	2.38	1.35	0.53

Distributions to shareholders from net investment income	(2.16)	(1.29)	(0.43)

Net asset value, end of period	$100.38	$100.16	$100.10

Market price, end of period	$100.40	$100.18	$100.10

Total Return at Net Asset Value(b)	2.40%	1.37%	0.53%

Net assets, end of period (in 000’s)	$3,174,026	$1,642,627	$815,829

Ratio of net expenses to average net assets	0.12%	0.12%	0.13	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	2.22%	1.48%	0.83	%(c)

Portfolio turnover rate(d)	—%	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Access Ultra Short Bond ETF
	For the Period April 15, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.52

Net realized and unrealized gain	0.34

Total gain from investment operations	0.86

Distributions to shareholders from net investment income	(0.37)

Net asset value, end of period	$50.49

Market price, end of period	$50.51

Total Return at Net Asset Value(b)	1.75%

Net assets, end of period (in 000’s)	$15,148

Ratio of net expenses to average net assets	0.16	%(c)

Ratio of total expenses to average net assets	0.20	%(c)

Ratio of net investment income to average net assets	2.72	%(c)

Portfolio turnover rate(d)	66%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Inflation Protected USD Bond ETF (“Access Inflation Protected USD Bond ETF”)*	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (“Access Treasury 0-1 Year ETF”)	Diversified
Goldman Sachs Access Ultra Short Bond ETF (“Access Ultra Short Bond ETF”)**	Diversified

*	Commencement of operations on October 2, 2018.
**	Commencement of operations on April 15, 2019.

The investment objective of each Fund (except the Access Ultra Short Bond ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Access Ultra Short Bond ETF seeks to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate Bond ETF and Access Treasury 0-1 Year ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Access Inflation Protected USD Bond ETF and Access Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The market prices for the Funds’ shares may be different from the net asset values (“NAVs”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Access Inflation Protected USD Bond ETF, Access Treasury 0-1 Year ETF and Access Ultra Short Bond ETF. Creation Units are issued for cash and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Access High Yield Corporate Bond ETF and Access Investment Grade Corporate Bond ETF. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2019:

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$69,889,009	$—

Foreign Corporate Debt	—	4,168,220	—

Investment Company	1,093,653	—	—

Total	$1,093,653	$74,057,229	$—

ACCESS INFLATION PROTECTED USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bonds	$7,931,314	$—	$—

Total	$7,931,314	$—	$—

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$411,045,416	$—

Foreign Corporate Debt	—	105,552,779	—

Investment Company	3,519,879	—	—

Total	$3,519,879	$516,598,195	$—

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Securities	$3,171,582,618	$—	$—

Total	$3,171,582,618	$—	$—

ACCESS ULTRA SHORT BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$5,487,645	$—

Asset-Backed Securities		3,134,836

Corporate Obligations		2,720,091

Foreign Corporate Debt		2,529,674

U.S. Treasury Bills	776,057	—	—

Investment Company	392,280	—	—

Total	$1,168,337	$13,872,246	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2019, contractual and effective net unitary management fee rates with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Inflation Protected USD Bond ETF	0.12%	0.12%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%
Access Ultra Short Bond ETF	0.20%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

The Access High Yield Corporate Bond ETF, Access Investment Grade Corporate Bond ETF, and Access Ultra Short Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2019, GSAM waived $1,016, $2,802, and $98 of the Funds’ management fees for the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate Bond ETF, and Access Ultra Short Bond ETF, respectively.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% and 0.16% as an annual percentage rate of average daily net assets of the Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively. These arrangements will remain in effect through at least December 28, 2019 (with respect to the Access Treasury 0-1 Year ETF) and March 29, 2020 (with respect to the Access Ultra Short Bond ETF), and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. For the fiscal year ended August 31, 2019, GSAM waived $571,125 and $1,915 of the Funds’ management fees for the Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF respectively.

B.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2019:

Fund	Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019	Shares as of August 31, 2019	Interest Income
Access High Yield Corporate Bond ETF	$885,984	$33,496,414	$(33,288,745)	$1,093,653	1,093,653	$13,992
Access Investment Grade Corporate Bond ETF	$1,618,035	$26,540,222	$(24,638,378)	$3,519,879	3,519,879	$38,788
Access Ultra Short Bond ETF	$—	$8,549,580	$(8,157,300)	$392,280	392,280	$1,360

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2019

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2019		For the Period September 5, 2017* through August 31, 2018

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,450,000	$119,417,522	2,850,000	$141,032,291
Shares Redeemed	(1,850,000)	(90,435,797)	(1,900,000)	(93,593,996)

NET INCREASE IN SHARES	600,000	$28,981,725	950,000	$47,438,295

*	Commencement of operations.

	Access Inflation Protected USD Bond ETF

	For the Period October 2, 2018* through August 31, 2019

	Shares	Dollars

Fund Share Activity
Shares Sold	225,000	$11,280,939
Shares Redeemed	(75,000)	(3,695,696)

NET INCREASE IN SHARES	150,000	$7,585,243

*	Commencement of operations.

	Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Shares Sold	8,450,000	$419,509,892	4,800,000	$233,147,838
Shares Redeemed	(3,850,000)	(189,753,355)	(3,050,000)	(149,799,365)

NET INCREASE IN SHARES	4,600,000	$229,756,537	1,750,000	$83,348,473

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Shares Sold	25,070,000	$2,509,781,663	10,800,000	$1,080,258,244
Shares Redeemed	(9,850,000)	(986,671,512)	(2,550,000)	(255,127,736)

NET INCREASE IN SHARES	15,220,000	$1,523,110,151	8,250,000	$825,130,508

	Access Ultra Short Bond ETF

	For the Period April 15, 2019* through August 31, 2019

	Shares	Dollars

Fund Share Activity
Shares Sold	300,000	$15,034,457

NET INCREASE IN SHARES	300,000	$15,034,457

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the fiscal year ended August 31, 2019, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$130,284,325	$13,080,932
Access Inflation Protected USD Bond ETF	6,157,676	2,372,189
Access Investment Grade Corporate Bond ETF	460,024,494	47,389,419
Access Treasury 0-1 Year ETF	13,600,823,915	13,620,635,441
Access Ultra Short Bond ETF	22,186,111	7,879,065

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2019, were as follows:

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$—	$88,820,286
Access Inflation Protected USD Bond ETF	7,296,866	3,671,137
Access Investment Grade Corporate Bond ETF	—	186,999,285
Access Treasury 0-1 Year ETF	2,430,148,148	939,152,424

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2019

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$3,325,987	$157,830	$12,196,139	$60,529,416	$94,032
Total taxable distributions	$3,325,987	$157,830	$12,196,139	$60,529,416	$94,032

	Year Ended August 31, 2018
	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF
Distributions paid from:
Ordinary Income	$1,965,439	$5,390,095	$13,376,311
Total taxable distributions	$1,965,439	$5,390,095	$13,376,311

As of August 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Undistributed ordinary income — net	$269,035	$16,999	$1,348,840	$6,853,365	$42,796
Undistributed long-term capital gains	—	—	—	—	—
Total undistributed earnings	269,035	16,999	1,348,840	6,853,365	42,796
Capital loss carryforwards:
Perpetual Short-Term	(509,049)	—	(431,430)	—	—
Perpetual Long-Term	(1,005)	—	(49,645)	—	—
Timing differences (Post-October Capital Loss Deferral)	(6,354)	—	(179,280)	—	—
Unrealized gains (losses) — net	1,000,639	391,705	31,927,450	3,313,376	70,911
Total accumulated earnings (losses) net	$753,266	$408,704	$32,615,935	$10,166,741	$113,707

As of August 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bonds ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Tax Cost	$74,150,243	$7,539,609	$488,190,624	$3,168,269,242	$14,969,672
Gross unrealized gain	1,818,244	391,705	32,001,988	3,321,072	74,559
Gross unrealized loss	(817,605)	—	(74,538)	(7,696)	(3,648)
Net unrealized gains (losses) on securities	$1,000,639	$391,705	$31,927,450	$3,313,376	$70,911

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds’ and result primarily from redemptions in-kind.

Fund	Paid-in Capital	Total Distributable Earnings
Access High Yield Corporate Bond ETF	$296,056	$(296,056)
Access Inflation Protected USD Bond ETF	$(28,074)	$28,074
Access Investment Grade Corporate Bond ETF	$2,022,162	$(2,022,162)
Access Treasury 0-1 Year ETF	$518,428	$(518,428)
Access Ultra Short Bond ETF	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Index Risk (each Fund except the Access Ultra Short Bond ETF) — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued)

August 31, 2019

8. OTHER RISKS (continued)

of one or more issuers. When an Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is new and has a limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s (except the Access Ultra Short Bond ETF) Index trading individually or in the aggregate at any point in time.

Tracking Error Risk (each Fund except the Access Ultra Short Bond ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, and Goldman Sachs Access Ultra Short Bond ETF:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Access High Yield Corporate Bond ETF	For the year ended August 31, 2019	For the year ended August 31, 2019, and for the period September 5, 2017 (commencement of operations) through August 31, 2018
Goldman Sachs Access Investment Grade Corporate Bond ETF	For the year ended August 31, 2019	For the two years ended August 31, 2019	For each of the two years ended August 31, 2019 and for the period June 6, 2017 (commencement of operations) through August 31, 2017
Goldman Sachs Access Treasury 0-1 Year ETF	For the year ended August 31, 2019	For the two years ended August 31, 2019	For each of the two years ended August 31, 2019 and for the period September 6, 2016 (commencement of operations) through August 31, 2017
Goldman Sachs Access Inflation Protected USD Bond ETF	For the period October 2, 2018 (commencement of operations) through August 31, 2019
Goldman Sachs Access Ultra Short Bond ETF	For the period April 15, 2019 (commencement of operations) through August 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public

Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Fund Expenses — For the Six Months Ended 8/31/2019 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2019 and held for the entire six months ended August 31, 2019, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access High Yield Corporate Bond ETF				Access Inflation Protected USD Bond ETF				Access Investment Grade Corporate Bond ETF
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**
Actual based on NAV	$1,000	$1,042.90		$1.75	$1,000	$1,076.60		$0.63	$1,000	$1,110.30		$0.71
Hypothetical 5% return	$1,000	$1,023.49	+	$1.73	$1,000	$1,024.60	+	$0.61	$1,000	$1,024.50	+	$0.74

	Access Treasury 0-1 Year ETF				Access Ultra Short Bond ETF*
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**	Beginning Account Value 4/15/19	Ending Account Value 8/31/19		Expenses Paid**
Actual based on NAV	$1,000	$1,012.90		$0.61	$1,000	$1,017.50		$0.61
Hypothetical 5% return	$1,000	$1,024.60	+	$0.61	$1,000	$1,018.43	+	$0.61

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Fund commenced operations on April 15, 2019. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 139/365, which represents a period of 139 days of a 365 day year (to reflect the Fund’s commencement of operation).

**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Access High Yield Corporate Bond ETF	0.34%
Access Inflation Protected USD Bond ETF	0.12%
Access Investment Grade Corporate Bond ETF	0.14%
Access Treasury 0-1 Year ETF	0.12%
Access Ultra Short Bond ETF	0.16%

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on April 17, 2019. At a meeting held on November 27-28, 2018 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers would operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as an actively-managed ETF that does not seek to replicate the performance of a specified index. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fixed income investment strategies. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the contractual management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and administrative services directed to the needs and operations of the Fund as an ETF. The Trustees also considered the Investment Adviser’s undertaking to implement a fee waiver for the Fund. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s unitary management fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved until November 28, 2020.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 61	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund.

				41	WD-40 Company (a global consumer products company)

Michael Latham Age: 53	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund.	41	None

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	Trustee and President	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund.	161	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2019.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)) and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statements of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Access Fixed Income ETFs — Tax Information (Unaudited)

During the fiscal year ended August 31, 2019, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF were designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Treasury 0-1 Year ETF — Other Information (Unaudited)

Effective from November 1, 2016 and solely for the purpose of marketing the Fund in the United Kingdom (“UK”), Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) identified itself as the alternative investment fund manager (“AIFM”) of the Fund. As AIFM, the Investment Adviser is responsible for complying with the UK marketing rules implementing the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (the “Directive”).

In accordance with these rules, the AIFM is required to make available an Annual Report for the financial year of the Fund, containing certain disclosures as set out in Article 22 and 23 of the Directive. The disclosures set out below are included to satisfy these requirements as they have not been disclosed elsewhere in this Annual Report.

I. Remuneration

The following disclosures are made in accordance with Article 107 of the EU Commission Delegated Regulation C (2012) 8370 in respect of the AIFM, which is part of The Goldman Sachs Group, Inc. (“GS Group”). GS Group’s global remuneration philosophy, structure and process for setting remuneration generally applies to employees of the AIFM in the same manner as other employees globally. References to the “firm” and “we” throughout this disclosure include GS Group and the AIFM and any subsidiaries and affiliates.

a. Remuneration Program Philosophy

The remuneration philosophy and the objectives of the remuneration program for the firm, including the AIFM, are reflected in GS Group’s Compensation principles as posted on the Goldman Sachs public website (http://www.goldmansachs.com/investor relations/corporate governance/corporate governance-documents/compensation-principles.pdf) which includes the following:

1.	We pay for performance – this is an absolute requirement under our compensation program and inherent in our culture.
2.	We structure compensation, especially at senior levels, to align with GS Group’s shareholders’ long-term interests.
3.	We use compensation as an important tool to attract, retain and motivate talent.
4.	We align total compensation with corporate performance over the period.

The AIFM’s remuneration program is intended to be flexible enough to allow responses to changes in market conditions, but grounded in a framework that maintains effective remuneration practices.

b. Remuneration Governance

The planning, implementation and revision of the compensation policy of the AIFM is subject to the oversight of the Compensation Committee of the Board of Directors of GS Group (the “GS Group Compensation Committee”), the ultimate parent of the AIFM.

The members of the GS Group Compensation Committee at the end of 2018 were M. Michele Burns (Chair), James A. Johnson, William W. George, Ellen J. Kullman, Lakshmi N. Mittal, and Adebayo O. Ogunlesi (ex-officio). None of the members of the GS Group Compensation Committee were an employee of the firm. All members of the GS Group Compensation Committee were “independent” within the meaning of the New York Stock Exchange Rules and the firm’s Director Independence Policy.

The GS Group Compensation Committee has for several years recognised the importance of using an independent remuneration consultant that is appropriately qualified and that provides services solely to the GS Group Compensation Committee and not to the firm. The Compensation Committee continued to retain Semler Brossy Consulting Group LLC (Semler Brossy) as its independent remuneration consultant in 2018.

GS Group’s global process for setting variable remuneration (including the requirement to consider risk and compliance issues) applies to employees of the AIFM in the same way as to employees of other entities and in other regions and is subject to oversight by the senior management of the firm in the region.

c. Link Between Pay and Performance

Annual remuneration for employees is generally comprised of fixed and variable remuneration. The AIFM’s remuneration practices provide for variable remuneration determinations to be made on a discretionary basis. Variable remuneration is based on multiple factors and is not set as a fixed percentage of revenue or by reference to any other formula. Firmwide performance is a key factor in determining variable remuneration.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Treasury 0-1 Year ETF — Other Information (Unaudited) (continued)

d. Performance Measurement

Year-end variable remuneration is determined through a discretionary process that relies on certain qualitative and quantitative metrics (amongst other factors) against which we assess performance at year-end. We do not set specific goals, targets or other objectives for purposes of determining year-end variable remuneration nor do we set an initial remuneration pool that is adjusted for any such goals, targets or other objectives. Such metrics are not formulaic nor given any specific weight. In addition, employees are evaluated annually as part of the “360 degree” feedback process.

e. Risk Adjustment

Prudent risk management is a hallmark of both the firm’s and AIFM’s culture and sensitivity to risk and risk management are key elements in assessing employee performance, including as part of the “360 degree” feedback process noted above.

We take risk into account in setting the amount and form of variable remuneration for employees. We provide guidelines to assist compensation managers when applying discretion during the remuneration process to promote consistent consideration of the different metrics/factors considered during the remuneration process. Further, to ensure the independence of control function employees, remuneration for those employees is not determined by individuals in revenue-producing positions but rather by the management of the relevant control function.

f. Structure of Remuneration

1.	Fixed Remuneration
2.	Variable Remuneration: For employees with total and variable remuneration above a specific threshold, variable remuneration is generally paid in a combination of cash and equity-based remuneration. In general, the portion paid in the form of an equity-based award increases as variable remuneration increases.

g. Total Remuneration

Staff remuneration for the financial period ending December 31, 2018:

Total remuneration for the financial year ending December 31, 2018 paid by the AIFM to 18 staff in respect of the management of the assets of the Fund	US$201,422, made up of: • US$92,362 fixed remuneration • US$109,060 variable remuneration
Which includes:
(a) Remuneration paid by the AIFM to senior management	US$134,750
(b) Remuneration paid by the AIFM to other staff members whose actions have a material impact on the risk profile of the Fund	US$66,672

The remuneration figures above:

1.	relate to the proportion of time spent by those staff on the management of the assets of the Fund; and
2.	do not include figures for those staff whose activities may impact the Fund but who provide services through other affiliates of the AIFM.

II. Risk Management

The current risk profile of the Fund and the risk management framework employed by the AIFM to manage those risks are outlined in the Fund’s Prospectus and Statement of Additional Information. The Investment Manager’s risk management function will seek to ensure that the risk profile disclosed to investors is consistent with applicable risk limits, monitor compliance with those risk limits, promptly notify the risk management component of the portfolio management team managing the portfolio of any inconsistency, or risk or inconsistency, between the risk profile and risk limits.

III. Material Changes

Article 22 of the Directive requires disclosure of any material changes in the information listed in Article 23 of the Directive.

In respect of the period ended December 31, 2018, there have been no material changes to the information listed in Article 23 of the Directive.

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

INDEX DISCLAIMERS

Goldman Sachs Access High Yield Corporate Bond ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Inflation Protected USD Bond ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Investment Grade Corporate Bond ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Treasury 0-1 Year ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock

Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550 and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

A Fund may be recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2019 Goldman Sachs. All rights reserved. 180397-OTU-1069509 AIGAHYCPBNDETAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap Equity ETF
ActiveBeta® U.S. Small Cap Equity ETF

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

ActiveBeta® is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

* * *

1

INVESTMENT PROCESS

2

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2019, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.21% based on net asset value (“NAV”) and -2.81% based on market price. The Index returned -3.40%, and the MSCI Emerging Markets Index (net, unhedged, USD) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -4.36% during the same period.

The Fund had a NAV of $32.98 per share on August 31, 2018 and ended the Reporting Period with a NAV of $31.12 per share. The Fund’s market price on August 31, 2019 was $31.14 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index.

During the Reporting Period, the Fund posted negative absolute returns but outperformed the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Quality and Momentum contributed most positively to results during the Reporting Period, followed by Low Volatility. Value detracted from relative results during the Reporting Period. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, materials and utilities sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in the energy, real estate and consumer staples sectors detracted most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

From a country perspective, Index constituents in Brazil, Taiwan and Thailand contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index

3

PORTFOLIO RESULTS

during the Reporting Period. Conversely, Index constituents in South Korea, the Philippines and Russia detracted the most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, overweight positions in Brazilian consumer discretionary company Lojas Renner, Brazilian insurance company Sul America and Brazilian consumer staples company JBS contributed most positively (0.42%, 0.25% and 0.35% of Fund net assets as of August 31, 2019, respectively). Lojas Renner posted a robust double-digit gain within the Index during the Reporting Period, and Sul America and JBS each generated a triple-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, an overweight position in South Korean consumer staples firm Amorepacific and underweight positions in Brazilian financials company Brasil Bolsa Balcao and Taiwanese semiconductor company MediaTek detracted most (0.11%, 0.23% and 0.22% of Fund net assets as of August 31, 2019, respectively). Amorepacific posted a double-digit decline within the Index during the Reporting Period, while Brasil Bolsa Balcao generated a triple-digit gain within the Index during the Reporting Period and MediaTek posted a more modest single-digit increase within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index
Financials	25.47%	25.52%	24.61%
Information Technology	14.64	14.55	14.38
Consumer Discretionary	12.92	12.88	13.94
Consumer Staples	12.49	12.97	6.88
Communication Services	11.55	11.60	11.63
Energy	6.78	6.72	7.42
Materials	4.77	4.71	7.35
Utilities	3.90	3.79	2.87
Industrials	3.83	3.87	5.24
Health Care	1.84	1.79	2.73
Real Estate	1.60	1.59	2.93

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.0% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

4

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period? [1]

Country Name	Fund[2]		GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index
China	29.30%		29.13%	32.30%
Korea	12.92		12.84	11.48
Taiwan	12.52		12.46	11.15
Brazil	8.89		8.84	7.45
India	8.86		8.81	8.68
South Africa	5.30		5.20	5.44
Russia	4.81		4.79	3.90
Thailand	2.99		2.98	2.96
Mexico	2.62		2.60	2.51
Saudi Arabia	1.97		1.96	2.64
Indonesia	1.93		1.92	2.15
Qatar	1.26		1.26	1.01
Chile	1.08		1.07	0.93
Poland	1.07		1.07	0.99
United Arab Emirates	0.70		0.70	0.75
Malaysia	0.66		1.48	2.09
Turkey	0.50		0.50	0.52
Philippines	0.44		0.43	1.13
Colombia	0.43		0.42	0.41
Egypt	0.39		0.41	0.15
Argentina	0.36		0.36	0.18
Hungary	0.31		0.31	0.29
Greece	0.25		0.25	0.31
Peru	0.21		0.21	0.38
Pakistan	0.00	[3]	0.00	0.02
Czech	0.00	[3]	0.00	0.15

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.0% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

[3]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

5

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$31.14
Net Asset Value (NAV)[1]	$31.12

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	3.9%	Communication Services	China

Alibaba Group Holding Ltd. ADR	3.7	Consumer Discretionary	China

Taiwan Semiconductor Manufacturing Co. Ltd.	3.5	Information Technology	Taiwan

Samsung Electronics Co. Ltd.	3.1	Information Technology	South Korea

Ping An Insurance Group Co. of China Ltd., Class H	1.3	Financials	China

Naspers Ltd., Class N	1.2	Consumer Discretionary	South Africa

China Construction Bank Corp., Class H	1.2	Financials	China

Infosys Ltd.	1.0	Information Technology	India

China Mobile Ltd.	1.0	Communication Services	China
LUKOIL PJSC	0.9	Energy	Russia

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 25, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Emerging Markets Equity Index and the MSCI Emerging Markets Index (net, unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 25, 2015 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	3 Year Return	Since Inception
Shares based on NAV (Commenced September 25, 2015)	-3.21%	5.74%	7.71%

Shares based on Market Price (Commenced September 25, 2015)	-2.81%	5.79%	7.72%

Goldman Sachs ActiveBeta® Emerging Markets Equity Index	-3.40%	5.94%	7.98%

MSCI Emerging Markets Index (net, unhedged)	-4.36%	5.76%	8.31%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

7

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.15% based on net asset value (“NAV”) and -2.77% based on market price. The Index returned -3.24%, and the MSCI Europe Index (net, unhedged, USD) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -3.03% during the same period.

The Fund had a NAV of $30.82 per share on August 31, 2018 and ended the Reporting Period with a NAV of $28.59 per share. The Fund’s market price on August 31, 2019 was $28.62 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index.

During the Reporting Period, the Fund posted negative absolute returns that closely tracked the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Momentum, Low Volatility and Quality contributed positively to relative results during the Reporting Period. Value detracted from relative results during the Reporting Period. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, consumer discretionary and energy sectors contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the industrials, materials and health care sectors detracted most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in Germany, Sweden and Norway contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Conversely, Index constituents in France, Switzerland and the U.K. detracted the most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

8

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in Sweden-based retailer Hennes & Mauritz, Germany-based sporting goods company Puma and U.K.-based global mining company Anglo American contributed most positively (0.57%, 0.49% and 0.34% of Fund net assets as of August 31, 2019, respectively). Each of these holdings posted a double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in U.K. postal and delivery services provider Royal Mail and French biotechnology firm Ipsen and an underweight position in Swiss packaged foods company Nestle detracted most (0.00%[1], 0.34% and 3.41% of Fund net assets as of August 31, 2019, respectively). Royal Mail and Ipsen each posted a double-digit decline within the Index during the Reporting Period, while Nestle generated a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period? [2]

Sector Name	Fund[3]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index
Consumer Staples	15.66%	15.73%	15.59%
Financials	15.65	15.71	16.91
Health Care	13.74	13.78	13.84
Industrials	13.71	13.76	13.54
Consumer Discretionary	12.26	12.30	9.48
Materials	6.31	6.33	7.15
Information Technology	5.57	5.59	5.81
Energy	5.36	5.38	7.05
Utilities	5.08	5.09	4.54
Communication Services	5.01	5.03	4.72
Real Estate	1.31	1.31	1.37

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.2% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

9

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period? [1]

Country Name	Fund[2]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index

UK	25.09%	25.17%	25.82%
France	18.83	18.89	18.20
Switzerland	14.35	14.42	15.36
Germany	13.33	13.37	13.75
Netherlands	6.11	6.13	5.92
Italy	4.52	4.54	3.75
Spain	4.41	4.42	4.56
Sweden	3.77	3.78	4.03
Denmark	3.68	3.70	2.90
Belgium	1.50	1.50	1.63
Norway	1.15	1.15	1.03
Finland	1.12	1.13	1.58
Ireland	0.75	0.75	0.86
Portugal	0.71	0.71	0.25
Austria	0.34	0.34	0.35

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.2% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

10

FUND BASICS

ActiveBeta® Europe Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$28.62
Net Asset Value (NAV)[1]	$28.59

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	3.4%	Consumer Staples	Switzerland
Roche Holding AG	2.2	Health Care	Switzerland
Novartis AG	1.9	Health Care	Switzerland

HSBC Holdings PLC	1.2	Financials	United Kingdom
SAP SE	1.1	Information Technology	Germany
Royal Dutch Shell PLC, Class A	1.1	Energy	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	1.1	Consumer Discretionary	France

adidas AG	1.1	Consumer Discretionary	Germany
GlaxoSmithKline PLC	1.1	Health Care	United Kingdom
Novo Nordisk A/S, Class B	1.1	Health Care	Denmark

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

ACTIVEBETA® EUROPE EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Europe Equity Index and the MSCI Europe Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Europe Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	3 Year Return	Since Inception
Shares based on NAV (Commenced March 2, 2016)	-3.15%	6.50%	7.38%

Shares based on Market Price (Commenced March 2, 2016)	-2.77%	6.42%	7.41%

Goldman Sachs ActiveBeta® Europe Equity Index	-3.24%	6.53%	7.39%

MSCI Europe Index (Total Return, USD)	-3.03%	5.92%	6.86%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

12

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -3.09% based on net asset value (“NAV”) and -3.08% based on market price. The Index returned -3.13%, and the MSCI World ex USA Index (net, unhedged, USD) (“MSCI World ex USA Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -2.90% during the same period.

The Fund had a NAV of $29.42 per share on August 31, 2018 and ended the Reporting Period with a NAV of $27.70 per share. The Fund’s market price on August 31, 2019 was $27.73 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index.

During the Reporting Period, the Fund posted negative absolute returns that modestly underperformed the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Value detracted from relative results, while Quality, Low Volatility and Momentum contributed positively to relative results during the Reporting Period. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the materials, industrials and health care sectors detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the financials, consumer staples and energy sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

From a country perspective, Index constituents in France, Australia and Switzerland detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely, Index constituents in Japan, Germany and Canada contributed most positively to the

13

PORTFOLIO RESULTS

Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in Israeli pharmaceutical company Teva Pharmaceutical Industries, U.K. postal and delivery services provider Royal Mail and Japanese online fashion shopping sites operator ZOZO detracted most (0.12%, 0.00%[1] and 0.20% of Fund net assets as of August 31, 2019, respectively). Each of these holdings posted a double-digit decline within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in Canada-based food distribution company Empire, Canadian software company Constellation Software and Japanese technology services company NEC contributed most positively (0.48%, 0.48% and 0.17% of Fund net assets as of August 31, 2019, respectively). Each of these holdings generated a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Financials	18.21%	18.25%	19.89%
Consumer Staples	15.66	15.69	11.68
Industrials	13.28	13.31	14.22
Consumer Discretionary	12.37	12.40	10.59
Health Care	10.98	11.00	10.84
Information Technology	7.28	7.31	6.69
Materials	5.49	5.51	7.34
Communication Services	4.92	4.93	5.32
Energy	4.25	4.26	6.27
Utilities	4.04	4.05	3.79
Real Estate	3.28	3.30	3.37

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.2% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

14

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period? [1]

Country Name	Fund[2]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Japan	20.86%	20.93%	22.12%
UK	13.85	13.88	14.64
France	11.28	11.31	10.32
Canada	9.84	9.87	9.51
Switzerland	8.16	8.17	8.71
Germany	7.66	7.68	7.80
Australia	6.06	6.08	6.43
Netherlands	3.42	3.42	3.36
Hong Kong	3.14	3.15	3.32
Spain	2.60	2.60	2.58
Italy	2.59	2.59	2.13
Denmark	2.39	2.39	1.65
Sweden	2.08	2.09	2.29
Singapore	1.56	1.56	1.16
Belgium	0.81	0.81	0.92
Israel	0.81	0.82	0.52
Norway	0.68	0.68	0.59
Finland	0.64	0.64	0.90
Portugal	0.43	0.43	0.14
Ireland	0.40	0.40	0.49
New Zealand	0.30	0.30	0.23
Austria	0.21	0.21	0.20

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.2% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

15

FUND BASICS

ActiveBeta® International Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$27.73
Net Asset Value (NAV)[1]	$27.70

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	1.9%	Consumer Staples	Switzerland
Roche Holding AG	1.2	Health Care	Switzerland
Novartis AG	1.0	Health Care	Switzerland
LVMH Moet Hennessy Louis Vuitton SE	0.7	Consumer Discretionary	France
adidas AG	0.6	Consumer Discretionary	Germany
HSBC Holdings PLC	0.6	Financials	United Kingdom
Royal Bank of Canada	0.6	Financials	Canada
Novo Nordisk A/S, Class B	0.6	Health Care	Denmark
L’Oreal SA	0.6	Consumer Staples	France
GlaxoSmithKline PLC	0.6	Health Care	United Kingdom

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on November 6, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® International Equity Index and the MSCI World ex USA Index (net, Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2015 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	3 Year Return	Since Inception
Shares based on NAV (Commenced November 6, 2015)	-3.09%	6.62%	5.41%

Shares based on Market Price (Commenced November 6, 2015)	-3.08%	6.50%	5.44%

Goldman Sachs ActiveBeta® International Equity Index	-3.13%	6.69%	5.47%

MSCI World ex USA Index (net, Unhedged, USD)	-2.90%	5.93%	4.63%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

17

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -4.32% based on net asset value (“NAV”) and -4.23% based on market price. The Index returned -4.81%, while the MSCI Japan Index (net, unhedged, USD) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -5.61% during the same period.

The Fund had a NAV of $32.99 per share on August 31, 2018 and ended the Reporting Period with a NAV of $30.59 per share. The Fund’s market price on August 31, 2019 was $30.52 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index.

During the Reporting Period, the Fund posted negative absolute returns but outperformed the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Value contributed most positively to results relative to the MSCI Japan Index, followed by Quality, Low Volatility and Momentum, which also boosted relative results. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, financials and utilities sectors contributed most positively to the Index’s results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in the consumer discretionary, energy and real estate sectors detracted most from results relative to the MSCI Japan Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in health care company Suzuken, information technology

18

PORTFOLIO RESULTS

company NEC and utilities company Tokyo Electric Power contributed most positively (0.30%, 0.72% and 0.10% of Fund net assets as of August 31, 2019, respectively). Each of these holdings generated a gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in energy company Idemitsu Kosan and industrials company Marubeni and an underweight position in auto manufacturer Toyota Motor detracted most (0.47%, 0.80% and 3.74% of Fund net assets as of August 31, 2019, respectively). Idemitsu Kosan and Marubeni each posted a double-digit decline within the Index during the Reporting Period. Toyota Motor posted a solid single-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Japan Equity Index	MSCI Japan Index

Industrials	18.21%	18.27%	20.64%
Consumer Discretionary	18.16	18.22	18.64
Information Technology	12.24	12.28	11.20
Consumer Staples	10.74	10.77	8.31
Health Care	10.04	10.07	9.34
Financials	9.71	9.74	10.51
Communication Services	9.10	9.13	9.04
Real Estate	4.64	4.67	4.42
Materials	3.95	3.96	5.24
Utilities	1.69	1.69	1.82
Energy	1.20	1.20	0.84

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 2.7% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

19

FUND BASICS

ActiveBeta® Japan Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$30.52
Net Asset Value (NAV)[1]	$30.59

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business

Toyota Motor Corp.	3.7%	Consumer Discretionary
Sony Corp.	1.9	Consumer Discretionary
SoftBank Group Corp.	1.8	Communication Services
Honda Motor Co. Ltd.	1.4	Consumer Discretionary
Nippon Telegraph & Telephone Corp.	1.4	Communication Services
Mitsubishi UFJ Financial Group, Inc.	1.3	Financials
KDDI Corp.	1.3	Communication Services
Sumitomo Mitsui Financial Group, Inc.	1.3	Financials
Keyence Corp.	1.2	Information Technology
NTT DOCOMO, Inc.	1.1	Communication Services

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

ACTIVEBETA® JAPAN EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Japan Index and the MSCI Japan Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Japan Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	3 Year Return	Since Inception
Shares based on NAV (Commenced March 2, 2016)	-4.32%	6.30%	7.48%

Shares based on Market Price (Commenced March 2, 2016)	-4.23%	6.10%	7.43%

Goldman Sachs ActiveBeta® Japan Equity Index	-4.81%	6.06%	7.22%

MSCI Japan Index (Total Return, USD)	-5.61%	5.38%	7.36%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

21

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.42% based on net asset value (“NAV”) and 2.39% based on market price. The Index returned 2.51%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 2.92% during the same period.

The Fund had a NAV of $58.75 on August 31, 2018 and ended the Reporting Period with a NAV of $59.09 per share. The Fund’s market price on August 31, 2019 was $59.07 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Fund posted positive absolute returns but modestly underperformed the S&P 500 Index, as measured by NAV. Amongst underlying factors, Value detracted from relative returns, while Low Volatility, Momentum and Quality contributed positively. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, information technology and health care sectors detracted most from the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these detractors were Index constituents in financials, energy and consumer staples, which contributed positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A

Relative to the S&P 500 Index, overweight positions in information technology services provider DXC Technology, generic and specialty pharmaceuticals company Mylan and department store retailer Kohl’s detracted most (0.30%, 0.46% and 0.45% of Fund net assets as of August 31, 2019,

22

PORTFOLIO RESULTS

respectively). Each of these holdings generated a double-digit decline within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in diversified chemicals company DuPont de Nemours, oilfield services company Schlumberger and diversified technology and financial services company General Electric contributed most positively (0.00%[1], 0.03% and 0.04% of Fund net assets as of August 31, 2019, respectively). Each of these holdings posted a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Large Cap Equity Index	S&P 500 Index

Financials	18.25%	10.87%	12.77%
Consumer Staples	15.69	9.49	7.58
Industrials	13.31	8.32	9.23
Consumer Discretionary	12.40	12.85	10.16
Health Care	11.00	14.50	13.90
Information Technology	7.31	22.79	22.05
Materials	5.51	1.29	2.70
Communication Services	4.93	8.87	10.47
Energy	4.26	2.37	4.42
Utilities	4.05	5.03	3.47
Real Estate	3.30	3.61	3.26

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

23

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$59.07
Net Asset Value (NAV)[1]	$59.09

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Microsoft Corp.	3.6%	Information Technology	United States
Apple, Inc.	3.1	Information Technology	United States
Amazon.com, Inc.	2.3	Consumer Discretionary	United States
Facebook, Inc., Class A	1.5	Communication Services	United States
Johnson & Johnson	1.2	Health Care	United States
Alphabet, Inc., Class C	1.2	Communication Services	United States
Alphabet, Inc., Class A	1.1	Communication Services	United States
JPMorgan Chase & Co.	1.1	Financials	United States
Home Depot, Inc. (The)	1.0	Consumer Discretionary	United States
Walmart, Inc.	1.0	Consumer Staples	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

24

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 17, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index and the S&P 500 Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 17, 2015 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	3 Year Return	Since Inception
Shares based on NAV (Commenced September 17, 2015)	2.42%	12.46%	11.70%

Shares based on Market Price (Commenced September 17, 2015)	2.39%	12.45%	11.69%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	2.51%	12.58%	11.82%

S&P 500 Index (Total Return, USD)	2.92%	12.70%	12.51%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund returned -12.28% based on net asset value (“NAV”) and -12.41% based on market price. The Index returned -12.37%, and the Russell 2000® Index (Total Return, USD) (“Russell 2000® Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -12.89% during the same period.

The Fund had a NAV of $49.49 on August 31, 2018 and ended the Reporting Period with a NAV of $42.84 per share. The Fund’s market price on August 31, 2019 was $42.84 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index.

During the Reporting Period, the Fund posted negative absolute returns but outperformed the Russell 2000® Index, as measured by NAV. Amongst underlying factors, Low Volatility, Momentum and Quality contributed positively to relative returns, while Value detracted. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A

Index constituents in the energy, health care and financials sectors contributed most positively to the Index’s results relative to the Russell 2000® Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in the real estate, consumer discretionary and information technology sectors, which detracted from the Index’s results relative to the Russell 2000® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, underweight positions in oil and gas exploration and production companies Oasis Petroleum and Southwestern Energy and an overweight

26

PORTFOLIO RESULTS

position in molecular test developer Veracyte contributed most positively (0.00%[1], 0.01% and 0.18% of Fund net assets as of August 31, 2019, respectively). Oasis Petroleum and Southwestern Energy each posted a double-digit decline within the Index during the Reporting Period, while Veracyte generated a triple-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A

Relative to the Russell 2000® Index, underweight positions in drug discovery products and services provider Array BioPharma and security-as-a-services software company Zscaler and an overweight position in biotechnology company Acorda Therapeutics detracted most (0.00%[1], 0.00%[1] and 0.03% of Fund net assets as of August 31, 2019, respectively). Array BioPharma posted a triple-digit gain within the Index during the Reporting Period, and Zscaler generated a single-digit positive return within the Index during the Reporting Period. Acorda Therapeutics posted a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index

Financials	19.90%	19.96%	17.90%
Industrials	15.84	15.81	15.74
Health Care	14.87	14.84	16.74
Information Technology	14.30	14.38	13.76
Consumer Discretionary	11.49	11.53	11.10
Real Estate	7.93	7.91	8.12
Utilities	4.49	4.49	4.14
Materials	3.48	3.47	3.69
Consumer Staples	3.05	3.04	3.01
Communication Services	2.58	2.57	2.53
Energy	2.00	2.00	3.27

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.9% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

27

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$42.84
Net Asset Value (NAV)[1]	$42.84

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Haemonetics Corp.	0.3%	Health Care	United States
Trex Co., Inc.	0.3	Industrials	United States
Amedisys, Inc.	0.3	Health Care	United States
Genomic Health, Inc.	0.3	Health Care	United States
Boston Beer Co, Inc. (The), Class A	0.3	Consumer Staples	United States
Aaron’s, Inc.	0.3	Consumer Discretionary	United States
Essent Group Ltd.	0.3	Financials	United States
Novocure Ltd.	0.3	Health Care	United States
Radian Group, Inc.	0.3	Financials	United States
Vonage Holdings Corp.	0.3	Communication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on June 28, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index and the Russell 2000® Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Small Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 28, 2017 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 28, 2017)	-12.28%	3.96%

Shares based on Market Price (Commenced June 28, 2017)	-12.41%	3.95%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	-12.37%	4.08%

Russell 2000® Index	-12.89%	3.57%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

29

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Goldman Sachs ActiveBeta® Emerging Markets Equity Index is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Europe Equity Index is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® International Equity Index is designed to deliver exposure to equity securities of developed markets issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Japan Equity Index is designed to deliver exposure to equity securities of Japanese issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

30

FUND BASICS

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

31

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 95.3%
Argentina – 0.4%
322,600	Banco BBVA Argentina SA ADR (Financials)	$1,361,372
19,710	Globant SA (Information Technology)*	1,871,070
109,500	Grupo Financiero Galicia SA ADR (Financials)	1,186,980
198,210	YPF SA ADR (Energy)	1,696,678

		6,116,100

Brazil – 6.1%
1,604,298	Ambev SA (Consumer Staples)	7,267,910
411,858	Atacadao SA (Consumer Staples)	2,222,650
365,166	B3 SA – Brasil Bolsa Balcao (Financials)	3,959,014
548,042	Banco Bradesco SA (Financials)	4,018,603
392,587	Banco do Brasil SA (Financials)	4,393,113
624,127	BB Seguridade Participacoes SA (Financials)	4,934,473
245,948	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	3,077,177
519,693	Embraer SA (Industrials)	2,257,512
159,285	Energisa SA (Utilities)	1,830,609
289,328	Engie Brasil Energia SA (Utilities)	3,149,405
150,530	Equatorial Energia SA (Utilities)	3,488,761
249,246	Hypera SA (Health Care)	1,940,430
219,628	IRB Brasil Resseguros SA (Financials)	5,766,816
505,443	Klabin SA (Materials)	1,842,111
223,657	Localiza Rent a Car SA (Industrials)	2,546,059
590,027	Lojas Renner SA (Consumer Discretionary)	7,217,914
201,564	M Dias Branco SA (Consumer Staples)	1,765,795
507,130	Magazine Luiza SA (Consumer Discretionary)	4,453,741
286,331	Natura Cosmeticos SA (Consumer Staples)	4,571,928
893,021	Petroleo Brasileiro SA (Energy)	6,109,507
280,628	Porto Seguro SA (Financials)	3,803,099
211,520	Raia Drogasil SA (Consumer Staples)	4,711,365
292,000	Rumo SA (Industrials)*	1,561,686
360,627	Sul America SA (Financials)	4,228,348
903,004	Vale SA (Materials)*	9,958,350
555,383	WEG SA (Industrials)	3,024,083

		104,100,459

Chile – 1.0%
84,564	Banco de Chile ADR (Financials)	2,410,920
44,457,011	Banco Santander Chile (Financials)	3,185,100
1,194,017	Cencosud SA (Consumer Staples)	1,792,208
274,171	Cia Cervecerias Unidas SA (Consumer Staples)	3,120,754
205,627	Empresas COPEC SA (Energy)	1,857,866
14,347,800	Enel Americas SA (Utilities)	2,356,985

Common Stocks – (continued)
Chile – (continued)
198,000	Latam Airlines Group SA (Industrials)	1,667,572

		16,391,405

China – 28.4%
32,349	58.com, Inc. ADR (Communication Services)*	1,740,053
4,916,657	Agricultural Bank of China Ltd., Class A (Financials)	2,335,704
10,168,075	Agricultural Bank of China Ltd., Class H (Financials)	3,919,108
360,155	Alibaba Group Holding Ltd. ADR (Consumer Discretionary)*	63,037,930
837,766	ANTA Sports Products Ltd. (Consumer Discretionary)	6,949,886
42,114	Autohome, Inc. ADR (Communication Services)*(a)	3,670,656
68,439	Baidu, Inc. ADR (Communication Services)*	7,149,822
3,297,690	Bank of Beijing Co. Ltd., Class A (Financials)	2,419,013
3,520,404	Bank of China Ltd., Class A (Financials)	1,736,346
20,749,803	Bank of China Ltd., Class H (Financials)	7,918,205
3,137,499	Bank of Communications Co. Ltd., Class A (Financials)	2,371,646
5,666,150	Bank of Communications Co. Ltd., Class H (Financials)	3,709,770
2,549,520	Bank of Jiangsu Co. Ltd., Class A (Financials)	2,379,600
1,354,849	Bank of Shanghai Co. Ltd., Class A (Financials)	1,707,522
57,566	Baozun, Inc. ADR (Consumer Discretionary)*(a)	2,634,220
530,274	Beijing Enterprises Holdings Ltd. (Utilities)	2,527,741
6,600,482	CGN Power Co. Ltd., Class H (Utilities)(b)	1,743,764
1,230,200	China Aoyuan Group Ltd. (Real Estate)	1,450,739
8,809,180	China Cinda Asset Management Co. Ltd., Class H (Financials)	1,832,587
4,884,691	China CITIC Bank Corp Ltd., Class H (Financials)	2,556,010
1,723,240	China Construction Bank Corp., Class A (Financials)	1,661,360
26,277,864	China Construction Bank Corp., Class H (Financials)	19,518,869
3,377,601	China Everbright Bank Co. Ltd., Class A (Financials)	1,774,456
6,767,028	China Everbright Bank Co. Ltd., Class H (Financials)	2,824,147
3,942,464	China Huishan Dairy Holdings Co. Ltd. (Consumer Staples)*(c)	—

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
156,463	China International Travel Service Corp. Ltd., Class A (Consumer Discretionary)	$2,087,339
2,709,400	China Jinmao Holdings Group Ltd. (Real Estate)	1,514,568
1,123,283	China Life Insurance Co. Ltd., Class H (Financials)	2,629,239
3,073,579	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	1,690,687
2,127,486	China Medical System Holdings Ltd. (Health Care)	2,655,505
1,698,256	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	6,740,702
1,442,819	China Merchants Bank Co. Ltd., Class H (Financials)	6,573,878
3,108,913	China Minsheng Banking Corp. Ltd., Class A (Financials)	2,523,793
5,278,243	China Minsheng Banking Corp. Ltd., Class H (Financials)	3,476,007
1,949,579	China Mobile Ltd. (Communication Services)	16,160,753
749,138	China Overseas Land & Investment Ltd. (Real Estate)	2,371,129
506,112	China Pacific Insurance Group Co. Ltd., Class H (Financials)	2,028,233
2,398,300	China Petroleum & Chemical Corp., Class A (Energy)	1,668,791
7,231,340	China Petroleum & Chemical Corp., Class H (Energy)	4,236,167
562,818	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	3,196,462
509,851	China Resources Land Ltd. (Real Estate)	2,075,752
2,692,312	China Resources Pharmaceutical Group Ltd. (Health Care)(b)	2,783,249
1,338,538	China Resources Power Holdings Co. Ltd. (Utilities)	1,769,832
856,900	China Shenhua Energy Co. Ltd., Class H (Energy)	1,675,446
12,880,398	China Telecom Corp. Ltd., Class H (Communication Services)	5,770,029
8,589,000	China Tower Corp. Ltd., Class H (Communication Services)(b)	1,962,173
3,577,179	China Unicom Hong Kong Ltd. (Communication Services)	3,565,606
3,020,190	China United Network Communications Ltd., Class A (Communication Services)	2,468,648
715,604	China Yangtze Power Co. Ltd., Class A (Utilities)	1,861,750
4,042,148	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	1,955,208
2,212,520	CITIC Ltd. (Industrials)	2,623,279
4,582,375	CNOOC Ltd. (Energy)	6,842,552
2,051,051	CSPC Pharmaceutical Group Ltd. (Health Care)	4,104,536

Common Stocks – (continued)
China – (continued)
66,620	Ctrip.com International Ltd. ADR (Consumer Discretionary)*	2,157,156
2,845,608	Dali Foods Group Co. Ltd. (Consumer Staples)(b)	1,895,777
2,127,846	Daqin Railway Co. Ltd., Class A (Industrials)	2,301,178
261,163	ENN Energy Holdings Ltd. (Utilities)	2,983,158
5,702,500	GD Power Development Co. Ltd., Class A (Utilities)	1,960,060
1,606,807	Geely Automobile Holdings Ltd. (Consumer Discretionary)	2,485,467
1,506,611	Guangdong Investment Ltd. (Utilities)	3,176,529
2,406,171	Huaxia Bank Co. Ltd., Class A (Financials)	2,434,075
3,305,847	Industrial & Commercial Bank of China Ltd., Class A (Financials)	2,489,663
19,284,491	Industrial & Commercial Bank of China Ltd., Class H (Financials)	12,183,021
1,179,585	Industrial Bank Co. Ltd., Class A (Financials)	2,829,883
176,799	JD.com, Inc. ADR (Consumer Discretionary)*	5,392,370
312,284	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	3,492,851
5,897,102	Kaisa Group Holdings Ltd. (Real Estate)*	2,039,621
2,780,200	Kunlun Energy Co. Ltd. (Utilities)	2,423,474
14,638	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	2,335,699
3,990,478	Lenovo Group Ltd. (Information Technology)	2,627,945
1,608,260	Li Ning Co. Ltd. (Consumer Discretionary)	4,751,698
1,045,686	Longfor Group Holdings Ltd. (Real Estate)(b)	3,730,136
445,949	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	1,722,857
89,027	Momo, Inc. ADR (Communication Services)	3,274,413
203,862	Muyuan Foodstuff Co. Ltd., Class A (Consumer Staples)	2,290,136
25,641	NetEase, Inc. ADR (Communication Services)	6,538,455
49,768	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)*	5,643,691
2,435,311	PetroChina Co. Ltd., Class A (Energy)	2,082,451
7,935,238	PetroChina Co. Ltd., Class H (Energy)	3,939,591
3,175,649	PICC Property & Casualty Co. Ltd., Class H (Financials)	3,643,626

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
213,827	Ping An Insurance Group Co of China Ltd., Class A (Financials)	$2,608,827
1,876,186	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	21,526,686
2,967,271	Postal Savings Bank of China Co. Ltd., Class H (Financials)(b)	1,787,478
1,178,086	Shanghai Industrial Holdings Ltd. (Industrials)	2,297,428
1,755,395	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	2,766,642
4,873,698	Shenzhen Investment Ltd. (Real Estate)	1,847,382
290,369	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	3,946,767
1,272,415	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	1,758,304
587,869	Sunac China Holdings Ltd. (Real Estate)	2,355,873
88,624	TAL Education Group ADR (Consumer Discretionary)*	3,157,673
1,590,216	Tencent Holdings Ltd. (Communication Services)	65,919,475
1,907,066	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	2,628,640
800,478	Tongwei Co. Ltd., Class A (Consumer Staples)	1,638,536
323,565	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	2,708,239
3,084,743	Want Want China Holdings Ltd. (Consumer Staples)	2,405,480
42,537	Weibo Corp. ADR (Communication Services)*(a)	1,759,756
1,163,900	Weichai Power Co. Ltd., Class H (Industrials)	1,782,537
302,624	Wens Foodstuffs Group Co. Ltd., Class A (Consumer Staples)	1,754,348
94,400	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	1,866,369
2,776,900	Xinyi Solar Holdings Ltd. (Information Technology)	1,754,313
582,069	Yihai International Holding Ltd. (Consumer Staples)*	3,491,515
201,839	Yum China Holdings, Inc. (Consumer Discretionary)	9,169,546

		482,337,262

Colombia – 0.2%
2,527,270	Ecopetrol SA (Energy)	2,021,816
426,825	Interconexion Electrica SA ESP (Utilities)	2,265,600

		4,287,416

Egypt – 0.4%
1,437,095	Commercial International Bank Egypt SAE GDR (Financials)	6,682,492

Common Stocks – (continued)
Greece – 0.2%
314,323	Hellenic Telecommunications Organization SA (Communication Services)	$4,202,242

Hong Kong – 0.8%
4,780,200	Bosideng International Holdings Ltd. (Consumer Discretionary)	1,641,119
1,413,670	Haier Electronics Group Co. Ltd. (Consumer Discretionary)	3,680,610
2,824,201	Sino Biopharmaceutical Ltd. (Health Care)	4,202,771
4,288,324	Sun Art Retail Group Ltd. (Consumer Staples)	4,175,935

		13,700,435

Hungary – 0.3%
228,822	MOL Hungarian Oil & Gas PLC (Energy)	2,243,973
77,305	OTP Bank Nyrt (Financials)	3,088,466

		5,332,439

India – 8.9%
122,075	Asian Paints Ltd. (Materials)	2,762,982
121,693	Avenue Supermarts Ltd. (Consumer Staples)*(b)	2,677,561
327,030	Axis Bank Ltd. (Financials)	3,040,510
97,145	Bajaj Finance Ltd. (Financials)	4,533,637
101,711	Britannia Industries Ltd. (Consumer Staples)	3,848,160
296,400	Cipla Ltd. (Health Care)	1,961,057
596,451	Dabur India Ltd. (Consumer Staples)	3,748,727
95,600	Divi’s Laboratories Ltd. (Health Care)	2,176,077
91,080	Dr. Reddy’s Laboratories Ltd. (Health Care)	3,262,082
412,868	HCL Technologies Ltd. (Information Technology)	6,362,067
83,580	Hero MotoCorp Ltd. (Consumer Discretionary)	3,010,495
876,907	Hindalco Industries Ltd. (Materials)	2,265,105
314,376	Hindustan Unilever Ltd. (Consumer Staples)	8,285,183
407,671	Housing Development Finance Corp. Ltd. (Financials)	12,368,432
503,257	ICICI Bank Ltd. (Financials)	2,887,081
136,178	ICICI Lombard General Insurance Co. Ltd. (Financials)(b)	2,398,693
1,420,948	Infosys Ltd. (Information Technology)	16,215,811
75,100	InterGlobe Aviation Ltd. (Industrials)(b)	1,777,864
968,077	ITC Ltd. (Consumer Staples)	3,330,296
114,861	Larsen & Toubro Ltd. (Industrials)	2,136,528
666,943	Marico Ltd. (Consumer Staples)	3,652,857

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
23,158	Maruti Suzuki India Ltd. (Consumer Discretionary)	$1,985,979
22,824	Nestle India Ltd. (Consumer Staples)	4,115,304
1,141,745	Oil & Natural Gas Corp. Ltd. (Energy)	1,937,885
188,550	Pidilite Industries Ltd. (Materials)	3,637,788
952,558	Power Grid Corp. of India Ltd. (Utilities)	2,674,619
1,076,201	REC Ltd. (Financials)	2,174,029
571,783	Reliance Industries Ltd. (Energy)	9,997,545
390,395	Tata Consultancy Services Ltd. (Information Technology)	12,353,556
391,600	Tata Steel Ltd. (Materials)	1,891,438
325,335	Tech Mahindra Ltd. (Information Technology)	3,160,293
198,271	Titan Co. Ltd. (Consumer Discretionary)	3,068,435
36,294	UltraTech Cement Ltd. (Materials)	2,059,621
250,600	UPL Ltd. (Materials)	1,976,514
1,560,306	Wipro Ltd. (Information Technology)	5,558,826
1,866,900	Yes Bank Ltd. (Financials)	1,567,352

		150,860,389

Indonesia – 1.9%
4,836,688	Astra International Tbk PT (Consumer Discretionary)	2,275,988
3,550,471	Bank Central Asia Tbk PT (Financials)	7,634,076
4,438,118	Bank Mandiri Persero Tbk PT (Financials)	2,268,337
11,997,443	Bank Rakyat Indonesia Persero Tbk PT (Financials)	3,611,497
37,611,643	Barito Pacific Tbk PT (Materials)	2,399,615
3,331,928	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	2,830,436
12,994,100	Perusahaan Gas Negara Tbk PT (Utilities)	1,758,806
16,476,125	Telekomunikasi Indonesia Persero Tbk PT (Communication Services)	5,168,753
1,419,832	Unilever Indonesia Tbk PT (Consumer Staples)	4,889,587

		32,837,095

Mexico – 2.6%
846,356	Alsea SAB de CV (Consumer Discretionary)*(a)	1,802,610
10,415,470	America Movil SAB de CV, Series L (Communication Services)	7,608,992
469,467	Arca Continental SAB de CV (Consumer Staples)	2,456,688
2,018,215	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Financials)	2,561,596

Common Stocks – (continued)
Mexico – (continued)
411,961	Coca-Cola Femsa SAB de CV (Consumer Staples)	2,433,933
597,382	Fomento Economico Mexicano SAB de CV (Consumer Staples)	5,448,647
323,581	Gruma SAB de CV, Class B (Consumer Staples)	3,009,876
2,031,609	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,550,506
578,219	Grupo Financiero Banorte SAB de CV, Class O (Financials)	3,106,748
1,740,073	Grupo Financiero Inbursa SAB de CV, Class O (Financials)	2,147,869
1,215,000	Grupo Televisa SAB, Series CPO (Communication Services)	2,145,776
1,262,400	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)*	2,578,002
2,030,186	Wal-Mart de Mexico SAB de CV (Consumer Staples)	5,739,353

		44,590,596

Peru – 0.2%
17,621	Credicorp Ltd. (Financials)	3,649,662

Philippines – 0.4%
68,679	Globe Telecom, Inc. (Communication Services)	2,678,161
936,720	International Container Terminal Services, Inc. (Industrials)	2,443,578
504,338	Jollibee Foods Corp. (Consumer Discretionary)	2,303,829

		7,425,568

Poland – 1.1%
72,329	Bank Pekao SA (Financials)	1,772,556
76,621	Dino Polska SA (Consumer Staples)*(b)	2,966,883
146,954	Grupa Lotos SA (Energy)	3,186,263
1,655	LPP SA (Consumer Discretionary)	3,095,872
120,173	Polski Koncern Naftowy ORLEN SA (Energy)	2,742,351
249,188	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	2,456,151
221,235	Powszechny Zaklad Ubezpieczen SA (Financials)	2,082,599

		18,302,675

Qatar – 1.3%
1,694,800	Commercial Bank PSQC (The) (Financials)	2,215,212
695,896	Industries Qatar QSC (Industrials)	2,079,041
2,185,498	Masraf Al Rayan QSC (Financials)	2,178,446

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Qatar – (continued)
1,186,634	Ooredoo QPSC (Communication Services)	$2,280,892
384,940	Qatar Fuel QSC (Energy)	2,283,162
693,473	Qatar Islamic Bank (Financials)	3,008,684
1,424,342	Qatar National Bank QPSC (Financials)	7,489,847

		21,535,284

Russia – 4.7%
1,662,547	Alrosa PJSC (Materials)	1,853,452
1,522,360	Gazprom PJSC ADR (Energy)	10,504,284
54,728,489	Inter RAO UES PJSC (Utilities)	3,524,708
185,059	LUKOIL PJSC (Energy)	14,945,297
16,045	MMC Norilsk Nickel PJSC (Materials)	3,875,201
19,864	Novatek PJSC GDR (Energy)	3,851,630
204,200	Polymetal International PLC (Materials)	2,957,334
23,300	Polyus PJSC (Materials)	2,681,146
342,300	Rosneft Oil Co. PJSC (Energy)	2,091,223
855,124	Sberbank of Russia PJSC ADR (Financials)	11,719,474
235,745	Severstal PJSC GDR (Materials)	3,524,388
487,221	Surgutneftegas PJSC ADR (Energy)	2,316,736
520,301	Surgutneftegas PJSC ADR (Energy)	2,136,356
108,872	Tatneft PJSC ADR (Energy)	7,237,810
4,288,981,400	VTB Bank PJSC (Financials)	2,490,537
106,337	X5 Retail Group NV GDR (Consumer Staples)	3,669,284

		79,378,860

Saudi Arabia – 2.0%
287,417	Al Rajhi Bank (Financials)	4,636,129
812,282	Dar Al Arkan Real Estate Development Co. (Real Estate)*	2,503,527
339,276	Etihad Etisalat Co. (Communication Services)*	2,248,754
293,146	National Commercial Bank (Financials)	3,724,213
476,470	National Industrialization Co. (Materials)*	1,735,297
360,900	Riyad Bank (Financials)	2,463,284
289,000	Samba Financial Group (Financials)	2,211,401
91,654	Saudi Basic Industries Corp. (Materials)	2,441,207
652,157	Saudi Electricity Co. (Utilities)	3,564,460
331,000	Saudi Industrial Investment Group (Materials)	1,923,854
654,032	Saudi Kayan Petrochemical Co. (Materials)*	1,830,948
96,800	Saudi Telecom Co. (Communication Services)	2,555,043

Common Stocks – (continued)
Saudi Arabia – (continued)
204,800	Savola Group (The) (Consumer Staples)*	1,706,348

		33,544,465

Singapore – 0.2%
312,973	BOC Aviation Ltd. (Industrials)(b)	2,720,167

South Africa – 5.2%
201,520	Absa Group Ltd. (Financials)(a)	2,039,786
44,344	Anglo American Platinum Ltd. (Materials)(a)	2,718,217
131,186	AngloGold Ashanti Ltd. (Materials)	2,990,613
411,500	Aspen Pharmacare Holdings Ltd. (Health Care)	2,132,876
152,933	Bid Corp. Ltd. (Consumer Staples)	3,273,449
199,484	Bidvest Group Ltd. (The) (Industrials)	2,347,759
33,934	Capitec Bank Holdings Ltd. (Financials)	2,446,980
159,261	Clicks Group Ltd. (Consumer Staples)	2,087,293
1,037,517	FirstRand Ltd. (Financials)(a)	4,099,162
2,002,559	Fortress REIT Ltd., Class A REIT (Real Estate)	2,784,162
294,200	Gold Fields Ltd. (Materials)	1,760,501
1,371,233	Growthpoint Properties Ltd. REIT (Real Estate)	2,077,113
467,697	Investec Ltd. (Financials)	2,466,970
69,410	Kumba Iron Ore Ltd. (Materials)(a)	1,796,443
241,180	Mr Price Group Ltd. (Consumer Discretionary)	2,727,139
253,600	MTN Group Ltd. (Communication Services)	1,713,465
86,213	Naspers Ltd., Class N (Consumer Discretionary)	19,610,601
194,836	Nedbank Group Ltd. (Financials)(a)	2,900,004
2,690,960	Old Mutual Ltd. (Financials)(a)	3,223,747
870,886	Pick n Pay Stores Ltd. (Consumer Staples)	3,315,203
4,742,646	Redefine Properties Ltd. REIT (Real Estate)	2,451,948
171,088	Remgro Ltd. (Financials)	1,934,800
221,910	Shoprite Holdings Ltd. (Consumer Staples)(a)	1,651,345
215,077	SPAR Group Ltd. (The) (Consumer Staples)	2,462,293
342,867	Standard Bank Group Ltd. (Financials)	4,002,740
659,223	Telkom SA SOC Ltd. (Communication Services)	3,456,376

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
271,258	Vodacom Group Ltd. (Communication Services)	$2,059,658
699,587	Woolworths Holdings Ltd. (Consumer Discretionary)(a)	2,542,403

		89,073,046

South Korea – 11.9%
18,025	Amorepacific Corp. (Consumer Staples)	1,934,572
10,500	BGF retail Co. Ltd. (Consumer Staples)	1,764,087
409,418	BNK Financial Group, Inc. (Financials)	2,264,686
166,396	Cheil Worldwide, Inc. (Communication Services)	3,626,712
12,578	CJ CheilJedang Corp. (Consumer Staples)	2,372,816
27,239	Daelim Industrial Co. Ltd. (Industrials)	2,197,111
56,122	DB Insurance Co. Ltd. (Financials)	2,219,396
47,581	Fila Korea Ltd. (Consumer Discretionary)	2,246,962
51,604	GS Holdings Corp. (Energy)	2,044,988
75,746	GS Retail Co. Ltd. (Consumer Staples)	2,420,120
93,970	Hana Financial Group, Inc. (Financials)	2,521,383
46,259	Hotel Shilla Co. Ltd. (Consumer Discretionary)	3,009,461
36,434	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	2,346,214
13,100	Hyundai Glovis Co. Ltd. (Industrials)	1,730,444
16,925	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	3,472,332
47,228	Hyundai Motor Co. (Consumer Discretionary)	5,010,360
226,747	Industrial Bank of Korea (Financials)	2,321,290
76,067	Kangwon Land, Inc. (Consumer Discretionary)	1,774,112
120,470	KB Financial Group, Inc. (Financials)	3,948,532
144,328	Kia Motors Corp. (Consumer Discretionary)	5,207,128
52,500	Korea Aerospace Industries Ltd. (Industrials)	1,703,406
105,347	Korea Electric Power Corp. (Utilities)*	2,222,180
74,400	Korea Gas Corp. (Utilities)	2,398,613
46,000	Korea Investment Holdings Co. Ltd. (Financials)	2,745,758
6,644	Korea Zinc Co. Ltd. (Materials)	2,386,080
35,046	KT&G Corp. (Consumer Staples)	2,951,242

Common Stocks – (continued)
South Korea – (continued)
8,764	LG Chem Ltd. (Materials)	2,391,333
42,355	LG Corp. (Industrials)	2,489,722
68,502	LG Electronics, Inc. (Consumer Discretionary)	3,466,809
6,448	LG Household & Health Care Ltd. (Consumer Staples)	6,276,319
232,946	LG Uplus Corp. (Communication Services)	2,538,607
679,811	Meritz Securities Co. Ltd. (Financials)	2,668,732
20,328	NAVER Corp (Communication Services)	2,458,660
9,342	NCSoft Corp. (Communication Services)	4,141,716
23,590	Orion Corp. (Consumer Staples)	1,754,765
3,841	Ottogi Corp. (Consumer Staples)	1,810,701
12,968	Pearl Abyss Corp. (Communication Services)*	2,084,516
19,041	POSCO (Materials)	3,316,946
44,140	S-1 Corp. (Industrials)	3,680,611
24,591	Samsung C&T Corp. (Industrials)	1,754,107
23,343	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	1,717,120
1,463,619	Samsung Electronics Co. Ltd. (Information Technology)	53,167,584
10,912	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	2,063,032
45,845	Samsung Life Insurance Co. Ltd. (Financials)	2,581,324
11,138	Samsung SDI Co. Ltd. (Information Technology)	2,294,267
12,731	Samsung SDS Co. Ltd. (Information Technology)	2,060,083
78,262	Samsung Securities Co. Ltd. (Financials)	2,280,824
122,667	Shinhan Financial Group Co. Ltd. (Financials)	4,126,877
173,278	SK Hynix, Inc. (Information Technology)	11,072,625
25,064	SK Telecom Co. Ltd. (Communication Services)	4,955,895
51,840	Woongjin Coway Co. Ltd. (Consumer Discretionary)	3,603,656
294,393	Woori Financial Group, Inc. (Financials)	2,892,282

		202,489,098

Taiwan – 12.5%
436,429	Advantech Co. Ltd. (Information Technology)	3,709,855
1,429,117	ASE Technology Holding Co. Ltd. (Information Technology)	3,248,614
2,325,855	Cathay Financial Holding Co. Ltd. (Financials)	2,973,037

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
1,076,536	Chailease Holding Co. Ltd. (Financials)	$4,267,072
3,824,049	Chang Hwa Commercial Bank Ltd. (Financials)	2,459,274
921,800	Chicony Electronics Co. Ltd. (Information Technology)	2,588,435
8,598,129	China Development Financial Holding Corp. (Financials)	2,488,284
4,303,200	China Steel Corp. (Materials)	3,171,572
1,189,308	Chunghwa Telecom Co. Ltd. (Communication Services)	4,127,175
4,510,379	Compal Electronics, Inc. (Information Technology)	2,577,565
5,953,267	CTBC Financial Holding Co. Ltd. (Financials)	3,857,019
727,136	Delta Electronics, Inc. (Information Technology)	3,391,449
4,135,774	E.Sun Financial Holding Co. Ltd. (Financials)	3,324,683
881,153	Far EasTone Telecommunications Co. Ltd. (Communication Services)	2,053,499
916,672	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	5,968,145
4,163,207	First Financial Holding Co. Ltd. (Financials)	2,849,696
909,382	Formosa Chemicals & Fibre Corp. (Materials)	2,550,670
576,097	Formosa Plastics Corp. (Materials)	1,725,907
1,166,708	Foxconn Technology Co. Ltd. (Information Technology)	2,354,960
1,996,020	Fubon Financial Holding Co. Ltd. (Financials)	2,773,839
239,908	Giant Manufacturing Co. Ltd. (Consumer Discretionary)	1,668,892
185,800	Globalwafers Co. Ltd. (Information Technology)	1,703,610
2,041,351	Hon Hai Precision Industry Co. Ltd. (Information Technology)	4,822,294
3,612,527	Hua Nan Financial Holdings Co. Ltd. (Financials)	2,294,489
3,969,290	Inventec Corp. (Information Technology)	2,716,961
22,678	Largan Precision Co. Ltd. (Information Technology)	2,808,577
1,962,934	Lite-On Technology Corp. (Information Technology)	3,124,696
322,100	MediaTek, Inc. (Information Technology)	3,768,601
2,958,276	Mega Financial Holding Co. Ltd. (Financials)	2,707,750
1,092,922	Nan Ya Plastics Corp. (Materials)	2,393,920
306,035	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	2,679,389

Common Stocks – (continued)
Taiwan – (continued)
1,012,600	Powertech Technology, Inc. (Information Technology)	2,421,084
608,238	President Chain Store Corp. (Consumer Staples)	5,654,425
1,064,022	Quanta Computer, Inc. (Information Technology)	1,913,952
270,445	Realtek Semiconductor Corp. (Information Technology)	1,851,184
2,012,646	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	3,255,091
5,443,498	SinoPac Financial Holdings Co Ltd. (Financials)	2,053,660
1,533,859	Standard Foods Corp. (Consumer Staples)	3,037,441
2,375,700	Synnex Technology International Corp. (Information Technology)	2,798,500
6,032,336	Taishin Financial Holding Co. Ltd. (Financials)	2,573,489
11,307,028	Taiwan Business Bank (Financials)	4,427,776
4,089,828	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	2,604,157
2,722,311	Taiwan High Speed Rail Corp. (Industrials)	3,284,801
829,144	Taiwan Mobile Co. Ltd. (Communication Services)	2,956,515
7,158,332	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	59,026,042
3,089,919	Uni-President Enterprises Corp. (Consumer Staples)	7,535,428
5,232,557	United Microelectronics Corp. (Information Technology)	2,240,621
4,038,698	Wistron Corp. (Information Technology)	3,201,642
2,117,350	WPG Holdings Ltd. (Information Technology)	2,679,550
219,424	Yageo Corp. (Information Technology)	1,585,777
4,068,781	Yuanta Financial Holding Co. Ltd. (Financials)	2,338,157
698,885	Zhen Ding Technology Holding Ltd. (Information Technology)	2,581,046

		213,170,267

Thailand – 3.0%
592,716	Advanced Info Service PCL NVDR (Communication Services)	4,497,837
1,547,500	Airports of Thailand PCL NVDR (Industrials)	3,644,452
7,504,300	Bangkok Expressway & Metro PCL NVDR (Industrials)	2,749,142

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
8,741,300	BTS Group Holdings PCL NVDR (Industrials)	$3,859,925
433,900	Bumrungrad Hospital PCL NVDR (Health Care)	1,965,660
2,035,377	CP ALL PCL NVDR (Consumer Staples)	5,592,335
302,102	Electricity Generating PCL NVDR (Utilities)	3,320,182
513,300	Gulf Energy Development PCL NVDR (Utilities)	2,434,492
7,165,300	Home Product Center PCL NVDR (Consumer Discretionary)	4,218,673
437,000	Kasikornbank PCL (Financials)	2,287,023
1,251,600	Muangthai Capital PCL NVDR (Financials)	2,251,631
578,400	PTT Exploration & Production PCL NVDR (Energy)	2,355,411
1,055,100	PTT Global Chemical PCL NVDR (Materials)	1,837,732
3,057,370	PTT PCL NVDR (Energy)	4,425,174
1,352,900	Ratch Group PCL NVDR (Utilities)	3,252,536
3,995,400	Thai Union Group PCL NVDR (Consumer Staples)	2,273,938

		50,966,143

Turkey – 0.5%
516,908	BIM Birlesik Magazalar AS (Consumer Staples)	4,171,639
1,813,621	Haci Omer Sabanci Holding AS (Financials)	2,729,965
558,900	KOC Holding AS (Industrials)	1,677,779

		8,579,383

United Arab Emirates – 0.7%
952,397	Abu Dhabi Commercial Bank PJSC (Financials)	2,253,197
122,800	DP World PLC (Industrials)	1,719,200
1,494,258	Dubai Islamic Bank PJSC (Financials)	2,082,845
624,405	Emirates Telecommunications Group Co. PJSC (Communication Services)	2,872,860
737,935	First Abu Dhabi Bank PJSC (Financials)	3,065,730

		11,993,832

United States – 0.4%
837,362	JBS SA (Consumer Staples)	6,006,343

TOTAL COMMON STOCKS
(Cost $1,408,380,036)		$1,620,273,123

Shares	Description	Rate	Value

Preferred Stocks – 3.9%
Brazil – 2.4%
1,288,528	Banco Bradesco SA (Financials)	3.14%	$10,274,672
122,623	Cia Brasileira de Distribuicao (Consumer Staples)	1.86	2,598,342
492,200	Cia Energetica de Minas Gerais (Utilities)	3.99	1,758,112
1,730,477	Itau Unibanco Holding SA (Financials)	5.15	14,213,346
1,068,235	Itausa – Investimentos Itau SA (Financials)	5.93	3,177,147
978,093	Petroleo Brasileiro SA (Energy)	4.49	6,035,858
241,825	Telefonica Brasil SA (Communication Services)	9.96	3,140,881

			41,198,358

Chile – 0.1%
657,618	Embotelladora Andina SA, Class B (Consumer Staples)	4.28	2,038,408

Colombia – 0.2%
238,965	Bancolombia SA, Class Preference (Financials)	2.48	2,982,004

Russia – 0.2%
1,145	Transneft PJSC (Energy)	7.02	2,585,269

South Korea – 1.0%
34,935	Amorepacific Corp. (Consumer Staples)	1.52	2,082,400
8,661	LG Household & Health Care Ltd. (Consumer Staples)	1.25	5,191,237
334,288	Samsung Electronics Co. Ltd. (Information Technology)	3.91	10,170,083

			17,443,720

TOTAL PREFERRED STOCKS
(Cost $57,613,434)			$66,247,759

Exchange-Traded Fund – 0.7%
United States – 0.7%
404,221	iShares MSCI Malaysia ETF(a)
(Cost $12,334,853)			$11,285,850

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Units	Description	Expiration Month	Value

Rights – 0.0%
Taiwan – 0.0%
162,548	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)*	10/19	$—
199,072	WPG Holdings Ltd. (Information Technology)*	09/19	—

TOTAL RIGHTS
(Cost $0)			$—

Principal Amount		Interest Rate	Value

Foreign Corporate Debt – 0.0%
India – 0.0%
$3,033,330	Britannia Industries Ltd., 08/28/22 (Consumer Staples)*
(Cost $772)		8.00%	$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,478,329,095)			$1,697,806,732

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.0%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
16,175,855	2.045%	$16,175,855
(Cost $16,175,855)

TOTAL INVESTMENTS – 100.9%
(Cost $1,494,504,950)		$1,713,982,587

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(14,781,501)

NET ASSETS – 100.0%		$1,699,201,086

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 98.7%
Australia – 0.8%
2,846	BHP Group PLC (Materials)	$61,452
1,812	Rio Tinto PLC (Materials)	91,569

		153,021

Austria – 0.3%
351	ANDRITZ AG (Industrials)	12,385
140	Erste Group Bank AG (Financials)*	4,513
83	OMV AG (Energy)	4,242
709	Raiffeisen Bank International AG (Financials)	15,526
440	Verbund AG (Utilities)	26,238

		62,904

Belgium – 1.5%
713	Ageas (Financials)	38,239
1,008	Anheuser-Busch InBev SA/NV (Consumer Staples)	95,687
724	Colruyt SA (Consumer Staples)	37,130
181	Groupe Bruxelles Lambert SA (Financials)	16,935
230	KBC Group NV (Financials)	13,333
580	Proximus SADP (Communication Services)	17,175
123	Solvay SA (Materials)	12,424
213	Telenet Group Holding NV (Communication Services)	10,635
476	UCB SA (Health Care)	35,614

		277,172

Denmark – 3.7%
64	AP Moller – Maersk A/S, Class A (Industrials)	63,852
62	AP Moller – Maersk A/S, Class B (Industrials)	66,097
528	Carlsberg A/S, Class B (Consumer Staples)	78,101
137	Chr Hansen Holding A/S (Materials)	11,534
499	Coloplast A/S, Class B (Health Care)	59,550
1,195	Danske Bank A/S (Financials)	15,744
321	Demant A/S (Health Care)*	9,743
244	DSV A/S (Industrials)	24,232
537	H Lundbeck A/S (Health Care)	19,590
248	ISS A/S (Industrials)	6,306
3,739	Novo Nordisk A/S, Class B (Health Care)	194,554
262	Novozymes A/S, Class B (Materials)	11,195
508	Orsted A/S (Utilities)(a)	48,605
561	Pandora A/S (Consumer Discretionary)	23,946
1,052	Tryg A/S (Financials)	31,511
234	Vestas Wind Systems A/S (Industrials)	17,229

		681,789

Finland – 1.2%
350	Elisa OYJ (Communication Services)	17,638
476	Fortum OYJ (Utilities)	10,489
377	Kone OYJ, Class B (Industrials)	21,838
477	Neste OYJ (Energy)	15,044
5,394	Nokia OYJ (Information Technology)	26,728

Common Stocks – (continued)
Finland – (continued)
1,589	Nordea Bank Abp (Financials)	9,932
49	Nordea Bank Abp (Financials)	306
2,092	Orion OYJ, Class B (Health Care)	77,800
499	Sampo OYJ, Class A (Financials)	19,860
682	UPM-Kymmene OYJ (Materials)	18,416

		218,051

France – 18.1%
356	Accor SA (Consumer Discretionary)	15,392
63	Aeroports de Paris (Industrials)	10,899
516	Air Liquide SA (Materials)	71,968
550	Airbus SE (Industrials)	75,917
331	Alstom SA (Industrials)	14,169
207	Arkema SA (Materials)	18,182
1,291	Atos SE (Information Technology)	97,928
3,254	AXA SA (Financials)	74,787
361	BioMerieux (Health Care)	29,399
2,126	BNP Paribas SA (Financials)	96,074
13,280	Bollore SA (Industrials)	56,480
206	Bouygues SA (Industrials)	7,838
625	Bureau Veritas SA (Industrials)	14,977
524	Capgemini SE (Information Technology)	62,986
1,809	Carrefour SA (Consumer Staples)	30,878
422	Casino Guichard Perrachon SA (Consumer Staples)(b)	17,799
659	Cie de Saint-Gobain (Industrials)	23,818
176	Cie Generale des Etablissements Michelin (Consumer Discretionary)	18,529
2,307	CNP Assurances (Financials)	41,970
178	Covivio REIT (Real Estate)	18,975
4,650	Credit Agricole SA (Financials)	53,205
1,349	Danone SA (Consumer Staples)	121,016
11	Dassault Aviation SA (Industrials)	15,675
318	Dassault Systemes (Information Technology)	44,878
586	Edenred (Industrials)	28,588
711	Eiffage SA (Industrials)	73,789
1,285	Electricite de France SA (Utilities)	15,658
2,475	Engie SA (Utilities)	37,681
442	EssilorLuxottica SA (Consumer Discretionary)	65,347
274	Eurazeo SE (Financials)	18,150
368	Faurecia (Consumer Discretionary)	16,109
118	Gecina SA REIT (Real Estate)	18,738
1,513	Getlink SE (Industrials)	21,327
186	Hermes International (Consumer Discretionary)	127,201
167	ICADE REIT (Real Estate)	14,795
197	Ingenico Group SA (Information Technology)	19,569
604	Ipsen SA (Health Care)	63,589
116	Kering (Consumer Discretionary)	56,259
387	Klepierre SA REIT (Real Estate)	11,831
610	Legrand SA (Industrials)	43,141
624	L’Oreal SA (Consumer Staples)	170,833

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
512	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	$204,336
10,775	Natixis SA (Financials)	41,792
1,767	Orange SA (Communication Services)	26,854
350	Pernod Ricard SA (Consumer Staples)	66,950
3,183	Peugeot SA (Consumer Discretionary)	71,262
478	Publicis Groupe SA (Communication Services)	22,961
110	Remy Cointreau SA (Consumer Staples)*	16,644
502	Safran SA (Industrials)	73,056
2,160	Sanofi (Health Care)	185,824
190	Sartorius Stedim Biotech (Health Care)	29,461
908	Schneider Electric SE (Industrials)	76,155
427	SCOR SE (Financials)	17,065
222	SEB SA (Consumer Discretionary)	34,594
222	Societe BIC SA (Industrials)	14,204
1,817	Societe Generale SA (Financials)	46,132
148	Sodexo SA (Consumer Discretionary)	16,804
3,653	Suez (Utilities)	56,823
151	Teleperformance (Industrials)	33,025
148	Thales SA (Industrials)	17,138
3,848	TOTAL SA (Energy)	192,345
750	Ubisoft Entertainment SA (Communication Services)*	60,591
83	Unibail-Rodamco-Westfield REIT (Real Estate)	10,886
661	Valeo SA (Consumer Discretionary)	18,082
1,338	Veolia Environnement SA (Utilities)	32,048
813	Vinci SA (Industrials)	89,084
1,073	Vivendi SA (Communication Services)	30,049
63	Wendel SA (Financials)	8,846
354	Worldline SA (Information Technology)*(a)	24,482

		3,353,837

Germany – 12.5%
686	adidas AG (Consumer Discretionary)	203,747
715	Allianz SE (Financials)	157,872
2,156	Aroundtown SA (Real Estate)	17,964
255	Axel Springer SE (Communication Services)	17,692
1,088	BASF SE (Materials)	72,105
1,732	Bayer AG (Health Care)	128,442
266	Bayerische Motoren Werke AG (Consumer Discretionary)	17,813
603	Beiersdorf AG (Consumer Staples)	76,034
757	Brenntag AG (Industrials)	36,539
120	Carl Zeiss Meditec AG (Health Care)	13,863
674	Commerzbank AG (Financials)	3,829
86	Continental AG (Consumer Discretionary)	10,395
908	Covestro AG (Materials)(a)	41,187
536	Daimler AG (Consumer Discretionary)	25,208
379	Deutsche Boerse AG (Financials)	55,824
1,137	Deutsche Lufthansa AG (Industrials)	17,505
3,108	Deutsche Post AG (Industrials)	102,338

Common Stocks – (continued)
Germany – (continued)
5,266	Deutsche Telekom AG (Communication Services)	88,008
481	Deutsche Wohnen SE (Real Estate)	17,088
2,769	E.ON SE (Utilities)	25,782
385	Evonik Industries AG (Materials)	9,828
127	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	10,626
145	Fresenius Medical Care AG & Co KGaA (Health Care)	9,773
291	Fresenius SE & Co KGaA (Health Care)	14,152
243	Hannover Rueck SE (Financials)	38,749
708	HeidelbergCement AG (Materials)	49,151
183	Henkel AG & Co KGaA (Consumer Staples)	16,939
183	HOCHTIEF AG (Industrials)	19,941
1,289	HUGO BOSS AG (Consumer Discretionary)	71,941
1,010	Infineon Technologies AG (Information Technology)	17,516
712	Innogy SE (Utilities)(a)	35,511
212	KION Group AG (Industrials)	10,270
374	Knorr-Bremse AG (Industrials)	35,005
451	Merck KGaA (Health Care)	48,306
1,130	METRO AG (Consumer Staples)	17,521
133	MTU Aero Engines AG (Industrials)	36,368
219	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	52,552
1,186	Puma SE (Consumer Discretionary)	90,185
3,034	RWE AG (Utilities)	86,570
1,740	SAP SE (Information Technology)	208,097
1,058	Siemens AG (Industrials)	105,968
279	Siemens Healthineers AG (Health Care)(a)	10,972
290	Symrise AG (Materials)	27,120
1,622	Telefonica Deutschland Holding AG (Communication Services)	4,137
1,124	Uniper SE (Utilities)	34,126
38	Volkswagen AG (Consumer Discretionary)	6,212
758	Vonovia SE (Real Estate)	37,814
88	Wirecard AG (Information Technology)	14,062
1,624	Zalando SE (Consumer Discretionary)*(a)	80,479

		2,329,126

Ireland – 0.7%
1,001	Bank of Ireland Group PLC (Financials)	3,816
1,113	CRH PLC (Materials)	37,114
280	Kerry Group PLC, Class A (Consumer Staples)	33,394
2,075	Smurfit Kappa Group PLC (Materials)	64,120

		138,444

Italy – 4.2%
3,598	Assicurazioni Generali SpA (Financials)	65,259
852	Atlantia SpA (Industrials)	20,801
2,513	Davide Campari-Milano SpA (Consumer Staples)	23,593

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
12,988	Enel SpA (Utilities)	$94,314
4,261	Eni SpA (Energy)	64,192
314	Ferrari NV (Consumer Discretionary)	49,518
1,777	FinecoBank Banca Fineco SpA (Financials)	18,352
13,827	Intesa Sanpaolo SpA (Financials)	30,350
1,512	Leonardo SpA (Industrials)	18,533
973	Mediobanca Banca di Credito Finanziario SpA (Financials)	9,654
2,285	Moncler SpA (Consumer Discretionary)	85,783
4,433	Poste Italiane SpA (Financials)(a)	47,705
684	Prysmian SpA (Industrials)	14,994
1,028	Recordati SpA (Health Care)	45,125
6,549	Snam SpA (Utilities)	33,168
85,165	Telecom Italia SpA (Communication Services)*	45,431
88,406	Telecom Italia SpA-RSP (Communication Services)	45,106
4,600	Terna Rete Elettrica Nazionale SpA (Utilities)	28,925
2,772	UniCredit SpA (Financials)	30,710

		771,513

Luxembourg – 0.5%
5,837	ArcelorMittal (Materials)	84,156
142	RTL Group SA (Communication Services)(b)	6,627
520	SES SA (Communication Services)	8,392

		99,175

Netherlands – 7.2%
479	ABN AMRO Bank NV (Financials)(a)	8,537
7	Adyen NV (Information Technology)*(a)	5,078
8,951	Aegon NV (Financials)	34,136
335	Akzo Nobel NV (Materials)	30,056
467	ASML Holding NV (Information Technology)	104,014
796	EXOR NV (Financials)	53,911
632	Heineken Holding NV (Consumer Staples)	62,604
505	Heineken NV (Consumer Staples)	53,811
5,592	ING Groep NV (Financials)	53,558
5,496	Koninklijke Ahold Delhaize NV (Consumer Staples)	128,827
334	Koninklijke DSM NV (Materials)	41,600
5,260	Koninklijke KPN NV (Communication Services)	16,683
2,308	Koninklijke Philips NV (Health Care)	109,000
301	Koninklijke Vopak NV (Energy)	14,373
1,731	NN Group NV (Financials)	58,065
672	NXP Semiconductors NV (Information Technology)	68,638
1,324	Randstad NV (Industrials)	61,894
7,436	Royal Dutch Shell PLC, Class A (Energy)	206,068
5,938	Royal Dutch Shell PLC, Class B (Energy)	163,796
919	Wolters Kluwer NV (Industrials)	66,309

		1,340,958

Common Stocks – (continued)
Norway – 1.1%
1,017	DNB ASA (Financials)	16,406
847	Equinor ASA (Energy)	14,492
2,126	Gjensidige Forsikring ASA (Financials)	41,078
1,474	Mowi ASA (Consumer Staples)	35,287
1,145	Orkla ASA (Consumer Staples)	10,502
2,145	Schibsted ASA, Class B (Communication Services)	62,186
1,311	Telenor ASA (Communication Services)	26,936
118	Yara International ASA (Materials)	5,122

		212,009

Portugal – 0.7%
15,126	EDP – Energias de Portugal SA (Utilities)	57,269
704	Galp Energia SGPS SA (Energy)	10,125
3,895	Jeronimo Martins SGPS SA (Consumer Staples)(b)	64,383

		131,777

Russia – 0.2%
7,339	Evraz PLC (Materials)	44,358

South Africa – 0.5%
2,952	Anglo American PLC (Materials)	63,784
3,995	Investec PLC (Financials)	20,551

		84,335

Spain – 4.4%
1,275	ACS Actividades de Construccion y Servicios SA (Industrials)	48,259
190	Aena SME SA (Industrials)(a)	34,315
954	Amadeus IT Group SA (Information Technology)	71,188
8,149	Banco Bilbao Vizcaya Argentaria SA (Financials)	38,669
27,191	Banco de Sabadell SA (Financials)	23,320
23,724	Banco Santander SA (Financials)	89,874
1,456	Bankinter SA (Financials)	8,495
426	Cellnex Telecom SA (Communication Services)*(a)	17,076
879	Enagas SA (Utilities)	19,220
1,170	Endesa SA (Utilities)	30,111
1,164	Ferrovial SA (Industrials)	33,162
405	Grifols SA (Health Care)	12,845
10,243	Iberdrola SA (Utilities)	105,492
2,973	Industria de Diseno Textil SA (Consumer Discretionary)	92,065
5,914	Mapfre SA (Financials)	15,422
1,088	Naturgy Energy Group SA (Utilities)	28,516
958	Red Electrica Corp. SA (Utilities)	19,122
6,493	Repsol SA (Energy)	94,529
4,905	Telefonica SA (Communication Services)	34,036

		815,716

Sweden – 3.7%
247	Alfa Laval AB (Industrials)	4,551
1,497	Assa Abloy AB, Class B (Industrials)	31,278

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
919	Atlas Copco AB, Class A (Industrials)	$27,467
637	Atlas Copco AB, Class B (Industrials)	16,986
532	Electrolux AB, Series B (Consumer Discretionary)	11,907
721	Epiroc AB, Class A (Industrials)	7,477
637	Epiroc AB, Class B (Industrials)	6,317
832	Essity AB, Class B (Consumer Staples)	25,969
5,487	Hennes & Mauritz AB, Class B (Consumer Discretionary)	105,177
437	Hexagon AB, Class B (Information Technology)	19,429
902	Husqvarna AB, Class B (Consumer Discretionary)	6,999
442	ICA Gruppen AB (Consumer Staples)	21,693
913	Industrivarden AB, Class C (Financials)	19,113
856	Investor AB, Class B (Financials)	40,169
401	Kinnevik AB, Class B (Financials)	10,934
412	L E Lundbergforetagen AB, Class B (Financials)	15,443
1,737	Sandvik AB (Industrials)	24,930
1,569	Securitas AB, Class B (Industrials)	23,511
2,724	Skandinaviska Enskilda Banken AB, Class A (Financials)	23,432
3,301	Skanska AB, Class B (Industrials)	61,901
477	SKF AB, Class B (Industrials)	7,702
2,087	Svenska Handelsbanken AB, Class A (Financials)	18,383
1,631	Swedish Match AB (Consumer Staples)	64,031
415	Tele2 AB, Class B (Communication Services)	5,859
6,120	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	47,715
4,841	Telia Co. AB (Communication Services)	21,207
1,302	Volvo AB, Class B (Industrials)	17,990

		687,570

Switzerland – 15.3%
1,411	ABB Ltd. (Industrials)	26,738
579	Adecco Group AG (Industrials)	30,464
614	Alcon, Inc. (Health Care)*	37,419
171	Baloise Holding AG (Financials)	29,155
16	Barry Callebaut AG (Consumer Staples)	32,729
6	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	44,419
589	Cie Financiere Richemont SA (Consumer Discretionary)	45,718
268	Clariant AG (Materials)*	4,935
1,488	Coca-Cola HBC AG (Consumer Staples)*	49,472
2,401	Credit Suisse Group AG (Financials)*	28,064
535	Dufry AG (Consumer Discretionary)*	43,386
24	EMS-Chemie Holding AG (Materials)	14,275
45	Geberit AG (Industrials)	20,470
17	Givaudan SA (Materials)	45,977
33,225	Glencore PLC (Materials)*	95,877
114	Julius Baer Group Ltd. (Financials)*	4,508

Common Stocks – (continued)
Switzerland – (continued)
644	Kuehne + Nagel International AG (Industrials)	93,757
937	LafargeHolcim Ltd. (Materials)*	44,291
126	Lonza Group AG (Health Care)*	44,545
5,621	Nestle SA (Consumer Staples)	630,584
3,927	Novartis AG (Health Care)	353,269
239	Pargesa Holding SA (Financials)	17,476
118	Partners Group Holding AG (Financials)	95,717
1,462	Roche Holding AG (Health Care)	399,835
66	Schindler Holding AG (Industrials)	14,968
89	Schindler Holding AG Participation Certificates (Industrials)	20,328
38	SGS SA (Industrials)	93,325
125	Sika AG (Materials)	17,952
117	Sonova Holding AG (Health Care)	27,161
2,254	STMicroelectronics NV (Information Technology)	40,026
72	Straumann Holding AG (Health Care)	56,439
77	Swatch Group AG (The) – Bearer (Consumer Discretionary)	20,864
293	Swatch Group AG (The) – Registered (Consumer Discretionary)	14,969
111	Swiss Life Holding AG (Financials)	52,648
228	Swiss Prime Site AG (Real Estate)*	22,697
464	Swiss Re AG (Financials)	44,625
59	Swisscom AG (Communication Services)	29,463
246	Temenos AG (Information Technology)*	41,222
3,600	UBS Group AG (Financials)*	38,021
207	Zurich Insurance Group AG (Financials)	73,683

		2,841,471

United Kingdom – 21.4%
3,768	3i Group PLC (Financials)	50,317
4,010	Admiral Group PLC (Financials)	104,850
248	Ashtead Group PLC (Industrials)	6,859
964	Associated British Foods PLC (Consumer Staples)	26,662
2,113	AstraZeneca PLC (Health Care)	188,315
19,072	Auto Trader Group PLC (Communication Services)(a)	123,474
17,749	Aviva PLC (Financials)	76,541
2,089	BAE Systems PLC (Industrials)	13,881
22,282	Barclays PLC (Financials)	37,068
3,477	Barratt Developments PLC (Consumer Discretionary)	26,779
862	Berkeley Group Holdings PLC (Consumer Discretionary)	41,120
30,446	BP PLC (Energy)	185,467
2,946	British American Tobacco PLC (Consumer Staples)	103,328
2,270	British Land Co. PLC (The) REIT (Real Estate)	14,094
8,677	BT Group PLC (Communication Services)	17,504
925	Bunzl PLC (Industrials)	22,677
4,035	Burberry Group PLC (Consumer Discretionary)	106,340

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
19,257	Centrica PLC (Utilities)	$16,346
506	CNH Industrial NV (Industrials)	5,210
866	Coca-Cola European Partners PLC (Consumer Staples)	48,790
2,450	Compass Group PLC (Consumer Discretionary)	62,151
469	Croda International PLC (Materials)	26,856
272	DCC PLC (Industrials)	23,135
4,067	Diageo PLC (Consumer Staples)	173,528
4,060	Direct Line Insurance Group PLC (Financials)	13,998
2,974	Experian PLC (Industrials)	91,199
494	Fiat Chrysler Automobiles NV (Consumer Discretionary)	6,440
9,587	GlaxoSmithKline PLC (Health Care)	199,838
1,335	Halma PLC (Information Technology)	31,915
4,009	Hargreaves Lansdown PLC (Financials)	91,691
30,216	HSBC Holdings PLC (Financials)	217,627
1,041	Imperial Brands PLC (Consumer Staples)	26,934
2,406	Informa PLC (Communication Services)	25,492
1,058	InterContinental Hotels Group PLC (Consumer Discretionary)	66,035
351	Intertek Group PLC (Industrials)	23,203
9,477	J Sainsbury PLC (Consumer Staples)	22,633
5,924	John Wood Group PLC (Energy)	27,192
168	Johnson Matthey PLC (Materials)	5,954
6,419	Kingfisher PLC (Consumer Discretionary)	15,201
1,636	Land Securities Group PLC REIT (Real Estate)	15,449
12,446	Legal & General Group PLC (Financials)	33,286
67,128	Lloyds Banking Group PLC (Financials)	40,737
645	London Stock Exchange Group PLC (Financials)	54,625
34,761	Marks & Spencer Group PLC (Consumer Discretionary)	81,387
1,631	Meggitt PLC (Industrials)	12,295
2,523	Merlin Entertainments PLC (Consumer Discretionary)(a)	13,879
1,242	Micro Focus International PLC (Information Technology)	16,771
819	Mondi PLC (Materials)	15,929
4,378	National Grid PLC (Utilities)	45,773
1,162	Next PLC (Consumer Discretionary)	84,003
2,363	Ocado Group PLC (Consumer Discretionary)*	37,282
3,483	Pearson PLC (Communication Services)	35,266
784	Persimmon PLC (Consumer Discretionary)	18,165
2,854	Prudential PLC (Financials)	47,548
584	Reckitt Benckiser Group PLC (Consumer Staples)	45,511
3,013	RELX PLC (Industrials)	72,158
2,337	Rentokil Initial PLC (Industrials)	12,813
1,174	Rolls-Royce Holdings PLC (Industrials)*	11,026
2,710	Royal Bank of Scotland Group PLC (Financials)	6,121
2,310	RSA Insurance Group PLC (Financials)	14,724

Common Stocks – (continued)
United Kingdom – (continued)
8,146	Sage Group PLC (The) (Information Technology)	69,504
381	Schroders PLC (Financials)	12,667
4,319	Segro PLC REIT (Real Estate)	41,290
655	Severn Trent PLC (Utilities)	16,520
3,915	Smith & Nephew PLC (Health Care)	93,689
1,134	Smiths Group PLC (Industrials)	23,056
161	Spirax-Sarco Engineering PLC (Industrials)	15,735
1,332	SSE PLC (Utilities)	18,671
902	St James’s Place PLC (Financials)	10,082
1,743	Standard Chartered PLC (Financials)	13,203
6,695	Standard Life Aberdeen PLC (Financials)	20,327
7,511	Taylor Wimpey PLC (Consumer Discretionary)	13,350
26,121	Tesco PLC (Consumer Staples)	69,731
2,650	Unilever NV (Consumer Staples)	164,710
2,203	Unilever PLC (Consumer Staples)	139,405
1,679	United Utilities Group PLC (Utilities)	16,644
42,494	Vodafone Group PLC (Communication Services)	80,339
167	Whitbread PLC (Consumer Discretionary)	8,894
12,350	Wm Morrison Supermarkets PLC (Consumer Staples)	27,464
2,572	WPP PLC (Communication Services)	30,390

		3,967,063

United States – 0.7%
92	Carnival PLC (Consumer Discretionary)	3,863
1,378	Ferguson PLC (Industrials)	101,430
803	QIAGEN NV (Health Care)*	27,953

		133,246

TOTAL COMMON STOCKS
(Cost $20,171,026)		$18,343,535

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
125	Bayerische Motoren Werke AG (Consumer Discretionary)	7.22%	$6,731
853	FUCHS PETROLUB SE (Materials)	2.99	29,853
229	Henkel AG & Co KGaA (Consumer Staples)	2.01	22,974
102	Porsche Automobil Holding SE (Consumer Discretionary)	3.86	6,410
85	Sartorius AG (Health Care)	0.34	17,027
128	Volkswagen AG (Consumer Discretionary)	3.33	20,594

TOTAL PREFERRED STOCKS
(Cost $134,079)			$103,589

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $20,305,105)			$18,447,124

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
41,424	2.045%	$41,424
(Cost $41,424)

TOTAL INVESTMENTS – 99.5%
(Cost $20,346,529)		$18,488,548

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		95,935

NET ASSETS – 100.0%		$18,584,483

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.3%
Australia – 6.4%
29,888	AGL Energy Ltd. (Utilities)	$381,798
44,308	APA Group (Utilities)	328,676
44,164	Aristocrat Leisure Ltd. (Consumer Discretionary)	885,226
22,833	ASX Ltd. (Financials)	1,327,770
131,718	Aurizon Holdings Ltd. (Industrials)	524,483
489,205	AusNet Services (Utilities)	593,283
186,450	Australia & New Zealand Banking Group Ltd. (Financials)	3,359,097
145,283	Bank of Queensland Ltd. (Financials)	897,600
215,967	Bendigo & Adelaide Bank Ltd. (Financials)	1,626,777
183,478	BHP Group Ltd. (Materials)	4,486,108
108,083	BHP Group PLC (Materials)	2,333,781
417,901	BlueScope Steel Ltd. (Materials)	3,516,695
124,440	Brambles Ltd. (Industrials)	947,408
73,231	CIMIC Group Ltd. (Industrials)	1,529,521
84,455	Coca-Cola Amatil Ltd. (Consumer Staples)	618,520
34,713	Cochlear Ltd. (Health Care)	5,098,559
320,665	Coles Group Ltd. (Consumer Staples)	2,990,105
141,421	Commonwealth Bank of Australia (Financials)	7,532,074
36,029	Computershare Ltd. (Information Technology)	373,342
36,301	CSL Ltd. (Health Care)	5,891,150
120,734	Dexus REIT (Real Estate)	1,049,345
102,959	Flight Centre Travel Group Ltd. (Consumer Discretionary)	3,226,335
68,770	Fortescue Metals Group Ltd. (Materials)(a)	370,670
136,228	Goodman Group REIT (Real Estate)	1,332,698
265,883	GPT Group (The) REIT (Real Estate)	1,144,696
181,910	Harvey Norman Holdings Ltd. (Consumer Discretionary)(a)	536,821
398,378	Incitec Pivot Ltd. (Materials)	861,587
116,431	Insurance Australia Group Ltd. (Financials)	632,270
27,805	Macquarie Group Ltd. (Financials)	2,319,971
51,617	Magellan Financial Group Ltd. (Financials)	1,764,583
464,223	Medibank Pvt Ltd. (Financials)	1,138,484
297,194	Mirvac Group REIT (Real Estate)	638,748
143,159	National Australia Bank Ltd. (Financials)	2,638,964
37,240	Newcrest Mining Ltd. (Materials)	928,347
83,106	Oil Search Ltd. (Energy)	371,791
340,611	Origin Energy Ltd. (Energy)	1,750,983
108,397	QBE Insurance Group Ltd. (Financials)	915,097
8,878	Ramsay Health Care Ltd. (Health Care)	392,629
27,083	REA Group Ltd. (Communication Services)(a)	1,907,012
18,045	Rio Tinto Ltd. (Materials)	1,064,782
68,193	Rio Tinto PLC (Materials)	3,446,113

Common Stocks – (continued)
Australia – (continued)
177,044	Santos Ltd. (Energy)	860,033
228,312	Scentre Group REIT (Real Estate)	621,454
43,945	Sonic Healthcare Ltd. (Health Care)	871,954
1,210,498	South32 Ltd. (Materials)	2,153,113
250,882	Stockland REIT (Real Estate)	764,024
133,823	Suncorp Group Ltd. (Financials)	1,245,155
68,822	Sydney Airport (Industrials)	390,889
486,767	Telstra Corp. Ltd. (Communication Services)	1,220,009
163,755	Transurban Group (Industrials)	1,649,433
314,384	Vicinity Centres REIT (Real Estate)	548,604
139,519	Wesfarmers Ltd. (Consumer Discretionary)	3,675,436
214,175	Westpac Banking Corp. (Financials)	4,072,158
44,669	Woodside Petroleum Ltd. (Energy)	966,976
237,553	Woolworths Group Ltd. (Consumer Staples)	6,045,139

		98,758,276

Austria – 0.2%
17,561	ANDRITZ AG (Industrials)	619,623
10,971	Erste Group Bank AG (Financials)*	353,635
61,440	Raiffeisen Bank International AG (Financials)	1,345,435
16,201	Verbund AG (Utilities)	966,109

		3,284,802

Belgium – 0.8%
28,563	Ageas (Financials)	1,531,859
45,532	Anheuser-Busch InBev SA/NV (Consumer Staples)	4,322,250
30,661	Colruyt SA (Consumer Staples)	1,572,456
8,084	Groupe Bruxelles Lambert SA (Financials)	756,357
14,752	KBC Group NV (Financials)	855,171
15,963	Proximus SADP (Communication Services)	472,706
7,422	Solvay SA (Materials)	749,671
14,840	Telenet Group Holding NV (Communication Services)	740,971
20,429	UCB SA (Health Care)	1,528,476

		12,529,917

Canada – 9.7%
6,785	Agnico Eagle Mines Ltd. (Materials)	425,033
9,246	Air Canada (Industrials)*	311,377
44,129	Alimentation Couche-Tard, Inc., Class B (Consumer Staples)	2,782,970
13,674	Atco Ltd., Class I (Utilities)	489,621
42,281	Bank of Montreal (Financials)	2,903,796
84,081	Bank of Nova Scotia (The) (Financials)	4,479,933
48,868	Barrick Gold Corp. (Materials)(a)	949,189
17,771	BCE, Inc. (Communication Services)	842,544

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
41,703	Brookfield Asset Management, Inc., Class A (Financials)	$2,154,822
38,407	CAE, Inc. (Industrials)	1,007,288
35,029	Canadian Imperial Bank of Commerce (Financials)	2,718,649
31,544	Canadian National Railway Co. (Industrials)	2,910,366
53,709	Canadian Natural Resources Ltd. (Energy)	1,285,734
8,917	Canadian Pacific Railway Ltd. (Industrials)	2,151,206
3,649	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	369,294
17,831	Canadian Utilities Ltd., Class A (Utilities)	515,956
351,735	Cenovus Energy, Inc. (Energy)	3,075,828
44,294	CGI, Inc. (Information Technology)*	3,480,719
204,485	CI Financial Corp. (Financials)	2,936,163
7,668	Constellation Software, Inc. (Information Technology)	7,482,821
85,302	Dollarama, Inc. (Consumer Discretionary)	3,270,723
20,025	Emera, Inc. (Utilities)	869,237
267,605	Empire Co. Ltd., Class A (Consumer Staples)	7,396,998
86,040	Enbridge, Inc. (Energy)	2,883,324
230,838	Encana Corp. (Energy)	1,024,943
1,780	Fairfax Financial Holdings Ltd. (Financials)	794,691
43,764	First Capital Realty, Inc. (Real Estate)	730,498
37,868	Fortis, Inc. (Utilities)	1,566,529
6,230	Franco-Nevada Corp. (Materials)	609,779
54,566	George Weston Ltd. (Consumer Staples)	4,441,906
16,506	Gildan Activewear, Inc. (Consumer Discretionary)	606,305
55,454	Great-West Lifeco, Inc. (Financials)	1,184,365
54,758	H&R Real Estate Investment Trust REIT (Real Estate)	932,551
32,364	Hydro One Ltd. (Utilities)(b)	601,101
67,795	iA Financial Corp., Inc. (Financials)	2,824,962
25,981	IGM Financial, Inc. (Financials)	703,098
59,072	Imperial Oil Ltd. (Energy)	1,452,350
12,344	Intact Financial Corp. (Financials)	1,208,761
20,020	Inter Pipeline Ltd. (Energy)(a)	365,808
9,053	Kirkland Lake Gold Ltd. (Materials)	441,068
58,821	Loblaw Cos. Ltd. (Consumer Staples)	3,225,682
82,531	Magna International, Inc. (Consumer Discretionary)	4,140,214
120,968	Manulife Financial Corp. (Financials)	2,010,975
33,586	Methanex Corp. (Materials)	1,090,888
36,010	Metro, Inc. (Consumer Staples)	1,530,859
39,697	National Bank of Canada (Financials)	1,867,743
11,416	Nutrien Ltd. (Materials)	576,041
104,943	Onex Corp. (Financials)	6,177,484

Common Stocks – (continued)
Canada – (continued)
16,150	Open Text Corp. (Information Technology)	633,093
34,796	Pembina Pipeline Corp. (Energy)	1,276,307
146,737	Power Corp. of Canada (Financials)	3,099,720
133,076	Power Financial Corp. (Financials)	2,843,188
27,377	Quebecor, Inc., Class B (Communication Services)	617,878
5,872	Restaurant Brands International, Inc. (Consumer Discretionary)	461,390
38,357	RioCan Real Estate Investment Trust REIT (Real Estate)	764,369
29,160	Rogers Communications, Inc., Class B (Communication Services)	1,446,369
118,893	Royal Bank of Canada (Financials)	8,909,817
67,754	Saputo, Inc. (Consumer Staples)	2,040,574
23,032	Shaw Communications, Inc., Class B (Communication Services)	438,523
9,069	Shopify, Inc., Class A (Information Technology)*	3,499,973
30,646	SmartCentres Real Estate Investment Trust REIT (Real Estate)	730,172
21,893	Stars Group, Inc. (The) (Consumer Discretionary)*	333,305
52,784	Sun Life Financial, Inc. (Financials)(a)	2,167,687
82,097	Suncor Energy, Inc. (Energy)	2,405,823
41,293	TC Energy Corp. (Energy)	2,119,964
182,833	Teck Resources Ltd., Class B (Materials)	3,119,223
20,436	TELUS Corp. (Communication Services)	741,743
15,635	Thomson Reuters Corp. (Industrials)	1,076,495
138,002	Toronto-Dominion Bank (The) (Financials)	7,498,302
35,812	West Fraser Timber Co. Ltd. (Materials)	1,263,985
84,097	WSP Global, Inc. (Industrials)	4,561,794

		149,851,886

China – 0.1%
330,718	BOC Hong Kong Holdings Ltd. (Financials)	1,116,414
527,222	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	345,856

		1,462,270

Colombia – 0.0%
6,163	Millicom International Cellular SA (Communication Services)	314,221

Denmark – 2.4%
3,693	AP Moller – Maersk A/S, Class A (Industrials)	3,684,491
3,540	AP Moller – Maersk A/S, Class B (Industrials)	3,773,923
31,150	Carlsberg A/S, Class B (Consumer Staples)	4,607,675
10,794	Chr Hansen Holding A/S (Materials)	908,720

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
30,396	Coloplast A/S, Class B (Health Care)	$3,627,443
59,066	Danske Bank A/S (Financials)	778,171
35,019	Demant A/S (Health Care)*	1,062,890
19,452	DSV A/S (Industrials)	1,931,812
24,862	H Lundbeck A/S (Health Care)	906,997
17,553	ISS A/S (Industrials)	446,305
167,342	Novo Nordisk A/S, Class B (Health Care)	8,707,439
13,427	Novozymes A/S, Class B (Materials)	573,720
25,287	Orsted A/S (Utilities)(b)	2,419,419
25,634	Pandora A/S (Consumer Discretionary)(a)	1,094,176
49,388	Tryg A/S (Financials)	1,479,320
12,193	Vestas Wind Systems A/S (Industrials)	897,736

		36,900,237

Finland – 0.7%
14,217	Elisa OYJ (Communication Services)	716,440
22,004	Fortum OYJ (Utilities)	484,880
15,451	Kone OYJ, Class B (Industrials)	895,011
34,311	Neste OYJ (Energy)	1,082,162
273,347	Nokia OYJ (Information Technology)	1,354,455
2,606	Nordea Bank Abp (Financials)	16,281
83,981	Nordea Bank Abp (Financials)	524,945
77,587	Orion OYJ, Class B (Health Care)	2,885,400
25,970	Sampo OYJ, Class A (Financials)	1,033,585
53,165	UPM-Kymmene OYJ (Materials)	1,435,596

		10,428,755

France – 10.8%
16,811	Accor SA (Consumer Discretionary)	726,825
3,180	Aeroports de Paris (Industrials)	550,160
21,083	Air Liquide SA (Materials)	2,940,516
27,406	Airbus SE (Industrials)	3,782,869
15,705	Alstom SA (Industrials)	672,262
19,944	Arkema SA (Materials)	1,751,795
70,835	Atos SE (Information Technology)	5,373,125
158,257	AXA SA (Financials)	3,637,235
20,512	BioMerieux (Health Care)	1,670,445
97,271	BNP Paribas SA (Financials)	4,395,657
763,509	Bollore SA (Industrials)	3,247,225
12,937	Bouygues SA (Industrials)	492,229
33,140	Bureau Veritas SA (Industrials)	794,140
31,223	Capgemini SE (Information Technology)	3,753,050
89,831	Carrefour SA (Consumer Staples)	1,533,359
36,547	Casino Guichard Perrachon SA (Consumer Staples)(a)	1,541,475
45,565	Cie de Saint-Gobain (Industrials)	1,646,857
9,449	Cie Generale des Etablissements Michelin (Consumer Discretionary)	994,786
115,253	CNP Assurances (Financials)	2,096,758
6,317	Covivio REIT (Real Estate)	673,399
235,391	Credit Agricole SA (Financials)	2,693,341
68,900	Danone SA (Consumer Staples)	6,180,869

Common Stocks – (continued)
France – (continued)
518	Dassault Aviation SA (Industrials)	738,159
20,256	Dassault Systemes (Information Technology)	2,858,632
22,005	Edenred (Industrials)	1,073,522
30,802	Eiffage SA (Industrials)	3,196,687
67,687	Electricite de France SA (Utilities)	824,789
113,421	Engie SA (Utilities)	1,726,810
21,731	EssilorLuxottica SA (Consumer Discretionary)	3,212,772
12,187	Eurazeo SE (Financials)	807,269
20,467	Eutelsat Communications SA (Communication Services)	356,572
15,708	Faurecia SE (Consumer Discretionary)	687,613
5,238	Gecina SA REIT (Real Estate)	831,796
49,638	Getlink SE (Industrials)	699,697
9,973	Hermes International (Consumer Discretionary)	6,820,298
8,976	ICADE REIT (Real Estate)	795,234
7,953	Imerys SA (Materials)	324,931
14,746	Ingenico Group SA (Information Technology)	1,464,761
27,155	Ipsen SA (Health Care)	2,858,865
5,651	Kering (Consumer Discretionary)	2,740,681
19,787	Klepierre SA REIT (Real Estate)	604,902
18,857	Legrand SA (Industrials)	1,333,610
31,342	L’Oreal SA (Consumer Staples)	8,580,523
25,295	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	10,095,058
498,774	Natixis SA (Financials)	1,934,546
81,209	Orange SA (Communication Services)	1,234,154
15,462	Pernod Ricard SA (Consumer Staples)	2,957,682
186,616	Peugeot SA (Consumer Discretionary)	4,178,036
26,829	Publicis Groupe SA (Communication Services)	1,288,772
6,158	Remy Cointreau SA (Consumer Staples)*	931,778
26,370	Safran SA (Industrials)	3,837,631
91,933	Sanofi (Health Care)	7,908,964
7,470	Sartorius Stedim Biotech (Health Care)	1,158,268
34,410	Schneider Electric SE (Industrials)	2,886,008
19,838	SCOR SE (Financials)	792,813
20,226	SEB SA (Consumer Discretionary)	3,151,754
15,235	Societe BIC SA (Industrials)	974,775
82,175	Societe Generale SA (Financials)	2,086,367
6,174	Sodexo SA (Consumer Discretionary)	700,989
184,767	Suez (Utilities)	2,874,080
7,750	Teleperformance (Industrials)	1,694,989
6,544	Thales SA (Industrials)	757,772
154,599	TOTAL SA (Energy)	7,727,745
40,133	Ubisoft Entertainment SA (Communication Services)*	3,242,253
3,834	Unibail-Rodamco-Westfield REIT (Real Estate)	502,863
36,153	Valeo SA (Consumer Discretionary)	988,967
43,140	Veolia Environnement SA (Utilities)	1,033,297

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
42,667	Vinci SA (Industrials)	$4,675,210
48,111	Vivendi SA (Communication Services)	1,347,338
3,730	Wendel SA (Financials)	523,727
21,826	Worldline SA (Information Technology)*(b)	1,509,453

		166,681,789

Germany – 7.2%
32,485	adidas AG (Consumer Discretionary)	9,648,277
36,920	Allianz SE (Financials)	8,151,959
106,848	Aroundtown SA (Real Estate)	890,264
16,546	Axel Springer SE (Communication Services)	1,147,941
39,658	BASF SE (Materials)	2,628,264
73,796	Bayer AG (Health Care)	5,472,577
7,572	Bayerische Motoren Werke AG (Consumer Discretionary)	507,074
35,686	Beiersdorf AG (Consumer Staples)	4,499,759
30,633	Brenntag AG (Industrials)	1,478,587
3,155	Carl Zeiss Meditec AG (Health Care)	364,469
56,199	Commerzbank AG (Financials)	319,286
5,591	Continental AG (Consumer Discretionary)	675,802
48,279	Covestro AG (Materials)(b)	2,189,959
19,960	Daimler AG (Consumer Discretionary)	938,697
25,756	Deutsche Boerse AG (Financials)	3,793,658
118,848	Deutsche Lufthansa AG (Industrials)	1,829,721
162,244	Deutsche Post AG (Industrials)	5,342,269
220,378	Deutsche Telekom AG (Communication Services)	3,683,083
23,281	Deutsche Wohnen SE (Real Estate)	827,088
140,303	E.ON SE (Utilities)	1,306,371
19,889	Evonik Industries AG (Materials)	507,706
7,574	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	633,739
13,003	Fresenius Medical Care AG & Co KGaA (Health Care)	876,357
35,544	Fresenius SE & Co KGaA (Health Care)	1,728,547
10,037	Hannover Rueck SE (Financials)	1,600,510
29,788	HeidelbergCement AG (Materials)	2,067,966
14,620	Henkel AG & Co KGaA (Consumer Staples)	1,353,228
9,889	HOCHTIEF AG (Industrials)	1,077,591
43,406	HUGO BOSS AG (Consumer Discretionary)	2,422,548
62,807	Infineon Technologies AG (Information Technology)	1,089,230
31,547	Innogy SE (Utilities)(b)	1,573,426
14,491	KION Group AG (Industrials)	702,002
14,295	Knorr-Bremse AG (Industrials)	1,337,944
27,069	Merck KGaA (Health Care)	2,899,295
77,770	METRO AG (Consumer Staples)(a)	1,205,871
6,404	MTU Aero Engines AG (Industrials)	1,751,112

Common Stocks – (continued)
Germany – (continued)
9,149	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	2,195,416
48,251	Puma SE (Consumer Discretionary)	3,669,069
190,540	RWE AG (Utilities)	5,436,752
69,699	SAP SE (Information Technology)	8,335,704
41,872	Siemens AG (Industrials)	4,193,845
8,774	Siemens Healthineers AG (Health Care)(b)	345,043
12,034	Symrise AG (Materials)	1,125,397
180,496	Telefonica Deutschland Holding AG (Communication Services)	460,354
73,782	Uniper SE (Utilities)	2,240,130
39,175	Vonovia SE (Real Estate)	1,954,309
56,937	Zalando SE (Consumer Discretionary)*(b)	2,821,584

		111,299,780

Hong Kong – 2.9%
646,377	AIA Group Ltd. (Financials)	6,290,242
67,866	ASM Pacific Technology Ltd. (Information Technology)	778,237
341,196	Bank of East Asia Ltd. (The) (Financials)	863,076
142,575	CK Asset Holdings Ltd. (Real Estate)	968,957
317,247	CK Hutchison Holdings Ltd. (Industrials)	2,765,412
57,272	CK Infrastructure Holdings Ltd. (Utilities)	386,304
78,774	CLP Holdings Ltd. (Utilities)	811,834
321,872	Dairy Farm International Holdings Ltd. (Consumer Staples)	2,304,604
175,305	Hang Lung Properties Ltd. (Real Estate)	396,460
80,352	Hang Seng Bank Ltd. (Financials)	1,677,728
86,690	Henderson Land Development Co. Ltd. (Real Estate)	403,835
777,338	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	745,060
679,696	HKT Trust & HKT Ltd. (Communication Services)	1,063,523
948,390	Hong Kong & China Gas Co. Ltd. (Utilities)	1,832,544
126,957	Hong Kong Exchanges & Clearing Ltd. (Financials)	3,888,745
72,347	Hongkong Land Holdings Ltd. (Real Estate)	395,015
13,635	Jardine Matheson Holdings Ltd. (Industrials)	741,335
26,659	Jardine Strategic Holdings Ltd. (Industrials)	842,424
689,073	Kerry Properties Ltd. (Real Estate)	2,326,122
140,636	Link REIT (Real Estate)	1,579,504
147,955	MTR Corp. Ltd. (Industrials)	857,289
258,815	New World Development Co. Ltd. (Real Estate)	323,050

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
389,515	NWS Holdings Ltd. (Industrials)	$671,119
1,758,728	PCCW Ltd. (Communication Services)	953,958
63,426	Power Assets Holdings Ltd. (Utilities)	422,551
475,883	Shangri-La Asia Ltd. (Consumer Discretionary)	497,423
66,980	Sun Hung Kai Properties Ltd. (Real Estate)	949,731
271,297	Swire Pacific Ltd., Class A (Real Estate)	2,657,449
214,969	Techtronic Industries Co. Ltd. (Industrials)	1,487,020
662,916	Vitasoy International Holdings Ltd. (Consumer Staples)	3,088,111
1,659,946	WH Group Ltd. (Consumer Staples)(b)	1,336,795
56,767	Wharf Real Estate Investment Co. Ltd. (Real Estate)	307,550
67,236	Wheelock & Co. Ltd. (Real Estate)	390,870
109,806	Yue Yuen Industrial Holdings Ltd. (Consumer Discretionary)	280,984

		45,284,861

Ireland – 0.5%
83,551	Bank of Ireland Group PLC (Financials)	318,540
51,358	CRH PLC (Materials)	1,712,576
43,758	James Hardie Industries PLC CDI (Materials)	664,818
14,273	Kerry Group PLC, Class A (Consumer Staples)	1,702,275
78,681	Smurfit Kappa Group PLC (Materials)	2,431,328

		6,829,537

Israel – 0.8%
5,584	Azrieli Group Ltd. (Real Estate)	416,576
109,149	Bank Hapoalim BM (Financials)*	800,668
276,760	Bank Leumi Le-Israel BM (Financials)	1,887,526
11,801	Check Point Software Technologies Ltd. (Information Technology)*	1,270,968
5,625	CyberArk Software Ltd. (Information Technology)*	631,912
144,756	Israel Discount Bank Ltd., Class A (Financials)	603,090
47,103	Mizrahi Tefahot Bank Ltd. (Financials)	1,084,606
18,712	Nice Ltd. (Information Technology)*	2,864,501
272,123	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	1,877,649
8,039	Wix.com Ltd. (Information Technology)*	1,127,470

		12,564,966

Common Stocks – (continued)
Italy – 2.4%
176,334	Assicurazioni Generali SpA (Financials)	3,198,273
46,307	Atlantia SpA (Industrials)	1,130,572
117,532	Davide Campari-Milano SpA (Consumer Staples)	1,103,409
493,677	Enel SpA (Utilities)	3,584,906
216,534	Eni SpA (Energy)	3,262,106
21,673	Ferrari NV (Consumer Discretionary)	3,417,811
96,276	FinecoBank Banca Fineco SpA (Financials)	994,293
991,893	Intesa Sanpaolo SpA (Financials)	2,177,217
82,300	Leonardo SpA (Industrials)	1,008,744
40,292	Mediobanca Banca di Credito Finanziario SpA (Financials)	399,788
89,180	Moncler SpA (Consumer Discretionary)	3,347,961
186,519	Poste Italiane SpA (Financials)(b)	2,007,208
43,829	Prysmian SpA (Industrials)	960,748
46,824	Recordati SpA (Health Care)	2,055,378
284,244	Snam SpA (Utilities)	1,439,596
3,740,505	Telecom Italia SpA (Communication Services)*	1,995,356
3,848,840	Telecom Italia SpA-RSP (Communication Services)	1,963,713
208,840	Terna Rete Elettrica Nazionale SpA (Utilities)	1,313,215
153,588	UniCredit SpA (Financials)	1,701,536

		37,061,830

Japan – 20.9%
17,225	ABC-Mart, Inc. (Consumer Discretionary)	1,101,868
20,668	Advantest Corp. (Information Technology)	849,930
53,185	Aeon Co. Ltd. (Consumer Staples)(a)	943,997
25,329	Ajinomoto Co., Inc. (Consumer Staples)	462,219
47,048	Alfresa Holdings Corp. (Health Care)	1,065,999
24,569	ANA Holdings, Inc. (Industrials)(a)	840,686
16,658	Aozora Bank Ltd. (Financials)	385,278
46,319	Asahi Group Holdings Ltd. (Consumer Staples)	2,162,673
18,140	Asahi Intecc Co. Ltd. (Health Care)	405,713
281,417	Astellas Pharma, Inc. (Health Care)	3,902,641
67,130	Bandai Namco Holdings, Inc. (Consumer Discretionary)	3,952,730
28,540	Benesse Holdings, Inc. (Consumer Discretionary)	730,809
44,872	Bridgestone Corp. (Consumer Discretionary)	1,713,375
112,890	Brother Industries Ltd. (Information Technology)	1,956,923
83,935	Calbee, Inc. (Consumer Staples)	2,562,056
83,733	Canon, Inc. (Information Technology)	2,178,028

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
32,876	Casio Computer Co. Ltd. (Consumer Discretionary)	$459,325
9,050	Central Japan Railway Co. (Industrials)	1,791,754
39,439	Chubu Electric Power Co., Inc. (Utilities)	582,045
16,119	Chugai Pharmaceutical Co. Ltd. (Health Care)	1,154,123
60,872	Chugoku Electric Power Co., Inc. (The) (Utilities)	778,212
51,522	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	1,121,257
72,852	Credit Saison Co. Ltd. (Financials)	811,259
39,026	CyberAgent, Inc. (Communication Services)	1,761,124
36,613	Dai Nippon Printing Co. Ltd. (Industrials)	793,003
49,149	Dai-ichi Life Holdings, Inc. (Financials)	670,477
45,813	Daiichi Sankyo Co. Ltd. (Health Care)	3,029,023
15,654	Daikin Industries Ltd. (Industrials)	1,940,067
5,879	Daito Trust Construction Co. Ltd. (Real Estate)	757,687
34,894	Daiwa House Industry Co. Ltd. (Real Estate)	1,095,358
334	Daiwa House REIT Investment Corp. REIT (Real Estate)	882,318
15,570	Denso Corp. (Consumer Discretionary)	653,927
9,878	East Japan Railway Co. (Industrials)	941,316
20,926	Eisai Co. Ltd. (Health Care)	1,070,500
103,686	Electric Power Development Co. Ltd. (Utilities)	2,404,964
43,164	FamilyMart UNY Holdings Co. Ltd. (Consumer Staples)(a)	996,296
10,268	Fast Retailing Co. Ltd. (Consumer Discretionary)(a)	6,020,824
59,348	FUJIFILM Holdings Corp. (Information Technology)	2,543,446
40,800	Fujitsu Ltd. (Information Technology)	3,153,068
4,506	GMO Payment Gateway, Inc. (Information Technology)	349,375
50,773	Hakuhodo DY Holdings, Inc. (Communication Services)	750,510
11,543	Hamamatsu Photonics KK (Information Technology)	399,103
19,897	Hankyu Hanshin Holdings, Inc. (Industrials)	754,491
2,591	Hikari Tsushin, Inc. (Consumer Discretionary)	607,809
60,805	Hitachi Ltd. (Information Technology)	2,078,867
177,474	Honda Motor Co. Ltd. (Consumer Discretionary)	4,219,282
72,726	Hoya Corp. (Health Care)	5,925,924
50,744	Idemitsu Kosan Co. Ltd. (Energy)	1,364,870

Common Stocks – (continued)
Japan – (continued)
25,790	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	401,872
56,107	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	425,514
53,400	Isuzu Motors Ltd. (Consumer Discretionary)	575,027
186,939	ITOCHU Corp. (Industrials)	3,731,031
13,943	Itochu Techno-Solutions Corp. (Information Technology)	384,616
117,809	J Front Retailing Co. Ltd. (Consumer Discretionary)	1,334,085
33,048	Japan Airlines Co. Ltd. (Industrials)	1,033,363
27,799	Japan Exchange Group, Inc. (Financials)	440,510
54,744	Japan Post Bank Co. Ltd. (Financials)	499,243
136,692	Japan Post Holdings Co. Ltd. (Financials)	1,244,001
231	Japan Prime Realty Investment Corp. REIT (Real Estate)	1,055,490
197	Japan Real Estate Investment Corp. REIT (Real Estate)	1,312,158
366	Japan Retail Fund Investment Corp. REIT (Real Estate)	733,069
47,349	Japan Tobacco, Inc. (Consumer Staples)	1,003,900
56,917	JTEKT Corp. (Industrials)	617,725
423,302	JXTG Holdings, Inc. (Energy)	1,751,113
143,366	Kakaku.com, Inc. (Communication Services)	3,594,111
43,633	Kamigumi Co. Ltd. (Industrials)	1,023,153
56,911	Kao Corp. (Consumer Staples)	4,114,513
21,839	Kawasaki Heavy Industries Ltd. (Industrials)	428,571
124,783	KDDI Corp. (Communication Services)	3,332,798
27,082	Keihan Holdings Co. Ltd. (Industrials)	1,135,380
20,689	Keikyu Corp. (Industrials)	379,690
16,474	Keio Corp. (Industrials)	1,030,546
14,629	Keisei Electric Railway Co. Ltd. (Industrials)	576,091
3,944	Keyence Corp. (Information Technology)	2,337,158
37,201	Kikkoman Corp. (Consumer Staples)	1,675,263
23,031	Kintetsu Group Holdings Co. Ltd. (Industrials)	1,147,807
81,735	Kirin Holdings Co. Ltd. (Consumer Staples)	1,615,911
9,708	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	728,020
265,239	Konica Minolta, Inc. (Information Technology)	1,889,120
26,864	Kose Corp. (Consumer Staples)	4,618,852
6,066	Kyocera Corp. (Information Technology)	360,891
61,864	Kyushu Electric Power Co., Inc. (Utilities)	611,384

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
25,277	Kyushu Railway Co. (Industrials)	$758,465
38,547	Lawson, Inc. (Consumer Staples)	1,913,822
45,467	LINE Corp. (Communication Services)*	1,597,738
134,696	Lion Corp. (Consumer Staples)	2,620,446
32,109	M3, Inc. (Health Care)	682,140
335,265	Marubeni Corp. (Industrials)	2,141,817
18,588	Maruichi Steel Tube Ltd. (Materials)	452,507
61,528	Mazda Motor Corp. (Consumer Discretionary)	517,173
18,209	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	855,169
165,894	Medipal Holdings Corp. (Health Care)	3,527,465
32,648	MEIJI Holdings Co. Ltd. (Consumer Staples)	2,269,935
79,751	MISUMI Group, Inc. (Industrials)	1,809,227
327,475	Mitsubishi Chemical Holdings Corp. (Materials)	2,249,703
131,887	Mitsubishi Corp. (Industrials)	3,211,907
90,271	Mitsubishi Electric Corp. (Industrials)	1,091,552
46,276	Mitsubishi Estate Co. Ltd. (Real Estate)	886,762
51,828	Mitsubishi Heavy Industries Ltd. (Industrials)	1,949,196
30,453	Mitsubishi Materials Corp. (Materials)	738,767
647,651	Mitsubishi UFJ Financial Group, Inc. (Financials)	3,114,241
329,610	Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	1,782,431
68,980	Mitsui & Co. Ltd. (Industrials)	1,080,727
15,168	Mitsui Fudosan Co. Ltd. (Real Estate)	363,820
900,774	Mizuho Financial Group, Inc. (Financials)	1,312,824
88,361	MonotaRO Co. Ltd. (Industrials)	2,173,542
21,488	MS&AD Insurance Group Holdings, Inc. (Financials)	683,640
19,861	Murata Manufacturing Co. Ltd. (Information Technology)	834,332
48,205	Nagoya Railroad Co. Ltd. (Industrials)	1,437,362
62,900	NEC Corp. (Information Technology)	2,696,265
12,081	NH Foods Ltd. (Consumer Staples)	464,369
3,476	Nidec Corp. (Industrials)	453,719
1,652	Nintendo Co. Ltd. (Communication Services)	627,058
191	Nippon Building Fund, Inc. REIT (Real Estate)	1,403,552
91,001	Nippon Electric Glass Co. Ltd. (Information Technology)	1,890,407
438	Nippon Prologis REIT, Inc. REIT (Real Estate)	1,187,587
103,467	Nippon Telegraph & Telephone Corp. (Communication Services)	4,967,430
16,264	Nissan Chemical Corp. (Materials)	688,743
111,315	Nissan Motor Co. Ltd. (Consumer Discretionary)	688,371
42,054	Nisshin Seifun Group, Inc. (Consumer Staples)	791,595

Common Stocks – (continued)
Japan – (continued)
5,601	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	388,896
25,756	Nitori Holdings Co. Ltd. (Consumer Discretionary)	3,718,599
167,819	Nomura Real Estate Holdings, Inc. (Real Estate)	3,560,492
592	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	1,034,585
108,387	NTT Data Corp. (Information Technology)	1,399,958
170,977	NTT DOCOMO, Inc. (Communication Services)	4,320,131
10,944	Obic Co. Ltd. (Information Technology)	1,252,717
26,128	Odakyu Electric Railway Co. Ltd. (Industrials)	593,231
190,106	Oji Holdings Corp. (Materials)	886,546
185,383	Olympus Corp. (Health Care)	2,172,655
37,989	Omron Corp. (Information Technology)	1,882,539
19,905	Ono Pharmaceutical Co. Ltd. (Health Care)	368,021
6,851	Oracle Corp. Japan (Information Technology)	590,576
19,029	Oriental Land Co. Ltd. (Consumer Discretionary)	2,773,363
94,971	ORIX Corp. (Financials)	1,403,830
33,626	Osaka Gas Co. Ltd. (Utilities)	602,540
12,583	Otsuka Corp. (Information Technology)	467,662
21,714	Otsuka Holdings Co. Ltd. (Health Care)	893,763
128,781	Panasonic Corp. (Consumer Discretionary)	994,991
17,388	Park24 Co. Ltd. (Industrials)	356,950
6,291	PeptiDream, Inc. (Health Care)*	330,123
72,794	Persol Holdings Co. Ltd. (Industrials)	1,479,266
29,312	Pigeon Corp. (Consumer Staples)	1,065,941
115,823	Pola Orbis Holdings, Inc. (Consumer Staples)	2,756,313
99,192	Rakuten, Inc. (Consumer Discretionary)	935,430
209,044	Recruit Holdings Co. Ltd. (Industrials)	6,339,560
243,539	Renesas Electronics Corp. (Information Technology)*	1,523,481
180,887	Resona Holdings, Inc. (Financials)	710,631
66,097	Ricoh Co. Ltd. (Information Technology)	612,119
118,271	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	2,040,173
12,875	Sankyo Co. Ltd. (Consumer Discretionary)	445,764
12,155	Secom Co. Ltd. (Industrials)	1,037,947
59,599	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	859,636

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
30,464	Sekisui House Ltd. (Consumer Discretionary)	$541,145
65,531	Seven & i Holdings Co. Ltd. (Consumer Staples)	2,319,468
25,648	SG Holdings Co. Ltd. (Industrials)	686,959
32,129	Shimadzu Corp. (Information Technology)	799,706
10,865	Shimamura Co. Ltd. (Consumer Discretionary)	849,588
3,576	Shimano, Inc. (Consumer Discretionary)	514,443
3,359	Shin-Etsu Chemical Co. Ltd. (Materials)	339,080
39,347	Shinsei Bank Ltd. (Financials)	538,985
26,953	Shionogi & Co. Ltd. (Health Care)	1,446,110
85,834	Shiseido Co. Ltd. (Consumer Staples)	7,027,156
17,873	Showa Denko KK (Materials)	461,706
57,491	SoftBank Group Corp. (Communication Services)	2,612,809
9,757	Sompo Holdings, Inc. (Financials)	390,115
79,534	Sony Corp. (Consumer Discretionary)	4,527,245
16,434	Sony Financial Holdings, Inc. (Financials)	379,943
20,231	Stanley Electric Co. Ltd. (Consumer Discretionary)	503,369
54,896	SUMCO Corp. (Information Technology)	681,125
124,548	Sumitomo Corp. (Industrials)	1,868,601
66,842	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	1,168,767
33,424	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	393,927
96,726	Sumitomo Mitsui Financial Group, Inc. (Financials)	3,174,840
25,724	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	841,431
26,688	Sumitomo Realty & Development Co. Ltd. (Real Estate)	1,004,461
43,012	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	485,858
52,421	Sundrug Co. Ltd. (Consumer Staples)	1,632,214
41,564	Suntory Beverage & Food Ltd. (Consumer Staples)	1,793,425
43,162	Suzuken Co. Ltd. (Health Care)	2,321,871
21,698	Suzuki Motor Corp. (Consumer Discretionary)	837,707
37,957	Sysmex Corp. (Health Care)	2,425,214
13,562	Taiheiyo Cement Corp. (Materials)	342,675
8,082	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	563,444
32,920	Taiyo Nippon Sanso Corp. (Materials)	653,159
18,517	Takeda Pharmaceutical Co. Ltd. (Health Care)	626,276
41,792	Teijin Ltd. (Materials)	752,016
44,891	Terumo Corp. (Health Care)	1,305,559
26,182	Tobu Railway Co. Ltd. (Industrials)	804,120

Common Stocks – (continued)
Japan – (continued)
15,925	Toho Co. Ltd. (Communication Services)	675,888
14,826	Toho Gas Co. Ltd. (Utilities)	576,167
53,825	Tohoku Electric Power Co., Inc. (Utilities)	538,529
38,278	Tokio Marine Holdings, Inc. (Financials)	1,973,312
10,627	Tokyo Century Corp. (Financials)	428,504
15,336	Tokyo Electron Ltd. (Information Technology)	2,745,873
20,508	Tokyo Gas Co. Ltd. (Utilities)	518,858
36,423	Tokyu Corp. (Industrials)	651,630
36,193	Toppan Printing Co. Ltd. (Industrials)	577,274
50,748	Toray Industries, Inc. (Materials)	362,209
19,332	Toshiba Corp. (Industrials)	601,023
14,440	TOTO Ltd. (Industrials)	523,075
36,287	Toyo Seikan Group Holdings Ltd. (Materials)	529,203
17,088	Toyo Suisan Kaisha Ltd. (Consumer Staples)	696,270
25,581	Toyoda Gosei Co. Ltd. (Consumer Discretionary)	476,458
103,768	Toyota Motor Corp. (Consumer Discretionary)	6,804,138
49,218	Toyota Tsusho Corp. (Industrials)	1,527,847
10,756	Trend Micro, Inc. (Information Technology)	521,865
14,703	Tsuruha Holdings, Inc. (Consumer Staples)	1,604,039
31,691	Unicharm Corp. (Consumer Staples)	974,809
522	United Urban Investment Corp. REIT (Real Estate)	979,626
27,446	USS Co. Ltd. (Consumer Discretionary)	519,210
45,799	Welcia Holdings Co. Ltd. (Consumer Staples)(a)	2,394,691
15,658	West Japan Railway Co. (Industrials)	1,320,261
10,585	Yakult Honsha Co. Ltd. (Consumer Staples)	610,299
406,608	Yamada Denki Co. Ltd. (Consumer Discretionary)	1,915,342
12,957	Yamaha Corp. (Consumer Discretionary)	559,686
81,939	Yamato Holdings Co. Ltd. (Industrials)	1,419,622
163,548	Yamazaki Baking Co. Ltd. (Consumer Staples)	2,844,313
17,533	Yaskawa Electric Corp. (Information Technology)(a)	589,692
38,734	Yokogawa Electric Corp. (Information Technology)	704,288
128,756	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	2,478,200
151,735	ZOZO, Inc. (Consumer Discretionary)	3,033,413

		322,222,871

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Luxembourg – 0.3%
258,900	ArcelorMittal (Materials)	$3,732,708
8,478	RTL Group SA (Communication Services)(a)	395,676
29,831	SES SA (Communication Services)	481,437

		4,609,821

Macau – 0.1%
80,611	Sands China Ltd. (Consumer Discretionary)	366,257
885,406	SJM Holdings Ltd. (Consumer Discretionary)	837,341
438,734	Wynn Macau Ltd. (Consumer Discretionary)	877,989

		2,081,587

Netherlands – 3.9%
40,763	ABN AMRO Bank NV (Financials)(b)	726,549
414,222	Aegon NV (Financials)	1,579,689
11,884	Akzo Nobel NV (Materials)	1,066,219
19,684	ASML Holding NV (Information Technology)	4,384,174
37,465	EXOR NV (Financials)	2,537,388
42,580	Heineken Holding NV (Consumer Staples)	4,217,866
22,200	Heineken NV (Consumer Staples)	2,365,564
242,575	ING Groep NV (Financials)	2,323,279
242,161	Koninklijke Ahold Delhaize NV (Consumer Staples)	5,676,280
16,005	Koninklijke DSM NV (Materials)	1,993,445
233,348	Koninklijke KPN NV (Communication Services)	740,087
100,791	Koninklijke Philips NV (Health Care)	4,760,067
15,029	Koninklijke Vopak NV (Energy)	717,638
80,098	NN Group NV (Financials)	2,686,813
29,479	NXP Semiconductors NV (Information Technology)	3,010,985
46,395	Randstad NV (Industrials)	2,168,876
296,741	Royal Dutch Shell PLC, Class A (Energy)	8,223,341
245,025	Royal Dutch Shell PLC, Class B (Energy)	6,758,845
54,499	Wolters Kluwer NV (Industrials)	3,932,316

		59,869,421

New Zealand – 0.3%
125,992	a2 Milk Co. Ltd. (Consumer Staples)*	1,148,243
70,094	Auckland International Airport Ltd. (Industrials)	425,284
126,423	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	1,327,587
285,083	Meridian Energy Ltd. (Utilities)	895,413
284,206	Spark New Zealand Ltd. (Communication Services)	792,279

		4,588,806

Common Stocks – (continued)
Norway – 0.7%
41,422	DNB ASA (Financials)	668,211
88,925	Equinor ASA (Energy)	1,521,429
105,559	Gjensidige Forsikring ASA (Financials)	2,039,600
83,730	Mowi ASA (Consumer Staples)	2,004,463
74,066	Orkla ASA (Consumer Staples)	679,313
86,837	Schibsted ASA, Class B (Communication Services)	2,517,498
51,166	Telenor ASA (Communication Services)	1,051,273

		10,481,787

Portugal – 0.4%
916,691	EDP – Energias de Portugal SA (Utilities)	3,470,682
30,678	Galp Energia SGPS SA (Energy)	441,221
161,456	Jeronimo Martins SGPS SA (Consumer Staples)(a)	2,668,829

		6,580,732

Russia – 0.1%
276,703	Evraz PLC (Materials)	1,672,446

Singapore – 1.5%
252,659	Ascendas Real Estate Investment Trust REIT (Real Estate)	560,979
436,145	CapitaLand Commercial Trust REIT (Real Estate)	669,686
446,865	CapitaLand Mall Trust REIT (Real Estate)	853,656
257,553	ComfortDelGro Corp. Ltd. (Industrials)	454,877
207,244	DBS Group Holdings Ltd. (Financials)	3,664,717
13,283,710	Golden Agri-Resources Ltd. (Consumer Staples)	2,537,618
64,487	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	1,431,805
473,468	Oversea-Chinese Banking Corp. Ltd. (Financials)	3,634,973
715,665	Singapore Exchange Ltd. (Financials)	4,230,430
112,320	Singapore Technologies Engineering Ltd. (Industrials)	319,017
249,339	Singapore Telecommunications Ltd. (Communication Services)	569,784
266,520	Suntec Real Estate Investment Trust REIT (Real Estate)	370,807
133,825	United Overseas Bank Ltd. (Financials)	2,407,924
722,674	Wilmar International Ltd. (Consumer Staples)	1,984,853

		23,691,126

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
South Africa – 0.3%
169,513	Anglo American PLC (Materials)	$3,662,684
122,302	Investec PLC (Financials)	629,146

		4,291,830

Spain – 2.6%
83,331	ACS Actividades de Construccion y Servicios SA (Industrials)	3,154,075
9,764	Aena SME SA (Industrials)(b)	1,763,427
74,756	Amadeus IT Group SA (Information Technology)	5,578,345
387,505	Banco Bilbao Vizcaya Argentaria SA (Financials)	1,838,822
927,015	Banco de Sabadell SA (Financials)	795,058
1,036,006	Banco Santander SA (Financials)	3,924,702
54,207	Bankinter SA (Financials)	316,267
13,290	Cellnex Telecom SA (Communication Services)*(b)	532,736
40,198	Enagas SA (Utilities)	878,942
52,284	Endesa SA (Utilities)	1,345,592
46,937	Ferrovial SA (Industrials)	1,337,204
474,328	Iberdrola SA (Utilities)	4,885,052
158,211	Industria de Diseno Textil SA (Consumer Discretionary)	4,899,344
479,638	Mapfre SA (Financials)	1,250,781
51,168	Naturgy Energy Group SA (Utilities)	1,341,101
37,020	Red Electrica Corp. SA (Utilities)	738,925
291,971	Repsol SA (Energy)	4,250,667
187,170	Telefonica SA (Communication Services)	1,298,768

		40,129,808

Sweden – 2.0%
45,555	Assa Abloy AB, Class B (Industrials)	951,811
66,557	Atlas Copco AB, Class A (Industrials)	1,989,217
27,045	Atlas Copco AB, Class B (Industrials)	721,160
34,274	Electrolux AB, Series B (Consumer Discretionary)	767,135
66,569	Epiroc AB, Class A (Industrials)	690,344
26,224	Essity AB, Class B (Consumer Staples)	818,531
224,465	Hennes & Mauritz AB, Class B (Consumer Discretionary)	4,302,620
19,994	Hexagon AB, Class B (Information Technology)	888,912
51,695	Husqvarna AB, Class B (Consumer Discretionary)	401,149
21,053	ICA Gruppen AB (Consumer Staples)	1,033,243
27,331	Industrivarden AB, Class C (Financials)	572,160
32,445	Investor AB, Class B (Financials)	1,522,534
22,015	Kinnevik AB, Class B (Financials)	600,279
17,781	L E Lundbergforetagen AB, Class B (Financials)	666,506

Common Stocks – (continued)
Sweden – (continued)
87,953	Sandvik AB (Industrials)	1,262,327
147,366	Securitas AB, Class B (Industrials)	2,208,206
96,864	Skandinaviska Enskilda Banken AB, Class A (Financials)	833,243
140,377	Skanska AB, Class B (Industrials)	2,632,391
41,291	SKF AB, Class B (Industrials)	666,724
70,641	Svenska Handelsbanken AB, Class A (Financials)	622,218
51,616	Swedbank AB, Class A (Financials)	663,700
58,677	Swedish Match AB (Consumer Staples)	2,303,569
333,907	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	2,603,350
207,195	Telia Co. AB (Communication Services)	907,645
49,510	Volvo AB, Class B (Industrials)	684,077

		31,313,051

Switzerland – 8.8%
44,871	ABB Ltd. (Industrials)	850,302
30,541	Adecco Group AG (Industrials)	1,606,917
35,442	Alcon, Inc. (Health Care)*	2,159,940
5,603	Baloise Holding AG (Financials)	955,305
849	Barry Callebaut AG (Consumer Staples)	1,736,698
339	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	2,509,652
23,555	Cie Financiere Richemont SA (Consumer Discretionary)	1,828,313
18,324	Clariant AG (Materials)*	337,423
94,460	Coca-Cola HBC AG (Consumer Staples)*	3,140,541
103,529	Credit Suisse Group AG (Financials)*	1,210,079
22,066	Dufry AG (Consumer Discretionary)*	1,789,455
1,281	EMS-Chemie Holding AG (Materials)	761,907
2,420	Geberit AG (Industrials)	1,100,856
729	Givaudan SA (Materials)	1,971,604
1,393,155	Glencore PLC (Materials)*	4,020,222
32,060	Kuehne + Nagel International AG (Industrials)	4,667,485
31,603	LafargeHolcim Ltd. (Materials)*	1,493,832
3,996	Lonza Group AG (Health Care)*	1,412,705
266,975	Nestle SA (Consumer Staples)	29,950,200
177,154	Novartis AG (Health Care)	15,936,609
11,300	Pargesa Holding SA (Financials)	826,272
7,003	Partners Group Holding AG (Financials)	5,680,537
65,262	Roche Holding AG (Health Care)	17,848,196
3,907	Schindler Holding AG (Industrials)	886,079
5,329	Schindler Holding AG Participation Certificates (Industrials)	1,217,195
1,515	SGS SA (Industrials)	3,720,703
6,648	Sika AG (Materials)	954,753

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
12,741	Sonova Holding AG (Health Care)	$2,957,813
186,781	STMicroelectronics NV (Information Technology)	3,316,793
4,445	Straumann Holding AG (Health Care)	3,484,301
6,820	Swatch Group AG (The) – Bearer (Consumer Discretionary)	1,847,938
26,768	Swatch Group AG (The) – Registered (Consumer Discretionary)	1,367,550
6,590	Swiss Life Holding AG (Financials)	3,125,663
10,422	Swiss Prime Site AG (Real Estate)*	1,037,513
17,935	Swiss Re AG (Financials)	1,724,892
2,020	Swisscom AG (Communication Services)	1,008,724
8,155	Temenos AG (Information Technology)*	1,366,516
159,649	UBS Group AG (Financials)*	1,686,121
8,218	Zurich Insurance Group AG (Financials)	2,925,241

		136,422,845

United Kingdom – 12.0%
290,910	3i Group PLC (Financials)	3,884,733
188,855	Admiral Group PLC (Financials)	4,938,038
15,783	Ashtead Group PLC (Industrials)	436,516
58,392	Associated British Foods PLC (Consumer Staples)	1,614,970
88,219	AstraZeneca PLC (Health Care)	7,862,279
771,496	Auto Trader Group PLC (Communication Services)(b)	4,994,736
716,398	Aviva PLC (Financials)	3,089,400
104,777	BAE Systems PLC (Industrials)	696,200
1,062,026	Barclays PLC (Financials)	1,766,769
259,055	Barratt Developments PLC (Consumer Discretionary)	1,995,160
38,093	Berkeley Group Holdings PLC (Consumer Discretionary)	1,817,158
1,204,287	BP PLC (Energy)	7,336,140
138,912	British American Tobacco PLC (Consumer Staples)	4,872,212
94,129	British Land Co. PLC (The) REIT (Real Estate)	584,409
331,896	BT Group PLC (Communication Services)	669,516
39,413	Bunzl PLC (Industrials)	966,223
201,689	Burberry Group PLC (Consumer Discretionary)	5,315,368
667,057	Centrica PLC (Utilities)	566,226
39,992	Coca-Cola European Partners PLC (Consumer Staples)	2,253,149
120,113	Compass Group PLC (Consumer Discretionary)	3,047,005
26,447	Croda International PLC (Materials)	1,514,443
9,756	DCC PLC (Industrials)	829,793
144,083	Diageo PLC (Consumer Staples)	6,147,645

Common Stocks – (continued)
United Kingdom – (continued)
143,449	Direct Line Insurance Group PLC (Financials)	494,574
117,928	Experian PLC (Industrials)	3,616,318
28,109	Fiat Chrysler Automobiles NV (Consumer Discretionary)	366,446
410,499	GlaxoSmithKline PLC (Health Care)	8,556,739
54,781	Halma PLC (Information Technology)	1,309,617
223,024	Hargreaves Lansdown PLC (Financials)	5,100,833
1,300,118	HSBC Holdings PLC (Financials)	9,363,926
34,782	Imperial Brands PLC (Consumer Staples)	899,923
124,226	Informa PLC (Communication Services)	1,316,211
46,011	InterContinental Hotels Group PLC (Consumer Discretionary)	2,871,769
14,946	Intertek Group PLC (Industrials)	988,004
673,078	J Sainsbury PLC (Consumer Staples)	1,607,448
286,903	John Wood Group PLC (Energy)	1,316,907
9,607	Johnson Matthey PLC (Materials)	340,467
570,722	Kingfisher PLC (Consumer Discretionary)	1,351,532
60,908	Land Securities Group PLC REIT (Real Estate)	575,167
899,795	Legal & General Group PLC (Financials)	2,406,411
2,563,410	Lloyds Banking Group PLC (Financials)	1,555,618
34,093	London Stock Exchange Group PLC (Financials)	2,887,313
1,266,693	Marks & Spencer Group PLC (Consumer Discretionary)	2,965,730
150,899	Meggitt PLC (Industrials)	1,137,551
156,691	Merlin Entertainments PLC (Consumer Discretionary)(b)	861,962
56,079	Micro Focus International PLC (Information Technology)	757,264
53,358	Mondi PLC (Materials)	1,037,763
211,905	National Grid PLC (Utilities)	2,215,519
48,284	Next PLC (Consumer Discretionary)	3,490,527
85,077	Ocado Group PLC (Consumer Discretionary)*	1,342,281
118,496	Pearson PLC (Communication Services)	1,199,797
48,889	Persimmon PLC (Consumer Discretionary)	1,132,739
179,399	Prudential PLC (Financials)	2,988,822
20,441	Reckitt Benckiser Group PLC (Consumer Staples)	1,592,972
138,146	RELX PLC (Industrials)	3,308,462
65,297	Rentokil Initial PLC (Industrials)	358,008
78,476	Rolls-Royce Holdings PLC (Industrials)*	737,051
122,525	RSA Insurance Group PLC (Financials)	781,002

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
436,603	Sage Group PLC (The) (Information Technology)	$3,725,210
34,894	Schroders PLC (Financials)	1,160,132
247,012	Segro PLC REIT (Real Estate)	2,361,465
37,131	Severn Trent PLC (Utilities)	936,506
198,305	Smith & Nephew PLC (Health Care)	4,745,589
60,419	Smiths Group PLC (Industrials)	1,228,440
5,152	Spirax-Sarco Engineering PLC (Industrials)	503,518
68,314	SSE PLC (Utilities)	957,588
39,571	St James’s Place PLC (Financials)	442,302
74,704	Standard Chartered PLC (Financials)	565,885
492,449	Standard Life Aberdeen PLC (Financials)	1,495,125
360,141	Taylor Wimpey PLC (Consumer Discretionary)	640,133
1,062,917	Tesco PLC (Consumer Staples)	2,837,486
130,997	Unilever NV (Consumer Staples)	8,142,060
123,017	Unilever PLC (Consumer Staples)	7,784,454
78,632	United Utilities Group PLC (Utilities)	779,503
2,003,551	Vodafone Group PLC (Communication Services)	3,787,895
8,681	Whitbread PLC (Consumer Discretionary)	462,320
734,174	Wm Morrison Supermarkets PLC (Consumer Staples)	1,632,652
104,957	WPP PLC (Communication Services)	1,240,128

		185,459,152

United States – 0.5%
99,920	Bausch Health Cos., Inc. (Health Care)*	2,133,301
71,643	Ferguson PLC (Industrials)	5,273,417
24,696	QIAGEN NV (Health Care)*	859,681

		8,266,399

TOTAL COMMON STOCKS
(Cost $1,488,905,204)		$1,534,934,809

Shares	Description	Rate	Value

Preferred Stocks – 0.4%
Germany – 0.4%
61,861	FUCHS PETROLUB SE (Materials)	2.99%	$2,164,994
15,584	Henkel AG & Co KGaA (Consumer Staples)	2.01	1,563,447
6,100	Porsche Automobil Holding SE (Consumer Discretionary)	3.86	383,308
4,739	Sartorius AG (Health Care)	0.34	949,304

Preferred Stocks – (continued)
Germany – (continued)
4,279	Volkswagen AG (Consumer Discretionary)	3.33	688,460

TOTAL PREFERRED STOCKS
(Cost $6,680,650)			$5,749,513

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,495,585,854)			$1,540,684,322

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,792,823	2.045%	$17,792,823
(Cost $17,792,823)

TOTAL INVESTMENTS – 100.9%
(Cost $1,513,378,677)		$1,558,477,145

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(12,875,872)

NET ASSETS – 100.0%		$1,545,601,273

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 9.1%
1,393	CyberAgent, Inc.	$62,862
1,293	Dentsu, Inc.	44,219
4,841	Hakuhodo DY Holdings, Inc.	71,558
3,986	Kakaku.com, Inc.	99,927
11,887	KDDI Corp.	317,487
728	Konami Holdings Corp.	33,024
989	LINE Corp.*	34,754
4,531	Nexon Co. Ltd.*	60,999
586	Nintendo Co. Ltd.	222,431
6,875	Nippon Telegraph & Telephone Corp.	330,067
11,123	NTT DOCOMO, Inc.	281,048
9,991	Softbank Corp.	140,295
9,423	SoftBank Group Corp.	428,250
1,878	Toho Co. Ltd.	79,706
8,280	Yahoo Japan Corp.	20,750

		2,227,377

Consumer Discretionary – 18.2%
850	ABC-Mart, Inc.	54,374
486	Aisin Seiki Co. Ltd.	14,423
2,148	Bandai Namco Holdings, Inc.	126,478
1,895	Benesse Holdings, Inc.	48,524
3,774	Bridgestone Corp.	144,105
3,887	Casio Computer Co. Ltd.	54,307
1,877	Denso Corp.	78,832
402	Fast Retailing Co. Ltd.(a)	235,720
332	Hikari Tsushin, Inc.	77,882
14,146	Honda Motor Co. Ltd.	336,308
2,015	Iida Group Holdings Co. Ltd.	31,399
2,936	Isetan Mitsukoshi Holdings Ltd.	22,267
1,721	Isuzu Motors Ltd.	18,532
6,235	J Front Retailing Co. Ltd.(a)	70,606
312	Koito Manufacturing Co. Ltd.	14,667
1,493	Marui Group Co. Ltd.(a)	29,749
6,879	Mazda Motor Corp.	57,821
1,038	McDonald’s Holdings Co. Japan Ltd.	48,749
3,040	Mitsubishi Motors Corp.	12,716
565	NGK Spark Plug Co. Ltd.	9,762
3,442	Nikon Corp.	42,642
8,461	Nissan Motor Co. Ltd.	52,323
673	Nitori Holdings Co. Ltd.	97,166
1,135	Oriental Land Co. Ltd.	165,419
2,884	Pan Pacific International Holdings Corp.	45,130
14,063	Panasonic Corp.	108,654
8,260	Rakuten, Inc.	77,896
345	Rinnai Corp.	21,679
3,000	Ryohin Keikaku Co. Ltd.	51,750
771	Sankyo Co. Ltd.	26,694
1,942	Sega Sammy Holdings, Inc.	26,639
4,505	Sekisui Chemical Co. Ltd.	64,979
4,410	Sekisui House Ltd.	78,337
527	Shimamura Co. Ltd.	41,209
342	Shimano, Inc.	49,200
8,354	Sony Corp.	475,527
832	Stanley Electric Co. Ltd.	20,701
2,302	Subaru Corp.	61,722

Common Stocks – (continued)
Consumer Discretionary – (continued)
2,720	Sumitomo Electric Industries Ltd.	32,057
2,104	Sumitomo Rubber Industries Ltd.	23,766
2,399	Suzuki Motor Corp.	92,620
864	Toyoda Gosei Co. Ltd.	16,092
429	Toyota Industries Corp.	23,603
13,958	Toyota Motor Corp.	915,236
1,254	USS Co. Ltd.	23,723
23,152	Yamada Denki Co. Ltd.	109,058
1,220	Yamaha Corp.	52,699
1,813	Yamaha Motor Co. Ltd.	29,686
4,548	Yokohama Rubber Co. Ltd. (The)	87,537
2,235	ZOZO, Inc.	44,681

		4,445,646

Consumer Staples – 10.7%
5,443	Aeon Co. Ltd.(a)	96,609
3,548	Ajinomoto Co., Inc.	64,746
3,287	Asahi Group Holdings Ltd.	153,473
1,491	Calbee, Inc.	45,512
2,243	Coca-Cola Bottlers Japan Holdings, Inc.(a)	48,814
3,730	FamilyMart UNY Holdings Co. Ltd.(a)	86,094
6,242	Japan Tobacco, Inc.	132,344
3,156	Kao Corp.	228,170
1,699	Kikkoman Corp.	76,511
7,543	Kirin Holdings Co. Ltd.	149,126
645	Kobayashi Pharmaceutical Co. Ltd.	48,370
435	Kose Corp.	74,792
1,058	Lawson, Inc.(a)	52,529
3,198	Lion Corp.	62,215
1,126	MEIJI Holdings Co. Ltd.	78,288
1,145	NH Foods Ltd.	44,011
3,735	Nisshin Seifun Group, Inc.	70,305
570	Nissin Foods Holdings Co. Ltd.	39,577
1,269	Pigeon Corp.	46,148
2,024	Pola Orbis Holdings, Inc.	48,166
5,137	Seven & i Holdings Co. Ltd.	181,824
3,012	Shiseido Co. Ltd.	246,590
1,786	Sundrug Co. Ltd.	55,610
2,217	Suntory Beverage & Food Ltd.	95,660
1,446	Toyo Suisan Kaisha Ltd.	58,919
677	Tsuruha Holdings, Inc.	73,858
2,997	Unicharm Corp.	92,187
1,383	Welcia Holdings Co. Ltd.(a)	72,313
797	Yakult Honsha Co. Ltd.	45,953
3,476	Yamazaki Baking Co. Ltd.	60,452

		2,629,166

Energy – 1.2%
4,287	Idemitsu Kosan Co. Ltd.	115,308
1,182	Inpex Corp.	10,234
40,441	JXTG Holdings, Inc.	167,296

		292,838

Financials – 9.7%
7,333	Acom Co. Ltd.	25,907
1,003	AEON Financial Service Co. Ltd.	14,703

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
826	Aozora Bank Ltd.	$19,104
186	Bank of Kyoto Ltd. (The)	6,685
1,591	Chiba Bank Ltd. (The)	7,944
2,846	Concordia Financial Group Ltd.	9,787
8,979	Credit Saison Co. Ltd.	99,988
9,128	Dai-ichi Life Holdings, Inc.	124,522
4,930	Daiwa Securities Group, Inc.	21,263
3,191	Fukuoka Financial Group, Inc.	54,954
4,519	Japan Exchange Group, Inc.	71,609
2,193	Japan Post Bank Co. Ltd.	19,999
12,335	Japan Post Holdings Co. Ltd.	112,258
25,435	Mebuki Financial Group, Inc.	56,791
67,660	Mitsubishi UFJ Financial Group, Inc.	325,344
11,942	Mitsubishi UFJ Lease & Finance Co. Ltd.	64,579
81,713	Mizuho Financial Group, Inc.	119,092
3,268	MS&AD Insurance Group Holdings, Inc.	103,971
5,081	Nomura Holdings, Inc.	20,492
10,618	ORIX Corp.	156,952
10,217	Resona Holdings, Inc.	40,138
1,356	SBI Holdings, Inc.	27,147
7,077	Seven Bank Ltd.	18,535
4,050	Shinsei Bank Ltd.	55,478
1,967	Shizuoka Bank Ltd. (The)	13,305
2,427	Sompo Holdings, Inc.	97,039
2,707	Sony Financial Holdings, Inc.	62,584
9,659	Sumitomo Mitsui Financial Group, Inc.	317,038
1,431	Sumitomo Mitsui Trust Holdings, Inc.	46,808
1,666	T&D Holdings, Inc.	16,237
4,220	Tokio Marine Holdings, Inc.	217,550
698	Tokyo Century Corp.	28,145

		2,375,948

Health Care – 10.1%
1,447	Alfresa Holdings Corp.	32,786
2,865	Asahi Intecc Co. Ltd.	64,078
16,665	Astellas Pharma, Inc.	231,107
1,730	Chugai Pharmaceutical Co. Ltd.	123,868
3,880	Daiichi Sankyo Co. Ltd.	256,534
1,772	Eisai Co. Ltd.	90,649
479	Hisamitsu Pharmaceutical Co., Inc.	19,405
3,018	Hoya Corp.	245,915
2,509	Kyowa Kirin Co. Ltd.	45,975
3,338	M3, Inc.	70,914
7,360	Medipal Holdings Corp.	156,498
1,322	Mitsubishi Tanabe Pharma Corp.	14,622
9,191	Olympus Corp.	107,717
2,458	Ono Pharmaceutical Co. Ltd.	45,446
2,178	Otsuka Holdings Co. Ltd.	89,648
1,214	PeptiDream, Inc.*	63,705
3,021	Santen Pharmaceutical Co. Ltd.	52,966
2,463	Shionogi & Co. Ltd.	132,148
3,795	Sumitomo Dainippon Pharma Co. Ltd.	66,358
1,345	Suzuken Co. Ltd.	72,353
1,080	Sysmex Corp.	69,005
488	Taisho Pharmaceutical Holdings Co. Ltd.	34,022
7,327	Takeda Pharmaceutical Co. Ltd.	247,811

Common Stocks – (continued)
Health Care – (continued)
4,299	Terumo Corp.	125,027

		2,458,557

Industrials – 18.2%
559	AGC, Inc.	16,141
1,100	Amada Holdings Co. Ltd.	11,472
862	ANA Holdings, Inc.(a)	29,495
896	Central Japan Railway Co.	177,394
2,128	Dai Nippon Printing Co. Ltd.	46,090
584	Daifuku Co. Ltd.	27,620
1,380	Daikin Industries Ltd.	171,029
1,519	East Japan Railway Co.	144,752
689	FANUC Corp.	119,794
311	Fuji Electric Co. Ltd.	8,878
1,108	Hankyu Hanshin Holdings, Inc.	42,015
1,466	Hino Motors Ltd.	11,546
534	Hitachi Construction Machinery Co. Ltd.	11,420
395	Hoshizaki Corp.	28,431
11,395	ITOCHU Corp.	227,428
1,500	Japan Airlines Co. Ltd.	46,903
348	Japan Airport Terminal Co. Ltd.	13,885
5,780	JTEKT Corp.	62,731
1,479	Kajima Corp.	18,016
2,979	Kamigumi Co. Ltd.	69,855
4,083	Kawasaki Heavy Industries Ltd.	80,125
1,553	Keihan Holdings Co. Ltd.	65,108
979	Keikyu Corp.	17,967
1,139	Keio Corp.	71,251
875	Keisei Electric Railway Co. Ltd.	34,458
1,566	Kintetsu Group Holdings Co. Ltd.	78,045
3,473	Komatsu Ltd.	73,848
3,582	Kubota Corp.	51,463
673	Kurita Water Industries Ltd.	17,518
1,180	Kyushu Railway Co.	35,407
1,374	LIXIL Group Corp.	22,536
826	Makita Corp.	24,318
30,823	Marubeni Corp.	196,911
1,088	MINEBEA MITSUMI, Inc.	16,820
2,654	MISUMI Group, Inc.	60,208
10,420	Mitsubishi Corp.	253,763
9,383	Mitsubishi Electric Corp.	113,459
2,904	Mitsubishi Heavy Industries Ltd.	109,216
7,044	Mitsui & Co. Ltd.	110,360
834	Mitsui OSK Lines Ltd.	19,659
2,267	MonotaRO Co. Ltd.	55,765
372	Nabtesco Corp.	10,707
2,077	Nagoya Railroad Co. Ltd.	61,931
1,021	NGK Insulators Ltd.	13,717
826	Nidec Corp.	107,817
528	Nippon Express Co. Ltd.	27,309
845	Nippon Yusen KK	12,626
986	NSK Ltd.	7,914
1,952	Obayashi Corp.	18,004
2,259	Odakyu Electric Railway Co. Ltd.	51,290
1,372	Park24 Co. Ltd.	28,165
2,830	Persol Holdings Co. Ltd.	57,509

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
7,418	Recruit Holdings Co. Ltd.	$224,962
1,107	Secom Co. Ltd.	94,530
917	Seibu Holdings, Inc.	15,576
2,233	SG Holdings Co. Ltd.	59,809
2,009	Shimizu Corp.	16,769
207	SMC Corp.	78,280
487	Sohgo Security Services Co. Ltd.	24,592
10,799	Sumitomo Corp.	162,018
1,385	Sumitomo Heavy Industries Ltd.	39,862
434	Taisei Corp.	15,374
1,143	Tobu Railway Co. Ltd.	35,105
2,492	Tokyu Corp.	44,583
1,797	Toppan Printing Co. Ltd.	28,662
2,906	Toshiba Corp.	90,346
1,281	TOTO Ltd.	46,403
5,089	Toyota Tsusho Corp.	157,975
1,016	West Japan Railway Co.	85,668
2,783	Yamato Holdings Co. Ltd.	48,216

		4,458,819

Information Technology – 12.2%
2,625	Advantest Corp.	107,948
733	Alps Alpine Co. Ltd.	12,810
3,428	Brother Industries Ltd.	59,424
5,397	Canon, Inc.	140,384
242	Disco Corp.	44,002
3,208	FUJIFILM Holdings Corp.	137,484
2,065	Fujitsu Ltd.	159,585
497	GMO Payment Gateway, Inc.	38,535
1,373	Hamamatsu Photonics KK	47,472
95	Hirose Electric Co. Ltd.	10,803
628	Hitachi High-Technologies Corp.	33,960
6,754	Hitachi Ltd.	230,913
1,731	Itochu Techno-Solutions Corp.	47,749
515	Keyence Corp.	305,182
8,240	Konica Minolta, Inc.	58,688
1,564	Kyocera Corp.	93,049
2,792	Murata Manufacturing Co. Ltd.	117,288
4,089	NEC Corp.	175,279
4,692	Nippon Electric Glass Co. Ltd.	97,469
2,706	Nomura Research Institute Ltd.	53,868
8,558	NTT Data Corp.	110,538
545	Obic Co. Ltd.	62,384
1,666	Omron Corp.	82,558
502	Oracle Corp. Japan	43,274
1,311	Otsuka Corp.	48,725
10,736	Renesas Electronics Corp.*	67,160
9,897	Ricoh Co. Ltd.	91,655
111	Rohm Co. Ltd.	7,927
3,157	Seiko Epson Corp.	42,026
2,216	Shimadzu Corp.	55,157
2,203	SUMCO Corp.	27,334
435	TDK Corp.	34,670
1,089	Tokyo Electron Ltd.	194,983
1,081	Trend Micro, Inc.	52,448
1,577	Yaskawa Electric Corp.(a)	53,040

Common Stocks – (continued)
Information Technology – (continued)
2,770	Yokogawa Electric Corp.	50,366

		2,996,137

Materials – 4.0%
742	Air Water, Inc.	12,618
4,830	Asahi Kasei Corp.	43,738
676	Daicel Corp.	5,229
914	Hitachi Chemical Co. Ltd.	28,588
1,510	Hitachi Metals Ltd.	16,274
972	JFE Holdings, Inc.	11,387
389	Kaneka Corp.	11,672
372	Kansai Paint Co. Ltd.	7,749
1,355	Kuraray Co. Ltd.	15,472
618	Maruichi Steel Tube Ltd.	15,045
16,921	Mitsubishi Chemical Holdings Corp.	116,245
3,694	Mitsubishi Materials Corp.	89,614
1,893	Mitsui Chemicals, Inc.	40,501
727	Nippon Paint Holdings Co. Ltd.	34,451
1,507	Nippon Steel Corp.	21,098
1,333	Nissan Chemical Corp.	56,449
646	Nitto Denko Corp.	30,101
13,570	Oji Holdings Corp.	63,283
1,400	Shin-Etsu Chemical Co. Ltd.	141,326
1,407	Showa Denko KK	36,346
6,903	Sumitomo Chemical Co. Ltd.	30,241
281	Taiheiyo Cement Corp.	7,100
1,863	Taiyo Nippon Sanso Corp.	36,963
1,966	Teijin Ltd.	35,377
3,604	Toray Industries, Inc.	25,723
868	Tosoh Corp.	11,154
1,563	Toyo Seikan Group Holdings Ltd.	22,794

		966,538

Real Estate – 4.6%
1,218	Aeon Mall Co. Ltd.	19,174
446	Daito Trust Construction Co. Ltd.	57,481
3,482	Daiwa House Industry Co. Ltd.	109,303
16	Daiwa House REIT Investment Corp. REIT	42,267
1,678	Hulic Co. Ltd.	16,030
14	Japan Prime Realty Investment Corp. REIT	63,969
11	Japan Real Estate Investment Corp. REIT	73,268
24	Japan Retail Fund Investment Corp. REIT(a)	48,070
5,631	Mitsubishi Estate Co. Ltd.	107,904
2,909	Mitsui Fudosan Co. Ltd.	69,775
11	Nippon Building Fund, Inc. REIT	80,833
25	Nippon Prologis REIT, Inc. REIT	67,785
7,436	Nomura Real Estate Holdings, Inc.	157,764
35	Nomura Real Estate Master Fund, Inc. REIT	61,166
2,394	Sumitomo Realty & Development Co. Ltd.	90,103
2,647	Tokyu Fudosan Holdings Corp.	16,434
29	United Urban Investment Corp. REIT	54,424

		1,135,750

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Utilities – 1.7%
2,414	Chubu Electric Power Co., Inc.	$35,626
1,873	Chugoku Electric Power Co., Inc. (The)	23,945
6,169	Electric Power Development Co. Ltd.	143,088
1,331	Kansai Electric Power Co., Inc. (The)	16,207
2,381	Kyushu Electric Power Co., Inc.	23,531
1,557	Osaka Gas Co. Ltd.	27,900
1,136	Toho Gas Co. Ltd.	44,147
2,092	Tohoku Electric Power Co., Inc.	20,931
5,125	Tokyo Electric Power Co. Holdings, Inc.*	24,431
2,119	Tokyo Gas Co. Ltd.	53,611

		413,417

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $24,409,435)		$24,400,193

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.7%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
670,849	2.045%	$670,849
(Cost $670,849)

TOTAL INVESTMENTS – 102.4%
(Cost $25,080,284)		$25,071,042

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%		(602,585)

NET ASSETS – 100.0%		$24,468,457

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 8.8%
158,150	Activision Blizzard, Inc.	$8,002,390
62,673	Alphabet, Inc., Class A*	74,614,087
64,254	Alphabet, Inc., Class C*	76,340,177
1,371,848	AT&T, Inc.	48,371,360
79,830	CBS Corp., Class B	3,357,650
1,367,448	CenturyLink, Inc.	15,561,558
22,075	Charter Communications, Inc., Class A*	9,041,699
930,260	Comcast Corp., Class A	41,173,308
139,114	Electronic Arts, Inc.*	13,032,199
524,618	Facebook, Inc., Class A*	97,405,824
95,212	Fox Corp., Class A	3,158,182
48,044	IAC/InterActiveCorp*	12,233,924
646,959	Interpublic Group of Cos., Inc. (The)	12,861,545
52,015	Liberty Broadband Corp., Class C*	5,484,462
55,730	Netflix, Inc.*	16,370,687
94,926	Omnicom Group, Inc.	7,220,072
17,544	Take-Two Interactive Software, Inc.*	2,315,282
160,073	T-Mobile US, Inc.*	12,493,698
811,512	Verizon Communications, Inc.	47,197,538
1,005,871	Viacom, Inc., Class B	25,126,658
364,936	Walt Disney Co. (The)	50,091,115

		581,453,415

Consumer Discretionary – 12.8%
45,881	Advance Auto Parts, Inc.	6,329,284
87,029	Amazon.com, Inc.*	154,588,742
24,905	AutoZone, Inc.*	27,437,589
278,422	Best Buy Co., Inc.	17,721,560
11,719	Booking Holdings, Inc.*	23,044,359
71,221	Burlington Stores, Inc.*	14,421,540
134,272	Carnival Corp.	5,918,710
6,312	Chipotle Mexican Grill, Inc.*	5,292,107
62,475	Darden Restaurants, Inc.	7,558,225
129,928	Dollar General Corp.	20,280,461
114,427	Dollar Tree, Inc.*	11,617,773
69,959	Domino’s Pizza, Inc.	15,869,500
260,592	eBay, Inc.	10,499,252
44,815	Expedia Group, Inc.	5,830,431
1,911,637	Ford Motor Co.	17,529,711
60,146	Garmin Ltd.	4,906,109
105,766	Genuine Parts Co.	9,549,612
100,053	Hasbro, Inc.	11,052,855
102,099	Hilton Worldwide Holdings, Inc.	9,430,885
299,955	Home Depot, Inc. (The)	68,362,744
628,258	Kohl’s Corp.	29,691,473
47,919	Las Vegas Sands Corp.	2,658,067
49,623	Lear Corp.	5,570,678
72,612	Lennar Corp., Class A	3,703,212
883,395	LKQ Corp.*	23,206,787
304,855	Lowe’s Cos., Inc.	34,204,731
57,959	Marriott International, Inc., Class A	7,306,312
154,039	McDonald’s Corp.	33,575,881
411,244	NIKE, Inc., Class B	34,750,118

Common Stocks – (continued)
Consumer Discretionary – (continued)
140,095	Norwegian Cruise Line Holdings Ltd.*	7,109,821
58,272	O’Reilly Automotive, Inc.*	22,362,463
88,630	PVH Corp.	6,718,154
219,450	Ross Stores, Inc.	23,263,894
299,869	Starbucks Corp.	28,955,351
263,656	Tapestry, Inc.	5,444,496
308,894	Target Corp.	33,064,014
88,784	Tiffany & Co.	7,535,098
523,513	TJX Cos., Inc. (The)	28,777,510
119,278	Tractor Supply Co.	12,152,043
52,937	Ulta Beauty, Inc.*	12,584,713
181,227	VF Corp.	14,851,553
189,369	Yum! Brands, Inc.	22,114,512

		846,842,330

Consumer Staples – 9.5%
160,955	Altria Group, Inc.	7,040,172
197,707	Archer-Daniels-Midland Co.	7,522,751
244,784	Brown-Forman Corp., Class B	14,439,808
156,808	Church & Dwight Co., Inc.	12,510,142
141,967	Clorox Co. (The)	22,453,501
621,613	Coca-Cola Co. (The)	34,213,579
308,921	Colgate-Palmolive Co.	22,906,492
134,583	Conagra Brands, Inc.	3,816,774
17,092	Constellation Brands, Inc., Class A	3,492,750
143,085	Costco Wholesale Corp.	42,175,735
146,606	Estee Lauder Cos., Inc. (The), Class A	29,026,522
139,035	General Mills, Inc.	7,480,083
134,027	Hershey Co. (The)	21,240,599
178,348	Hormel Foods Corp.	7,599,408
95,659	JM Smucker Co. (The)	10,059,500
96,824	Kellogg Co.	6,080,547
135,428	Kimberly-Clark Corp.	19,110,245
79,809	Kraft Heinz Co. (The)	2,036,726
612,764	Kroger Co. (The)	14,510,252
132,288	Lamb Weston Holdings, Inc.	9,311,752
64,675	McCormick & Co., Inc.	10,533,617
552,441	Molson Coors Brewing Co., Class B	28,373,370
279,748	Mondelez International, Inc., Class A	15,447,685
157,012	Monster Beverage Corp.*	9,211,894
350,693	PepsiCo, Inc.	47,950,254
306,554	Philip Morris International, Inc.	22,099,478
441,198	Procter & Gamble Co. (The)	53,045,236
330,600	Sysco Corp.	24,573,498
273,412	Tyson Foods, Inc., Class A	25,438,252
533,683	Walgreens Boots Alliance, Inc.	27,319,233
566,577	Walmart, Inc.	64,737,088

		625,756,943

Energy – 2.4%
29,612	Cheniere Energy, Inc.*	1,768,133
262,877	Chevron Corp.	30,945,880
192,866	ConocoPhillips	10,063,748
61,745	EOG Resources, Inc.	4,580,862

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
763,751	Exxon Mobil Corp.	$52,301,669
319,409	Kinder Morgan, Inc.	6,474,420
474,506	Marathon Petroleum Corp.	23,350,440
49,592	Occidental Petroleum Corp.	2,156,260
76,632	ONEOK, Inc.	5,462,329
86,199	Phillips 66	8,501,807
62,116	Schlumberger Ltd.	2,014,422
74,450	Valero Energy Corp.	5,604,596
130,197	Williams Cos., Inc. (The)	3,072,649

		156,297,215

Financials – 10.8%
188,386	Aflac, Inc.	9,453,210
5,981	Alleghany Corp.*	4,481,623
66,595	Allstate Corp. (The)	6,818,662
644,004	Ally Financial, Inc.	20,189,525
140,594	American Express Co.	16,923,300
75,285	American International Group, Inc.	3,917,831
23,635	Ameriprise Financial, Inc.	3,048,442
727,030	Annaly Capital Management, Inc. REIT	6,034,349
81,816	Aon PLC	15,941,848
154,152	Arch Capital Group Ltd.*	6,089,004
102,226	Arthur J Gallagher & Co.	9,272,921
1,790,600	Bank of America Corp.	49,259,406
107,798	Bank of New York Mellon Corp. (The)	4,533,984
112,890	BB&T Corp.	5,379,209
155,248	Berkshire Hathaway, Inc., Class B*	31,578,996
10,910	BlackRock, Inc.	4,610,130
203,215	Capital One Financial Corp.	17,602,483
28,061	Cboe Global Markets, Inc.	3,343,749
116,719	Charles Schwab Corp. (The)	4,466,836
51,832	Chubb Ltd.	8,100,305
84,743	Cincinnati Financial Corp.	9,532,740
356,081	Citigroup, Inc.	22,913,812
234,665	Citizens Financial Group, Inc.	7,917,597
68,484	CME Group, Inc.	14,880,888
23,905	Comerica, Inc.	1,473,743
99,702	Discover Financial Services	7,973,169
53,391	E*TRADE Financial Corp.	2,228,540
12,478	Everest Re Group Ltd.	2,943,311
42,131	FactSet Research Systems, Inc.	11,463,424
63,265	Fidelity National Financial, Inc.	2,779,864
309,720	Fifth Third Bancorp	8,192,094
26,138	First Republic Bank	2,345,101
45,351	Franklin Resources, Inc.	1,191,824
89,686	Hartford Financial Services Group, Inc. (The)	5,226,900
209,237	Huntington Bancshares, Inc.	2,772,390
106,739	Intercontinental Exchange, Inc.	9,977,962
77,861	Invesco Ltd.	1,222,418
676,879	JPMorgan Chase & Co.	74,361,927
238,350	KeyCorp	3,956,610
141,366	Lincoln National Corp.	7,475,434
97,818	Loews Corp.	4,702,111

Common Stocks – (continued)
Financials – (continued)
22,048	M&T Bank Corp.	3,223,638
4,915	Markel Corp.*	5,618,238
16,554	MarketAxess Holdings, Inc.	6,582,202
137,026	Marsh & McLennan Cos., Inc.	13,687,527
281,407	MetLife, Inc.	12,466,330
98,678	Moody’s Corp.	21,273,003
343,434	Morgan Stanley	14,249,077
50,850	MSCI, Inc.	11,930,936
63,125	Nasdaq, Inc.	6,302,400
41,714	Northern Trust Corp.	3,667,912
49,063	PNC Financial Services Group, Inc. (The)	6,325,693
100,915	Principal Financial Group, Inc.	5,370,696
221,917	Progressive Corp. (The)	16,821,309
123,608	Prudential Financial, Inc.	9,899,765
22,250	Raymond James Financial, Inc.	1,746,848
153,183	Regions Financial Corp.	2,239,535
31,425	Reinsurance Group of America, Inc.	4,838,507
132,632	S&P Global, Inc.	34,509,520
81,839	State Street Corp.	4,199,159
95,124	SunTrust Banks, Inc.	5,851,077
250,585	Synchrony Financial	8,031,249
124,887	T. Rowe Price Group, Inc.	13,815,000
64,751	TD Ameritrade Holding Corp.	2,875,592
50,840	Travelers Cos., Inc. (The)	7,471,446
167,618	US Bancorp	8,831,792
857,583	Wells Fargo & Co.	39,937,640
41,573	Willis Towers Watson PLC	8,230,207

		716,573,970

Health Care – 14.5%
279,922	Abbott Laboratories	23,882,945
281,747	AbbVie, Inc.	18,522,048
39,509	ABIOMED, Inc.*	7,628,003
91,172	Agilent Technologies, Inc.	6,483,241
60,772	Align Technology, Inc.*	11,127,961
142,216	Allergan PLC	22,714,740
20,490	AmerisourceBergen Corp.	1,685,712
154,774	Amgen, Inc.	32,288,952
50,947	Anthem, Inc.	13,323,659
173,537	Baxter International, Inc.	15,262,579
40,927	Becton Dickinson and Co.	10,392,184
62,131	Biogen, Inc.*	13,653,287
235,146	Boston Scientific Corp.*	10,047,789
404,774	Bristol-Myers Squibb Co.	19,457,486
357,029	Cardinal Health, Inc.	15,398,661
126,224	Celgene Corp.*	12,218,483
286,435	Centene Corp.*	13,353,600
146,526	Cerner Corp.	10,097,107
113,216	Cigna Corp.	17,431,867
16,921	Cooper Cos., Inc. (The)	5,241,280
467,778	CVS Health Corp.	28,497,036
111,035	Danaher Corp.	15,776,963
43,896	DexCom, Inc.*	7,532,993
109,230	Edwards Lifesciences Corp.*	24,231,583
233,567	Eli Lilly & Co.	26,386,064

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
29,859	Exact Sciences Corp.*	$3,559,790
337,638	Gilead Sciences, Inc.	21,453,518
48,868	HCA Healthcare, Inc.	5,873,934
135,929	Henry Schein, Inc.*	8,375,945
45,291	Hologic, Inc.*	2,236,017
37,569	Humana, Inc.	10,639,916
87,742	IDEXX Laboratories, Inc.*	25,422,367
34,151	Illumina, Inc.*	9,608,042
99,368	Incyte Corp.*	8,130,290
19,234	Intuitive Surgical, Inc.*	9,835,114
53,001	Ionis Pharmaceuticals, Inc.*	3,350,193
62,612	IQVIA Holdings, Inc.*	9,714,252
613,276	Johnson & Johnson	78,720,107
38,318	Laboratory Corp. of America Holdings*	6,420,564
134,016	McKesson Corp.	18,530,392
152,174	Medtronic PLC	16,418,053
495,872	Merck & Co., Inc.	42,878,052
27,725	Mettler-Toledo International, Inc.*	18,209,503
1,557,179	Mylan NV*	30,318,275
1,367,322	Pfizer, Inc.	48,608,297
50,910	Quest Diagnostics, Inc.	5,211,657
5,409	Regeneron Pharmaceuticals, Inc.*	1,568,880
83,754	ResMed, Inc.	11,666,932
58,284	STERIS PLC	8,999,050
92,185	Stryker Corp.	20,341,542
6,860	Teleflex, Inc.	2,496,491
95,584	Thermo Fisher Scientific, Inc.	27,438,343
214,440	UnitedHealth Group, Inc.	50,178,960
48,378	Universal Health Services, Inc., Class B	6,994,491
76,496	Varian Medical Systems, Inc.*	8,103,221
43,155	Veeva Systems, Inc., Class A*	6,921,199
53,131	Vertex Pharmaceuticals, Inc.*	9,564,643
33,888	Waters Corp.*	7,180,528
28,449	Zimmer Biomet Holdings, Inc.	3,960,101
189,776	Zoetis, Inc.	23,991,482

		955,556,364

Industrials – 8.3%
121,501	3M Co.	19,649,142
89,782	AMETEK, Inc.	7,714,967
70,356	Boeing Co. (The)	25,615,916
215,143	C.H. Robinson Worldwide, Inc.	18,177,432
53,785	Caterpillar, Inc.	6,400,415
65,101	Cintas Corp.	17,173,644
95,386	Copart, Inc.*	7,191,150
14,135	CoStar Group, Inc.*	8,691,187
108,632	CSX Corp.	7,280,517
78,069	Cummins, Inc.	11,653,360
9,302	Deere & Co.	1,440,973
160,338	Delta Air Lines, Inc.	9,277,157
52,901	Dover Corp.	4,958,940
109,507	Eaton Corp. PLC	8,839,405
170,628	Emerson Electric Co.	10,167,722

Common Stocks – (continued)
Industrials – (continued)
59,654	Expeditors International of Washington, Inc.	4,241,399
567,472	Fastenal Co.	17,375,993
39,452	FedEx Corp.	6,257,482
115,743	Fortive Corp.	8,206,179
36,748	General Dynamics Corp.	7,028,790
297,450	General Electric Co.	2,453,962
118,829	Honeywell International, Inc.	19,561,630
8,441	Huntington Ingalls Industries, Inc.	1,764,169
55,921	IDEX Corp.	9,210,748
106,212	IHS Markit Ltd.*	6,968,569
91,808	Illinois Tool Works, Inc.	13,758,347
107,935	Ingersoll-Rand PLC	13,069,849
24,882	J.B. Hunt Transport Services, Inc.	2,688,251
86,403	Jacobs Engineering Group, Inc.	7,677,771
148,015	Johnson Controls International PLC	6,318,760
43,059	Lennox International, Inc.	10,927,513
25,272	Lockheed Martin Corp.	9,707,228
186,823	Masco Corp.	7,609,301
301,756	Nielsen Holdings PLC	6,264,455
40,803	Norfolk Southern Corp.	7,101,762
44,691	Northrop Grumman Corp.	16,440,478
37,336	PACCAR, Inc.	2,447,748
53,275	Parker-Hannifin Corp.	8,831,397
44,245	Raytheon Co.	8,199,483
116,359	Republic Services, Inc.	10,385,041
54,962	Rockwell Automation, Inc.	8,397,644
35,485	Roper Technologies, Inc.	13,014,479
225,966	Southwest Airlines Co.	11,822,541
47,506	Spirit AeroSystems Holdings, Inc., Class A	3,828,984
24,163	Stanley Black & Decker, Inc.	3,210,296
212,743	Textron, Inc.	9,573,435
15,146	TransDigm Group, Inc.	8,153,395
20,079	TransUnion	1,679,608
88,401	Union Pacific Corp.	14,317,426
214,784	United Airlines Holdings, Inc.*	18,108,439
36,720	United Parcel Service, Inc., Class B	4,357,195
77,384	United Rentals, Inc.*	8,710,343
125,842	United Technologies Corp.	16,389,662
74,604	Verisk Analytics, Inc.	12,051,530
61,433	W.W. Grainger, Inc.	16,811,140
123,151	Waste Management, Inc.	14,698,072
62,093	Xylem, Inc.	4,756,945

		548,609,366

Information Technology – 22.7%
221,806	Accenture PLC, Class A	43,955,295
122,219	Adobe, Inc.*	34,772,528
539,253	Advanced Micro Devices, Inc.*	16,959,507
95,403	Akamai Technologies, Inc.*	8,503,269
77,911	Amphenol Corp., Class A	6,820,329
36,643	Analog Devices, Inc.	4,024,501
39,662	ANSYS, Inc.*	8,192,583
975,736	Apple, Inc.	203,675,133
269,648	Applied Materials, Inc.	12,948,497

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
21,639	Arista Networks, Inc.*	$4,903,830
85,923	Autodesk, Inc.*	12,271,523
85,005	Automatic Data Processing, Inc.	14,437,249
44,150	Broadcom, Inc.	12,478,556
92,943	Broadridge Financial Solutions, Inc.	12,030,542
330,227	Cadence Design Systems, Inc.*	22,613,945
115,501	CDW Corp.	13,340,365
872,178	Cisco Systems, Inc.	40,826,652
149,142	Citrix Systems, Inc.	13,867,223
177,058	Cognizant Technology Solutions Corp., Class A	10,869,591
71,995	Corning, Inc.	2,005,061
22,967	Dell Technologies, Inc., Class C*	1,183,489
605,471	DXC Technology Co.	20,113,747
72,183	F5 Networks, Inc.*	9,292,118
145,438	Fidelity National Information Services, Inc.	19,811,564
134,664	Fiserv, Inc.*	14,400,968
17,501	FleetCor Technologies, Inc.*	5,222,298
87,512	Fortinet, Inc.*	6,929,200
44,384	Gartner, Inc.*	5,932,809
43,553	Global Payments, Inc.	7,228,927
39,915	GoDaddy, Inc., Class A*	2,528,216
578,681	HP, Inc.	10,584,075
1,149,872	Intel Corp.	54,515,432
222,882	International Business Machines Corp.	30,207,197
132,722	Intuit, Inc.	38,271,716
58,134	Jack Henry & Associates, Inc.	8,427,105
134,718	Juniper Networks, Inc.	3,120,069
64,343	Keysight Technologies, Inc.*	6,232,263
30,366	KLA Corp.	4,491,131
76,732	Lam Research Corp.	16,152,853
240,281	Leidos Holdings, Inc.	20,990,948
169,959	Mastercard, Inc., Class A	47,821,364
71,532	Maxim Integrated Products, Inc.	3,901,355
36,640	Microchip Technology, Inc.	3,163,131
788,297	Micron Technology, Inc.*	35,686,205
1,732,642	Microsoft Corp.	238,862,026
79,322	Motorola Solutions, Inc.	14,350,143
158,970	NetApp, Inc.	7,640,098
120,447	NVIDIA Corp.	20,176,077
597,017	Oracle Corp.	31,080,705
29,657	Palo Alto Networks, Inc.*	6,038,758
156,062	Paychex, Inc.	12,750,265
144,224	PayPal Holdings, Inc.*	15,727,627
60,504	PTC, Inc.*	3,961,197
104,021	Qorvo, Inc.*	7,430,220
132,367	QUALCOMM, Inc.	10,294,182
156,717	salesforce.com, Inc.*	24,458,822
212,158	Seagate Technology PLC	10,652,453
61,897	ServiceNow, Inc.*	16,207,110
118,780	Skyworks Solutions, Inc.	8,940,571
34,315	Splunk, Inc.*	3,837,103
57,155	Square, Inc., Class A*	3,534,465
151,883	SS&C Technologies Holdings, Inc.	7,079,267

Common Stocks – (continued)
Information Technology – (continued)
419,671	Symantec Corp.	9,757,351
128,600	Synopsys, Inc.*	18,236,766
79,795	TE Connectivity Ltd.	7,278,900
263,249	Texas Instruments, Inc.	32,577,064
117,354	Total System Services, Inc.	15,751,254
38,416	Trimble, Inc.*	1,441,368
30,444	Twilio, Inc., Class A*	3,972,029
91,723	VeriSign, Inc.*	18,697,734
294,974	Visa, Inc., Class A	53,337,199
43,865	VMware, Inc., Class A	6,204,266
80,643	Western Digital Corp.	4,618,425
26,306	Workday, Inc., Class A*	4,663,528
47,403	Xilinx, Inc.	4,932,756
7,190	Zebra Technologies Corp., Class A*	1,474,166

		1,501,668,254

Materials – 1.3%
53,871	Air Products & Chemicals, Inc.	12,170,536
125,734	Ball Corp.	10,110,271
33,213	Eastman Chemical Co.	2,171,134
62,395	Ecolab, Inc.	12,872,712
22,208	International Flavors & Fragrances, Inc.	2,437,328
90,910	International Paper Co.	3,554,581
22,685	LyondellBasell Industries NV, Class A	1,755,365
129,283	Nucor Corp.	6,332,281
22,055	Packaging Corp. of America	2,218,292
45,539	PPG Industries, Inc.	5,045,266
23,746	Sherwin-Williams Co. (The)	12,508,206
401,771	Westrock Co.	13,732,533

		84,908,505

Real Estate – 3.6%
32,878	Alexandria Real Estate Equities, Inc. REIT	4,926,440
80,669	American Tower Corp. REIT	18,569,197
43,841	AvalonBay Communities, Inc. REIT	9,318,843
28,752	Boston Properties, Inc. REIT	3,692,332
268,483	CBRE Group, Inc., Class A*	14,033,606
95,550	Crown Castle International Corp. REIT	13,870,993
90,080	Digital Realty Trust, Inc. REIT	11,136,590
163,030	Duke Realty Corp. REIT	5,424,008
5,975	Equinix, Inc. REIT	3,323,773
104,033	Equity Residential REIT	8,817,837
24,679	Essex Property Trust, Inc. REIT	7,928,376
48,979	Extra Space Storage, Inc. REIT	5,971,520
37,361	Federal Realty Investment Trust REIT	4,827,415
227,828	HCP, Inc. REIT	7,907,910
691,534	Host Hotels & Resorts, Inc. REIT	11,092,205
52,868	Iron Mountain, Inc. REIT	1,683,846
54,459	Mid-America Apartment Communities, Inc. REIT	6,898,866
110,035	Prologis, Inc. REIT	9,201,127
24,139	Public Storage REIT	6,390,559
132,788	Realty Income Corp. REIT	9,801,082

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
38,090	Regency Centers Corp. REIT	$2,457,186
39,320	SBA Communications Corp. REIT	10,318,748
43,940	Simon Property Group, Inc. REIT	6,544,424
78,259	Sun Communities, Inc. REIT	11,566,680
158,522	UDR, Inc. REIT	7,637,590
120,144	Ventas, Inc. REIT	8,817,368
56,241	Vornado Realty Trust REIT	3,400,893
109,721	W.P. Carey, Inc. REIT	9,852,946
115,713	Welltower, Inc. REIT	10,363,256
90,064	Weyerhaeuser Co. REIT	2,369,584

		238,145,200

Utilities – 5.0%
330,437	AES Corp.	5,065,599
114,707	Alliant Energy Corp.	6,016,382
138,432	Ameren Corp.	10,680,029
145,285	American Electric Power Co., Inc.	13,242,728
77,516	American Water Works Co., Inc.	9,869,337
69,656	Atmos Energy Corp.	7,678,181
258,438	CenterPoint Energy, Inc.	7,156,148
153,905	CMS Energy Corp.	9,703,710
122,358	Consolidated Edison, Inc.	10,877,626
146,868	Dominion Energy, Inc.	11,401,363
84,539	DTE Energy Co.	10,961,327
133,747	Duke Energy Corp.	12,403,697
48,781	Edison International	3,525,403
101,545	Entergy Corp.	11,458,338
112,594	Evergy, Inc.	7,318,610
128,873	Eversource Energy	10,326,593
269,479	Exelon Corp.	12,735,578
241,157	FirstEnergy Corp.	11,093,222
115,024	NextEra Energy, Inc.	25,199,458
191,406	NiSource, Inc.	5,656,047
259,712	NRG Energy, Inc.	9,453,517
136,260	PG&E Corp.*	1,423,917
61,696	Pinnacle West Capital Corp.	5,880,246
220,181	PPL Corp.	6,506,349
170,946	Public Service Enterprise Group, Inc.	10,337,105
58,757	Sempra Energy	8,321,754
198,309	Southern Co. (The)	11,553,482
259,529	UGI Corp.	12,631,276
1,515,448	Vistra Energy Corp.	37,810,428
132,869	WEC Energy Group, Inc.	12,724,864
192,002	Xcel Energy, Inc.	12,330,368

		331,342,682

TOTAL INVESTMENTS – 99.7%
(Cost $5,873,964,473)		$6,587,154,244

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		18,895,889

NET ASSETS –100.0%		$6,606,050,133

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.0%
Communication Services – 2.5%
414	Anterix, Inc.*	$16,042
333	ATN International, Inc.	18,921
261	Bandwidth, Inc., Class A*	22,757
1,033	Boston Omaha Corp., Class A*	21,156
2,693	Care.com, Inc.*	26,634
3,363	Cargurus, Inc.*	109,701
3,215	Cars.com, Inc.*	28,646
6,743	Central European Media Enterprises Ltd., Class A (Czech Republic)*	31,288
1,801	Cogent Communications Holdings, Inc.	109,663
4,942	Consolidated Communications Holdings, Inc.	19,916
77	Daily Journal Corp.*(a)	15,437
9,611	DHI Group, Inc.*	34,888
1,823	Emerald Expositions Events, Inc.	17,428
3,792	Entercom Communications Corp., Class A	13,499
8,199	Eros International PLC (India)*	13,856
2,119	EverQuote, Inc., Class A*	47,444
2,086	EW Scripps Co. (The), Class A	25,783
5,795	Fluent, Inc.*	17,269
21,299	Frontier Communications Corp.*(a)	17,050
616	Gaia, Inc.*	4,109
9,638	Gannett Co, Inc.	101,392
10,653	Glu Mobile, Inc.*	47,299
3,258	Gray Television, Inc.*	49,847
1,842	Hemisphere Media Group, Inc.*	21,865
4,163	IDT Corp., Class B*	36,718
1,007	IMAX Corp.*	21,066
1,378	Intelsat S.A.*	28,497
1,754	Iridium Communications, Inc.*	42,412
13,383	Lee Enterprises, Inc.*	23,822
1,532	Liberty Latin America Ltd., Class A (Chile)*	25,155
2,924	Liberty Latin America Ltd., Class C (Chile)*	48,217
1,108	Liberty Media Corp.- Liberty Braves, Class A*	30,437
1,597	Liberty Media Corp.- Liberty Braves, Class C*	43,854
2,915	Liberty TripAdvisor Holdings, Inc., Class A*	25,477
4,495	Marchex, Inc., Class B*	15,283
837	Marcus Corp. (The)	28,090
12,343	Meet Group, Inc. (The)*	42,583
763	Meredith Corp.	33,404
4,292	MSG Networks, Inc., Class A*	70,389
5,075	National CineMedia, Inc.	41,615
6,853	New Media Investment Group, Inc.	60,169
2,405	Ooma, Inc.*	30,062
7,834	Pareteum Corp.*(a)	16,765
3,691	QuinStreet, Inc.*	42,262
1,850	Reading International, Inc., Class A*	22,940
4,867	Rosetta Stone, Inc.*	88,823
185	Saga Communications, Inc., Class A	5,280
2,834	Scholastic Corp.	99,388
1,382	Shenandoah Telecommunications Co.	43,588

Common Stocks – (continued)
Communication Services – (continued)
2,684	Spok Holdings, Inc.	31,537
3,388	TechTarget, Inc.*	80,431
7,162	TEGNA, Inc.	102,488
9,472	TrueCar, Inc.*	37,509
20,272	Vonage Holdings Corp.*	267,996
4,269	Yelp, Inc.*	143,054

		2,461,201

Consumer Discretionary – 11.4%
4,708	1-800-Flowers.com, Inc., Class A*	69,302
4,638	Aaron’s, Inc.	297,342
4,630	Abercrombie & Fitch Co., Class A	67,691
2,012	Acushnet Holdings Corp.	52,252
2,056	Adient PLC	41,470
3,728	Adtalem Global Education, Inc.*	159,260
3,265	American Axle & Manufacturing Holdings, Inc.*	20,700
7,721	American Eagle Outfitters, Inc.	129,867
2,500	American Outdoor Brands Corp.*	15,025
3,361	American Public Education, Inc.*	81,437
1,091	America’s Car-Mart, Inc.*	93,586
799	Asbury Automotive Group, Inc.*	75,346
31,150	Ascena Retail Group, Inc.*	7,753
6,548	Barnes & Noble Education, Inc.*	25,537
1,789	Bassett Furniture Industries, Inc.	21,790
7,629	BBX Capital Corp.	31,660
3,608	Beazer Homes USA, Inc.*	45,208
5,145	Bed Bath & Beyond, Inc.	49,752
2,336	Big Lots, Inc.	53,144
212	Biglari Holdings, Inc., Class B*	18,594
815	BJ’s Restaurants, Inc.	29,699
2,697	Bloomin’ Brands, Inc.	48,654
2,887	Boot Barn Holdings, Inc.*	98,880
3,520	Boyd Gaming Corp.	84,621
2,654	Brinker International, Inc.	100,852
2,351	Buckle, Inc. (The)	46,080
2,737	Caleres, Inc.	55,151
3,999	Callaway Golf Co.	71,022
10,214	Career Education Corp.*	209,489
1,836	Carriage Services, Inc.	39,052
2,054	Cato Corp. (The), Class A	35,185
257	Cavco Industries, Inc.*	47,152
4,007	Century Casinos, Inc.*	30,774
2,041	Cheesecake Factory, Inc. (The)	77,538
3,470	Chegg, Inc.*	137,551
10,742	Chico’s FAS, Inc.	33,515
1,032	Children’s Place, Inc. (The)	90,042
1,103	Churchill Downs, Inc.	135,956
1,583	Citi Trends, Inc.	26,610
2,187	Clarus Corp.	24,079
2,003	Collectors Universe, Inc.	51,918
1,432	Conn’s, Inc.*	28,869
2,695	Container Store Group, Inc. (The)*	12,074
2,035	Cooper Tire & Rubber Co.	47,802
453	Cooper-Standard Holdings, Inc.*	16,960
2,082	Core-Mark Holding Co, Inc.	67,436

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
623	Cracker Barrel Old Country Store, Inc.	$103,044
6,993	Crocs, Inc.*	155,944
4,770	Dana, Inc.	60,722
994	Dave & Buster’s Entertainment, Inc.(a)	42,792
1,781	Deckers Outdoor Corp.*	262,608
3,423	Del Taco Restaurants, Inc.*	38,269
839	Delta Apparel, Inc.*	18,827
6,247	Denny’s Corp.*	147,367
2,698	Designer Brands, Inc., Class A	44,490
619	Dillard’s, Inc., Class A(a)	36,224
298	Dine Brands Global, Inc.	21,024
1,915	Dorman Products, Inc.*	136,118
2,577	Drive Shack, Inc.*	12,138
2,441	Duluth Holdings, Inc., Class B*(a)	22,433
2,779	El Pollo Loco Holdings, Inc.*	28,374
1,750	Eldorado Resorts, Inc.*(a)	67,392
3,187	Ethan Allen Interiors, Inc.	54,816
3,888	Everi Holdings, Inc.*	34,759
8,225	Express, Inc.*	17,437
2,954	Fiesta Restaurant Group, Inc.*	25,523
6,903	Fossil Group, Inc.*(a)	88,358
2,540	Fox Factory Holding Corp.*	182,982
835	Funko, Inc., Class A*(a)	20,032
3,722	GameStop Corp., Class A(a)	14,776
1,783	Genesco, Inc.*	63,617
2,090	Gentherm, Inc.*	76,703
1,614	G-III Apparel Group Ltd.*	33,103
1,882	Golden Entertainment, Inc.*	26,687
7,188	GoPro, Inc., Class A*(a)	27,818
269	Green Brick Partners, Inc.*	2,472
641	Group 1 Automotive, Inc.	47,896
22,086	Groupon, Inc.*	54,773
2,010	Guess?, Inc.	36,321
1,952	Habit Restaurants, Inc. (The), Class A*	17,100
2,722	Haverty Furniture Cos, Inc.	52,126
854	Helen of Troy Ltd.*	131,098
2,650	Hibbett Sports, Inc.*	43,831
6,191	Houghton Mifflin Harcourt Co.*	36,836
2,513	Hudson Ltd, Class A*	27,266
995	Installed Building Products, Inc.*	56,625
1,608	International Speedway Corp., Class A	72,392
1,401	iRobot Corp.*	86,596
3,172	J Alexander’s Holdings, Inc.*	37,430
1,250	Jack in the Box, Inc.	106,650
17,901	JC Penney Co., Inc.*	13,320
909	Johnson Outdoors, Inc., Class A	50,904
6,147	K12, Inc.*	161,973
4,325	KB Home	121,489
706	Kontoor Brands, Inc.*	24,173
1,608	Lands’ End, Inc.*	12,462
4,251	Laureate Education, Inc., Class A*	77,793
3,547	La-Z-Boy, Inc.	113,043
1,419	LCI Industries	120,260
2,885	Leaf Group Ltd.*	12,059
272	LGI Homes, Inc.*	22,171
2,332	Lifetime Brands, Inc.	18,003

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,755	Lindblad Expeditions Holdings, Inc.*	32,748
3,409	Liquidity Services, Inc.*	25,806
255	Lithia Motors, Inc., Class A	33,423
611	Lovesac Co. (The)*	10,509
2,502	Lumber Liquidators Holdings, Inc.*(a)	23,544
1,469	M/I Homes, Inc.*	53,090
1,271	Malibu Boats, Inc., Class A*	35,359
1,566	Marine Products Corp.	23,694
1,114	Marriott Vacations Worldwide Corp.	109,829
3,411	MasterCraft Boat Holdings, Inc.*	51,677
1,528	MDC Holdings, Inc.	59,088
1,290	Meritage Homes Corp.*	84,289
2,298	Michaels Cos., Inc. (The)*	13,030
1,925	Modine Manufacturing Co.*	19,654
881	Monarch Casino & Resort, Inc.*	39,099
724	Monro, Inc.	56,269
866	Movado Group, Inc.	18,636
1,275	Murphy USA, Inc.*	113,985
704	Nathan’s Famous, Inc.	46,886
936	National Vision Holdings, Inc.*	26,545
22,004	Office Depot, Inc.	28,605
1,892	Overstock.com, Inc.*	29,761
1,519	Oxford Industries, Inc.	105,996
1,926	Papa John’s International, Inc.	95,838
5,350	Penn National Gaming, Inc.*	102,559
1,524	PetMed Express, Inc.(a)	24,079
5,268	Potbelly Corp.*	24,391
2,572	Quotient Technology, Inc.*	18,878
1,556	RCI Hospitality Holdings, Inc.	27,697
1,218	Red Robin Gourmet Burgers, Inc.*	40,791
948	Red Rock Resorts, Inc., Class A	19,766
4,922	Regis Corp.*	79,589
6,097	Rent-A-Center, Inc.*	155,656
1,174	RH*	168,175
5,678	RTW RetailWinds, Inc.*	5,735
2,961	Rubicon Project, Inc. (The)*	30,291
3,540	Ruth’s Hospitality Group, Inc.	68,853
5,734	Sally Beauty Holdings, Inc.*	70,127
1,079	Scientific Games Corp.*(a)	19,940
2,193	SeaWorld Entertainment, Inc.*	63,619
415	Shake Shack, Inc., Class A*	41,151
2,309	Shoe Carnival, Inc.	70,979
1,879	Shutterfly, Inc.*	95,604
1,513	Shutterstock, Inc.*	53,121
1,897	Signet Jewelers Ltd.	23,219
1,618	Skyline Champion Corp.*	45,304
2,422	Sleep Number Corp.*	101,336
4,355	Sonos, Inc.*	63,235
2,533	Speedway Motorsports, Inc.	50,027
713	Stamps.com, Inc.*	45,889
1,911	Standard Motor Products, Inc.	84,676
4,090	Steven Madden Ltd.	135,870
1,871	Stitch Fix, Inc., Class A*(a)	35,661
4,881	Stoneridge, Inc.*	149,895
744	Strategic Education, Inc.	125,907
1,510	Sturm Ruger & Co., Inc.	61,925

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
4,265	Tailored Brands, Inc.	$23,116
4,174	Taylor Morrison Home Corp.*	99,592
2,103	Texas Roadhouse, Inc.	108,220
3,243	Tilly’s, Inc., Class A	34,733
1,294	TopBuild Corp.*	119,850
1,296	Tower International, Inc.	40,085
4,638	TRI Pointe Group, Inc.*	64,932
2,369	Tupperware Brands Corp.	30,821
4,977	Vera Bradley, Inc.*	52,706
3,351	Vista Outdoor, Inc.*	18,732
5,850	Weight Watchers International, Inc.*	175,441
871	Weyco Group, Inc.	21,366
1,058	William Lyon Homes, Class A*	18,695
1,879	Wingstop, Inc.	188,219
534	Winmark Corp.	86,775
627	Winnebago Industries, Inc.	20,077
3,643	Wolverine World Wide, Inc.	94,536
4,688	ZAGG, Inc.*	30,050
3,217	Zumiez, Inc.*	83,578

		10,977,945

Consumer Staples – 3.0%
390	Alico, Inc.	11,641
1,128	B&G Foods, Inc.(a)	19,097
2,039	BJ’s Wholesale Club Holdings, Inc.*	53,544
680	Boston Beer Co, Inc. (The), Class A*	298,126
421	Calavo Growers, Inc.	37,322
1,753	Cal-Maine Foods, Inc.	71,067
5,640	Celsius Holdings, Inc.*(a)	23,124
1,224	Central Garden & Pet Co.*(a)	32,338
1,352	Central Garden & Pet Co., Class A*	32,529
1,666	Chefs’ Warehouse, Inc. (The)*	64,274
451	Coca-Cola Consolidated, Inc.	151,811
6,330	Darling Ingredients, Inc.*	117,738
20,430	Dean Foods Co.(a)	20,634
1,433	Edgewell Personal Care Co.*	39,895
1,929	Farmer Brothers Co.*	23,418
2,003	Fresh Del Monte Produce, Inc.	52,158
3,184	Freshpet, Inc.*	156,271
5,720	Hostess Brands, Inc.*	80,194
2,041	Ingles Markets, Inc., Class A	79,354
912	Inter Parfums, Inc.	58,632
631	J&J Snack Foods Corp.	121,821
466	John B Sanfilippo & Son, Inc.	43,152
754	Lancaster Colony Corp.	110,009
2,417	Landec Corp.*	26,563
3,425	Lifevantage Corp.*	41,648
858	Medifast, Inc.	85,766
450	MGP Ingredients, Inc.	21,677
1,305	National Beverage Corp.(a)	53,375
1,875	Nature’s Sunshine Products, Inc.*	17,644
4,337	New Age Beverages Corp.*(a)	13,184
190	Oil-Dri Corp. of America	5,844
4,897	Performance Food Group Co.*	229,131
3,097	Rite Aid Corp.*(a)	20,007
731	Sanderson Farms, Inc.	109,372

Common Stocks – (continued)
Consumer Staples – (continued)
2,042	Simply Good Foods Co. (The)*	60,504
1,963	SpartanNash Co.	21,142
691	Tootsie Roll Industries, Inc.	25,346
1,250	Turning Point Brands, Inc.(a)	44,813
3,262	United Natural Foods, Inc.*	26,226
1,088	Universal Corp.	54,465
1,284	USANA Health Sciences, Inc.*	87,273
4,099	Vector Group Ltd.	47,876
1,965	Village Super Market, Inc., Class A	49,066
704	WD-40 Co.	128,339
1,119	Weis Markets, Inc.	42,779

		2,910,189

Energy – 2.0%
18,263	Abraxas Petroleum Corp.*	9,531
1,109	Arch Coal, Inc., Class A	84,905
3,583	C&J Energy Services, Inc.*	34,253
2,746	Cactus, Inc., Class A*	69,941
2,094	Carrizo Oil & Gas, Inc.*	17,359
1,401	CONSOL Energy, Inc.*	23,481
735	Contura Energy, Inc.*	21,168
953	CVR Energy, Inc.	37,910
3,263	Delek US Holdings, Inc.	106,863
19,578	Denbury Resources, Inc.*	21,144
3,547	DHT Holdings, Inc.	19,934
1,755	DMC Global, Inc.	76,220
4,014	Dorian LPG Ltd.*	41,705
2,904	Era Group, Inc.*	27,530
6,271	Evolution Petroleum Corp.	37,124
2,504	Exterran Corp.*	26,417
2,496	Falcon Minerals Corp.	14,627
8,033	FTS International, Inc.*	20,163
1,471	Golar LNG Ltd. (Bermuda)	17,225
3,966	Hallador Energy Co.	15,745
4,444	Helix Energy Solutions Group, Inc.*	32,175
10,512	Keane Group, Inc.*	55,714
5,204	Liberty Oilfield Services, Inc., Class A	56,047
1,714	Magnolia Oil & Gas Corp., Class A*	17,500
3,088	Mammoth Energy Services, Inc.	11,240
3,895	Matrix Service Co.*	77,394
91	NACCO Industries, Inc., Class A	4,530
5,390	Newpark Resources, Inc.*	35,628
1,155	Nine Energy Service, Inc.*	6,329
20,218	Northern Oil and Gas, Inc.*(a)	37,201
1,967	Oceaneering International, Inc.*	25,492
1,981	Oil States International, Inc.*	27,318
6,190	Overseas Shipholding Group, Inc., Class A*	10,090
2,457	Par Pacific Holdings, Inc.*	53,415
581	PDC Energy, Inc.*	18,505
3,574	Peabody Energy Corp.	65,869
1,481	Penn Virginia Corp.*	42,208
4,258	ProPetro Holding Corp.*	45,348
4,844	Renewable Energy Group, Inc.*	58,951
1,089	REX American Resources Corp.*	74,793
3,288	RigNet, Inc.*	25,778

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
8,292	RPC, Inc.(a)	$44,031
1,512	Scorpio Tankers, Inc. (Monaco)	39,750
590	SEACOR Holdings, Inc.*	27,712
1,669	Select Energy Services, Inc., Class A*	13,619
3,278	Solaris Oilfield Infrastructure, Inc., Class A	45,073
7,775	Southwestern Energy Co.*	12,285
15,125	Superior Energy Services, Inc.*	5,064
22,882	Teekay Tankers Ltd., Class A (Bermuda)*	25,399
2,554	Tellurian, Inc.*(a)	16,678
22,958	W&T Offshore, Inc.*	100,556
1,714	Whiting Petroleum Corp.*(a)	11,364
1,688	World Fuel Services Corp.	64,819

		1,911,120

Financials – 19.7%
947	1st Constitution Bancorp	16,487
865	1st Source Corp.	38,380
397	ACNB Corp.	13,371
3,745	AG Mortgage Investment Trust, Inc. REIT	56,138
816	Allegiance Bancshares, Inc.*	26,447
1,524	Ambac Financial Group, Inc.*	27,493
1,048	Amerant Bancorp, Inc.*	17,355
5,559	American Equity Investment Life Holding Co.	119,796
990	American National Bankshares, Inc.	33,858
884	Ameris Bancorp	31,108
1,456	AMERISAFE, Inc.	100,027
439	Ames National Corp.	11,620
7,128	Anworth Mortgage Asset Corp. REIT	22,097
5,524	Apollo Commercial Real Estate Finance, Inc. REIT	102,470
3,510	Ares Commercial Real Estate Corp. REIT	52,615
2,990	Ares Management Corp., Class A	87,009
1,501	Argo Group International Holdings Ltd.	98,646
1,714	ARMOUR Residential REIT, Inc. REIT	28,144
1,747	Arrow Financial Corp.	56,184
4,209	Artisan Partners Asset Management, Inc., Class A	112,128
486	Associated Capital Group, Inc., Class A(a)	16,893
1,972	Atlantic Capital Bancshares, Inc.*	32,144
3,161	Atlantic Union Bankshares Corp.	114,144
5,579	Axos Financial, Inc.*	144,552
2,648	B. Riley Financial, Inc.	56,032
4,363	Banc of California, Inc.	63,569
1,526	BancFirst Corp.	82,053
1,085	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	19,671
3,736	BancorpSouth Bank	103,076
569	Bank First Corp.(a)	30,971
2,820	Bank of Commerce Holdings	28,200
899	Bank of Marin Bancorp	36,508
4,755	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	131,048
2,121	BankFinancial Corp.	24,731
1,052	Bankwell Financial Group, Inc.	27,678

Common Stocks – (continued)
Financials – (continued)
871	Bar Harbor Bankshares	19,223
2,389	BCB Bancorp, Inc.	29,528
2,523	Berkshire Hills Bancorp, Inc.	74,000
3,467	Blackstone Mortgage Trust, Inc., Class A REIT	120,652
2,476	Blucora, Inc.*	55,908
3,698	Boston Private Financial Holdings, Inc.	39,273
1,315	Bridge Bancorp, Inc.	35,387
5,774	Brightsphere Investment Group, Inc.	52,486
3,561	Brookline Bancorp, Inc.	49,996
1,351	Bryn Mawr Bank Corp.	46,069
513	C&F Financial Corp.	24,316
4,553	Cadence BanCorp	69,980
380	Cambridge Bancorp	28,097
1,996	Camden National Corp.	82,754
1,643	Cannae Holdings, Inc.*	45,708
1,965	Capital City Bank Group, Inc.	47,907
3,669	Capitol Federal Financial, Inc.	49,421
1,380	Capstar Financial Holdings, Inc.	21,335
6,189	Capstead Mortgage Corp. REIT	44,994
1,253	Carolina Financial Corp.	42,790
3,627	Cathay General Bancorp	120,380
4,211	CenterState Bank Corp.	95,253
1,350	Central Pacific Financial Corp.	37,557
1,402	Central Valley Community Bancorp	27,451
519	Century Bancorp, Inc., Class A	42,039
600	Chemung Financial Corp.	24,114
3,411	Cherry Hill Mortgage Investment Corp. REIT	41,034
1,122	Citizens & Northern Corp.	26,614
1,452	City Holding Co.	107,956
2,452	Civista Bancshares, Inc.	50,094
1,173	CNB Financial Corp.	31,014
3,307	CNO Financial Group, Inc.	47,885
1,239	Codorus Valley Bancorp, Inc.	27,704
2,373	Cohen & Steers, Inc.	127,976
1,196	Colony Bankcorp, Inc.	19,088
2,461	Colony Credit Real Estate, Inc. REIT	30,836
2,593	Columbia Banking System, Inc.	89,484
1,925	Community Bank System, Inc.	117,406
5,301	Community Bankers Trust Corp.	41,136
622	Community Financial Corp. (The)	19,549
1,209	Community Trust Bancorp, Inc.	47,030
1,589	ConnectOne Bancorp, Inc.	32,543
1,798	Cowen, Inc., Class A*	28,067
2,252	Crawford & Co., Class A	21,732
3,374	Customers Bancorp, Inc.*	63,735
4,211	CVB Financial Corp.	86,620
417	Diamond Hill Investment Group, Inc.	56,253
2,086	Dime Community Bancshares, Inc.	41,365
445	DNB Financial Corp.	18,316
1,767	Donegal Group, Inc., Class A	25,498
3,863	Donnelley Financial Solutions, Inc.*	41,064
3,046	Dynex Capital, Inc. REIT	43,010
1,624	Eagle Bancorp, Inc.	66,162
409	eHealth, Inc.*	34,074

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
1,883	Ellington Financial, Inc.	$32,896
1,105	EMC Insurance Group, Inc.	39,714
2,845	Employers Holdings, Inc.	122,705
1,937	Encore Capital Group, Inc.*	71,475
2,927	Enova International, Inc.*	69,955
303	Enstar Group Ltd. (Bermuda)*	54,122
1,588	Entegra Financial Corp.*	47,704
200	Enterprise Bancorp, Inc.	5,786
1,733	Enterprise Financial Services Corp.	68,315
881	Equity Bancshares, Inc., Class A*	22,289
643	Esquire Financial Holdings, Inc.*	15,110
1,624	ESSA Bancorp, Inc.	24,847
6,116	Essent Group Ltd.*	296,626
934	Evans Bancorp, Inc.	31,859
3,604	EZCORP, Inc., Class A*	28,363
1,046	Farmers & Merchants Bancorp, Inc.	26,757
2,048	Farmers National Banc Corp.	27,648
1,410	FB Financial Corp.	50,577
634	FBL Financial Group, Inc., Class A	34,382
1,975	Federal Agricultural Mortgage Corp., Class C	162,641
5,628	Federated Investors, Inc., Class B	180,321
5,197	FGL Holdings	41,472
1,989	Financial Institutions, Inc.	57,800
1,397	First Bancorp, Inc.	35,484
9,960	First BanCorp. (Puerto Rico)	95,417
1,883	First Bancorp/Southern Pines NC	66,319
983	First Bancshares, Inc. (The)	31,004
1,360	First Bank/Hamilton NJ	14,362
2,253	First Busey Corp.	55,198
1,483	First Business Financial Services, Inc.	33,442
5,117	First Commonwealth Financial Corp.	63,297
953	First Community Bankshares, Inc.	30,315
1,939	First Defiance Financial Corp.	50,705
5,139	First Financial Bancorp	120,355
6,577	First Financial Bankshares, Inc.	201,388
960	First Financial Corp.	38,976
1,591	First Financial Northwest, Inc.	21,829
2,593	First Foundation, Inc.	36,198
1,077	First Guaranty Bancshares, Inc.	20,441
1,166	First Internet Bancorp	23,577
1,451	First Interstate BancSystem, Inc., Class A	56,589
3,143	First Merchants Corp.	112,268
1,085	First Mid Bancshares, Inc.	34,818
3,163	First Midwest Bancorp, Inc.	60,730
2,107	First Northwest Bancorp	33,670
2,113	First of Long Island Corp. (The)	45,979
1,457	FirstCash, Inc.	143,850
2,662	Flagstar Bancorp, Inc.	96,764
3,514	Flushing Financial Corp.	67,785
719	Focus Financial Partners, Inc., Class A*	14,754
1,159	Franklin Financial Network, Inc.	33,530
796	FS Bancorp, Inc.	38,526
6,699	Fulton Financial Corp.	106,849
15,761	Genworth Financial, Inc., Class A*	69,821
2,354	German American Bancorp, Inc.	71,868

Common Stocks – (continued)
Financials – (continued)
3,419	Glacier Bancorp, Inc.	135,700
749	Global Indemnity Ltd. (Cayman Islands)	19,287
445	Goosehead Insurance, Inc., Class A	20,577
1,814	Granite Point Mortgage Trust, Inc. REIT	33,178
3,010	Great Ajax Corp. REIT	43,886
1,493	Great Southern Bancorp, Inc.	84,116
2,206	Great Western Bancorp, Inc.	65,805
1,776	Green Dot Corp., Class A*	54,310
3,640	Greenhill & Co., Inc.	51,106
725	Hallmark Financial Services, Inc.*	12,745
1,940	Hamilton Lane, Inc., Class A	120,552
3,248	Hancock Whitney Corp.	114,037
2,264	Hanmi Financial Corp.	40,548
3,474	HarborOne Bancorp, Inc.*	34,601
2,438	Health Insurance Innovations, Inc., Class A*(a)	44,713
1,922	Heartland Financial USA, Inc.	84,049
4,240	Heritage Commerce Corp.	49,142
1,465	Heritage Financial Corp.	38,354
1,322	Heritage Insurance Holdings, Inc.	17,331
3,550	Hilltop Holdings, Inc.	84,312
287	Hingham Institution for Savings	51,689
879	Home Bancorp, Inc.	32,769
6,205	Home BancShares, Inc.	109,953
2,502	HomeStreet, Inc.*	65,978
1,385	HomeTrust Bancshares, Inc.	34,930
4,007	Hope Bancorp, Inc.	53,734
1,890	Horace Mann Educators Corp.	82,914
2,193	Horizon Bancorp, Inc.	35,658
2,371	Houlihan Lokey, Inc.	104,751
1,221	Howard Bancorp, Inc.*	18,059
2,125	IBERIABANK Corp.	146,604
1,693	Independent Bank Corp.	114,464
2,489	Independent Bank Corp.	48,361
1,087	Independent Bank Group, Inc.	53,165
2,476	International Bancshares Corp.	88,121
1,263	INTL. FCStone, Inc.*	49,522
6,307	Invesco Mortgage Capital, Inc. REIT	94,794
1,467	Investar Holding Corp.	34,064
7,959	Investors Bancorp, Inc.	88,345
278	Investors Title Co.	40,922
1,663	James River Group Holdings Ltd.	81,953
2,661	Kearny Financial Corp.	33,475
1,591	Kinsale Capital Group, Inc.	156,284
1,882	KKR Real Estate Finance Trust, Inc. REIT	35,589
5,103	Ladder Capital Corp. REIT	85,628
2,799	Lakeland Bancorp, Inc.	41,649
2,081	Lakeland Financial Corp.	88,089
392	LCNB Corp.	6,574
2,575	LegacyTexas Financial Group, Inc.	104,030
2,491	Live Oak Bancshares, Inc.	44,689
4,732	Macatawa Bank Corp.	46,799
1,590	Malvern Bancorp, Inc.*	33,628
477	Marlin Business Services Corp.	10,317
1,272	Mercantile Bank Corp.	39,139
2,212	Meridian Bancorp, Inc.	38,666

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
1,579	Meta Financial Group, Inc.	$48,807
1,298	Midland States Bancorp, Inc.	33,449
2,273	MidSouth Bancorp, Inc.	23,526
1,070	MidWestOne Financial Group, Inc.	30,998
952	MMA Capital Holdings, Inc.*	28,179
2,572	Moelis & Co., Class A	86,239
14,371	Mr Cooper Group, Inc.*	126,608
446	MutualFirst Financial, Inc.	13,456
951	National Bank Holdings Corp., Class A	31,041
100	National Bankshares, Inc.	3,350
3,912	National General Holdings Corp.	92,245
188	National Western Life Group, Inc., Class A	48,470
1,780	NBT Bancorp, Inc.	62,247
1,208	Nelnet, Inc., Class A	80,996
12,534	New York Mortgage Trust, Inc. REIT	77,084
746	NI Holdings, Inc.*	12,533
1,043	Nicolet Bankshares, Inc.*	66,105
4,028	NMI Holdings, Inc., Class A*	114,154
1,809	Northeast Bank	37,971
1,150	Northrim BanCorp, Inc.	41,630
3,135	Northwest Bancshares, Inc.	49,564
1,103	Norwood Financial Corp.	33,884
1,554	OceanFirst Financial Corp.	32,665
3,856	OFG Bancorp (Puerto Rico)	79,125
1,009	Ohio Valley Banc Corp.	32,500
1,401	Old Line Bancshares, Inc.	37,014
5,213	Old National Bancorp	87,578
2,702	Old Second Bancorp, Inc.	31,857
4,734	On Deck Capital, Inc.*	15,385
1,094	Oppenheimer Holdings, Inc., Class A	30,369
1,578	Opus Bank	32,759
3,909	Orchid Island Capital, Inc. REIT	21,226
3,600	Oritani Financial Corp.	61,668
2,373	Pacific Mercantile Bancorp*	18,035
1,255	Pacific Premier Bancorp, Inc.	36,972
992	Park National Corp.	89,359
1,575	Parke Bancorp, Inc.	35,863
1,596	PCSB Financial Corp.	31,457
1,750	Peapack Gladstone Financial Corp.	49,227
747	Penns Woods Bancorp, Inc.	30,844
3,958	PennyMac Financial Services, Inc.*	117,117
4,686	PennyMac Mortgage Investment Trust REIT	101,967
1,147	Peoples Bancorp of North Carolina, Inc.	31,967
1,876	Peoples Bancorp, Inc.	57,612
914	Peoples Financial Services Corp.	40,920
1,734	People’s Utah Bancorp	45,951
457	Piper Jaffray Cos	33,251
510	PJT Partners, Inc., Class A	21,221
1,850	PRA Group, Inc.*	63,159
1,858	Preferred Bank	92,826
2,355	Premier Financial Bancorp, Inc.	36,502
1,171	ProAssurance Corp.	45,751
1,284	Protective Insurance Corp., Class B	20,801
3,046	Provident Financial Services, Inc.	72,525

Common Stocks – (continued)
Financials – (continued)
2,005	Prudential Bancorp, Inc.	32,441
4,175	Pzena Investment Management, Inc., Class A	33,943
1,275	QCR Holdings, Inc.	45,020
12,309	Radian Group, Inc.	277,568
2,589	Ready Capital Corp. REIT	38,007
5,192	Redwood Trust, Inc. REIT	86,187
1,518	Regional Management Corp.*	39,088
1,039	Reliant Bancorp, Inc.	23,803
1,723	Renasant Corp.	56,497
1,375	Republic Bancorp, Inc., Class A	58,369
4,892	Riverview Bancorp, Inc.	34,489
1,800	RLI Corp.	164,826
1,873	S&T Bancorp, Inc.	64,094
189	Safeguard Scientifics, Inc.*	2,260
1,132	Safety Insurance Group, Inc.	109,170
2,053	Sandy Spring Bancorp, Inc.	68,734
362	SB One Bancorp	8,080
1,973	Seacoast Banking Corp. of Florida*	46,050
3,105	Selective Insurance Group, Inc.	247,251
3,787	ServisFirst Bancshares, Inc.	115,125
2,127	Shore Bancshares, Inc.	32,671
1,626	Sierra Bancorp	40,065
3,334	Simmons First National Corp., Class A	80,016
1,079	SmartFinancial, Inc.*	20,911
1,114	South State Corp.	81,968
1,395	Southern First Bancshares, Inc.*	53,247
1,497	Southern Missouri Bancorp, Inc.	50,000
2,147	Southern National Bancorp of Virginia, Inc.	31,389
1,499	Southside Bancshares, Inc.	49,362
818	State Auto Financial Corp.	26,151
1,546	Stewart Information Services Corp.	55,378
2,383	Stifel Financial Corp.	127,300
2,320	Stock Yards Bancorp, Inc.	84,216
844	Summit Financial Group, Inc.	20,788
2,241	TCF Financial Corp.	86,413
1,443	Territorial Bancorp, Inc.	39,466
3,541	Third Point Reinsurance Ltd. (Bermuda)*	33,356
1,537	Timberland Bancorp, Inc.	39,301
845	Tompkins Financial Corp.	66,839
3,139	Towne Bank/Portsmouth VA	82,462
1,896	TPG RE Finance Trust, Inc. REIT	36,801
2,056	TriCo Bancshares	72,700
2,720	TriState Capital Holdings, Inc.*	53,720
1,557	Triumph Bancorp, Inc.*	46,694
6,551	TrustCo Bank Corp.	50,246
2,902	Trustmark Corp.	94,837
1,707	UMB Financial Corp.	106,380
2,889	United Bankshares, Inc.	106,546
3,042	United Community Banks, Inc.	80,339
2,802	United Community Financial Corp.	27,039
3,470	United Financial Bancorp, Inc.	43,375
754	United Fire Group, Inc.	34,051
1,654	United Security Bancshares	17,169
1,904	Unity Bancorp, Inc.	37,376

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
4,924	Universal Insurance Holdings, Inc.	$123,100
1,557	Univest Financial Corp	39,408
11,201	Valley National Bancorp	117,723
2,293	Veritex Holdings, Inc.	54,115
470	Virtus Investment Partners, Inc.	50,144
6,052	Waddell & Reed Financial, Inc., Class A	97,861
3,635	Walker & Dunlop, Inc.	203,051
4,051	Washington Federal, Inc.	144,216
1,538	Washington Trust Bancorp, Inc.	71,363
2,836	Waterstone Financial, Inc.	47,049
703	Watford Holdings Ltd. (Bermuda)*(a)	16,310
2,394	WesBanco, Inc.	81,923
2,454	West Bancorporation, Inc.	51,141
1,183	Westamerica Bancorporation	72,885
6,075	Western Asset Mortgage Capital Corp. REIT	57,105
3,541	Western New England Bancorp, Inc.	31,479
669	World Acceptance Corp.*	88,910
1,629	WSFS Financial Corp.	67,147

		19,008,146

Health Care – 14.7%
3,308	ACADIA Pharmaceuticals, Inc.*	91,499
487	Acceleron Pharma, Inc.*	21,871
5,056	Accuray, Inc.*	13,550
7,018	Achillion Pharmaceuticals, Inc.*	30,528
9,018	Acorda Therapeutics, Inc.*	29,128
1,263	Addus HomeCare Corp.*	111,119
1,781	Adverum Biotechnologies, Inc.*	18,398
15,051	Affimed NV (Germany)*	41,842
4,498	Akorn, Inc.*	12,999
1,385	Alector, Inc.*	22,797
734	Allogene Therapeutics, Inc.*(a)	19,987
8,608	Allscripts Healthcare Solutions, Inc.*	78,161
7,460	Alphatec Holdings, Inc.*	39,016
8,367	AMAG Pharmaceuticals, Inc.*	91,368
2,425	Amedisys, Inc.*	312,122
3,507	American Renal Associates Holdings, Inc.*	21,743
1,627	Amicus Therapeutics, Inc.*	16,091
3,021	AMN Healthcare Services, Inc.*	176,426
3,028	Amneal Pharmaceuticals, Inc.*	7,721
2,782	Amphastar Pharmaceuticals, Inc.*	62,484
362	AnaptysBio, Inc.*	14,715
4,217	AngioDynamics, Inc.*	77,466
1,518	ANI Pharmaceuticals, Inc.*	99,429
1,535	Anika Therapeutics, Inc.*	87,127
6,461	Antares Pharma, Inc.*	20,934
847	Apellis Pharmaceuticals, Inc.*	24,648
3,133	Apyx Medical Corp.*	22,276
4,749	Arena Pharmaceuticals, Inc.*	251,175
1,948	ArQule, Inc.*	17,454
3,017	Arrowhead Pharmaceuticals, Inc.*	103,091
14,252	Assertio Therapeutics, Inc.*	20,523
2,594	AtriCure, Inc.*	71,050
78	Atrion Corp.	60,618

Common Stocks – (continued)
Health Care – (continued)
523	Audentes Therapeutics, Inc.*	16,265
545	Avanos Medical, Inc.*	18,083
833	Axsome Therapeutics, Inc.*	21,200
20,384	BioDelivery Sciences International, Inc.*	87,447
490	Biohaven Pharmaceutical Holding Co. Ltd.*	19,203
677	BioSpecifics Technologies Corp.*	37,289
1,408	BioTelemetry, Inc.*	55,827
732	Blueprint Medicines Corp.*	56,122
5,692	Brookdale Senior Living, Inc.*	46,561
2,606	Cambrex Corp.*	156,178
3,880	Cardiovascular Systems, Inc.*	187,908
1,444	CareDx, Inc.*	32,952
5,404	Catalyst Pharmaceuticals, Inc.*	33,289
1,764	Catasys, Inc.*(a)	24,767
901	Cellular Biomedicine Group, Inc.*	11,118
2,250	CEL-SCI Corp.*(a)	16,132
2,748	ChemoCentryx, Inc.*	18,302
2,530	Chiasma, Inc.*	13,105
1,476	Codexis, Inc.*	20,708
913	Coherus Biosciences, Inc.*	20,259
8,033	Collegium Pharmaceutical, Inc.*	93,022
2,243	Computer Programs & Systems, Inc.	47,439
568	Concert Pharmaceuticals, Inc.*	5,720
15,125	Conformis, Inc.*	32,368
1,130	CONMED Corp.	113,870
14,174	Corcept Therapeutics, Inc.*	178,734
6,077	Corindus Vascular Robotics, Inc.*	25,827
2,511	CorMedix, Inc.*	19,284
986	CorVel Corp.*	83,051
8,049	Cross Country Healthcare, Inc.*	82,502
1,270	CryoLife, Inc.*	34,036
1,076	CryoPort, Inc.*	23,414
3,269	Cutera, Inc.*	94,376
1,803	Cytokinetics, Inc.*	25,332
994	Denali Therapeutics, Inc.*	17,892
3,102	Dicerna Pharmaceuticals, Inc.*	43,118
8,531	Diplomat Pharmacy, Inc.*	49,565
2,321	Eagle Pharmaceuticals, Inc.*	130,881
716	Eidos Therapeutics, Inc.*(a)	29,936
102	Eloxx Pharmaceuticals, Inc.*	632
4,089	Emergent BioSolutions, Inc.*	179,098
704	Enanta Pharmaceuticals, Inc.*	49,667
21,259	Endo International PLC*	50,384
2,029	Ensign Group, Inc. (The)	101,247
10,176	Enzo Biochem, Inc.*	33,072
1,291	Epizyme, Inc.*	16,744
1,983	Esperion Therapeutics, Inc.*	72,657
2,457	Fate Therapeutics, Inc.*	40,098
1,111	FibroGen, Inc.*	49,617
1,591	Fluidigm Corp.*	8,878
3,979	Genomic Health, Inc.*	305,030
2,470	Glaukos Corp.*	158,846
750	Global Blood Therapeutics, Inc.*	34,485
3,519	Globus Medical, Inc., Class A*	179,715
2,498	Haemonetics Corp.*	333,558

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,346	Halozyme Therapeutics, Inc.*	$38,756
1,623	Hanger, Inc.*	30,642
1,853	HealthEquity, Inc.*	109,994
565	Heska Corp.*	39,657
2,551	HMS Holdings Corp.*	93,188
1,064	Homology Medicines, Inc.*(a)	20,120
3,494	Immunomedics, Inc.*	44,723
13,696	Innoviva, Inc.*	158,737
949	Inogen, Inc.*	44,005
1,374	Inovalon Holdings, Inc., Class A*	23,248
750	Insmed, Inc.*	12,330
330	Inspire Medical Systems, Inc.*	22,938
1,832	Integer Holdings Corp.*	132,637
275	Intercept Pharmaceuticals, Inc.*	17,650
5,333	Intersect ENT, Inc.*	87,355
1,581	Invitae Corp.*	38,355
1,626	Iovance Biotherapeutics, Inc.*	34,162
1,554	iRhythm Technologies, Inc.*	118,290
3,265	Joint Corp. (The)*	54,787
917	KalVista Pharmaceuticals, Inc.*	14,324
1,357	Kindred Biosciences, Inc.*	10,123
475	Krystal Biotech, Inc.*	21,375
1,019	Kura Oncology, Inc.*	15,468
7,346	Lannett Co., Inc.*(a)	75,664
5,238	Lantheus Holdings, Inc.*	113,979
2,459	LeMaitre Vascular, Inc.	77,852
1,525	LHC Group, Inc.*	180,713
718	Ligand Pharmaceuticals, Inc.*	65,273
1,897	LivaNova PLC*	147,264
7,535	Luminex Corp.	154,468
1,195	Magellan Health, Inc.*	75,297
11,502	Mallinckrodt PLC*(a)	29,790
968	Medicines Co. (The)*	40,617
1,677	Medpace Holdings, Inc.*	135,686
908	MeiraGTx Holdings PLC*	18,387
4,484	Meridian Bioscience, Inc.	41,387
1,805	Merit Medical Systems, Inc.*	62,778
277	Mesa Laboratories, Inc.	61,281
462	Mirati Therapeutics, Inc.*	37,870
1,839	Misonix, Inc.*	36,008
1,009	MyoKardia, Inc.*	54,254
8,139	Myriad Genetics, Inc.*	191,511
6,208	NanoString Technologies, Inc.*	158,180
4,615	Natera, Inc.*	152,064
768	National HealthCare Corp.	62,054
1,892	National Research Corp.	121,145
2,786	Natus Medical, Inc.*	77,116
1,555	Neogen Corp.*	109,659
6,325	NeoGenomics, Inc.*	157,999
1,358	Nevro Corp.*	113,705
7,468	NextGen Healthcare, Inc.*	106,120
3,100	Novocure Ltd.*	281,666
2,561	NuVasive, Inc.*	162,675
1,193	Omeros Corp.*(a)	22,059
1,515	Omnicell, Inc.*	108,777
11,933	OPKO Health, Inc.*	21,957

Common Stocks – (continued)
Health Care – (continued)
2,996	OptimizeRx Corp.*	49,164
12,119	Option Care Health, Inc.*	42,417
3,051	OraSure Technologies, Inc.*	20,137
2,473	Orthofix Medical, Inc.*	125,727
494	OrthoPediatrics Corp.*	15,902
10,812	Owens & Minor, Inc.	54,925
3,221	Pacific Biosciences of California, Inc.*	17,877
3,027	Pacira BioSciences, Inc.*	112,725
25,021	Palatin Technologies, Inc.*	22,546
4,489	Patterson Cos., Inc.	75,056
21,897	PDL BioPharma, Inc.*	51,239
636	PetIQ, Inc.*(a)	20,136
4,338	Phibro Animal Health Corp., Class A	89,580
7,181	Pieris Pharmaceuticals, Inc.*	33,392
738	Portola Pharmaceuticals, Inc.*	21,446
3,842	Prestige Consumer Healthcare, Inc.*	122,483
910	Providence Service Corp. (The)*	51,151
771	PTC Therapeutics, Inc.*	34,363
7,688	Puma Biotechnology, Inc.*	82,646
784	Quanterix Corp.*	20,643
1,296	Quidel Corp.*	81,713
3,265	R1 RCM, Inc.*	38,070
745	Ra Pharmaceuticals, Inc.*	20,264
3,507	Radius Health, Inc.*	99,248
6,574	RadNet, Inc.*	91,444
340	Reata Pharmaceuticals, Inc., Class A*	26,214
3,219	Recro Pharma, Inc.*	37,855
1,042	REGENXBIO, Inc.*	35,939
1,127	Repligen Corp.*	104,597
1,627	Retrophin, Inc.*	20,484
2,038	Sangamo Therapeutics, Inc.*	22,214
2,929	SeaSpine Holdings Corp.*	32,190
5,150	Select Medical Holdings Corp.*	83,533
1,034	Silk Road Medical, Inc.*	44,555
2,698	Simulations Plus, Inc.	97,425
455	Spark Therapeutics, Inc.*	44,322
4,071	STAAR Surgical Co.*(a)	122,578
5,260	Supernus Pharmaceuticals, Inc.*	142,178
6,008	Surgery Partners, Inc.*	38,692
1,066	Surmodics, Inc.*	50,166
3,531	Syneos Health, Inc.*	185,483
557	Tabula Rasa HealthCare, Inc.*	31,638
2,295	Tactile Systems Technology, Inc.*	115,760
2,482	Tandem Diabetes Care, Inc.*	179,771
1,187	Teladoc Health, Inc.*	68,704
3,732	Tenet Healthcare Corp.*	80,798
3,184	Tivity Health, Inc.*	58,140
2,677	Triple-S Management Corp., Class B (Puerto Rico)*	54,932
640	Ultragenyx Pharmaceutical, Inc.*	34,861
609	US Physical Therapy, Inc.	81,314
276	Utah Medical Products, Inc.	27,136
11,225	Vanda Pharmaceuticals, Inc.*	158,160
1,755	Varex Imaging Corp.*	46,244
6,618	Veracyte, Inc.*	175,377
9,291	Vericel Corp.*	153,673

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,265	ViewRay, Inc.*	$8,924
2,137	Vocera Communications, Inc.*	49,044
758	Voyager Therapeutics, Inc.*	13,545
2,275	Wright Medical Group NV*	47,434
2,654	XBiotech, Inc.*	22,161
1,809	Xencor, Inc.*	67,440
3,581	ZIOPHARM Oncology, Inc.*(a)	17,869
721	Zogenix, Inc.*	30,779
3,893	Zynex, Inc.(a)	34,803

		14,205,511

Industrials – 15.7%
3,278	AAON, Inc.	157,246
1,573	AAR Corp.	67,576
2,294	ABM Industries, Inc.	85,474
3,177	Acacia Research Corp.*	8,292
5,047	ACCO Brands Corp.	46,786
1,851	Actuant Corp., Class A	41,111
1,973	Advanced Disposal Services, Inc.*	63,965
2,656	Advanced Drainage Systems, Inc.	83,372
1,924	Aegion Corp.*	37,980
2,860	Aerojet Rocketdyne Holdings, Inc.*	149,378
764	AeroVironment, Inc.*	39,369
853	Air Transport Services Group, Inc.*	17,231
1,035	Aircastle Ltd.	22,615
815	Alamo Group, Inc.	93,057
864	Albany International Corp., Class A	71,038
412	Allegiant Travel Co.	58,500
1,636	Allied Motion Technologies, Inc.	52,696
1,681	Altra Industrial Motion Corp.	43,689
3,102	American Superconductor Corp.*	23,792
534	American Woodmark Corp.*	43,986
2,367	Apogee Enterprises, Inc.	87,413
3,093	Applied Industrial Technologies, Inc.	165,135
2,502	ArcBest Corp.	74,084
1,427	Arcosa, Inc.	46,363
493	Argan, Inc.	20,366
2,794	ASGN, Inc.*	174,541
770	Astec Industries, Inc.	21,252
964	Astronics Corp.*	26,520
3,175	Atkore International Group, Inc.*	92,107
1,523	Avis Budget Group, Inc.*	37,725
3,089	Axon Enterprise, Inc.*	185,247
1,165	AZZ, Inc.	48,080
2,240	Barnes Group, Inc.	100,464
811	Barrett Business Services, Inc.	70,662
2,997	Beacon Roofing Supply, Inc.*	95,544
2,244	BG Staffing, Inc.	42,053
2,923	Blue Bird Corp.*	53,315
1,107	BlueLinx Holdings, Inc.*(a)	31,760
7,822	BMC Stock Holdings, Inc.*	198,913
3,235	Brady Corp., Class A	152,724
1,434	BrightView Holdings, Inc.*	26,285
1,547	Brink’s Co. (The)	116,412
10,211	Builders FirstSource, Inc.*	198,604
2,877	Caesarstone Ltd.	43,126

Common Stocks – (continued)
Industrials – (continued)
1,958	Casella Waste Systems, Inc., Class A*	89,089
4,203	CBIZ, Inc.*	93,895
1,307	Chart Industries, Inc.*	82,132
1,571	Cimpress NV (Netherlands)*	180,178
639	CIRCOR International, Inc.*	21,962
1,900	Columbus McKinnon Corp.	61,503
3,103	Comfort Systems USA, Inc.	119,962
4,094	Commercial Vehicle Group, Inc.*	25,997
1,837	Continental Building Products, Inc.*	46,182
11,494	Cornerstone Building Brands, Inc.*	53,907
2,735	Costamare, Inc. (Monaco)	15,836
2,606	Covanta Holding Corp.	44,823
1,794	Covenant Transportation Group, Inc., Class A*	25,798
1,050	CRA International, Inc.	40,834
1,431	CSW Industrials, Inc.	97,608
994	Cubic Corp.	68,854
2,975	Deluxe Corp.	137,088
768	Douglas Dynamics, Inc.	32,072
1,079	Ducommun, Inc.*	44,433
3,042	DXP Enterprises, Inc.*	98,713
456	Dycom Industries, Inc.*	20,292
1,347	Eastern Co. (The)	29,715
6,105	Echo Global Logistics, Inc.*	122,344
2,747	EMCOR Group, Inc.	240,198
1,104	Encore Wire Corp.	59,605
1,758	EnerSys	98,448
936	Ennis, Inc.	18,823
871	EnPro Industries, Inc.	54,246
1,355	ESCO Technologies, Inc.	103,156
788	EVI Industries, Inc.(a)	23,490
1,329	Exponent, Inc.	94,213
2,005	Federal Signal Corp.	59,569
1,400	Forrester Research, Inc.	48,818
2,545	Forward Air Corp.	158,553
1,759	Foundation Building Materials, Inc.*	30,132
2,396	Franklin Covey Co.*	88,149
2,517	Franklin Electric Co, Inc.	115,404
1,791	FTI Consulting, Inc.*	193,679
809	GATX Corp.	60,044
862	Gencor Industries, Inc.*	9,861
2,441	Generac Holdings, Inc.*	190,374
1,310	General Finance Corp.*	10,834
1,561	Gibraltar Industries, Inc.*	62,861
4,910	GMS, Inc.*	144,649
900	Gorman-Rupp Co. (The)	26,883
24	Graham Corp.	442
593	Granite Construction, Inc.	16,865
3,158	Great Lakes Dredge & Dock Corp.*	34,233
999	Greenbrier Cos, Inc. (The)	23,267
2,196	H&E Equipment Services, Inc.	53,341
3,053	Harsco Corp.*	54,649
1,989	Hawaiian Holdings, Inc.	48,551
2,746	Healthcare Services Group, Inc.	61,922
1,192	Heartland Express, Inc.	24,519
924	Heidrick & Struggles International, Inc.	24,532

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
442	Helios Technologies, Inc.	$18,913
1,565	Heritage-Crystal Clean, Inc.*	38,342
4,504	Herman Miller, Inc.	190,429
1,187	Hertz Global Holdings, Inc.*	14,375
3,314	Hillenbrand, Inc.	90,936
3,620	HNI Corp.	112,908
2,767	Hub Group, Inc., Class A*	119,147
1,105	Hurco Cos, Inc.	35,261
1,362	Huron Consulting Group, Inc.*	83,368
592	Hyster-Yale Materials Handling, Inc.	32,294
1,482	ICF International, Inc.	125,466
2,059	IES Holdings, Inc.*	38,853
5,470	InnerWorkings, Inc.*	23,193
2,057	Insperity, Inc.	203,766
4,018	Interface, Inc.	44,399
1,665	JELD-WEN Holding, Inc.*	28,738
1,388	John Bean Technologies Corp.	142,020
1,003	Kadant, Inc.	82,537
2,327	Kaman Corp.	135,873
2,611	Kelly Services, Inc., Class A	63,212
3,008	Kennametal, Inc.	89,909
4,672	Kforce, Inc.	152,027
7,352	Kimball International, Inc., Class B	129,028
3,039	Knoll, Inc.	70,079
2,140	Korn Ferry	83,631
2,352	Kratos Defense & Security Solutions, Inc.*	46,969
1,043	Lawson Products, Inc.*	38,017
2,055	LB Foster Co., Class A*	40,915
598	Lindsay Corp.	52,779
4,658	LSC Communications, Inc.	6,055
1,246	Luxfer Holdings PLC (United Kingdom)	19,575
1,489	Lydall, Inc.*	29,944
1,180	Marten Transport Ltd.	23,211
1,119	Masonite International Corp.*	59,743
1,891	MasTec, Inc.*	118,887
709	Matson, Inc.	25,191
1,259	Matthews International Corp., Class A	36,901
5,757	Maxar Technologies, Inc.	40,760
587	McGrath RentCorp	37,586
1,015	Mercury Systems, Inc.*	86,914
3,694	Meritor, Inc.*	62,133
2,822	Milacron Holdings Corp.*	44,729
1,619	Mistras Group, Inc.*	23,637
1,050	Mobile Mini, Inc.	32,823
1,040	Moog, Inc., Class A	84,500
2,484	MRC Global, Inc.*	31,224
1,561	MSA Safety, Inc.	164,888
1,852	Mueller Industries, Inc.	48,819
1,988	Mueller Water Products, Inc., Class A	20,794
883	MYR Group, Inc.*	25,316
474	National Presto Industries, Inc.	40,627
2,821	Navigant Consulting, Inc.	78,621
864	Navistar International Corp.*	19,872
1,262	Northwest Pipe Co.*	29,026
6,002	NOW, Inc.*	71,364
1,838	NV5 Global, Inc.*	113,460

Common Stocks – (continued)
Industrials – (continued)
719	Omega Flex, Inc.	60,540
490	PAM Transportation Services, Inc.*	28,268
730	Park-Ohio Holdings Corp.	19,849
2,563	Parsons Corp.*	87,193
1,403	Patrick Industries, Inc.*	50,704
4,800	PGT Innovations, Inc.*	76,800
2,372	PICO Holdings, Inc.*	22,842
6,392	Pitney Bowes, Inc.	22,755
9,336	Plug Power, Inc.*(a)	20,259
1,244	Powell Industries, Inc.	45,182
753	Preformed Line Products Co.	38,591
1,137	Primoris Services Corp.	22,217
1,429	Proto Labs, Inc.*	135,383
2,860	Quad/Graphics, Inc.	25,711
1,776	Quanex Building Products Corp.	30,583
9,245	Radiant Logistics, Inc.*	45,116
2,607	Raven Industries, Inc.	76,046
669	RBC Bearings, Inc.*	106,726
5,832	Resources Connection, Inc.	96,520
3,359	Rexnord Corp.*	87,939
1,942	Rush Enterprises, Inc., Class A	70,126
1,096	Rush Enterprises, Inc., Class B	40,749
3,062	Safe Bulkers, Inc. (Greece)*	6,308
843	Saia, Inc.*	72,110
2,456	Simpson Manufacturing Co., Inc.	157,675
2,909	SiteOne Landscape Supply, Inc.*	227,484
1,446	SkyWest, Inc.	82,798
1,711	SP Plus Corp.*	59,047
1,151	Spirit Airlines, Inc.*	43,209
1,867	SPX Corp.*	70,853
1,723	SPX FLOW, Inc.*	58,082
547	Standex International Corp.	37,606
6,956	Steelcase, Inc., Class A	108,027
1,852	Sterling Construction Co., Inc.*	20,724
1,354	Sunrun, Inc.*	20,757
2,837	Systemax, Inc.	56,939
1,348	Team, Inc.*	22,215
1,634	Tennant Co.	111,749
2,554	Tetra Tech, Inc.	207,180
761	Thermon Group Holdings, Inc.*	16,552
2,399	Titan Machinery, Inc.*	36,129
879	TPI Composites, Inc.*	15,506
1,704	Transcat, Inc.*	39,584
3,878	Trex Co., Inc.*	331,685
2,216	TriMas Corp.*	65,106
1,464	TriNet Group, Inc.*	98,278
1,148	Triton International Ltd. (Bermuda)	36,908
1,046	Triumph Group, Inc.	21,736
5,221	TrueBlue, Inc.*	101,340
1,930	Tutor Perini Corp.*	19,281
2,106	Twin Disc, Inc.*	21,292
654	UniFirst Corp.	128,125
2,981	Universal Forest Products, Inc.	116,557
1,259	Upwork, Inc.*(a)	18,205
368	US Ecology, Inc.	22,290
1,571	Vectrus, Inc.*	63,563

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
2,839	Veritiv Corp.*	$47,014
1,064	Viad Corp.	68,766
2,693	Vicor Corp.*	82,110
2,608	Vivint Solar, Inc.*	21,020
55	VSE Corp.	1,751
3,665	Wabash National Corp.	49,991
1,655	Watts Water Technologies, Inc., Class A	151,648
1,680	Welbilt, Inc.*	26,443
932	Werner Enterprises, Inc.	30,458
1,921	Wesco Aircraft Holdings, Inc.*	21,131
1,890	Willdan Group, Inc.*	68,323
373	Willis Lease Finance Corp.*	23,040
5,485	YRC Worldwide, Inc.*(a)	11,957

		15,136,010

Information Technology – 14.2%
4,898	3D Systems Corp.*	34,286
5,680	8x8, Inc.*	138,081
10,732	A10 Networks, Inc.*	74,480
753	Acacia Communications, Inc.*	47,477
3,722	ACI Worldwide, Inc.*	110,841
4,556	Adesto Technologies Corp.*	46,471
3,248	ADTRAN, Inc.	33,357
2,429	Advanced Energy Industries, Inc.*	125,434
2,476	Agilysys, Inc.*	67,471
2,315	Airgain, Inc.*	25,997
1,984	Alarm.com Holdings, Inc.*	94,438
1,844	Altair Engineering, Inc., Class A*	63,360
1,226	Ambarella, Inc.*	68,497
2,758	American Software, Inc., Class A	43,466
7,890	Amkor Technology, Inc.*	69,038
1,734	Anixter International, Inc.*	103,988
1,673	Appfolio, Inc., Class A*	165,242
2,121	Appian Corp.*	126,136
5,214	Aquantia Corp.*	68,721
1,523	AstroNova, Inc.	25,023
6,421	Avaya Holdings Corp.*	90,665
6,783	Avid Technology, Inc.*	50,601
2,735	AVX Corp.	37,059
1,841	Axcelis Technologies, Inc.*	28,186
1,833	Badger Meter, Inc.	94,546
1,354	Bel Fuse, Inc., Class B	14,894
1,192	Belden, Inc.	54,367
2,790	Benchmark Electronics, Inc.	73,879
1,348	Blackbaud, Inc.	122,628
1,093	Blackline, Inc.*	55,666
1,361	Bottomline Technologies DE, Inc.*	56,128
6,752	Box, Inc., Class A*	98,782
7,076	Brightcove, Inc.*	87,247
1,755	Brooks Automation, Inc.	58,494
864	Cabot Microelectronics Corp.	107,698
2,593	CalAmp Corp.*	24,893
8,454	Calix, Inc.*	50,809
1,857	Carbon Black, Inc.*	48,468
2,580	Carbonite, Inc.*	31,089
2,505	Cardtronics PLC, Class A*	74,198

Common Stocks – (continued)
Information Technology – (continued)
3,761	Casa Systems, Inc.*	21,663
675	Cass Information Systems, Inc.	34,155
4,730	ChannelAdvisor Corp.*	40,678
4,680	Cirrus Logic, Inc.*	251,035
2,923	Cision Ltd*	20,227
2,670	Clearfield, Inc.*	28,542
8,020	Cloudera, Inc.*(a)	57,263
3,542	Cohu, Inc.	42,221
2,356	CommVault Systems, Inc.*	102,180
1,599	Comtech Telecommunications Corp.	42,773
9,335	Conduent, Inc.*	60,771
2,281	Cornerstone OnDemand, Inc.*	119,000
808	Cray, Inc.*	28,223
2,476	CSG Systems International, Inc.	133,407
1,515	CTS Corp.	43,223
5,824	Daktronics, Inc.	42,108
3,386	Digi International, Inc.*	43,273
457	Digimarc Corp.*	18,070
8,392	Digital Turbine, Inc.*	63,863
3,067	Diodes, Inc.*	112,099
1,022	Domo, Inc., Class B*	25,376
1,373	DSP Group, Inc.*	19,002
833	Ebix, Inc.	29,505
4,363	eGain Corp.*	31,326
7,469	Enphase Energy, Inc.*	221,605
1,039	Envestnet, Inc.*	59,441
972	ePlus, Inc.*	79,432
1,046	Everbridge, Inc.*	90,165
3,475	EVERTEC, Inc. (Puerto Rico)	121,139
658	Evo Payments, Inc., Class A*	19,529
2,066	Exela Technologies, Inc.*	2,376
1,394	ExlService Holdings, Inc.*	94,374
17,020	Extreme Networks, Inc.*	113,694
1,493	Fabrinet (Thailand)*	75,382
1,272	FARO Technologies, Inc.*	62,633
2,030	Finisar Corp.*(a)	45,898
11,249	Fitbit, Inc., Class A*	34,759
3,226	Five9, Inc.*	203,915
2,376	ForeScout Technologies, Inc.*	85,132
3,202	FormFactor, Inc.*	54,722
1,128	GTT Communications, Inc.*(a)	10,727
5,003	Hackett Group, Inc. (The)	80,698
4,286	Harmonic, Inc.*	28,245
1,554	Ichor Holdings Ltd.*	33,038
1,571	II-VI, Inc.*	58,928
2,647	Impinj, Inc.*	96,298
7,999	Information Services Group, Inc.*	21,277
896	Inphi Corp.*	54,826
4,325	Inseego Corp.*(a)	19,203
1,722	Insight Enterprises, Inc.*	82,759
3,057	Instructure, Inc.*	126,438
1,104	Intelligent Systems Corp.*	58,391
781	InterDigital, Inc.	38,402
1,312	International Money Express, Inc.*	17,108
5,876	Iteris, Inc.*	31,965
1,417	Itron, Inc.*	98,411

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
1,933	j2 Global, Inc.	$163,532
6,368	KBR, Inc.	162,511
3,850	KEMET Corp.	64,488
2,968	Kimball Electronics, Inc.*	39,207
3,305	Knowles Corp.*	67,025
3,853	KVH Industries, Inc.*	35,833
8,267	Lattice Semiconductor Corp.*	162,777
11,531	Limelight Networks, Inc.*	28,020
5,245	LivePerson, Inc.*	208,436
2,064	LiveRamp Holdings, Inc.*	87,431
1,833	Lumentum Holdings, Inc.*	102,208
1,932	ManTech International Corp., Class A	135,781
3,348	MAXIMUS, Inc.	257,595
2,461	MaxLinear, Inc.*	48,777
1,935	Methode Electronics, Inc.	61,417
657	MicroStrategy, Inc., Class A*	94,142
4,054	Mitek Systems, Inc.*	41,108
12,605	MobileIron, Inc.*	86,975
2,565	Model N, Inc.*	73,436
1,132	Monotype Imaging Holdings, Inc.	22,357
1,048	MTS Systems Corp.	59,600
2,893	Nanometrics, Inc.*	78,950
2,890	Napco Security Technologies, Inc.*	99,647
7,317	NeoPhotonics Corp.*	45,804
1,418	NETGEAR, Inc.*	49,233
4,114	NetScout Systems, Inc.*	91,125
4,735	NIC, Inc.	98,583
1,499	Novanta, Inc.*	112,425
386	NVE Corp.	24,781
2,386	OneSpan, Inc.*	32,211
780	OSI Systems, Inc.*	81,908
2,811	PAR Technology Corp.*(a)	65,018
1,618	Paysign, Inc.*(a)	21,503
2,814	PC Connection, Inc.	99,137
2,240	PCM, Inc.*	78,422
3,945	Perficient, Inc.*	145,334
5,262	Perspecta, Inc.	136,549
3,251	Photronics, Inc.*	35,111
1,664	Plantronics, Inc.	51,700
1,431	Plexus Corp.*	81,868
1,176	Power Integrations, Inc.	104,688
2,318	Presidio, Inc.	37,134
5,172	PRGX Global, Inc.*	27,877
2,610	Progress Software Corp.	98,606
1,273	PROS Holdings, Inc.*	90,408
1,452	Q2 Holdings, Inc.*	130,607
1,290	QAD, Inc., Class A	52,271
1,127	Qualys, Inc.*	89,732
8,256	Rambus, Inc.*	103,530
1,874	Rapid7, Inc.*	100,615
10,168	Ribbon Communications, Inc.*	52,569
315	Rogers Corp.*	41,712
3,260	Rudolph Technologies, Inc.*	71,687
1,804	SailPoint Technologies Holding, Inc.*	40,644
3,356	Sanmina Corp.*	96,988
1,592	ScanSource, Inc.*	44,990

Common Stocks – (continued)
Information Technology – (continued)
2,874	Science Applications International Corp.	252,941
2,098	SecureWorks Corp., Class A*	25,323
1,962	Semtech Corp.*	82,345
1,516	SharpSpring, Inc.*	17,586
862	ShotSpotter, Inc.*(a)	23,472
1,372	Silicon Laboratories, Inc.*	149,548
3,270	SMART Global Holdings, Inc.*	92,901
1,730	SPS Commerce, Inc.*	87,434
1,618	Stratasys Ltd.*	38,541
1,165	SVMK, Inc.*	19,502
4,256	Sykes Enterprises, Inc.*	123,424
2,930	Synaptics, Inc.*	93,819
1,314	Tech Data Corp.*	121,847
3,263	Telaria, Inc.*	32,565
2,458	Telenav, Inc.*	27,825
1,058	Tenable Holdings, Inc.*	24,122
1,545	TESSCO Technologies, Inc.	22,835
7,237	TiVo Corp.	54,495
1,802	TTEC Holdings, Inc.	84,532
5,328	TTM Technologies, Inc.*	56,796
706	Tucows, Inc., Class A*(a)	35,625
3,247	Ultra Clean Holdings, Inc.*	38,769
5,218	Unisys Corp.*	34,126
1,042	Upland Software, Inc.*	39,596
2,644	USA Technologies, Inc.*	21,760
2,647	Varonis Systems, Inc.*	180,843
2,777	Verint Systems, Inc.*	147,986
2,647	Verra Mobility Corp.*	36,846
7,543	Viavi Solutions, Inc.*	104,772
1,196	Virtusa Corp.*	43,223
5,796	Vishay Intertechnology, Inc.	91,751
1,830	Vishay Precision Group, Inc.*	57,188
3,453	Workiva, Inc.*	166,124
2,856	Xperi Corp.	52,322
5,128	Yext, Inc.*	80,869
3,657	Zix Corp.*	26,879
1,935	Zuora, Inc., Class A*	29,122

		13,658,671

Materials – 3.4%
1,486	AdvanSix, Inc.*	33,197
11,872	AK Steel Holding Corp.*(a)	25,644
4,102	Allegheny Technologies, Inc.*	81,302
3,404	American Vanguard Corp.	48,235
1,002	Balchem Corp.	88,968
4,005	Boise Cascade Co.	125,757
1,576	Carpenter Technology Corp.	76,657
1,185	Chase Corp.	118,761
10,530	Cleveland-Cliffs, Inc.(a)	83,608
1,494	Commercial Metals Co.	23,411
529	Compass Minerals International, Inc.	26,307
3,251	Ferro Corp.*	33,128
2,665	FutureFuel Corp.	28,729
3,324	GCP Applied Technologies, Inc.*	58,336
3,562	Gold Resource Corp.	12,146
884	Greif, Inc., Class A	31,108

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
1,808	HB Fuller Co.	$77,039
1,872	Ingevity Corp.*	142,590
946	Innophos Holdings, Inc.	26,573
1,390	Innospec, Inc.	115,620
631	Kaiser Aluminum Corp.	55,799
1,556	Kraton Corp.*	42,697
2,871	Kronos Worldwide, Inc.	31,437
2,870	Livent Corp.*	17,650
7,807	Louisiana-Pacific Corp.	187,680
10,074	Marrone Bio Innovations, Inc.*	13,801
1,759	Materion Corp.	103,500
1,436	Minerals Technologies, Inc.	69,215
6,259	Myers Industries, Inc.	105,339
582	Neenah, Inc.	37,120
2,272	Olympic Steel, Inc.	24,424
6,094	OMNOVA Solutions, Inc.*	61,245
3,380	Orion Engineered Carbons SA (Luxembourg)	47,016
2,005	PH Glatfelter Co.	28,832
4,664	PolyOne Corp.	149,295
1,094	Quaker Chemical Corp.	173,793
4,297	Rayonier Advanced Materials, Inc.(a)	15,082
3,933	Ryerson Holding Corp.*	27,020
2,916	Schnitzer Steel Industries, Inc., Class A	64,560
1,265	Schweitzer-Mauduit International, Inc.	42,428
1,570	Sensient Technologies Corp.	102,552
1,238	Stepan Co.	118,093
2,608	Summit Materials, Inc., Class A*	54,716
4,803	SunCoke Energy, Inc.*	29,971
708	Synalloy Corp.	11,356
888	Trecora Resources*	8,036
2,207	Trinseo SA	77,444
4,665	Tronox Holdings PLC, Class A	34,661
1,598	UFP Technologies, Inc.*	66,764
488	United States Lime & Minerals, Inc.	37,659
622	US Concrete, Inc.*	25,203
2,006	Valhi, Inc.	3,912
3,019	Verso Corp., Class A*	30,824
5,465	Warrior Met Coal, Inc.	114,219
1,600	Worthington Industries, Inc.	55,520

		3,325,979

Real Estate – 7.9%
1,732	Acadia Realty Trust REIT	47,370
1,310	Agree Realty Corp. REIT	97,844
4,880	Alexander & Baldwin, Inc. REIT	111,703
126	Alexander’s, Inc. REIT	47,574
1,466	Altisource Portfolio Solutions SA*	29,027
1,557	American Assets Trust, Inc. REIT	72,961
2,387	American Finance Trust, Inc. REIT	28,572
1,777	Armada Hoffler Properties, Inc. REIT	30,813
11,247	Ashford Hospitality Trust, Inc. REIT	31,492
6,435	Braemar Hotels & Resorts, Inc. REIT	59,009
2,082	BRT Apartments Corp. REIT	30,147
3,903	CareTrust REIT, Inc. REIT	92,852
42,378	CBL & Associates Properties, Inc. REIT	38,564

Common Stocks – (continued)
Real Estate – (continued)
11,418	Cedar Realty Trust, Inc. REIT	27,061
3,803	Chatham Lodging Trust REIT	63,092
4,910	Chesapeake Lodging Trust REIT	126,432
2,011	City Office REIT, Inc. REIT	27,229
316	Clipper Realty, Inc. REIT	3,457
1,407	Community Healthcare Trust, Inc. REIT	59,994
868	Consolidated-Tomoka Land Co.	55,413
6,814	CoreCivic, Inc. REIT	115,497
1,534	CorEnergy Infrastructure Trust, Inc. REIT	69,199
3,604	CorePoint Lodging, Inc. REIT	32,796
2,705	Cushman & Wakefield PLC*	45,552
12,044	DiamondRock Hospitality Co. REIT	114,057
1,921	Easterly Government Properties, Inc. REIT	39,477
1,375	EastGroup Properties, Inc. REIT	171,215
1,756	Essential Properties Realty Trust, Inc. REIT	39,879
3,987	eXp World Holdings, Inc.*	34,687
4,524	First Industrial Realty Trust, Inc. REIT	176,210
2,599	Forestar Group, Inc.*	49,537
3,585	Four Corners Property Trust, Inc. REIT	102,137
5,914	Franklin Street Properties Corp. REIT	44,769
3,409	Front Yard Residential Corp. REIT	37,806
879	FRP Holdings, Inc.*	43,238
6,391	GEO Group, Inc. (The) REIT	109,670
1,993	Getty Realty Corp. REIT	63,298
2,212	Gladstone Commercial Corp. REIT	50,146
1,772	Global Medical REIT, Inc. REIT	19,368
2,294	Global Net Lease, Inc. REIT	43,999
1,746	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	48,242
3,672	Healthcare Realty Trust, Inc. REIT	122,021
3,639	Hersha Hospitality Trust REIT	50,582
5,193	Independence Realty Trust, Inc. REIT	72,235
3,085	Industrial Logistics Properties Trust REIT	65,988
648	Innovative Industrial Properties, Inc. REIT(a)	57,776
365	Investors Real Estate Trust REIT	25,276
4,554	iStar, Inc. REIT	58,291
1,534	Jernigan Capital, Inc. REIT	29,622
4,182	Kennedy-Wilson Holdings, Inc.	87,738
4,884	Kite Realty Group Trust REIT	69,792
7,137	Lexington Realty Trust REIT	74,153
1,676	LTC Properties, Inc. REIT	81,789
4,651	Mack-Cali Realty Corp. REIT	94,741
5,741	Marcus & Millichap, Inc.*	207,135
938	Maui Land & Pineapple Co., Inc.*	9,868
3,330	Monmouth Real Estate Investment Corp. REIT	43,690
1,597	National Health Investors, Inc. REIT	132,487
4,190	National Storage Affiliates Trust REIT	140,197
8,936	New Senior Investment Group, Inc. REIT	55,850
7,795	Newmark Group, Inc., Class A	67,661
1,651	NexPoint Residential Trust, Inc. REIT	76,606
3,197	NorthStar Realty Europe Corp. REIT	54,125
764	Office Properties Income Trust REIT	20,712
1,039	One Liberty Properties, Inc. REIT	27,824

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
7,227	Pebblebrook Hotel Trust REIT	$194,912
8,416	Pennsylvania Real Estate Investment Trust REIT	43,258
5,786	Physicians Realty Trust REIT	100,213
5,435	Piedmont Office Realty Trust, Inc., Class A REIT	107,287
3,629	PotlatchDeltic Corp. REIT	139,644
3,851	Preferred Apartment Communities, Inc., Class A REIT	51,834
932	PS Business Parks, Inc. REIT	167,396
1,805	QTS Realty Trust, Inc., Class A REIT	88,553
813	Rafael Holdings, Inc., Class B*	16,423
3,113	RE/MAX Holdings, Inc., Class A	79,911
14,269	Realogy Holdings Corp.(a)	68,206
9,511	Redfin Corp.*	160,641
3,024	Retail Opportunity Investments Corp. REIT	52,950
1,591	Retail Value, Inc. REIT	58,851
3,425	Rexford Industrial Realty, Inc. REIT	151,351
8,808	RLJ Lodging Trust REIT	142,778
1,737	RMR Group, Inc. (The), Class A	80,927
5,630	RPT Realty REIT	66,997
2,170	Ryman Hospitality Properties, Inc. REIT	172,862
8,282	Sabra Health Care REIT, Inc. REIT	179,057
638	Saul Centers, Inc. REIT	32,047
6,597	Senior Housing Properties Trust REIT	56,008
1,180	Seritage Growth Properties, Class A REIT	46,126
1,378	St Joe Co. (The)*	24,776
3,897	STAG Industrial, Inc. REIT	113,325
8,351	Summit Hotel Properties, Inc. REIT	93,197
13,744	Sunstone Hotel Investors, Inc. REIT	180,596
4,440	Tanger Factory Outlet Centers, Inc. REIT(a)	62,782
2,380	Terreno Realty Corp. REIT	120,333
2,565	UMH Properties, Inc. REIT	32,986
4,564	Uniti Group, Inc. REIT	33,728
704	Universal Health Realty Income Trust REIT	68,070
2,878	Urban Edge Properties REIT	50,394
1,318	Urstadt Biddle Properties, Inc., Class A REIT	27,665
11,067	Washington Prime Group, Inc. REIT	35,746
2,437	Washington Real Estate Investment Trust REIT	64,556
1,871	Whitestone REIT	23,238
6,252	Xenia Hotels & Resorts, Inc. REIT	126,353

		7,573,521

Utilities – 4.5%
2,666	ALLETE, Inc.	228,556
2,557	American States Water Co.	236,599
2,692	AquaVenture Holdings Ltd.*	47,595
627	Artesian Resources Corp., Class A	22,823
26,719	Atlantic Power Corp.*	61,187
3,170	Avista Corp.	148,673
2,862	Black Hills Corp.	219,544

Common Stocks – (continued)
Utilities – (continued)
2,084	California Water Service Group	117,621
1,002	Chesapeake Utilities Corp.	94,769
6,823	Clearway Energy, Inc., Class A	114,353
7,945	Clearway Energy, Inc., Class C	140,627
439	Connecticut Water Service, Inc.	30,791
3,605	Consolidated Water Co. Ltd. (Cayman Islands)	52,849
1,990	El Paso Electric Co.	132,733
3,595	Genie Energy Ltd., Class B	25,740
1,721	MGE Energy, Inc.	130,538
591	Middlesex Water Co.	36,075
3,868	New Jersey Resources Corp.	176,922
1,267	Northwest Natural Holding Co.	90,413
2,522	NorthWestern Corp.	182,694
2,446	ONE Gas, Inc.	224,078
2,375	Ormat Technologies, Inc.	176,391
2,261	Otter Tail Corp.	114,452
4,504	Pattern Energy Group, Inc., Class A	122,284
4,095	PNM Resources, Inc.	208,886
4,538	Portland General Electric Co.	258,167
3,747	Pure Cycle Corp.*	40,655
1,287	RGC Resources, Inc.	36,525
1,090	SJW Group	74,480
3,359	South Jersey Industries, Inc.	108,630
2,350	Southwest Gas Holdings, Inc.	214,391
2,846	Spark Energy, Inc., Class A	26,923
2,157	Spire, Inc.	183,129
6,245	TerraForm Power, Inc., Class A	105,915
1,204	Unitil Corp.	72,685
958	York Water Co. (The)	35,772

		4,294,465

TOTAL COMMON STOCKS
(Cost $95,630,760)		$95,462,758

Units	Description	Value

Rights – 0.0%
Financials – 0.0%
153	NewStar Financial, Inc. CVR*(b)	$40

Health Care – 0.0%
1,313	Corium International, Inc.*(a)(b)	236

Materials – 0.0%
562	A Schulman, Inc. CVR*(b)	244

TOTAL RIGHTS
(Cost $1,061)		$520

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $95,631,821)		$95,463,278

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,802,678	2.045%	$1,802,678
(Cost $1,802,678)

TOTAL INVESTMENTS – 100.9%
(Cost $97,434,499)		$97,265,956

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(866,659)

NET ASSETS –100.0%		$96,399,297

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVR	—Contingent Value Right
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

August 31, 2019

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:

Investments at value (cost $1,478,329,095, $20,305,105, $1,495,585,854 and $24,409,435, respectively)(a)	$1,697,806,732	$18,447,124	$1,540,684,322	$24,400,193

Investments in securities lending reinvestment vehicle, at value which equals cost	16,175,855	41,424	17,792,823	670,849

Cash	6,423,992	9,966	1,509,699	817

Foreign currency, at value (cost $–, $1,401, $1,310,121 and $23,336, respectively)	—	1,393	1,310,596	23,376

Receivables:

Investments sold	4,630,046	5	—	—

Dividends	3,456,958	53,143	3,515,054	42,920

Foreign tax reclaims	19,959	76,909	979,432	6,157

Securities lending income	18,614	527	39,747	188

Fund shares sold	—	—	74,795,776	—

Other assets	19,236	—	—	—

Total assets	1,728,551,392	18,630,491	1,640,627,449	25,144,500

Liabilities:

Payables:

Upon return of securities loaned	16,175,855	41,424	17,792,823	670,849

Investments purchased	7,663,073	78	76,923,507	41

Foreign bank overdraft (cost $(1,952,328), $—, $— and $—, respectively)	1,958,525	—	—	—

Foreign capital gains tax	1,760,796	—	—	—

Management fees	596,398	4,437	309,777	5,084

Trustees fees	6,634	69	69	69

Accrued expenses	1,189,025	—	—	—

Total liabilities	29,350,306	46,008	95,026,176	676,043

Net Assets:

Paid-in capital	1,580,065,377	22,475,143	1,536,463,609	24,989,119

Total distributable earnings	119,135,709	(3,890,660)	9,137,664	(520,662)

NET ASSETS	$1,699,201,086	$18,584,483	$1,545,601,273	$24,468,457
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	54,600,000	650,000	55,800,000	800,000

Net asset value per share:	$31.12	$28.59	$27.70	$30.59

(a)	Includes loaned securities having a market value of $12,472,409, $40,226, $15,584,145 and $604,310.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

August 31, 2019

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Assets:

Investments at value (cost $5,873,964,473 and $95,631,821, respectively)(a)	$6,587,154,244	$95,463,278

Investments in securities lending reinvestment vehicle, at value which equals cost	—	1,802,678

Cash	7,138,631	866,141

Receivables:

Fund shares sold	29,543,246	—

Dividends	12,161,577	77,295

Securities lending income	—	9,022

Total assets	6,635,997,698	98,218,414

Liabilities:

Payables:

Investments purchased	29,459,968	—

Management fees	487,528	16,370

Trustees fees	69	69

Upon return of securities loaned	—	1,802,678

Total liabilities	29,947,565	1,819,117

Net Assets:

Paid-in capital	5,976,464,797	99,063,968

Total distributable earnings (loss)	629,585,336	(2,664,671)

NET ASSETS	$6,606,050,133	$96,399,297
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	111,802,500	2,250,000

Net asset value per share:	$59.09	$42.84

(a)	Includes loaned securities having a market value of $— and $1,736,689.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2019

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:

Dividends (net of foreign withholding taxes of $5,828,022, $127,723, $4,551,680 and $93,700, respectively)	$47,292,246	$927,676	$38,279,452	$813,817

Non cash dividend income	—	107,683	4,150,753	—

Securities lending income	143,031	17,857	532,609	2,720

Total investment income	47,435,277	1,053,216	42,962,814	816,537

Expenses:

Management fees	6,729,144	70,392	3,171,495	61,559

Custody, accounting and administrative services	1,350,701	—	—	21

Printing and mailing cost	159,838	—	—	—

Professional fees	121,072	—	—	—

Trustee fees	43,307	8,935	38,751	9,081

Registration fees	1,752	—	—	—

Other	110,933	25	1,348	—

Total expenses	8,516,747	79,352	3,211,594	70,661

Less — expense reductions	(943,925)	—	—	—

Net expenses	7,572,822	79,352	3,211,594	70,661

NET INVESTMENT INCOME	39,862,455	973,864	39,751,220	745,876

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments (including the effects of the foreign capital gains tax liability of $15,068, $—, $— and $—, respectively)	(65,460,198)	(1,108,957)	(28,509,550)	(554,459)

In-kind redemptions	4,972,029	7,484,068	5,148,381	9,462,645

Foreign currency transactions	(1,323,627)	(2,876)	(63,273)	5,548

Net change in unrealized gain (loss) on:

Investments (including the effects of the foreign capital gains tax liability of $1,726,913, $—, $— and $—, respectively)	(35,167,587)	(7,880,201)	(41,236,524)	(9,017,972)

Foreign currency translations	39,250	(4,088)	(27,763)	(673)

Net realized and unrealized loss	(96,940,133)	(1,512,054)	(64,688,729)	(104,911)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(57,077,678)	$(538,190)	$(24,937,509)	$640,965

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2019

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Investment income:

Dividends (net of foreign withholding taxes of $— and $205, respectively)	$87,464,044	$1,082,872

Securities lending income	100,304	52,920

Total investment income	87,564,348	1,135,792

Expenses:

Management fees	4,013,805	139,997

Trustee fees	113,964	9,828

Total expenses	4,127,769	149,825

NET INVESTMENT INCOME	83,436,579	985,967

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(62,488,631)	(2,334,650)

In-kind redemptions	150,974,919	1,409,104

Foreign currency transactions	—	(70)

Net change in unrealized loss on:

Investments	(22,078,144)	(4,008,744)

Net realized and unrealized gain (loss)	66,408,144	(4,934,360)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$149,844,723	$(3,948,393)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF			ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$39,862,455	$37,961,917		$973,864	$1,914,710

Net realized gain (loss)	(61,811,796)	(13,621,310)		6,372,235	(1,087,193)

Net change in unrealized gain (loss)	(35,128,337)	(38,278,616)		(7,884,289)	344,197

Net increase (decrease) in net assets resulting from operations	(57,077,678)	(13,938,009)		(538,190)	1,171,714

Distributions to shareholders:

From distributable earnings	(42,811,808)	(32,143,026	)(a)	(1,153,378)	(1,905,353	)(a)

Total distributions to shareholders	(42,811,808)	(32,143,026)		(1,153,378)	(1,905,353)

From share transactions:

Proceeds from sales of shares	173,910,887	314,794,227		9,731,944	30,634,671

Cost of shares redeemed	(63,360,446)	(70,855,843)		(63,419,366)	—

Net increase (decrease) in net assets resulting from share transactions	110,550,441	243,938,384		(53,687,422)	30,634,671

TOTAL INCREASE (DECREASE)	10,660,955	197,857,349		(55,378,990)	29,901,032

Net assets: (b)

Beginning of year	$1,688,540,131	$1,490,682,782		$73,963,473	$44,062,441

End of year	$1,699,201,086	$1,688,540,131		$18,584,483	$73,963,473

(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for ActiveBeta® Emerging Markets Equity ETF and ActiveBeta® Europe Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $14,894,569 and $140,745 for ActiveBeta® Emerging Markets Equity ETF and ActiveBeta® Europe Equity ETF respectively, as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF			ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$39,751,220	$21,402,220		$745,876	$817,023

Net realized gain (loss)	(23,424,442)	(4,232,491)		8,913,734	(5,936)

Net change in unrealized gain (loss)	(41,264,287)	15,910,667		(9,018,645)	2,883,563

Net increase (decrease) in net assets resulting from operations	(24,937,509)	33,080,396		640,965	3,694,650

Distributions to shareholders:

From distributable earnings	(37,687,035)	(21,486,236	)(a)	(794,800)	(918,018	)(a)

Total distributions to shareholders	(37,687,035)	(21,486,236)		(794,800)	(918,018)

From share transactions:

Proceeds from sales of shares	533,347,481	504,609,336		12,425,460	7,009,409

Cost of shares redeemed	(19,583,653)	(14,870,038)		(40,580,807)	—

Net increase (decrease) in net assets resulting from share transactions	513,763,828	489,739,298		(28,155,347)	7,009,409

TOTAL INCREASE (DECREASE)	451,139,284	501,333,458		(28,309,182)	9,786,041

Net assets: (b)

Beginning of year	$1,094,461,989	$593,128,531		$52,777,639	$42,991,598

End of year	$1,545,601,273	$1,094,461,989		$24,468,457	$52,777,639

(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed (distribution in excess of) net investment income was $2,014,147 and $(137,957) for ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF respectively, as of August 31, 2018.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF			ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018		For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$83,436,579	$53,085,510		$985,967	$255,423

Net realized gain (loss)	88,486,288	38,767,598		(925,616)	557,814

Net change in unrealized gain (loss)	(22,078,144)	499,540,105		(4,008,744)	4,040,567

Net increase (decrease) in net assets resulting from operations	149,844,723	591,393,213		(3,948,393)	4,853,804

Distributions to shareholders:

From distributable earnings	(76,178,483)	(50,169,147	)(a)	(900,932)	(196,288	)(a)

Total distributions to shareholders	(76,178,483)	(50,169,147)		(900,932)	(196,288)

From share transactions:

Proceeds from sales of shares	3,028,113,603	1,249,627,575		58,670,921	41,173,190

Cost of shares redeemed	(476,026,399)	(207,045,304)		(4,436,399)	(10,712,536)

Net increase in net assets resulting from share transactions	2,552,087,204	1,042,582,271		54,234,522	30,460,654

TOTAL INCREASE	2,625,753,444	1,583,806,337		49,385,197	35,118,170

Net assets: (b)

Beginning of year	$3,980,296,689	$2,396,490,352		$47,014,100	$11,895,930

End of year	$6,606,050,133	$3,980,296,689		$96,399,297	$47,014,100

(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $12,889,916 and $79,481 for ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF respectively, as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,			For the Period September 25, 2015* to August 31, 2016
	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$32.98	$33.73	$28.03	$25.00

Net investment income(a)	0.75	0.77	0.63	0.60

Net realized and unrealized gain (loss)	(1.79)	(0.84)	5.58	2.70

Total gain (loss) from investment operations	(1.04)	(0.07)	6.21	3.30

Distributions to shareholders from net investment income	(0.82)	(0.68)	(0.51)	(0.27)

Net asset value, end of period	$31.12	$32.98	$33.73	$28.03

Market price, end of period	$31.14	$32.87	$33.74	$28.01

Total Return at Net Asset Value(b)	(3.21)%	(0.28)%	22.49%	13.29%

Net assets, end of period (in 000’s)	$1,699,201	$1,688,540	$1,490,683	$863,388

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.45	%(c)

Ratio of total expenses to average net assets	0.51%	0.51%	0.53%	0.58	%(c)

Ratio of net investment income to average net assets	2.37%	2.19%	2.13%	2.52	%(c)

Portfolio turnover rate(d)	28%	28%	27%	44%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31,			For the Period March 2, 2016* to August 31, 2016
	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$30.82	$30.39	$26.12	$25.03

Net investment income(a)	0.89	0.95	0.75	0.60

Net realized and unrealized gain (loss)	(1.84)	0.37	4.26	0.97

Total gain (loss) from investment operations	(0.95)	1.32	5.01	1.57

Distributions to shareholders from net investment income	(1.28)	(0.89)	(0.74)	(0.48)

Net asset value, end of period	$28.59	$30.82	$30.39	$26.12

Market price, end of period	$28.62	$30.73	$30.54	$26.20

Total Return at Net Asset Value(b)	(3.15)%	4.40%	19.46%	6.23%

Net assets, end of period (in 000’s)	$18,584	$73,963	$44,062	$33,959

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.71	%(c)

Ratio of net investment income to average net assets	3.07%	3.02%	2.71%	4.61	%(c)

Portfolio turnover rate(d)	17%	23%	17%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31,			For the Period November 6, 2015* to August 31, 2016
	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$29.42	$28.38	$24.67	$24.78

Net investment income(a)	0.86	0.76	0.69	0.59

Net realized and unrealized gain (loss)	(1.78)	1.02	3.61	(0.37)

Total gain (loss) from investment operations	(0.92)	1.78	4.30	0.22

Distributions to shareholders from net investment income	(0.80)	(0.74)	(0.59)	(0.33)

Net asset value, end of period	$27.70	$29.42	$28.38	$24.67

Market price, end of period	$27.73	$29.45	$28.53	$24.78

Total Return at Net Asset Value(b)	(3.09)%	6.30%	17.66%	0.90%

Net assets, end of period (in 000’s)	$1,545,601	$1,094,462	$593,129	$283,757

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.27	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.62	%(c)

Ratio of net investment income to average net assets	3.10%	2.56%	2.64%	3.02	%(c)

Portfolio turnover rate(d)	17%	16%	23%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31,			For the Period March 2, 2016* to August 31, 2016
	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$32.99	$30.71	$27.33	$25.69

Net investment income(a)	0.82	0.54	0.48	0.24

Net realized and unrealized gain (loss)	(2.29)	2.36	3.50	1.60

Total gain (loss) from investment operations	(1.47)	2.90	3.98	1.84

Distributions to shareholders from net investment income	(0.93)	(0.62)	(0.60)	(0.20)

Net asset value, end of period	$30.59	$32.99	$30.71	$27.33

Market price, end of period	$30.52	$32.90	$30.79	$27.44

Total Return at Net Asset Value(b)	(4.32)%	9.42%	14.74%	7.17%

Net assets, end of period (in 000’s)	$24,468	$52,778	$42,992	$32,797

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.73	%(c)

Ratio of net investment income to average net assets	2.64%	1.62%	1.68%	1.81	%(c)

Portfolio turnover rate(d)	33%	23%	22%	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,			For the Period September 17, 2015* to August 31, 2016
	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$58.75	$49.16	$43.83	$40.70

Net investment income(a)	1.03	0.96	0.97	0.85

Net realized and unrealized gain	0.30	9.56	5.17	2.78

Total gain from investment operations	1.33	10.52	6.14	3.63

Distributions to shareholders from net investment income	(0.99)	(0.93)	(0.81)	(0.50)

Net asset value, end of period	$59.09	$58.75	$49.16	$43.83

Market price, end of period	$59.07	$58.75	$49.15	$43.82

Total Return at Net Asset Value(b)	2.42%	21.65%	14.15%	8.97%

Net assets, end of period (in 000’s)	$6,606,050	$3,980,297	$2,396,490	$1,157,206

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09	%(c)

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.19	%(c)

Ratio of net investment income to average net assets	1.82%	1.78%	2.08%	2.11	%(c)

Portfolio turnover rate(d)	16%	16%	20%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31,		For the Period June 28, 2017* to August 31, 2017
	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$49.49	$39.65	$40.36

Net investment income(a)	0.57	0.56	0.07

Net realized and unrealized gain (loss)	(6.66)	9.79	(0.78)

Total gain (loss) from investment operations	(6.09)	10.35	(0.71)

Distributions to shareholders from net investment income	(0.56)	(0.51)	—

Net asset value, end of period	$42.84	$49.49	$39.65

Market price, end of period	$42.84	$49.55	$38.95

Total Return at Net Asset Value(b)	(12.28)%	26.28%	(1.76)%

Net assets, end of period (in 000’s)	$96,399	$47,014	$11,896

Ratio of total expenses to average net assets	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.32%	1.24%	0.96	%(c)

Portfolio turnover rate(d)	20%	27%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The market price for the Funds’ shares may be different from the net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® U.S. Small Cap Equity ETF. The ActiveBeta® Emerging Markets Equity ETF issues and redeems Creation Units partially for cash and partially in-kind. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments

GOLDMAN SACHS ACTIVEBETA® ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2019:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$89,073,046	$6,682,492	$—

Asia	1,252,246,232	79,321,005	—

Europe	27,837,356	—	—

North America	61,882,789	—	—

South America	136,303,154	44,460,658	—

Fixed Income

Foreign Corporate Debt	—	—	—

Securities Lending Reinvestment Vehicle	16,175,855	—	—

Total	$1,583,518,432	$130,464,155	$—

GOLDMAN SACHS ACTIVEBETA® ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$84,335	$—	$—

Asia	44,358	—	—

Europe	17,920,038	112,126	—

North America	133,246	—	—

Oceania	153,021	—	—

Securities Lending Reinvestment Vehicle	41,424	—	—

Total	$18,376,422	$112,126	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$4,291,830	$—	$—

Asia	408,980,127	—	—

Europe	859,156,715	6,476,062	—

North America	158,118,285	—	—

Oceania	103,347,082	—	—

South America	—	314,221	—

Securities Lending Reinvestment Vehicle	17,792,823	—	—

Total	$1,551,686,862	$6,790,283	$—

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$24,400,193	$—	$—

Securities Lending Reinvestment Vehicle	670,849	—	—

Total	$25,071,042	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$6,587,154,244	$—	$—

Total	$6,587,154,244	$—	$—

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$89,238	$—	$—

Europe	381,793	—	—

North America	94,839,933	78,422	520

South America	73,372	—	—

Securities Lending Reinvestment Vehicle	1,802,678	—	—

Total	$97,187,014	$78,422	$520

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2019, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%

For the fiscal year ended August 31, 2019, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

GOLDMAN SACHS ACTIVEBETA® ETFS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2019, these expense reimbursements amounted to $943,925.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
Shares Sold	5,400,000	$173,435,103	9,000,000	$313,899,096
Shares Redeemed	(2,000,000)	(63,269,200)	(2,000,000)	(70,845,037)

NET INCREASE IN SHARES	3,400,000	$110,165,903	7,000,000	$243,054,059

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
Shares Sold	350,000	$9,731,604	950,000	$30,634,671
Shares Redeemed	(2,100,000)	(63,419,366)	—	—

NET INCREASE IN SHARES	(1,750,000)	$(53,687,762)	950,000	$30,634,671

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2019

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
Shares Sold	19,300,000	$533,307,092	16,800,000	$504,572,187
Shares Redeemed	(700,000)	(19,583,028)	(500,000)	(14,869,982)

NET INCREASE IN SHARES	18,600,000	$513,724,064	16,300,000	$489,702,205

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
Shares Sold	400,000	$12,425,460	200,000	$7,009,409
Shares Redeemed	(1,200,000)	(40,580,807)	—	—

NET INCREASE IN SHARES	(800,000)	$(28,155,347)	200,000	$7,009,409

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
Shares Sold	52,500,000	$3,028,113,210	22,900,000	$1,249,627,522
Shares Redeemed	(8,450,000)	(476,026,399)	(3,900,000)	(207,045,304)

NET INCREASE IN SHARES	44,050,000	$2,552,086,811	19,000,000	$1,042,582,218

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018
Shares Sold	1,400,000	$58,670,905	900,000	$41,173,179
Shares Redeemed	(100,000)	(4,436,399)	(250,000)	(10,712,536)

NET INCREASE IN SHARES	1,300,000	$54,234,506	650,000	$30,460,643

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2019, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$557,416,923	$475,492,548
ActiveBeta® Europe Equity ETF	5,484,651	5,741,884
ActiveBeta® International Equity ETF	235,881,885	213,666,797
ActiveBeta® Japan Equity ETF	9,915,126	9,371,791
ActiveBeta® U.S. Large Cap Equity ETF	748,178,382	728,516,441
ActiveBeta® U.S. Small Cap Equity ETF	15,334,041	15,174,691

GOLDMAN SACHS ACTIVEBETA® ETFS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchase and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2019, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$44,186,772	$17,449,701
ActiveBeta® Europe Equity ETF	9,626,671	62,992,920
ActiveBeta® International Equity ETF	510,255,471	18,887,111
ActiveBeta® Japan Equity ETF	12,267,988	40,286,144
ActiveBeta® U.S. Large Cap Equity ETF	3,008,226,830	474,455,072
ActiveBeta® U.S. Small Cap Equity ETF	58,110,023	4,334,810

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2019

7. SECURITIES LENDING (continued)

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Fund	Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019
ActiveBeta® Emerging Markets Equity ETF	$22,917,805	$120,312,270	$(127,054,220)	$16,175,855
ActiveBeta® Europe Equity ETF	517,340	11,415,420	(11,891,336)	41,424
ActiveBeta® International Equity ETF	12,382,605	319,924,660	(314,514,442)	17,792,823
ActiveBeta® Japan Equity ETF	928,809	4,275,535	(4,533,495)	670,849
ActiveBeta® U.S. Large Cap Equity ETF	165,999	37,267,739	(37,433,738)	—
ActiveBeta® U.S. Small Cap Equity ETF	1,464,426	14,705,791	(14,367,539)	1,802,678

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Distributions paid from:
Ordinary Income	$42,811,808	$1,153,378	$37,687,035	$794,800	$76,178,483	$900,932
Total taxable distributions	$42,811,808	$1,153,378	$37,687,035	$794,800	$76,178,483	$900,932

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Distributions paid from:
Ordinary Income	$32,143,026	$1,905,353	$21,486,236	$918,018	$50,169,147	$195,906
Long-term capital gain	—	—	—	—	—	382
Total taxable distributions	$32,143,026	$1,905,353	$21,486,236	$918,018	$50,169,147	$196,288

GOLDMAN SACHS ACTIVEBETA® ETFS

8. TAX INFORMATION (continued)

As of August 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Undistributed ordinary income — net	$12,310,507	$51,762	$7,322,806	$90,786	$20,141,142	$166,896
Total undistributed earnings	$12,310,507	$51,762	$7,322,806	$90,786	$20,141,142	$166,896
Capital loss carryforwards:
Perpetual Short-Term	$(38,356,210)	$(685,963)	$(19,204,390)	$(276,454)	$(16,260,161)	$(253,145)
Perpetual Long-Term	—	(230,075)	(12,588,757)	—	(9,008,313)	—
Timing differences (Post-October Capital Loss Deferral/Qualified Late Year Loss Deferral)	(64,732,108)	(1,108,535)	—	—	(41,526,054)	(1,208,478)
Unrealized gains (losses) — net	209,913,520	(1,917,849)	33,608,005	(334,994)	676,238,722	(1,369,944)
Total accumulated earnings (losses) net	$119,135,709	$(3,890,660)	$9,137,664	$(520,662)	$629,585,336	$(2,664,671)

As of August 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Tax Cost	$1,502,254,267	$20,402,862	$1,524,844,737	$25,406,627	$5,910,915,522	$98,635,900
Gross unrealized gain	308,790,012	1,151,982	136,304,170	1,844,609	877,488,485	8,588,868
Gross unrealized loss	(97,061,692)	(3,066,296)	(102,671,762)	(2,180,194)	(201,249,763)	(9,958,812)
Net unrealized gains (losses)	$211,728,320	$(1,914,314)	$33,632,408	$(335,585)	$676,238,722	$(1,369,944)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of underlying fund investments, partnership investments, and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions in-kind.

Fund	Paid-in Capital	Total Distributable Earnings
ActiveBeta® Emerging Markets Equity ETF	$4,819,610	$(4,819,610)
ActiveBeta® Europe Equity ETF	7,174,939	(7,174,939)
ActiveBeta® International Equity ETF	4,957,741	(4,957,741)
ActiveBeta® Japan Equity ETF	9,175,195	(9,175,195)
ActiveBeta® U.S. Large Cap Equity ETF	148,400,942	(148,400,942)
ActiveBeta® U.S. Small Cap Equity ETF	1,404,451	(1,404,451)

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2019

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS ACTIVEBETA® ETFS

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (six of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ACTIVEBETA® ETFS

Fund Expenses — Six Months ended 8/31/2019 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2019 and held for the six months ended August 31, 2019, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*
Actual based on NAV	$1,000	$965.90		$2.23	$1,000	$1,012.50		$1.27	$1,000	$1,011.80		$1.27
Hypothetical 5% return	1,000	1,022.94	+	2.29	1,000	1,023.95	+	1.28	1,000	1,023.95	+	1.28
	ActiveBeta® Japan Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*
Actual based on NAV	$1,000	$1,006.00		$1.26	$1,000	$1,062.10		$0.47	$1,000	$958.50		$0.99
Hypothetical 5% return	1,000	1,023.95	+	1.28	1,000	1,024.75	+	0.46	1,000	1,024.20	+	1.02

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
ActiveBeta® Emerging Markets Equity ETF	0.45%
ActiveBeta® Europe Equity ETF	0.25
ActiveBeta® International Equity ETF	0.25
ActiveBeta® Japan Equity ETF	0.25
ActiveBeta® U.S. Large Cap Equity ETF	0.09
ActiveBeta® U.S. Small Cap Equity ETF	0.20

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 61	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016 - March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	WD-40 Company (a global consumer products company)

Michael Latham Age: 53	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	41	None

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	Trustee and President	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	161	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2019.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ActiveBeta® ETFs — Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2019, the total amount of income received by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF from sources within foreign countries and possessions of the United States was $0.7834, $1.3527, $0.4896 and $1.1508 and per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF was 94.90%, 81.81%, 84.85% and 85.71%, respectively. The total amount of taxes paid by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF to foreign countries was $0.0916, $0.1628, $0.0481 and $0.1340 per share, respectively.

For the fiscal year ended August 31, 2019, 72.74%, 75.68%, 72.33%, 87.12%, 97.42%, and 80.48% of the dividends paid from net investment company taxable income by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, and ActiveBeta® U.S. Small Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2019, 88.69% and 70.80% of the dividends paid from net investment company taxable income by the ActiveBeta® U.S. Large Cap Equity and ActiveBeta® U.S. Small Cap Equity ETF qualify for the dividends received deduction available to corporations.

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“RUSSELL”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

© 2019 Goldman Sachs. All rights reserved. 180389-OTU-1069499 ACTBETAAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Equal Weight U.S. Large Cap Equity ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) consists of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2019, the Index consisted of 495 securities with a market capitalization range of between approximately $5.2 billion and $1,099.4 billion, and an average market capitalization of approximately $50.2 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e., the 12-month period ended August 31, 2019, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

1

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.62% based on net asset value (“NAV”) and 1.61% based on market price. The Index returned 1.78%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned 2.92% during the same period.

The Fund had a NAV of $46.33 on August 31, 2018 and ended the Reporting Period with a NAV of $46.30 per share. The Fund’s market price on August 31, 2019 was $46.32 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a positive absolute return but underperformed the S&P 500® Index. The Fund also underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the energy, communication services and consumer staples sectors detracted most from the Index’s results relative to the S&P 500® Index. Partially offsetting these detractors were Index constituents in the real estate, utilities and financials sectors, which contributed positively to the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the S&P 500® Index, underweight positions in software giant Microsoft, consumer goods manufacturer Procter & Gamble and payments processor Visa detracted most (0.20%, 0.21% and 0.21% of Fund net assets as of August 31, 2019, respectively). Each of these holdings posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, underweight positions in e-commerce retailing behemoth Amazon.com and information technology giants Apple and Alphabet contributed most positively (0.20%, 0.21% and 0.20% of Fund net assets as of August 31, 2019, respectively.) Each of these holdings posted a negative return within the Index during the Reporting Period.

2

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive US Large Cap Equal Weight Index (GTR)	S&P 500® Index

Information Technology	15.89%	15.87%	22.05%
Financials	14.21	14.39	12.77
Health Care	13.22	13.25	13.90
Industrials	12.72	12.75	9.23
Consumer Discretionary	10.51	10.51	10.16
Utilities	6.34	6.36	3.47
Consumer Staples	6.39	6.33	7.58
Real Estate	6.24	6.20	3.26
Energy	5.17	5.23	4.42
Materials	4.75	4.71	2.70
Communication Services	4.40	4.40	10.47

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.2% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

3

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$46.32
Net Asset Value (NAV)[1]	$46.30

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business

Target Corp.	0.3%	Consumer Discretionary
Kontoor Brands, Inc.	0.2	Consumer Discretionary
DexCom, Inc.	0.2	Health Care
Dollar General Corp.	0.2	Consumer Discretionary
Burlington Stores, Inc.	0.2	Consumer Discretionary
MarketAxess Holdings, Inc.	0.2	Financials
Lowe’s Cos., Inc.	0.2	Consumer Discretionary
QUALCOMM, Inc.	0.2	Information Technology
Symantec Corp.	0.2	Information Technology
Amgen, Inc.	0.2	Health Care

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on September 12, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap-based index against which the performance of the Fund is measured, the Solactive US Large Cap Equal Weight Index (GTR) and the S&P® 500 Index (Total Return, USD), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 12, 2017 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year	Since Inception
Shares based on NAV (Commenced September 12, 2017)	1.62%	8.52%

Shares based on Market Price (Commenced September 12, 2017)	1.61%	8.53%

Solactive US Large Cap Equal Weight Index	1.78%	8.69%

S&P 500® Index (TR, unhedged, USD)	2.92%	10.57%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

5

FUND BASICS

Index Definitions and Industry Terms:

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Solactive US Large Cap Equal Weight Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of an Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

6

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.6%
Communication Services – 4.4%
7,225	Activision Blizzard, Inc.	$365,585
288	Alphabet, Inc., Class A*	342,873
288	Alphabet, Inc., Class C*	342,173
9,913	AT&T, Inc.	349,532
6,792	CBS Corp., Class B	285,672
28,169	CenturyLink, Inc.	320,563
881	Charter Communications, Inc., Class A*	360,849
8,003	Comcast Corp., Class A	354,213
3,735	Electronic Arts, Inc.*	349,895
1,824	Facebook, Inc., Class A*	338,662
9,237	Fox Corp., Class A	306,391
1,444	IAC/InterActiveCorp*	367,700
15,812	Interpublic Group of Cos., Inc. (The)	314,343
3,389	Liberty Broadband Corp., Class C*	357,336
1,086	Netflix, Inc.*	319,012
4,368	Omnicom Group, Inc.	332,230
2,702	Take-Two Interactive Software, Inc.*	356,583
4,357	T-Mobile US, Inc.*	340,064
8,148	Twitter, Inc.*	347,512
6,115	Verizon Communications, Inc.	355,648
11,348	Viacom, Inc., Class B	283,473
2,374	Walt Disney Co. (The)	325,855

		7,416,164

Consumer Discretionary – 10.5%
2,312	Advance Auto Parts, Inc.	318,940
190	Amazon.com, Inc.*	337,495
310	AutoZone, Inc.*	341,524
4,972	Best Buy Co., Inc.	316,468
190	Booking Holdings, Inc.*	373,618
1,919	Burlington Stores, Inc.*	388,578
3,920	CarMax, Inc.*	326,458
7,469	Carnival Corp.	329,234
426	Chipotle Mexican Grill, Inc.*	357,167
7,278	D.R. Horton, Inc.	360,043
2,855	Darden Restaurants, Inc.	345,398
2,503	Dollar General Corp.	390,693
3,631	Dollar Tree, Inc.*	368,655
1,388	Domino’s Pizza, Inc.	314,854
8,481	eBay, Inc.	341,699
2,648	Expedia Group, Inc.	344,505
35,507	Ford Motor Co.	325,599
4,391	Garmin Ltd.	358,174
8,614	General Motors Co.	319,493
3,669	Genuine Parts Co.	331,274
2,980	Hasbro, Inc.	329,201
3,637	Hilton Worldwide Holdings, Inc.	335,950
1,612	Home Depot, Inc. (The)	367,391
6,669	Kohl’s Corp.	315,177
11,517	Kontoor Brands, Inc.*	394,342
6,179	Las Vegas Sands Corp.	342,749
2,833	Lear Corp.	318,033
6,986	Lennar Corp., Class A	356,286
13,173	LKQ Corp.*	346,055
3,437	Lowe’s Cos., Inc.	385,631
2,620	Marriott International, Inc., Class A	330,277
1,574	McDonald’s Corp.	343,085

Common Stocks – (continued)
Consumer Discretionary – (continued)
11,923	MGM Resorts International	334,559
4,141	NIKE, Inc., Class B	349,914
7,173	Norwegian Cruise Line Holdings Ltd.*	364,030
98	NVR, Inc.*	352,702
900	O’Reilly Automotive, Inc.*	345,384
4,323	PVH Corp.	327,683
3,257	Ross Stores, Inc.	345,275
3,144	Royal Caribbean Cruises Ltd.	327,856
3,530	Starbucks Corp.	340,857
12,073	Tapestry, Inc.	249,307
4,068	Target Corp.	435,439
1,459	Tesla, Inc.*(a)	329,165
3,799	Tiffany & Co.	322,421
6,430	TJX Cos., Inc. (The)	353,457
3,185	Tractor Supply Co.	324,488
991	Ulta Beauty, Inc.*	235,590
1,409	Vail Resorts, Inc.	332,919
4,122	VF Corp.	337,798
3,008	Wynn Resorts Ltd.	331,331
2,901	Yum! Brands, Inc.	338,779

		17,733,000

Consumer Staples – 6.4%
7,293	Altria Group, Inc.	318,996
8,995	Archer-Daniels-Midland Co.	342,260
6,212	Brown-Forman Corp., Class B	366,446
4,509	Church & Dwight Co., Inc.	359,728
2,182	Clorox Co. (The)	345,105
6,439	Coca-Cola Co. (The)	354,403
4,819	Colgate-Palmolive Co.	357,329
12,179	Conagra Brands, Inc.	345,396
1,799	Constellation Brands, Inc., Class A	367,626
1,250	Costco Wholesale Corp.	368,450
1,876	Estee Lauder Cos., Inc. (The), Class A	371,429
6,411	General Mills, Inc.	344,912
2,240	Hershey Co. (The)	354,995
8,308	Hormel Foods Corp.	354,004
3,043	JM Smucker Co. (The)	320,002
5,460	Kellogg Co.	342,888
2,502	Kimberly-Clark Corp.	353,057
11,008	Kraft Heinz Co. (The)	280,924
15,109	Kroger Co. (The)	357,781
5,183	Lamb Weston Holdings, Inc.	364,831
2,166	McCormick & Co., Inc.	352,776
6,576	Molson Coors Brewing Co., Class B	337,743
6,371	Mondelez International, Inc., Class A	351,807
5,595	Monster Beverage Corp.*	328,259
2,661	PepsiCo, Inc.	363,839
4,140	Philip Morris International, Inc.	298,453
2,944	Procter & Gamble Co. (The)	353,957
4,907	Sysco Corp.	364,737
3,959	Tyson Foods, Inc., Class A	368,345
6,544	Walgreens Boots Alliance, Inc.	334,987
3,138	Walmart, Inc.	358,548

		10,784,013

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Energy – 5.1%
14,686	Apache Corp.	$316,777
14,210	Baker Hughes a GE Co.	308,215
19,470	Cabot Oil & Gas Corp.	333,326
5,477	Cheniere Energy, Inc.*	327,032
2,821	Chevron Corp.	332,088
5,051	Concho Resources, Inc.	369,481
6,207	ConocoPhillips	323,881
13,897	Devon Energy Corp.	305,595
3,698	Diamondback Energy, Inc.	362,700
4,300	EOG Resources, Inc.	319,017
4,744	Exxon Mobil Corp.	324,869
16,873	Halliburton Co.	317,887
5,854	Hess Corp.	368,509
16,805	Kinder Morgan, Inc.	340,637
27,682	Marathon Oil Corp.	327,755
6,788	Marathon Petroleum Corp.	334,038
15,795	National Oilwell Varco, Inc.	322,692
15,728	Noble Energy, Inc.	355,138
8,430	Occidental Petroleum Corp.	366,536
4,944	ONEOK, Inc.	352,408
3,455	Phillips 66	340,767
2,799	Pioneer Natural Resources Co.	345,453
9,493	Schlumberger Ltd.	307,858
9,470	Targa Resources Corp.	342,056
4,381	Valero Energy Corp.	329,802
14,306	Williams Cos., Inc. (The)	337,622

		8,712,139

Financials – 14.2%
6,471	Aflac, Inc.	324,715
485	Alleghany Corp.*	363,415
3,240	Allstate Corp. (The)	331,744
10,704	Ally Financial, Inc.	335,570
2,748	American Express Co.	330,777
6,191	American International Group, Inc.	322,180
2,527	Ameriprise Financial, Inc.	325,932
36,001	Annaly Capital Management, Inc. REIT	298,808
1,798	Aon PLC	350,340
8,661	Arch Capital Group Ltd.*	342,110
3,801	Arthur J Gallagher & Co.	344,789
11,844	Bank of America Corp.	325,828
7,405	Bank of New York Mellon Corp. (The)	311,454
7,048	BB&T Corp.	335,837
1,678	Berkshire Hathaway, Inc., Class B*	341,322
774	BlackRock, Inc.	327,061
3,812	Capital One Financial Corp.	330,195
2,841	Cboe Global Markets, Inc.	338,534
8,541	Charles Schwab Corp. (The)	326,864
2,212	Chubb Ltd.	345,691
3,146	Cincinnati Financial Corp.	353,894
5,082	Citigroup, Inc.	327,027
9,680	Citizens Financial Group, Inc.	326,603
1,615	CME Group, Inc.	350,923
5,169	Comerica, Inc.	318,669
3,994	Discover Financial Services	319,400
7,626	E*TRADE Financial Corp.	318,309

Common Stocks – (continued)
Financials – (continued)
1,375	Everest Re Group Ltd.	324,335
1,225	FactSet Research Systems, Inc.	333,310
7,788	Fidelity National Financial, Inc.	342,205
12,348	Fifth Third Bancorp	326,605
3,583	First Republic Bank	321,467
10,957	Franklin Resources, Inc.	287,950
1,633	Goldman Sachs Group, Inc. (The)(b)	332,985
5,842	Hartford Financial Services Group, Inc. (The)	340,472
25,774	Huntington Bancshares, Inc.	341,506
3,717	Intercontinental Exchange, Inc.	347,465
19,538	Invesco Ltd.	306,747
3,049	JPMorgan Chase & Co.	334,963
20,217	KeyCorp	335,602
13,417	KKR & Co., Inc., Class A	346,695
5,872	Lincoln National Corp.	310,511
6,529	Loews Corp.	313,849
2,176	M&T Bank Corp.	318,153
304	Markel Corp.*	347,496
975	MarketAxess Holdings, Inc.	387,680
3,446	Marsh & McLennan Cos., Inc.	344,221
7,184	MetLife, Inc.	318,251
1,631	Moody’s Corp.	351,611
8,167	Morgan Stanley	338,849
1,572	MSCI, Inc.	368,838
3,512	Nasdaq, Inc.	350,638
3,736	Northern Trust Corp.	328,507
2,504	PNC Financial Services Group, Inc. (The)	322,841
6,196	Principal Financial Group, Inc.	329,751
4,232	Progressive Corp. (The)	320,786
3,902	Prudential Financial, Inc.	312,511
4,394	Raymond James Financial, Inc.	344,973
22,823	Regions Financial Corp.	333,672
2,261	Reinsurance Group of America, Inc.	348,126
1,370	S&P Global, Inc.	356,460
6,291	State Street Corp.	322,791
5,472	SunTrust Banks, Inc.	336,583
1,625	SVB Financial Group*	316,258
9,824	Synchrony Financial	314,859
3,138	T. Rowe Price Group, Inc.	347,126
7,084	TD Ameritrade Holding Corp.	314,600
2,307	Travelers Cos., Inc. (The)	339,037
6,285	US Bancorp	331,157
7,172	Wells Fargo & Co.	334,000
1,735	Willis Towers Watson PLC	343,478
8,012	Zions Bancorp NA	329,213

		23,967,124

Health Care – 13.2%
3,966	Abbott Laboratories	338,379
5,197	AbbVie, Inc.	341,651
1,679	ABIOMED, Inc.*	324,165
4,975	Agilent Technologies, Inc.	353,772
3,077	Alexion Pharmaceuticals, Inc.*	310,038
1,785	Align Technology, Inc.*	326,851
2,111	Allergan PLC	337,169

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
4,003	AmerisourceBergen Corp.	$329,327
1,825	Amgen, Inc.	380,731
1,157	Anthem, Inc.	302,579
4,035	Baxter International, Inc.	354,878
1,390	Becton Dickinson and Co.	352,949
1,401	Biogen, Inc.*	307,870
4,430	BioMarin Pharmaceutical, Inc.*	332,516
7,952	Boston Scientific Corp.*	339,789
7,368	Bristol-Myers Squibb Co.	354,180
7,842	Cardinal Health, Inc.	338,225
3,597	Celgene Corp.*	348,190
6,876	Centene Corp.*	320,559
4,773	Cerner Corp.	328,907
2,056	Cigna Corp.	316,562
1,024	Cooper Cos., Inc. (The)	317,184
6,223	CVS Health Corp.	379,105
2,434	Danaher Corp.	345,847
6,520	DENTSPLY SIRONA, Inc.	340,018
2,279	DexCom, Inc.*	391,099
1,583	Edwards Lifesciences Corp.*	351,173
10,249	Elanco Animal Health, Inc.*	266,679
3,021	Eli Lilly & Co.	341,282
2,980	Exact Sciences Corp.*	355,276
5,261	Gilead Sciences, Inc.	334,284
2,707	HCA Healthcare, Inc.	325,381
5,451	Henry Schein, Inc.*	335,891
6,908	Hologic, Inc.*	341,048
1,152	Humana, Inc.	326,258
1,245	IDEXX Laboratories, Inc.*	360,726
1,154	Illumina, Inc.*	324,666
4,074	Incyte Corp.*	333,335
668	Intuitive Surgical, Inc.*	341,575
5,254	Ionis Pharmaceuticals, Inc.*	332,105
2,180	IQVIA Holdings, Inc.*	338,227
2,573	Johnson & Johnson	330,270
2,084	Laboratory Corp. of America Holdings*	349,195
2,421	McKesson Corp.	334,752
3,326	Medtronic PLC	358,842
3,992	Merck & Co., Inc.	345,188
477	Mettler-Toledo International, Inc.*	313,289
18,494	Mylan NV*	360,078
4,066	PerkinElmer, Inc.	336,258
9,111	Pfizer, Inc.	323,896
3,404	Quest Diagnostics, Inc.	348,467
1,120	Regeneron Pharmaceuticals, Inc.*	324,856
2,602	ResMed, Inc.	362,459
2,209	STERIS PLC	341,070
1,594	Stryker Corp.	351,732
929	Teleflex, Inc.	338,082
1,221	Thermo Fisher Scientific, Inc.	350,500
1,357	UnitedHealth Group, Inc.	317,538
2,301	Universal Health Services, Inc., Class B	332,679
2,988	Varian Medical Systems, Inc.*	316,519
2,099	Veeva Systems, Inc., Class A*	336,638
1,902	Vertex Pharmaceuticals, Inc.*	342,398
1,606	Waters Corp.*	340,295

Common Stocks – (continued)
Health Care – (continued)
1,217	WellCare Health Plans, Inc.*	329,491
2,490	Zimmer Biomet Holdings, Inc.	346,608
2,778	Zoetis, Inc.	351,195

		22,302,741

Industrials – 12.7%
2,056	3M Co.	332,496
11,871	American Airlines Group, Inc.	312,326
3,927	AMETEK, Inc.	337,447
1,013	Boeing Co. (The)	368,823
4,140	C.H. Robinson Worldwide, Inc.	349,789
2,758	Caterpillar, Inc.	328,202
1,309	Cintas Corp.	345,314
4,513	Copart, Inc.*	340,235
567	CoStar Group, Inc.*	348,631
5,062	CSX Corp.	339,255
2,181	Cummins, Inc.	325,558
2,203	Deere & Co.	341,267
5,724	Delta Air Lines, Inc.	331,191
3,700	Dover Corp.	346,838
4,266	Eaton Corp. PLC	344,352
5,535	Emerson Electric Co.	329,831
2,451	Equifax, Inc.	358,777
4,647	Expeditors International of Washington, Inc.	330,402
11,528	Fastenal Co.	352,987
2,090	FedEx Corp.	331,495
4,715	Fortive Corp.	334,293
1,865	General Dynamics Corp.	356,719
35,175	General Electric Co.	290,194
2,046	Honeywell International, Inc.	336,813
1,632	Huntington Ingalls Industries, Inc.	341,088
2,110	IDEX Corp.	347,538
5,333	IHS Markit Ltd.*	349,898
2,260	Illinois Tool Works, Inc.	338,684
2,818	Ingersoll-Rand PLC	341,232
3,437	J.B. Hunt Transport Services, Inc.	371,333
4,000	Jacobs Engineering Group, Inc.	355,440
8,039	Johnson Controls International PLC	343,185
2,860	Kansas City Southern	359,788
1,640	L3Harris Technologies, Inc.	346,712
1,327	Lennox International, Inc.	336,766
919	Lockheed Martin Corp.	352,997
8,521	Masco Corp.	347,060
15,470	Nielsen Holdings PLC	321,157
1,855	Norfolk Southern Corp.	322,863
950	Northrop Grumman Corp.	349,477
2,041	Old Dominion Freight Line, Inc.	334,234
5,136	PACCAR, Inc.	336,716
2,016	Parker-Hannifin Corp.	334,192
1,821	Raytheon Co.	337,468
3,823	Republic Services, Inc.	341,203
2,198	Rockwell Automation, Inc.	335,832
957	Roper Technologies, Inc.	350,989
6,772	Southwest Airlines Co.	354,311
4,541	Spirit AeroSystems Holdings, Inc., Class A	366,005

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
2,449	Stanley Black & Decker, Inc.	$325,374
7,089	Textron, Inc.	319,005
643	TransDigm Group, Inc.	346,140
4,200	TransUnion	351,330
1,999	Union Pacific Corp.	323,758
3,939	United Airlines Holdings, Inc.*	332,097
2,927	United Parcel Service, Inc., Class B	347,318
2,942	United Rentals, Inc.*	331,152
2,614	United Technologies Corp.	340,447
2,209	Verisk Analytics, Inc.	356,842
1,247	W.W. Grainger, Inc.	341,242
4,602	Wabtec Corp.	318,504
2,900	Waste Management, Inc.	346,115
4,440	Xylem, Inc.	340,148

		21,448,875

Information Technology – 15.9%
1,782	Accenture PLC, Class A	353,139
1,176	Adobe, Inc.*	334,584
11,664	Advanced Micro Devices, Inc.*	366,833
3,919	Akamai Technologies, Inc.*	349,301
3,858	Amphenol Corp., Class A	337,729
3,080	Analog Devices, Inc.	338,276
1,696	ANSYS, Inc.*	350,326
1,707	Apple, Inc.	356,319
7,267	Applied Materials, Inc.	348,961
1,429	Arista Networks, Inc.*	323,840
2,343	Autodesk, Inc.*	334,627
2,060	Automatic Data Processing, Inc.	349,870
1,262	Broadcom, Inc.	356,692
2,735	Broadridge Financial Solutions, Inc.	354,018
4,869	Cadence Design Systems, Inc.*	333,429
3,108	CDW Corp.	358,974
6,401	Cisco Systems, Inc.	299,631
3,673	Citrix Systems, Inc.	341,516
5,380	Cognizant Technology Solutions Corp., Class A	330,278
11,804	Corning, Inc.	328,741
6,631	Dell Technologies, Inc., Class C*	341,695
6,780	DXC Technology Co.	225,232
2,473	F5 Networks, Inc.*	318,349
2,570	Fidelity National Information Services, Inc.	350,085
3,268	Fiserv, Inc.*	349,480
1,250	FleetCor Technologies, Inc.*	373,000
4,102	Fortinet, Inc.*	324,796
2,621	Gartner, Inc.*	350,349
2,180	Global Payments, Inc.	361,836
5,179	GoDaddy, Inc., Class A*	328,038
25,755	Hewlett Packard Enterprise Co.	355,934
17,488	HP, Inc.	319,856
7,168	Intel Corp.	339,835
2,393	International Business Machines Corp.	324,323
1,246	Intuit, Inc.	359,297
2,478	Jack Henry & Associates, Inc.	359,211
13,338	Juniper Networks, Inc.	308,908
3,921	Keysight Technologies, Inc.*	379,788

Common Stocks – (continued)
Information Technology – (continued)
2,482	KLA Corp.	367,088
1,731	Lam Research Corp.	364,393
4,207	Leidos Holdings, Inc.	367,524
13,870	Marvell Technology Group Ltd.	332,464
1,271	Mastercard, Inc., Class A	357,621
6,221	Maxim Integrated Products, Inc.	339,293
3,957	Microchip Technology, Inc.	341,608
7,898	Micron Technology, Inc.*	357,543
2,498	Microsoft Corp.	344,374
1,962	Motorola Solutions, Inc.	354,945
7,315	NetApp, Inc.	351,559
2,209	NVIDIA Corp.	370,030
6,237	Oracle Corp.	324,698
1,574	Palo Alto Networks, Inc.*	320,498
4,091	Paychex, Inc.	334,235
3,205	PayPal Holdings, Inc.*	349,505
5,136	PTC, Inc.*	336,254
4,800	Qorvo, Inc.*	342,864
4,939	QUALCOMM, Inc.	384,106
2,356	salesforce.com, Inc.*	367,701
7,533	Seagate Technology PLC	378,232
1,287	ServiceNow, Inc.*	336,988
4,333	Skyworks Solutions, Inc.	326,145
2,703	Splunk, Inc.*	302,249
5,210	Square, Inc., Class A*	322,186
7,752	SS&C Technologies Holdings, Inc.	361,321
16,451	Symantec Corp.	382,486
2,668	Synopsys, Inc.*	378,349
3,799	TE Connectivity Ltd.	346,545
2,829	Texas Instruments, Inc.	350,089
2,703	Total System Services, Inc.	362,797
8,885	Trimble, Inc.*	333,365
2,682	Twilio, Inc., Class A*	349,921
1,648	VeriSign, Inc.*	335,945
1,952	Visa, Inc., Class A	352,961
2,172	VMware, Inc., Class A	307,208
6,282	Western Digital Corp.	359,770
1,798	Workday, Inc., Class A*	318,749
3,187	Xilinx, Inc.	331,639
1,639	Zebra Technologies Corp., Class A*	336,044

		26,798,388

Materials – 4.7%
1,521	Air Products & Chemicals, Inc.	343,624
5,142	Albemarle Corp.	317,416
4,551	Ball Corp.	365,946
3,217	Celanese Corp.	364,711
6,610	CF Industries Holdings, Inc.	318,536
11,201	Corteva, Inc.	328,413
7,577	Dow, Inc.	323,007
4,911	DuPont de Nemours, Inc.	333,604
4,973	Eastman Chemical Co.	325,085
1,710	Ecolab, Inc.	352,790
4,005	FMC Corp.	345,752
33,198	Freeport-McMoRan, Inc.	305,090
2,832	International Flavors & Fragrances, Inc.	310,812
8,421	International Paper Co.	329,261

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
4,441	LyondellBasell Industries NV, Class A	$343,645
1,363	Martin Marietta Materials, Inc.	345,889
15,286	Mosaic Co. (The)	281,110
8,860	Newmont Goldcorp Corp.	353,425
6,557	Nucor Corp.	321,162
3,361	Packaging Corp. of America	338,049
3,034	PPG Industries, Inc.	336,137
674	Sherwin-Williams Co. (The)	355,029
2,436	Vulcan Materials Co.	344,085
9,666	Westrock Co.	330,384

		8,012,962

Real Estate – 6.2%
2,333	Alexandria Real Estate Equities, Inc. REIT	349,577
1,551	American Tower Corp. REIT	357,025
1,658	AvalonBay Communities, Inc. REIT	352,424
2,646	Boston Properties, Inc. REIT	339,799
6,522	CBRE Group, Inc., Class A*	340,905
2,470	Crown Castle International Corp. REIT	358,570
2,874	Digital Realty Trust, Inc. REIT	355,313
10,282	Duke Realty Corp. REIT	342,082
648	Equinix, Inc. REIT	360,469
4,253	Equity Residential REIT	360,484
1,123	Essex Property Trust, Inc. REIT	360,775
2,921	Extra Space Storage, Inc. REIT	356,128
2,615	Federal Realty Investment Trust REIT	337,884
10,270	HCP, Inc. REIT	356,472
20,084	Host Hotels & Resorts, Inc. REIT	322,147
10,927	Iron Mountain, Inc. REIT	348,025
2,792	Mid-America Apartment Communities, Inc. REIT	353,691
4,211	Prologis, Inc. REIT	352,124
1,345	Public Storage REIT	356,075
4,818	Realty Income Corp. REIT	355,617
5,243	Regency Centers Corp. REIT	338,226
1,359	SBA Communications Corp. REIT	356,642
2,193	Simon Property Group, Inc. REIT	326,625
2,491	Sun Communities, Inc. REIT	368,170
7,267	UDR, Inc. REIT	350,124
4,895	Ventas, Inc. REIT	359,244
5,531	Vornado Realty Trust REIT	334,460
4,005	W.P. Carey, Inc. REIT	359,649
3,941	Welltower, Inc. REIT	352,956
13,818	Weyerhaeuser Co. REIT	363,552

		10,525,234

Utilities – 6.3%
21,441	AES Corp.	328,691
6,672	Alliant Energy Corp.	349,946
4,487	Ameren Corp.	346,172
3,777	American Electric Power Co., Inc.	344,274
2,866	American Water Works Co., Inc.	364,899
3,108	Atmos Energy Corp.	342,595
11,664	CenterPoint Energy, Inc.	322,976
5,714	CMS Energy Corp.	360,268
3,885	Consolidated Edison, Inc.	345,376

Common Stocks – (continued)
Utilities – (continued)
4,474	Dominion Energy, Inc.	347,317
2,633	DTE Energy Co.	341,395
3,786	Duke Energy Corp.	351,114
4,588	Edison International	331,575
3,158	Entergy Corp.	356,349
5,506	Evergy, Inc.	357,890
4,348	Eversource Energy	348,405
7,446	Exelon Corp.	351,898
7,752	FirstEnergy Corp.	356,592
1,593	NextEra Energy, Inc.	348,994
11,979	NiSource, Inc.	353,979
9,921	NRG Energy, Inc.	361,124
18,465	PG&E Corp.*	192,959
3,620	Pinnacle West Capital Corp.	345,022
11,377	PPL Corp.	336,190
5,929	Public Service Enterprise Group, Inc.	358,527
2,512	Sempra Energy	355,775
5,912	Southern Co. (The)	344,433
7,062	UGI Corp.	343,708
15,109	Vistra Energy Corp.	376,970
3,829	WEC Energy Group, Inc.	366,703
5,569	Xcel Energy, Inc.	357,641

		10,689,757

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $161,247,512)		$168,390,397

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
320,144	2.045%	$320,144
(Cost $320,144)

TOTAL INVESTMENTS – 99.8%
(Cost $161,567,656)		$168,710,541

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		278,470

NET ASSETS – 100.0%		$168,989,011

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

August 31, 2019

Equal Weight U.S. Large Cap Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $160,917,023)(a)	$168,057,412

Investments in affiliated issuers, at value (cost $330,489)	332,985

Investments in securities lending reinvestment vehicle, at value which equals cost	320,144

Cash	339,777

Receivables:

Dividends	271,082

Securities lending income	71

Total assets	169,321,471

Liabilities:

Payables:

Upon return of securities loaned	320,144

Management fees	12,247

Trustee fees	69

Total liabilities	332,460

Net Assets:

Paid-in capital	163,640,043

Total distributable earnings	5,348,968

NET ASSETS	$168,989,011
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,650,000

Net asset value per share:	$46.30

(a)	Includes loaned securities having a market value of $319,238.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Fiscal Year Ended August 31, 2019

Equal Weight U.S. Large Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers	$2,058,539

Dividends — affiliated issuers	4,365

Securities lending income	2,177

Total investment income	2,065,081

Expenses:

Management fees	87,569

Trustee fees	10,256

Total expenses	97,825

NET INVESTMENT INCOME	1,967,256

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(2,666,822)

Investments — affiliated issuers	(13,101)

In-kind redemptions — unaffiliated issuers	6,269,474

In-kind redemptions — affiliated issuers	9,661

Net change in unrealized gain on:

Investments — unaffiliated issuers	2,981,435

Investments — affiliated issuers	4,689

Net realized and unrealized gain	6,585,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,552,592

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statements of Changes in Net Assets

	Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2019	For the Period September 12, 2017* to August 31, 2018
From operations:

Net investment income	$1,967,256	$624,097

Net realized gain	3,599,212	187,735

Net change in unrealized gain	2,986,124	4,156,761

Net increase in net assets resulting from operations	8,552,592	4,968,593

Distributions to shareholders:

From distributable earnings	(1,705,332)	(410,506	)(a)

Total distributions to shareholders	(1,705,332)	(410,506)

From share transactions:

Proceeds from sales of shares	133,769,866	80,491,449

Cost of shares redeemed	(48,065,915)	(8,611,736)

Net increase in net assets resulting from share transactions	85,703,951	71,879,713

TOTAL INCREASE	92,551,211	76,437,800

Net assets:(b)
Beginning of period	$76,437,800	$—

End of period	$168,989,011	$76,437,800

*	Commencement of operations.
(a)	Prior fiscal year information has been revised to conform to current year presentation. Distributions to shareholders for Equal Weight U.S. Large Cap Equity ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $215,556 as of August 31, 2018.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2019	For the Period September 12, 2017* to August 31, 2018
Per Share Operating Performance:

Net asset value, beginning of period	$46.33	$40.58

Net investment income(a)	0.81	0.77

Net realized and unrealized gain (loss)	(0.10)	5.52

Total gain from investment operations	0.71	6.29

Distributions to shareholders from net investment income	(0.74)	(0.54)

Net asset value, end of period	$46.30	$46.33

Market price, end of period	$46.32	$46.35

Total Return at Net Asset Value(b)	1.62%	15.60%

Net assets, end of period (in 000’s)	$168,989	$76,438

Ratio of total expenses to average net assets	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.81%	1.82	%(c)

Portfolio turnover rate(d)	39%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for the Fund’s shares may be different from the net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro- rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker

17

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2019:

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$168,390,397	$—	$—

Securities Lending Reinvestment Vehicle	320,144	—	—

Total	$168,710,541	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the fiscal year ended August 31, 2019, the unitary management fee rate with GSAM was 0.09%.

B.  Other Transactions with Affiliates —The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the fiscal year ended August 31, 2019:

Fund	Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation	Ending value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income
Equal Weight U.S. Large Cap Equity ETF	$149,821	$328,627	$(146,712)	$(3,440)	$4,689	$332,985	1,633	$4,365

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

(each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity is as follows:

	Equal Weight U.S. Large Cap Equity ETF

	For the Year Ended August 31, 2019		For the period September 12, 2017* through August 31, 2018

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	3,100,000	$133,769,847	1,850,000	$80,491,438
Shares Redeemed	(1,100,000)	(48,065,915)	(200,000)	(8,611,736)

NET INCREASE IN SHARES	2,000,000	$85,703,932	1,650,000	$71,879,702

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2019, were $43,460,442 and $43,078,783, respectively.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2019, were $133,393,485 and $47,993,575, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

19

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2019

7. SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019
61,541	$4,182,255	$(3,923,652)	$320,144

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary Income*	$1,705,332	$408,419
Long-term capital gain	—	2,087
Total taxable distributions	$1,705,332	$410,506

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

8. TAX INFORMATION (continued)

As of August 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Equal Weight U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$478,110
Undistributed long-term capital gains	—
Total undistributed earnings	$478,110
Capital loss carryforwards:
Perpetual Short-Term	$(32,643)
Perpetual Long-Term	—
Timing differences (Post-October Capital Loss Deferral)	(378,266)
Unrealized gains (losses) — net	5,281,767
Total accumulated earnings (losses) net	$5,348,968

As of August 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Equal Weight U.S. Large Cap Equity ETF
Tax Cost	$163,428,774
Gross unrealized gain	12,827,624
Gross unrealized loss	(7,545,857)
Net unrealized gains (losses)	$5,281,767

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

The Fund reclassed $5,403,694 from distributable earnings to paid in capital for the year ending August 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from redemptions in-kind.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — Solactive AG (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes

21

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2019

9. OTHER RISKS (continued)

to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to the portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (one of the funds constituting Goldman Sachs ETF Trust, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended August 31, 2019, and for the period September 12, 2017 (commencement of operations) through August 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year ended August 31, 2019, and the changes in its net assets and the financial highlights for the year ended August 31, 2019, and for the period September 12, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Fund Expenses — Six Months Ended 8/31/2019 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

The example is based on an investment of $l,000 invested at the beginning of the period from March 1, 2019 and held for the six months ended August 31, 2019, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Equal Weight U.S. Large Cap Equity ETF
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*
Actual based on NAV	$1,000	$1,040.60		$0.46
Hypothetical 5% return	$1,000	$1,024.75	+	$0.46

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

Equal Weight U.S. Large Cap Equity ETF	0.09%

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 61	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	WD-40 Company (a global consumer products company)

Michael Latham Age: 53	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	41	None

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	Trustee and President	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	161	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2019.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF — Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, 100% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2019, 86.40% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF qualify for the dividends received deduction available to corporations.

27

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

INDEX DISCLAIMERS

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2019 Goldman Sachs. All rights reserved. 181916-OTU-1069503 EQWUSLCEAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Hedge Industry VIP ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Hedge Industry VIP ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM (the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly Form 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each Form 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of August 31, 2019, the Index consisted of 50 securities with a market capitalization range of between approximately $3.1 billion and $1,052.1 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2019, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions — by obtaining information from quarterly Form 13F filings of hedge fund managers and identifying stocks that appear among top holdings most frequently. Through an efficient implementation, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

1

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -0.99% based on net asset value (“NAV”) and -0.70% based on market price. The Index returned -0.87%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market cap-based index against which the performance of the Fund is measured, returned 2.92% during the same period.

The Fund had a NAV of $57.98 on August 31, 2018 and ended the Reporting Period with a NAV of $56.86 per share. The Fund’s market price on August 31, 2019 was $57.03 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly Form 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each Form 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a modestly negative absolute return that underperformed the S&P 500® Index. The Fund also underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

2

PORTFOLIO RESULTS

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the utilities, information technology and materials sectors detracted most from the Index’s results relative to the S&P 500® Index during the Reporting Period. Partially offsetting these detractors were Index constituents in the industrials, consumer discretionary and communication services sectors, which contributed most positively to the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the S&P 500® Index, overweight positions in California utilities provider PG&E, web hosting and domain name registrar GoDaddy and specialty pharmaceuticals company Allergan detracted most (1.29%, 1.99% and 2.00% of Fund net assets as of August 31, 2019, respectively). Each of these holdings generated a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, overweight positions in aerospace components manufacturer TransDigm Group, enterprise information technology management software and cloud service provider ServiceNow and online used car retailer and technology company Carvana contributed most positively (1.96%, 2.04% and 2.02% of Fund net assets as of August 31, 2019, respectively). Each of these holdings generated a robust double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS Hedge Fund VIP IndexTM	S&P 500® Index

Information Technology	26.52%	26.52%	22.05%
Communication Services	21.93	21.93	10.47
Health Care	13.70	13.70	13.90
Financials	10.27	10.27	12.77
Industrials	9.90	9.90	9.23
Consumer Discretionary	8.17	8.17	10.16
Energy	6.01	6.01	4.42
Utilities	3.49	3.49	3.47
Consumer Staples	0.00	0.00	7.58
Materials	0.00	0.00	2.70
Real Estate	0.00	0.00	3.26

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.3% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM.

3

FUND BASICS

Hedge Industry VIP ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$57.03
Net Asset Value (NAV)[1]	$56.86

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Vistra Energy Corp.	2.2%	Utilities	United States
salesforce.com, Inc.	2.2	Information Technology	United States
Charter Communications, Inc., Class A	2.1	Communication Services	United States
Alibaba Group Holding Ltd. ADR	2.1	Consumer Discretionary	China
Micron Technology, Inc.	2.1	Information Technology	United States
PayPal Holdings, Inc.	2.1	Information Technology	United States
Mastercard, Inc., Class A	2.1	Information Technology	United States
JPMorgan Chase & Co.	2.1	Financials	United States
Citigroup, Inc.	2.1	Financials	United States
S&P Global, Inc.	2.1	Financials	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on November 1, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap-based index against which the performance of the Fund is measured, the Goldman Sachs Hedge Fund VIP Index™ and the S&P 500® Index (Total Return, USD) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Hedge Industry VIP ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2016 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	Since Inception

Shares based on NAV (Commenced November 1, 2016)	-0.99%	13.88%

Shares based on Market Price (Commenced November 1, 2016)	-0.70%	14.00%

Goldman Sachs Hedge Fund VIP Index™	-0.87%	14.28%

S&P 500® Index (Total Return, USD)	2.92%	14.51%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

5

FUND BASICS

Index Definitions and Industry Terms

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Goldman Sachs Hedge Fund VIP IndexTM is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-listed stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

6

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 21.9%
1,341	Alphabet, Inc., Class A*	$1,596,501
4,162	Charter Communications, Inc., Class A*	1,704,713
36,853	Comcast Corp., Class A	1,631,114
8,689	Facebook, Inc., Class A*	1,613,287
46,348	Fox Corp., Class A	1,537,363
5,220	Netflix, Inc.*	1,533,375
46,778	Sea Ltd. ADR (Thailand)*	1,502,509
20,297	T-Mobile US, Inc.*	1,584,181
11,753	Walt Disney Co. (The)	1,613,217
46,279	Zayo Group Holdings, Inc.*	1,557,751
44,844	Zillow Group, Inc., Class C*	1,543,979

		17,417,990

Consumer Discretionary – 8.1%
9,635	Alibaba Group Holding Ltd. ADR (China)*	1,686,414
886	Amazon.com, Inc.*	1,573,793
826	Booking Holdings, Inc.*	1,624,255
19,793	Carvana Co.*(a)	1,606,400

		6,490,862

Energy – 6.0%
26,230	Cheniere Energy, Inc.*	1,566,193
16,213	Diamondback Energy, Inc.	1,590,171
118,833	Energy Transfer LP	1,617,317

		4,773,681

Financials – 10.2%
59,102	Bank of America Corp.	1,625,896
7,975	Berkshire Hathaway, Inc., Class B*	1,622,195
25,427	Citigroup, Inc.	1,636,228
14,899	JPMorgan Chase & Co.	1,636,804
6,281	S&P Global, Inc.	1,634,253

		8,155,376

Health Care – 13.7%
9,920	Allergan PLC	1,584,422
16,810	Celgene Corp.*	1,627,208
32,681	Centene Corp.*	1,523,588
5,269	Humana, Inc.	1,492,234
10,326	IQVIA Holdings, Inc.*	1,602,079
6,421	UnitedHealth Group, Inc.	1,502,514
5,710	WellCare Health Plans, Inc.*	1,545,925

		10,877,970

Industrials – 9.9%
27,284	Delta Air Lines, Inc.	1,578,652
2,897	TransDigm Group, Inc.	1,559,513
9,538	Union Pacific Corp.	1,544,775
19,054	United Airlines Holdings, Inc.*	1,606,443
11,804	WABCO Holdings, Inc.*	1,575,952

		7,865,335

Information Technology – 26.5%
5,505	Adobe, Inc.*	1,566,228
7,701	Apple, Inc.	1,607,507

Common Stocks – (continued)
Information Technology – (continued)
11,949	Fidelity National Information Services, Inc.	1,627,693
24,992	GoDaddy, Inc., Class A*	1,582,993
5,845	Mastercard, Inc., Class A	1,644,608
37,142	Micron Technology, Inc.*	1,681,418
11,655	Microsoft Corp.	1,606,758
7,210	Palo Alto Networks, Inc.*	1,468,100
15,120	PayPal Holdings, Inc.*	1,648,836
11,176	salesforce.com, Inc.*	1,744,238
6,188	ServiceNow, Inc.*	1,620,266
12,517	Twilio, Inc., Class A*	1,633,093
9,000	Visa, Inc., Class A	1,627,380

		21,059,118

Utilities – 3.5%
98,020	PG&E Corp.*	1,024,309
70,053	Vistra Energy Corp.	1,747,822

		2,772,131

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $74,808,263)		$79,412,463

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
261,175	2.045%	$261,175
(Cost $261,175)

TOTAL INVESTMENTS – 100.1%
(Cost $75,069,438)		$79,673,638

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(65,755)

NET ASSETS – 100.0%		$79,607,883

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Assets and Liabilities

August 31, 2019

Hedge Industry VIP ETF
Assets:

Investments at value (cost $74,808,263)(a)	$79,412,463

Investments in securities lending reinvestment vehicle, at value which equals cost	261,175

Cash	204,183

Receivables:

Dividends	21,414

Securities lending income	230

Total assets	79,899,465

Liabilities:

Payables:

Upon return of securities loaned	261,175

Management fees	30,338

Trustee fees	69

Total liabilities	291,582

Net Assets:

Paid-in capital	85,343,002

Total distributable earnings	(5,735,119)

NET ASSETS	$79,607,883
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,400,000

Net asset value per share:	$56.86

(a)	Includes loaned securities having a market value of $251,596.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Operations

For the Fiscal Year Ended August 31, 2019

Hedge Industry VIP ETF
Investment income:

Dividends (net of foreign withholding taxes of $2,542)	$907,559

Securities lending income	321,966

Total investment income	1,229,525

Expenses:

Management fees	396,468

Trustee fees	10,539

Total expenses	407,007

NET INVESTMENT INCOME	822,518

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(7,626,541)

In-kind redemptions	6,263,560

Net change in unrealized loss on:

Investments	(6,015,036)

Net realized and unrealized loss	(7,378,017)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,555,499)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statements of Changes in Net Assets

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2018
From operations:

Net investment income	$822,518	$249,005

Net realized gain (loss)	(1,362,981)	4,455,142

Net change in unrealized gain (loss)	(6,015,036)	6,929,279

Net increase (decrease) in net assets resulting from operations	(6,555,499)	11,633,426

Distributions to shareholders:

From distributable earnings	(814,931)	(211,522	)(a)

Total distributions to shareholders	(814,931)	(211,522)

From share transactions:

Proceeds from sales of shares	43,224,579	89,646,943

Cost of shares redeemed	(66,400,806)	(36,323,817)

Net increase (decrease) in net assets resulting from share transactions	(23,176,227)	53,323,126

TOTAL INCREASE (DECREASE)	(30,546,657)	64,745,030

Net assets:(b)

Beginning of year	$110,154,540	$45,409,510

End of year	$79,607,883	$110,154,540

(a)	Prior fiscal year information has been revised to conform with current year presentation. Distributions to shareholders for Hedge Industry VIP ETF consisted solely of net investment income for the fiscal year ended August 31, 2018.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $141,853 as of August 31, 2018.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31,		For the Period November 1, 2016* to August 31, 2017
	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$57.98	$50.46	$40.00

Net investment income(a)	0.51	0.17	0.32	(b)

Net realized and unrealized gain (loss)	(1.11)	7.52	10.31

Total gain (loss) from investment operations	(0.60)	7.69	10.63

Distributions to shareholders from net investment income	(0.52)	(0.17)	(0.17)

Net asset value, end of period	$56.86	$57.98	$50.46

Market price, end of period	$57.03	$57.98	$50.48

Total Return at Net Asset Value(c)	(0.99)%	15.27%	26.61%

Net assets, end of period (in 000’s)	$79,608	$110,155	$45,410

Ratio of total expenses to average net assets	0.45%	0.45%	0.45	%(d)

Ratio of net investment income to average net assets	0.91%	0.31%	0.84	%(b)(d)

Portfolio turnover rate(e)	103%	129%	116%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.11 per share and 0.24% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs Hedge Industry VIP ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index™ (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The market price for the Fund’s shares may be different from the net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

12

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

13

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2019:

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,188,923	$—	$—

North America	76,223,540	—	—

Securities Lending Reinvestment Vehicle	261,175	—	—

Total	$79,673,638	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the fiscal year ended August 31, 2019, the unitary management fee rate with GSAM was 0.45%.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

14

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31, 2019		For the Fiscal Year Ended August 31, 2018

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	750,000	$43,224,538	1,650,000	$89,646,943
Shares Redeemed	(1,250,000)	(66,400,806)	(650,000)	(36,323,817)

NET INCREASE (DECREASE) IN SHARES	(500,000)	$(23,176,268)	1,000,000	$53,323,126

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2019, were $93,316,753 and $92,706,274, respectively.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2019, were $42,506,753 and $66,263,754, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

15

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

August 31, 2019

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019
$977,928	$17,914,081	$(18,630,834)	$261,175

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary Income	$814,931	$211,522
Total taxable distributions	$814,931	$211,522

16

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

8. TAX INFORMATION (continued)

As of August 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Goldman Sachs Hedge Industry VIP ETF
Undistributed ordinary income — net	$149,440
Undistributed long-term capital gains	—
Total undistributed earnings	$149,440
Capital loss carryforwards:
Perpetual Short-Term	$(2,364,672)
Perpetual Long-Term	—
Timing differences (Post-October Capital Loss Deferral/Qualified Late Year Loss Deferral)	—
Unrealized gains (losses) — net	(3,519,887)
Total accumulated earnings (losses) net	$(5,735,119)

As of August 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Goldman Sachs Hedge Industry VIP ETF
Tax Cost	$75,754,185
Gross unrealized gain	6,029,169
Gross unrealized loss	(2,109,716)
Net unrealized gains (losses) on securities	$3,919,453

The Fund reclassed $6,066,099 from distributable earnings to paid in capital for the year ending August 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from redemptions in-kind.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s portfolio’s risks include, but are not limited to, the following:

Index Risk — GSAM (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index

17

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

August 31, 2019

9. OTHER RISKS (continued)

data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs Hedge Industry VIP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Hedge Industry VIP ETF (one of the funds constituting Goldman Sachs ETF Trust, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

19

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Fund Expenses — Six Months Ended 8/31/2019 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2019 and held for the six months ended August 31, 2019, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Hedge Industry VIP ETF
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*
Actual based on NAV	$1,000	$1,022.00		$2.29
Hypothetical 5% return	$1,000	$1,022.94	+	$2.29

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

Hedge Industry VIP ETF	0.45%

20

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees —Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 61	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	WD-40 Company (a global consumer products company)

Michael Latham Age: 53	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	41	None

21

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	Trustee and President	Since 2014	Advisory Director, Goldman Sachs (January 2018 -Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	161	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2019.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

22

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Hedge Industry VIP ETF — Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Hedge Industry VIP ETF qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2019, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Hedge Industry VIP ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

23

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

INDEX DISCLAIMER

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2019 Goldman Sachs. All rights reserved. 180400-OTU-1069497 HEDVIPETFAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

JUST U.S. Large Cap Equity ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs JUST U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers that engage in “just business behavior” based on rankings produced by JUST Capital Foundation, Inc. (the “Index Provider”). The Index Provider publishes an annual ranking of issuers in the Russell 1000® Index (the “Reference Index”) based on its quantitative performance assessment of seven issue areas: how they treat their workers, their customers, the communities they interact with, the environment, and their shareholders, their commitment to making quality and beneficial products, and job creation.

The Index Provider seeks to encourage greater accountability in the business community and drive positive change among large publicly-traded U.S. corporations by (a) defining business behaviors that the American public cares most about (through extensive qualitative and quantitative survey research), (b) developing metrics that correspond to these issues in accordance with a robust, transparent methodology, (c) ranking the largest publicly-traded U.S. companies on the basis of these metrics, and (d) developing tools and products that allow investors to direct capital towards more “just” companies.

The Index is a market capitalization-weighted index that consists of the top-ranked 50% of companies in the Reference Index by industry, based on the most recent rankings by the Index Provider. On the annual Index reconstitution date, Index constituent weights are adjusted such that the Index is industry neutral and matches the Reference Index’s industry weights, based on the Industry Classification Benchmark (“ICB”) industry classification.

As of August 31, 2019, the Index consisted of 427 securities with a market capitalization range of between approximately $1.0 billion and $1,052.6 billion. The Index is reconstituted annually in December and rebalanced in March, June and September on dates corresponding to the rebalance dates for the Reference Index. The components of the Index may change over time. The Index Provider determines whether an issuer is a U.S. issuer by reference to the index methodology of the Reference Index. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology provides for consideration of certain additional factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is calculated by Frank Russell Company (“Russell” or the “Calculation Agent”) in accordance with the methodology and constituent list developed and provided by the Index Provider.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

1

INVESTMENT PROCESS

For a complete overview of and more in-depth information about the Index Provider’s processes, please view its Full Ranking Methodology and Survey Research Appendices at https://justcapital.com/methodology/full-ranking-methodology/.

* * *

At the end of the Reporting Period, i.e., the 12-month period ended August 31, 2019, we believed a focus on just business behavior via a data-driven approach may provide a suitable core U.S. equity allocation for investors seeking to encourage greater accountability in the business community through their investments. The Fund’s data-driven approach collects and analyzes data from a diverse range of sources, utilizing more than 120,000 data points across 85 unique metrics to score the performance of Russell 1000® Index companies. These companies are scored across a variety of issues, including worker treatment, customer concerns and environment impacts to provide broad market exposure.

2

PORTFOLIO RESULTS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.06% based on net asset value (“NAV”) and 2.12% based on market price. The Index returned 2.22%, and the Russell 1000® Index (Total Return, USD) (“Russell 1000® Index”), a market-cap based index against which the performance of the Fund is measured, returned 2.49% during the same period.

The Fund had a NAV of $42.13 on August 31, 2018 and ended the Reporting Period with a NAV of $42.04 per share. The Fund’s market price on August 31, 2019 was $42.06 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the Russell 1000® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 1000® Index.

During the Reporting Period, the Index posted positive absolute returns but modestly underperformed the Russell 1000® Index. The Fund also modestly underperformed the Russell 1000® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, industrials and utilities sectors detracted most from the Index’s results relative to the Russell 1000® Index during the Reporting Period. Index constituents in the consumer staples, energy and health care sectors contributed most positively to the Index’s results relative to the Russell 1000® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative results during the Reporting Period?

A	Relative to the Russell 1000® Index, an overweight position in e-commerce retailing leader Amazon.com and having no exposure to fast-food restaurant giant McDonald’s or semiconductor company Broadcom detracted most (3.58%, 0.00%[1] and 0.00%[1] of Fund net assets as of August 31, 2019, respectively). Amazon.com posted a double-digit loss within the Index during the Reporting Period, while McDonald’s and Broadcom each generated a double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 1000® Index, overweight positions in consumer staples leader Procter & Gamble, software giant Microsoft and payments processor Mastercard contributed most positively (1.70%, 4.39% and 1.37% of Fund net assets

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

3

PORTFOLIO RESULTS

as of August 31, 2019, respectively). Each of these holdings posted a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 1000® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	JUST US Large Cap Diversified Index	Russell 1000® Index

Information Technology	22.43%	22.43%	22.18%

Health Care	13.55%	13.56%	13.60%

Financials	13.37%	13.36%	12.92%

Communication Services	10.59%	10.59%	9.96%

Consumer Discretionary	10.17%	10.18%	10.41%

Industrials	9.31%	9.30%	9.59%

Consumer Staples	7.86%	7.86%	7.01%

Energy	4.23%	4.23%	4.16%

Utilities	3.29%	3.29%	3.36%

Materials	2.76%	2.76%	2.81%
Real Estate	2.45%	2.46%	4.00%

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of August 31, 2019. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

4

FUND BASICS

Goldman Sachs JUST U.S. Large Cap Equity ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$42.06
Net Asset Value (NAV)[1]	$42.04

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.4%	Information Technology
Apple, Inc.	4.0	Information Technology
Amazon.com, Inc.	3.6	Consumer Discretionary
JPMorgan Chase & Co.	1.9	Financials
Facebook, Inc., Class A	1.9	Communication Services
Visa, Inc., Class A	1.7	Information Technology
Procter & Gamble Co. (The)	1.7	Consumer Staples
Johnson & Johnson	1.6	Health Care
Alphabet, Inc., Class C	1.5	Communication Services
Alphabet, Inc., Class A	1.5	Communication Services

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on June 7, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the JUST US Large Cap Diversified Index and the Russell 1000® Index (Total Return, USD) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs JUST U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 7, 2018 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 7, 2018)	2.06%	5.85%

Shares based on Market Price (Commenced June 7, 2018)	2.12%	5.89%

JUST US Large Cap Diversified Index	2.22%	6.03%

Russell 1000® Index	2.49%	6.21%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

6

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

“JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing.

7

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 10.6%
5,580	Activision Blizzard, Inc.	$282,348
1,625	Alphabet, Inc., Class A*	1,934,611
1,648	Alphabet, Inc., Class C*	1,957,989
36,801	AT&T, Inc.	1,297,603
28,299	Comcast Corp., Class A	1,252,514
994	Discovery, Inc., Class A*	27,434
2,226	Discovery, Inc., Class C*	57,943
2,172	Electronic Arts, Inc.*	203,473
12,962	Facebook, Inc., Class A*	2,406,655
2,417	Interpublic Group of Cos., Inc. (The)	48,050
2,646	Netflix, Inc.*	777,262
1,369	Omnicom Group, Inc.	104,126
2,849	Sprint Corp.*	19,345
825	Take-Two Interactive Software, Inc.*	108,875
1,576	T-Mobile US, Inc.*	123,007
662	TripAdvisor, Inc.*	25,149
4,080	Twitter, Inc.*	174,012
20,861	Verizon Communications, Inc.	1,213,276
64	Viacom, Inc., Class A	1,745
2,220	Viacom, Inc., Class B	55,456
10,969	Walt Disney Co. (The)	1,505,605
393	Zillow Group, Inc., Class A*	13,429
861	Zillow Group, Inc., Class C*	29,644
6,235	Zynga, Inc., Class A*	35,602

		13,655,153

Consumer Discretionary – 10.1%
431	Advance Auto Parts, Inc.	59,456
2,599	Amazon.com, Inc.*	4,616,578
1,894	Aptiv PLC	157,524
1,534	Aramark	62,679
156	AutoZone, Inc.*	171,864
1,437	Best Buy Co., Inc.	91,465
272	Booking Holdings, Inc.*	534,864
3,569	Caesars Entertainment Corp.*	41,079
1,040	CarMax, Inc.*	86,611
773	Darden Restaurants, Inc.	93,518
5,181	eBay, Inc.	208,742
868	Expedia Group, Inc.	112,927
28,803	Ford Motor Co.	264,124
1,360	Gap, Inc. (The)	21,474
9,141	General Motors Co.	339,040
1,883	Gentex Corp.	50,088
27	Graham Holdings Co., Class B	19,010
571	GrubHub, Inc.*(a)	33,883
1,278	H&R Block, Inc.	30,953
2,643	Hanesbrands, Inc.	36,103
854	Hasbro, Inc.	94,341
567	Hilton Grand Vacations, Inc.*	19,148
1,805	Hilton Worldwide Holdings, Inc.	166,728
6,924	Home Depot, Inc. (The)	1,578,049
237	Hyatt Hotels Corp., Class A	17,100
1,021	Kohl’s Corp.	48,252
1,428	L Brands, Inc.	23,576
2,138	Las Vegas Sands Corp.	118,595
457	Lear Corp.	51,303

Common Stocks – (continued)
Consumer Discretionary – (continued)
5,007	Lowe’s Cos., Inc.	561,785
1,937	Macy’s, Inc.	28,590
1,742	Marriott International, Inc., Class A	219,597
3,261	MGM Resorts International	91,504
2,791	Newell Brands, Inc.	46,331
9,091	NIKE, Inc., Class B	768,189
677	Nordstrom, Inc.	19,613
220	Penske Automotive Group, Inc.	9,412
284	Pool Corp.	55,772
1,895	PulteGroup, Inc.	64,051
549	PVH Corp.	41,614
2,474	Qurate Retail, Inc. Series A*	26,497
1,076	Royal Caribbean Cruises Ltd.	112,205
7,608	Starbucks Corp.	734,628
3,237	Target Corp.	346,488
758	Tiffany & Co.	64,331
7,627	TJX Cos., Inc. (The)	419,256
990	Toll Brothers, Inc.	35,828
2,264	VF Corp.	185,535
452	Wayfair, Inc., Class A*	50,958
455	Whirlpool Corp.	63,286
579	Wyndham Destinations, Inc.	25,673

		13,120,217

Consumer Staples – 7.8%
4,099	Archer-Daniels-Midland Co.	155,967
372	Brown-Forman Corp., Class A	21,416
2,215	Brown-Forman Corp., Class B	130,663
1,013	Bunge Ltd.	54,104
1,231	Campbell Soup Co.	55,395
938	Clorox Co. (The)	148,354
28,253	Coca-Cola Co. (The)	1,555,045
6,193	Colgate-Palmolive Co.	459,211
2,760	Costco Wholesale Corp.	813,538
1,582	Estee Lauder Cos., Inc. (The), Class A	313,220
4,413	General Mills, Inc.	237,419
1,062	Hershey Co. (The)	168,306
2,044	Hormel Foods Corp.	87,095
493	Ingredion, Inc.	38,094
807	JM Smucker Co. (The)	84,864
1,811	Kellogg Co.	113,731
1,502	Keurig Dr Pepper, Inc.	40,975
2,514	Kimberly-Clark Corp.	354,751
904	McCormick & Co., Inc.	147,234
1,281	Molson Coors Brewing Co., Class B	65,792
10,324	PepsiCo, Inc.	1,411,600
18,218	Procter & Gamble Co. (The)	2,190,350
2,993	Sysco Corp.	222,470
4,847	Walgreens Boots Alliance, Inc.	248,118
8,866	Walmart, Inc.	1,013,029

		10,130,741

Energy – 4.2%
1,487	Antero Resources Corp.*	4,714
2,118	Apache Corp.	45,685
2,907	Baker Hughes, a GE Co.	63,053

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
10,759	Chevron Corp.	$1,266,550
1,123	Concho Resources, Inc.	82,147
6,384	ConocoPhillips	333,117
2,333	Devon Energy Corp.	51,303
3,273	EOG Resources, Inc.	242,824
1,435	EQT Corp.	14,594
23,892	Exxon Mobil Corp.	1,636,124
4,908	Halliburton Co.	92,467
600	Helmerich & Payne, Inc.	22,554
1,515	Hess Corp.	95,369
4,597	Marathon Oil Corp.	54,428
2,173	National Oilwell Varco, Inc.	44,394
2,669	Noble Energy, Inc.	60,266
5,047	Occidental Petroleum Corp.	219,444
2,318	ONEOK, Inc.	165,227
2,559	Phillips 66	252,394
943	Pioneer Natural Resources Co.	116,385
7,814	Schlumberger Ltd.	253,408
2,350	Valero Energy Corp.	176,908
6,841	Williams Cos., Inc. (The)	161,448

		5,454,803

Financials – 13.3%
355	Affiliated Managers Group, Inc.	27,204
5,150	Aflac, Inc.	258,427
2,321	Allstate Corp. (The)	237,647
4,779	American Express Co.	575,248
6,077	American International Group, Inc.	316,247
1,129	Associated Banc-Corp.	21,722
691	Assured Guaranty Ltd.	29,402
2,051	AXA Equitable Holdings, Inc.	42,599
60,097	Bank of America Corp.	1,653,268
282	Bank of Hawaii Corp.	23,316
5,947	Bank of New York Mellon Corp. (The)	250,131
5,339	BB&T Corp.	254,403
225	BOK Financial Corp.	17,132
807	Brighthouse Financial, Inc.*	28,455
3,263	Capital One Financial Corp.	282,641
8,391	Charles Schwab Corp. (The)	321,124
3,180	Chubb Ltd.	496,970
16,149	Citigroup, Inc.	1,039,188
2,473	CME Group, Inc.	537,358
1,070	Comerica, Inc.	65,966
74	Credit Acceptance Corp.*	33,496
394	Cullen/Frost Bankers, Inc.	32,706
2,256	Discover Financial Services	180,412
779	Eaton Vance Corp.	33,591
172	Erie Indemnity Co., Class A	37,721
235	FactSet Research Systems, Inc.	63,941
2,174	First Horizon National Corp.	34,414
1,128	First Republic Bank	101,204
2,299	Goldman Sachs Group, Inc. (The)(b)	468,789
284	Hanover Insurance Group, Inc. (The)	37,815
2,512	Hartford Financial Services Group, Inc. (The)	146,399
7,266	Huntington Bancshares, Inc.	96,275

Common Stocks – (continued)
Financials – (continued)
3,884	Intercontinental Exchange, Inc.	363,076
2,750	Invesco Ltd.	43,175
22,536	JPMorgan Chase & Co.	2,475,805
7,001	KeyCorp	116,217
589	Legg Mason, Inc.	21,669
1,406	Lincoln National Corp.	74,349
579	LPL Financial Holdings, Inc.	43,396
95	Markel Corp.*	108,593
3,540	Marsh & McLennan Cos., Inc.	353,611
5,612	MetLife, Inc.	248,612
1,148	Moody’s Corp.	247,486
8,448	Morgan Stanley	350,508
123	Morningstar, Inc.	19,874
807	Nasdaq, Inc.	80,571
3,149	PNC Financial Services Group, Inc. (The)	406,001
665	Popular, Inc. (Puerto Rico)	34,959
1,926	Principal Financial Group, Inc.	102,502
4,071	Progressive Corp. (The)	308,582
2,833	Prudential Financial, Inc.	226,895
7,068	Regions Financial Corp.	103,334
436	Reinsurance Group of America, Inc.	67,131
1,718	S&P Global, Inc.	447,006
2,613	State Street Corp.	134,073
3,095	SunTrust Banks, Inc.	190,373
362	SVB Financial Group*	70,452
4,806	Synchrony Financial	154,032
1,610	T. Rowe Price Group, Inc.	178,098
1,903	TD Ameritrade Holding Corp.	84,512
349	Texas Capital Bancshares, Inc.*	18,804
339	TFS Financial Corp.	5,936
1,827	Travelers Cos., Inc. (The)	268,496
1,477	Unum Group	37,531
10,149	US Bancorp	534,751
975	Voya Financial, Inc.	48,087
637	Webster Financial Corp.	28,512
28,612	Wells Fargo & Co.	1,332,461
828	Willis Towers Watson PLC	163,919

		17,238,600

Health Care – 13.5%
10,384	Abbott Laboratories	885,963
8,917	AbbVie, Inc.	586,204
267	ABIOMED, Inc.*	51,550
2,039	Agilent Technologies, Inc.	144,993
311	Agios Pharmaceuticals, Inc.*(a)	11,802
638	Alnylam Pharmaceuticals, Inc.*	51,480
3,677	Amgen, Inc.	767,096
1,551	Anthem, Inc.	405,618
2,907	Baxter International, Inc.	255,671
1,614	Becton Dickinson and Co.	409,827
1,165	Biogen, Inc.*	256,009
331	Bluebird Bio, Inc.*	34,196
8,370	Boston Scientific Corp.*	357,650
9,862	Bristol-Myers Squibb Co.	474,066
1,809	Cardinal Health, Inc.	78,022
1,754	Cerner Corp.	120,868

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,245	Cigna Corp.	$345,663
525	Covetrus, Inc.*	6,977
8,154	CVS Health Corp.	496,742
4,093	Danaher Corp.	581,574
766	DaVita, Inc.*	43,179
1,403	DENTSPLY SIRONA, Inc.	73,166
1,251	Edwards Lifesciences Corp.*	277,522
5,187	Eli Lilly & Co.	585,975
770	Exact Sciences Corp.*	91,799
1,796	Exelixis, Inc.*	35,651
1,624	HCA Healthcare, Inc.	195,205
896	Henry Schein, Inc.*	55,212
1,604	Hologic, Inc.*	79,189
812	Humana, Inc.	229,967
885	Illumina, Inc.*	248,986
690	Intuitive Surgical, Inc.*	352,825
16,019	Johnson & Johnson	2,056,199
591	Laboratory Corp. of America Holdings*	99,028
8,093	Medtronic PLC	873,154
15,532	Merck & Co., Inc.	1,343,052
158	Mettler-Toledo International, Inc.*	103,773
33,548	Pfizer, Inc.	1,192,631
493	Regeneron Pharmaceuticals, Inc.*	142,995
855	ResMed, Inc.	119,101
304	Sage Therapeutics, Inc.*	52,188
658	Seattle Genetics, Inc.*	47,797
2,403	Thermo Fisher Scientific, Inc.	689,805
5,698	UnitedHealth Group, Inc.	1,333,332
548	Varian Medical Systems, Inc.*	58,050
442	Waters Corp.*	93,655
302	WellCare Health Plans, Inc.*	81,763
440	West Pharmaceutical Services, Inc.	64,002
1,236	Zimmer Biomet Holdings, Inc.	172,051
2,886	Zoetis, Inc.	364,848

		17,478,071

Industrials – 9.3%
3,597	3M Co.	581,707
1,000	AECOM*	35,480
757	Alaska Air Group, Inc.	45,208
602	Allegion PLC	57,954
2,502	American Airlines Group, Inc.	65,828
2,559	Arconic, Inc.	66,125
3,424	Boeing Co. (The)	1,246,644
3,565	Caterpillar, Inc.	424,235
4,956	CSX Corp.	332,151
988	Cummins, Inc.	147,479
2,044	Deere & Co.	316,636
3,659	Delta Air Lines, Inc.	211,710
929	Dover Corp.	87,084
2,715	Eaton Corp. PLC	219,155
3,936	Emerson Electric Co.	234,546
1,549	FedEx Corp.	245,687
897	Fluor Corp.	15,850
1,026	Fortune Brands Home & Security, Inc.	52,388
1,639	General Dynamics Corp.	313,491

Common Stocks – (continued)
Industrials – (continued)
55,625	General Electric Co.	458,906
1,058	Graco, Inc.	48,213
261	Huntington Ingalls Industries, Inc.	54,549
2,762	IHS Markit Ltd.*	181,215
2,085	Illinois Tool Works, Inc.	312,458
1,545	Ingersoll-Rand PLC	187,084
846	Jacobs Engineering Group, Inc.	75,176
5,772	Johnson Controls International PLC	246,407
228	Lennox International, Inc.	57,862
1,590	Lockheed Martin Corp.	610,735
470	Macquarie Infrastructure Corp.	17,775
382	ManpowerGroup, Inc.	31,225
1,878	Masco Corp.	76,491
2,230	Nielsen Holdings PLC	46,295
367	Nordson Corp.	49,897
1,709	Norfolk Southern Corp.	297,451
1,018	Northrop Grumman Corp.	374,492
445	Oshkosh Corp.	31,270
688	Owens Corning	39,464
1,098	Pentair PLC	39,440
1,797	Raytheon Co.	333,020
1,369	Republic Services, Inc.	122,183
757	Rockwell Automation, Inc.	115,662
659	Roper Technologies, Inc.	241,695
333	Ryder System, Inc.	16,041
352	Snap-on, Inc.	52,335
3,063	Southwest Airlines Co.	160,256
661	Spirit AeroSystems Holdings, Inc., Class A	53,277
973	Stanley Black & Decker, Inc.	129,273
678	Toro Co. (The)	48,823
4,552	Union Pacific Corp.	737,242
1,512	United Airlines Holdings, Inc.*	127,477
4,488	United Parcel Service, Inc., Class B	532,546
504	United Rentals, Inc.*	56,730
5,213	United Technologies Corp.	678,941
1,025	Verisk Analytics, Inc.	165,578
286	W.W. Grainger, Inc.	78,264
2,731	Waste Management, Inc.	325,945
1,150	Xylem, Inc.	88,101

		11,999,152

Information Technology – 22.4%
4,097	Accenture PLC, Class A	811,903
2,640	Adobe, Inc.*	751,106
5,429	Advanced Micro Devices, Inc.*	170,742
871	Akamai Technologies, Inc.*	77,632
286	Alliance Data Systems Corp.	35,164
1,994	Analog Devices, Inc.	219,001
24,969	Apple, Inc.	5,212,029
5,138	Applied Materials, Inc.	246,727
1,193	Autodesk, Inc.*	170,384
2,797	Automatic Data Processing, Inc.	475,043
675	Avnet, Inc.	28,276
875	Booz Allen Hamilton Holding Corp.	66,071
742	Broadridge Financial Solutions, Inc.	96,044

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
785	CDW Corp.	$90,668
23,896	Cisco Systems, Inc.	1,118,572
679	Citrix Systems, Inc.	63,133
3,075	Cognizant Technology Solutions Corp., Class A	188,774
4,184	Corning, Inc.	116,524
324	F5 Networks, Inc.*	41,709
463	First Solar, Inc.*	28,738
3,624	Fiserv, Inc.*	387,551
1,047	Genpact Ltd.	42,885
442	Guidewire Software, Inc.*	42,512
7,432	Hewlett Packard Enterprise Co.	102,710
8,346	HP, Inc.	152,648
24,301	Intel Corp.	1,152,110
4,867	International Business Machines Corp.	659,625
1,350	Intuit, Inc.	389,286
227	IPG Photonics Corp.*	28,087
955	Jabil, Inc.	27,514
493	Jack Henry & Associates, Inc.	71,465
1,850	Juniper Networks, Inc.	42,846
1,204	Keysight Technologies, Inc.*	116,619
811	Lam Research Corp.	170,724
737	Leidos Holdings, Inc.	64,384
154	Littelfuse, Inc.	24,035
6,272	Mastercard, Inc., Class A	1,764,753
1,470	Maxim Integrated Products, Inc.	80,174
5,997	Micron Technology, Inc.*	271,484
41,024	Microsoft Corp.	5,655,569
892	Motorola Solutions, Inc.	161,372
834	National Instruments Corp.	35,028
758	Nutanix, Inc., Class A*	18,366
3,164	NVIDIA Corp.	530,002
12,458	Oracle Corp.	648,563
499	Palo Alto Networks, Inc.*	101,606
2,062	Paychex, Inc.	168,465
267	Paycom Software, Inc.*	66,782
7,553	PayPal Holdings, Inc.*	823,655
1,237	Pure Storage, Inc., Class A*	20,138
6,595	QUALCOMM, Inc.	512,893
1,724	Sabre Corp.	40,755
4,446	salesforce.com, Inc.*	693,887
995	ServiceNow, Inc.*	260,531
2,138	Square, Inc., Class A*	132,214
3,242	Symantec Corp.	75,377
806	Synopsys, Inc.*	114,299
631	Teradata Corp.*	19,479
5,084	Texas Instruments, Inc.	629,145
1,614	Trimble, Inc.*	60,557
12,155	Visa, Inc., Class A	2,197,867
422	VMware, Inc., Class A	59,688
277	WEX, Inc.*	56,660
864	Workday, Inc., Class A*	153,170
1,194	Xerox Holdings Corp.	34,614
584	Zendesk, Inc.*	46,837

		28,917,171

Common Stocks – (continued)
Materials – 2.8%
1,695	Air Products & Chemicals, Inc.	382,934
806	Albemarle Corp.	49,754
1,424	Alcoa Corp.*	25,532
406	AptarGroup, Inc.	49,621
478	Ashland Global Holdings, Inc.	35,009
647	Avery Dennison Corp.	74,774
2,122	Ball Corp.	170,630
442	Cabot Corp.	17,680
969	Celanese Corp.	109,856
5,760	Corteva, Inc.	168,883
481	Domtar Corp.	15,849
5,753	Dow, Inc.	245,250
5,760	DuPont de Nemours, Inc.	391,277
1,060	Eastman Chemical Co.	69,292
1,937	Ecolab, Inc.	399,623
11,119	Freeport-McMoRan, Inc.	102,184
819	International Flavors & Fragrances, Inc.	89,885
2,256	LyondellBasell Industries NV, Class A	174,569
2,700	Mosaic Co. (The)	49,653
6,278	Newmont Goldcorp Corp.	250,430
2,339	Nucor Corp.	114,564
993	Owens-Illinois, Inc.	10,099
304	Scotts Miracle-Gro Co. (The)	32,321
533	Sherwin-Williams Co. (The)	280,758
642	Sonoco Products Co.	36,722
1,387	Valvoline, Inc.	31,346
843	Vulcan Materials Co.	119,074
1,654	Westrock Co.	56,534

		3,554,103

Real Estate – 2.4%
1,791	American Homes 4 Rent, Class A REIT	45,814
3,069	American Tower Corp. REIT	706,453
971	AvalonBay Communities, Inc. REIT	206,396
2,335	CBRE Group, Inc., Class A*	122,050
2,895	Crown Castle International Corp. REIT	420,267
1,449	Digital Realty Trust, Inc. REIT	179,140
585	Equinix, Inc. REIT	325,424
2,552	Equity Residential REIT	216,308
280	Howard Hughes Corp. (The)*	35,356
1,987	Iron Mountain, Inc. REIT	63,286
362	Jones Lang LaSalle, Inc.	48,526
4,383	Prologis, Inc. REIT	366,506
783	SBA Communications Corp. REIT	205,483
589	Sun Communities, Inc. REIT	87,054
5,195	Weyerhaeuser Co. REIT	136,680

		3,164,743

Utilities – 3.3%
1,854	Alliant Energy Corp.	97,242
3,892	American Electric Power Co., Inc.	354,756
439	Avangrid, Inc.	22,187
3,923	CenterPoint Energy, Inc.	108,628
2,211	CMS Energy Corp.	139,403
2,561	Consolidated Edison, Inc.	227,673
6,267	Dominion Energy, Inc.	486,507

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
1,426	DTE Energy Co.	$184,895
5,696	Duke Energy Corp.	528,247
1,484	Entergy Corp.	167,455
2,484	Eversource Energy	199,043
7,583	Exelon Corp.	358,373
1,262	MDU Resources Group, Inc.	33,935
3,742	NextEra Energy, Inc.	819,797
2,911	NiSource, Inc.	86,020
2,080	NRG Energy, Inc.	75,712
4,139	PG&E Corp.*	43,253
2,145	Sempra Energy	303,796

		4,236,922

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $123,678,645)		$128,949,676

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
44,769	2.045%	$44,769
(Cost $44,769)

TOTAL INVESTMENTS – 99.7%
(Cost $123,723,414)		$128,994,445

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		280,383

NET ASSETS – 100.0%		$129,274,828

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

August 31, 2019

JUST U.S. Large Cap Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $123,148,965)(a)	$128,480,887

Investments in affiliated issuers, at value (cost $529,680)	468,789

Investments in securities lending reinvestment vehicle, at value which equals cost	44,769

Cash	86,870

Receivables:

Dividends	260,298

Securities lending income	26

Total assets	129,341,639

Liabilities:

Payables:

Upon return of securities loaned	44,769

Management fees	21,973

Trustee fees	69

Total liabilities	66,811

Net Assets:

Paid-in capital	127,512,782

Total distributable earnings	1,762,046

NET ASSETS	$129,274,828
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,075,000

Net asset value per share:	$42.04

(a)	Includes loaned securities having a market value of $44,238.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Fiscal Year Ended August 31, 2019

JUST U.S. Large Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $126)	$3,488,929

Dividends — affiliated issuers	11,708

Securities lending income	2,710

Total investment income	3,503,347

Expenses:

Management fees	340,208

Trustee fees	11,575

Total expenses	351,783

NET INVESTMENT INCOME	3,151,564

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(4,940,889)

Investments — affiliated issuers	(17,250)

In-kind redemptions — unaffiliated issuers	2,807,001

In-kind redemptions — affiliated issuers	(82,925)

Net change in unrealized loss on:

Investments — unaffiliated issuers	(6,371,302)

Investments — affiliated issuers	(86,240)

Net realized and unrealized loss	(8,691,605)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,540,041)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statements of Changes in Net Assets

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2019	For the Period June 7, 2018* to August 31, 2018
From operations:

Net investment income	$3,151,564	$1,052,344

Net realized loss	(2,234,063)	(76,598)

Net change in unrealized gain (loss)	(6,457,542)	11,728,573

Net increase (decrease) in net assets resulting from operations	(5,540,041)	12,704,319

Distributions to shareholders:

From distributable earnings	(3,779,599)	—

Total distributions to shareholders	(3,779,599)	—

From share transactions:

Proceeds from sales of shares	45,068,001	260,101,111

Cost of shares redeemed	(179,278,963)	—

Net increase (decrease) in net assets resulting from share transactions	(134,210,962)	260,101,111

TOTAL INCREASE (DECREASE)	(143,530,602)	272,805,430

Net assets:(a)

Beginning of period	$272,805,430	$—

End of period	$129,274,828	$272,805,430

*	Commencement of operations.
(a)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,052,344 as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2019	For the Period June 7, 2018* to August 31, 2018
Per Share Operating Performance:

Net asset value, beginning of period	$42.13	$40.08

Net investment income(a)	0.72	0.17

Net realized and unrealized gain	0.08	1.88

Total gain from investment operations	0.80	2.05

Distributions to shareholders from net investment income	(0.89)	—

Net asset value, end of period	$42.04	$42.13

Market price, end of period	$42.06	$42.13

Total Return at Net Asset Value(b)	2.06%	5.11%

Net assets, end of period (in 000’s)	$129,275	$272,805

Ratio of total expenses to average net assets	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.79%	1.84	%(c)

Portfolio turnover rate(d)	17%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The market price for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro- rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

On August 31, 2019 the Fund did not hold Level 3 securities.

18

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2019:

JUST U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$128,949,676	$—	$—

Securities Lending Reinvestment Vehicle	44,769	—	—

Total	$128,994,445	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the fiscal year ended August 31, 2019, the unitary management fee rate with GSAM was 0.20%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the fiscal year ended August 31, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Ending value as of August 31, 2019	Shares as of August 31, 2019	Dividend Income
$1,247,789	$196,807	$(789,392)	$(100,175)	$(86,240)	$468,789	2,299	$11,708

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a

19

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2019

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity is as follows:

	JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2019		For the Period June 7, 2018 through August 31, 2018

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,125,000	$45,067,999	6,475,000	$260,101,111
Shares Redeemed	(4,525,000)	(179,278,963)	—	—

NET INCREASE (DECREASE) IN SHARES	(3,400,000)	$(134,210,964)	6,475,000	$260,101,111

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2019, were $31,623,786 and $30,864,449, respectively.

The purchase and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2019, were $43,928,977 and $178,595,802, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

20

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

7. SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2019:

Beginning value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019
$75,906	$3,237,014	$(3,268,151)	$44,769

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

JUST U.S. Large Cap Equity ETF
Distributions paid from:
Ordinary Income	$3,779,599
Total taxable distributions	$3,779,599

There was no distribution paid during the period ended August 31, 2018.

21

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2019

8. TAX INFORMATION (continued)

As of August 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

JUST U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$424,309
Total undistributed earnings	$424,309
Capital loss carryforwards:
Perpetual Short-Term	$(24,957)
Unrealized gains (losses) — net	$1,362,694
Total accumulated earnings (losses) net	$1,762,046

As of August 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

JUST U.S. Large Cap Equity ETF
Tax Cost	$123,946,385
Gross unrealized gain	13,144,626
Gross unrealized loss	(8,096,566)
Net unrealized gains (losses)	$5,048,060

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

The Fund reclassed $1,622,633 from distributable earnings to paid in capital for the year ending August 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from redemptions in-kind.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — JUST Capital Foundation, Inc. (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the

22

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

9. OTHER RISKS (continued)

Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to the portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs JUST U.S. Large Cap Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs JUST U.S. Large Cap Equity ETF (one of the funds constituting Goldman Sachs ETF Trust, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended August 31, 2019 and for the period June 7, 2018 (commencement of operations) through August 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year ended August 31, 2019, and the changes in its net assets and the financial highlights for the year ended August 31, 2019 and for the period June 7, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

24

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Fund Expenses — Six Months ended 8/31/2019 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2019 and held for the six months ended August 31, 2019, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	JUST U.S. Large Cap Equity ETF
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid*
Actual based on NAV	$1,000	$1,061.80		$1.04
Hypothetical 5% return	$1,000	$1,024.20	+	$1.02

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

JUST U.S. Large Cap Equity ETF	0.20%

25

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 61	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	WD-40 Company (a global consumer products company)

Michael Latham Age: 53	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	41	None

26

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	Trustee and President	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	161	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2019.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund, each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; and Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs JUST U.S. Large Cap Equity ETF — Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs JUST U.S. Large Cap Equity ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2019, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs JUST U.S. Large Cap Equity ETF qualify for the dividends received deduction available to corporations.

28

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of August 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

INDEX DISCLAIMERS

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose).

No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs.

No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF.

Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent.

Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).

Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF.

Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2019 Goldman Sachs. All rights reserved. 180396-OTU-1069493 JUSTUSLCEETFAR-19

Goldman Sachs Funds

Annual Report	August 31, 2019

Goldman Sachs Motifs ETFs
Motif Data-Driven World ETF
Motif Finance Reimagined ETF
Motif Human Evolution ETF
Motif Manufacturing Revolution ETF
Motif New Age Consumer ETF

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Motif ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Motif ETFs

Principal Investment Strategies

The investment objective of each of the Goldman Sachs Motif Data-Driven World ETF, the Goldman Sachs Motif Finance Reimagined ETF, the Goldman Sachs Motif Human Evolution ETF, the Goldman Sachs Motif Manufacturing Revolution ETF and the Goldman Sachs Motif New Age Consumer ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its Index, in depositary receipts representing securities included in its Index and in underlying stocks in respect of depositary receipts included in its Index. Given each Fund’s investment objective of attempting to track its underlying index, the Funds do not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Each Index is designed to deliver exposure to equity securities of companies located across developed and emerging markets worldwide, listed and traded on major exchanges in certain developed markets, including Australia, Canada, France, Germany, Hong Kong, Japan, South Korea, Switzerland, the Netherlands, the U.K. and the U.S. In addition, company and stock screens are applied to set minimum liquidity and investability requirements for stocks in the eligible universe (“Index Universe”).

Motif Capital Management, Inc. (the “Index Provider”) determines the components of each Index based on that Index’s exposure to certain Themes (i.e., the Data-Driven World Theme, the Finance Reimagined Theme, the Human Evolution Theme, the Manufacturing Revolution Theme and the New Age Consumer Theme), as well as related Sub-Themes, and in accordance with a rules-based methodology that involves five steps.

Step 1

In the first step, a quantitative measurement is made of the exposure of companies in each Index Universe to each Sub-Theme (“Sub-Theme Thematic Beta”).

For the Digitization of Finance Sub-Theme and the Asset Management Makeover Sub-Theme within the Motif Finance Reimagined Index, and all Sub-Themes within the Motif New Age Consumer Index:

To calculate a Sub-Theme Thematic Beta, the Index Provider applies automated semantic search algorithms to multiple regulatory filings filed with the applicable regulators or major stock exchanges in certain developed markets to score the relevance of a Sub-Theme to a company. Each regulatory filing is scored for the relevance of the Sub-Theme by applying an automated semantic search algorithm. This algorithm assigns a score to the regulatory filing based on the topic, document length, and number of mentions of the topic, among other factors. Regulatory filings scoring above a fixed theme relevance threshold are then mapped, if possible, to a company. For each company that has a total market capitalization of at least $500,000,000 in U.S. dollars, a stock with an average daily trading volume over the most recent 30-day period (“ADTV”) of at least $1,000,000 in U.S. dollars and at least 50 days of historical returns data over the most recent 90-day period, the company’s reported revenue streams are examined to determine whether each revenue stream is relevant to the Sub-Theme. The company’s Sub-Theme Thematic Beta is equal to the sum of all revenue streams of such company that are theme-relevant divided by the company’s total revenue.

For all other Sub-Themes within each Index:

To calculate a Sub-Theme Thematic Beta, the Index Provider applies automated semantic search algorithms to multiple datasets and documents to score the relevance of a Sub-Theme to a company. The datasets and documents used include one or more of (1) regulatory filings filed with the applicable regulators or major stock exchanges in certain developed markets, (2) academic journals, and (3) patent filings (the “Search Corpus”). The Search Corpus for the Motif Human Evolution Index also includes clinical trial data. Each dataset and document in the Search Corpus is scored for the relevance of the Sub-Theme by applying an automated semantic search algorithm. This algorithm assigns a score to the dataset or document based on the topic, document length, and number of mentions of the topic, among other factors. Datasets and documents with a non-zero score are then mapped, if possible, to a company. Multiple entries within a type of Search Corpus for each company are then combined to make a single score. This results in up to three (or four, in the case of the Motif Human Evolution Index) quantitative measurements of the relevance of the Sub-Theme to a company: the “Filing Search Beta,” sourced from the regulatory filings; the “Academic Beta,”

1

INVESTMENT PROCESS

sourced from academic journals; and the “Patent Beta,” sourced from patent filings. The three (or four) quantitative measurements are then combined to give a company an overall Sub-Theme Thematic Beta. For the Motif Human Evolution Index, the “Clinical Trial Beta,” sourced from clinical trial data, is also combined to calculate a company’s Sub-Theme Thematic Beta.

Step 2

In the second step, a company’s Sub-Theme Thematic Betas for all Sub-Themes are combined to give that company a single Thematic Beta. Each respective Index Universe consists of all companies with a non-zero applicable Thematic Beta.

Step 3

In the third step, each company in the Index Universe is mapped, if possible, to one or more common equity securities listed on major stock exchanges in certain developed markets. If no relevant security is found, the company is removed from the Index Universe.

Step 4

In the fourth step, liquidity, investability and/or theme relevance screens are applied to the Index Universe. Stocks of companies with an applicable Thematic Beta below a fixed threshold are removed from the Index Universe. Additionally, for all Sub-Themes within each Index except the Digitization of Finance Sub-Theme and the Asset Management Makeover Sub-Theme within the Motif Finance Reimagined Index, and all Sub-Themes within the Motif New Age Consumer Index, stocks of companies with any of the following characteristics are removed from the Index Universe:

•	An ADTV of less than $1,000,000 in U.S. dollars;

•	A total market capitalization of less than $500,000,000 in U.S. dollars; or

•	Less than 50 days of historical returns data over the most recent 90-day period;

•	A Thematic Beta below a fixed threshold.

All remaining stocks are included in the Index. In addition, if the size of the remaining Index Universe is greater than 120 stocks, the final Index Universe is reduced to 120 stocks based on a function of the applicable Thematic Beta, market variables and the weight of the stock from the previous rebalancing, if any.

Step 5

In the fifth step, stocks are weighted according to a function of a company’s market capitalization and applicable Thematic Beta. A minimum weight of 0.1% and a maximum weight of the lesser of 5% or the ADTV of such stock multiplied by 10-9 (for example, an ADTV of $10 million would correspond to a maximum weight of 1%) are applied to each stock to reduce concentration in individual securities and increase diversification of the Index.

Each Index is reconstituted and rebalanced quarterly on the third Friday of each February, May, August and November.

* * *

At the end of the Reporting Period, i.e., the period ended August 31, 2019, we believed that each of the Motif ETFs presented an attractive long-term opportunity, as their respective underlying secular growth Themes and Sub-Themes were still in the early innings of their potential value. Although the growth style of these Themes and Sub-Themes and their exposure to emerging markets may lead to short-term volatility, we remained confident overall in their long-term strength.

2

PORTFOLIO RESULTS

Goldman Sachs Motif Data-Driven World ETF

Investment Objective

The Goldman Sachs Motif Data-Driven World ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Motif Data-Driven World Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its inception on March 1, 2019 through August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.65% based on net asset value (“NAV”) and 2.77% based on market price. The Index returned 2.87% during the same period.

The Fund had a NAV of $50.10 per share on March 1, 2019 and ended the Reporting Period with a NAV of $51.34 per share. The Fund’s market price on August 31, 2019 was $51.40 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing rapid increase in electronically recorded data in the world and its impact on the lifecycle of data delivery and processing (the “Data-Driven World Theme”). This lifecycle includes the recording, transmission, storage and processing, securing and analysis of data. The focus of the Index is to identify and weight companies that originate data solutions, as well as companies that deploy data solutions to solve business problems. The Data-Driven World Theme is separated into five sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund generated positive absolute returns but modestly underperformed the Index, as measured by NAV. Among the underlying Sub-Themes, the Internet of Things and Artificial Intelligence added most to the Index’s results. Big Data and Data Infrastructure also contributed positively, albeit to a lesser extent. The Internet of Things Sub-Theme represents companies that may benefit from the development of the Internet of Things, which, for the purposes of the Index, refers to the collection of consumer and industrial network-connected devices beyond traditional appliances. The Artificial Intelligence Sub-Theme represents companies that may benefit from the development of artificial intelligence, which, for the purposes of the Index, refers to the ability of a machine to perform cognitive tasks typically associated with human brains, such as perception, reasoning, learning, interacting with the environment and problem solving. The Big Data Sub-Theme represents companies that may benefit from the development of big data technologies. For the purposes of the Index, big data refers to the set of software technologies associated with the storage, processing and analytics of large-scale structured and unstructured data. The Data Infrastructure Sub-Theme represents companies that may benefit from the expansion in physical infrastructure to transmit and store data. For the purposes of the Index, data infrastructure refers to the range of hardware components needed for transmission and storage of large quantities of data, such as routers and switches, wired and wireless transmission networks, and high-density storage.

3

PORTFOLIO RESULTS

The Cybersecurity Sub-Theme detracted from the Index’s results. The Cybersecurity Sub-Theme represents companies that may benefit from the need to secure data in an online world. For the purposes of the Index, cybersecurity refers to the practice of ensuring the integrity, confidentiality and availability of information.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period, and which detracted most?

A	During the Reporting Period, positions in U.S.-based technology company Microsoft, U.S. semiconductor maker Qualcomm and U.S. software company MongoDB added most to the Index’s results (3.35%, 1.89% and 0.96% of Fund net assets as of August 31, 2019, respectively). Positions in China-based Internet-related services and products and artificial intelligence specialist Baidu; U.S.-based software company Cloudera; and U.S. cybersecurity company Palo Alto Networks detracted most from the Index’s results during the Reporting Period (1.51%, 0.31% and 1.39% of Fund net assets as of August 31, 2019, respectively).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[1]

Region Name	Fund[2]	Index

North America	71.7%	71.6%
Developed Europe	11.3	11.2
Emerging Markets	10.9	10.9
Developed Asia Pacific	6.0	6.0

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

4

FUND BASICS

Motif Data-Driven World ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$51.40
Net Asset Value (NAV)[1]	$51.34

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Microsoft Corp.	3.4%	Information Technology	United States

Alphabet, Inc., Class A	3.1	Communication Services	United States

NVIDIA Corp.	2.9	Information Technology	United States

Intel Corp.	2.8	Information Technology	United States

Apple, Inc.	2.4	Information Technology	United States

Amazon.com, Inc.	2.3	Consumer Discretionary	United States

International Business Machines Corp.	2.1	Information Technology	United States

SAP SE	2.0	Information Technology	Germany

Oracle Corp.	2.0	Information Technology	United States
QUALCOMM, Inc.	1.9	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS MOTIF DATA-DRIVEN WORLD ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Motif Data-Driven World Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Motif Data-Driven World ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	Since Inception
Shares based on NAV (Commenced March 1, 2019)	2.65%

Shares based on Market Price (Commenced March 1, 2019)	2.77%

Motif Data-Driven World Index	2.87%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

6

PORTFOLIO RESULTS

Goldman Sachs Motif Finance Reimagined ETF

Investment Objective

The Goldman Sachs Motif Finance Reimagined ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Motif Finance Reimagined Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its inception on March 1, 2019 through August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 9.77% based on net asset value (“NAV”) and 9.91% based on market price. The Index returned 10.01% during the same period.

The Fund had a NAV of $50.74 per share on March 1, 2019 and ended the Reporting Period with a NAV of $55.59 per share. The Fund’s market price on August 31, 2019 was $55.64 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing structural changes in the support and delivery of financial services (the “Finance Reimagined Theme”). These structural changes include the impact of rapid technological change on the industry, including the effects of the development of blockchain technology, and the split in the asset management industry toward very low and high cost investment strategies. The Finance Reimagined Theme is separated into three sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund recorded positive absolute returns but underperformed the Index, as measured by NAV. All of the underlying Sub-Themes—Digitization of Finance, Asset Management Makeover and Blockchain—contributed positively to the Index’s results. The Digitization of Finance Sub-Theme represents companies that may benefit from the digitization of traditional financial services, which, for the purposes of the Index, refers to the impact of technological changes on the support and delivery of traditional financial services, such as payments, lending and insurance. The Asset Management Makeover Sub-Theme represents companies that may benefit from the bifurcation in strategies in the asset management industry. For the purposes of the Index, asset management makeover refers to the movement of assets into low cost, often passive investments such as exchange-traded funds and index funds, and high cost, often complex investments such as private equity and hedge funds. The Blockchain Sub-Theme represents companies that may benefit from the development of blockchain technology, which, for the purposes of the Index, refers to the technology underlying distributed ledgers, applicable to payments, currencies and to other fields and industries that depend on a trusted intermediary.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period, and which detracted most?

A

During the Reporting Period, positions in U.S. payment processors Mastercard and Visa, as well as Brazilian information technology service management company PagSeguro Digital, bolstered the Index’s results most

7

PORTFOLIO RESULTS

(4.98%, 4.13% and 1.07% of Fund net assets as of August 31, 2019, respectively). Positions in Square, a U.S.-based mobile payment company; Green Dot, a U.S. financial technology and bank holding company; and Overstock.com, a U.S. Internet retailer, detracted most from the Index’s results during the Reporting Period (2.39%, 0.00%[1] and 0.27% of Fund net assets as of August 31, 2019, respectively).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[2]

Region Name	Fund[3]	Index

North America	76.5%	76.6%
Developed Europe	13.8	13.8
Emerging Markets	5.2	5.2
Developed Asia Pacific	3.9	3.9

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

8

FUND BASICS

Motif Finance Reimagined ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$55.64
Net Asset Value (NAV)[1]	$55.59

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Mastercard, Inc., Class A	5.0%	Information Technology	United States
Visa, Inc., Class A	4.1	Information Technology	United States
PayPal Holdings, Inc.	2.7	Information Technology	United States

American Express Co.	2.4	Financials	United States
Square, Inc., Class A	2.4	Information Technology	United States
Intuit, Inc.	2.2	Information Technology	United States
Fiserv, Inc.	2.1	Information Technology	United States

Fidelity National Information Services, Inc.	1.9	Information Technology	United States
Intercontinental Exchange, Inc.	1.7	Financials	United States
Worldline SA	1.7	Information Technology	France

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS MOTIF FINANCE REIMAGINED ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Motif Finance Reimagined Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Motif Finance Reimagined ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	Since Inception
Shares based on NAV (Commenced March 1, 2019)	9.77%

Shares based on Market Price (Commenced March 1, 2019)	9.91%

Motif Finance Reimagined Index	10.01%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

10

PORTFOLIO RESULTS

Goldman Sachs Motif Human Evolution ETF

Investment Objective

The Goldman Sachs Motif Human Evolution ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Motif Human Evolution Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its inception on March 1, 2019 through August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -0.69% based on net asset value (“NAV”) and -0.47% based on market price. The Index returned -0.44% during the same period.

The Fund had a NAV of $50.63 per share on March 1, 2019 and ended the Reporting Period with a NAV of $50.15 per share. The Fund’s market price on August 31, 2019 was $50.26 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the development of new knowledge, medicines and technologies for the medical treatment of the human condition, from birth to end-of-life care (the “Human Evolution Theme”). The Human Evolution Theme is separated into five sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund generated negative absolute returns that underperformed the Index, as measured by NAV. Among underlying Sub-Themes, Genomics detracted significantly from the Index’s results during the Reporting Period. The Genomics Sub-Theme represents companies that may benefit from the development of genomics, which, for the purposes of the Index, refers to the study of genomes, including genome sequencing and bioinformatics, and its application to healthcare as genomic medicine and pharmacogenomics, including gene therapy, gene editing and the use of biomarkers.

The Robotic Surgery Sub-Theme added most to the Index’s results. Precision Medicine, Life Extension and Digital Health also contributed positively, albeit to a lesser extent. The Robotic Surgery Sub-Theme represents companies that may benefit from the development of robotic surgery, which, for the purposes of the Index, refers to technology that enables minimally invasive surgery as well as the use of miniaturized surgical instruments and robotic systems to assist in surgical procedures. The Precision Medicine Sub-Theme represents companies that may benefit from the development of precise medical treatments. For the purposes of the Index, precision medicine refers to medical treatments or techniques that are either physically precise, targeting a specific group or type of cells, or tailored to a group of patients. The Life Extension Sub-Theme represents companies that may benefit from the long-term demographic shift towards an older population. For the purposes of the Index, life extension refers to medical products and services geared towards managing the health of an aging population. The Digital Health Sub-Theme represents companies that may benefit from the development of digital health tools. For the purposes of the Index, digital health refers to the use of

11

PORTFOLIO RESULTS

electronic data and software tools of analysis to assist in health care treatment and the development of drugs.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period, and which detracted most?

During the Reporting Period, positions in U.S. biopharmaceutical company Iovance Biotherapeutics, U.S.-based pharmaceutical company Array BioPharma and Ireland-headquartered medical device maker Medtronic contributed most positively to the Index’s results (1.00%, 0.00%[1] and 4.43% of Fund net assets as of August 31, 2019, respectively). Detracting most from the Index’s results during the Reporting Period were positions in U.S. biopharmaceutical company Nektar Therapeutics as well as U.S. biotechnology companies Biogen and bluebird bio (0.59%, 1.21% and 0.87% of Fund net assets as of August 31, 2019, respectively).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[2]

Region Name	Fund[3]	Index

North America	68.5%	68.7%
Developed Europe	25.2	25.2
Emerging Markets	3.5	3.5
Developed Asia Pacific	2.0	2.0

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

12

FUND BASICS

Motif Human Evolution ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$50.26
Net Asset Value (NAV)[1]	$50.15

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Medtronic PLC	4.4%	Health Care	United States
Intuitive Surgical, Inc.	4.4	Health Care	United States
Abbott Laboratories	3.8	Health Care	United States
Boston Scientific Corp.	3.2	Health Care	United States
AstraZeneca PLC	2.7	Health Care	United Kingdom
Johnson & Johnson	2.6	Health Care	United States
Roche Holding AG	2.6	Health Care	Switzerland
Fresenius Medical Care AG & Co KGaA	2.6	Health Care	Germany
Novartis AG	2.3	Health Care	Switzerland
Sanofi	2.1	Health Care	France

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS MOTIF HUMAN EVOLUTION ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Motif Human Evolution Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Motif Human Evolution ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	Since Inception
Shares based on NAV (Commenced March 1, 2019)	-0.69%

Shares based on Market Price (Commenced March 1, 2019)	-0.47%

Motif Human Evolution Index	-0.44%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

14

PORTFOLIO RESULTS

Goldman Sachs Motif Manufacturing Revolution ETF

Investment Objective

The Goldman Sachs Motif Manufacturing Revolution ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Motif Manufacturing Revolution Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its inception on March 1, 2019 through August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -2.52% based on net asset value (“NAV”) and -2.30% based on market price. The Index returned -2.37% during the same period.

The Fund had a NAV of $49.70 per share on March 1, 2019 and ended the Reporting Period with a NAV of $48.11 per share. The Fund’s market price on August 31, 2019 was $48.22 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing technology-driven transformation of the manufacturing industry (the “Manufacturing Revolution Theme”). This transformation includes the use of new materials and energy sources to supply the manufacturing process, the application of new methods and processes, and the manufacture of new products. The focus of the Index is to identify and weight companies that are originating new solutions for manufacturing, as well as companies that are deploying new solutions to solve business problems. The Manufacturing Revolution Theme is separated into five sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund generated negative absolute returns that underperformed the Index, as measured by NAV. Among underlying Sub-Themes, Future Mobility and 3D Printing detracted most from the Index’s results. Robotics also hampered the Index’s performance, albeit to a lesser extent. The Future Mobility Sub-Theme represents companies that may benefit from the development of new methods of mobility. For the purposes of the Index, future mobility refers to road vehicles, including automobiles and trucks that apply one or both of electrification and partially or fully autonomous driving capabilities. The 3D Printing Sub-Theme represents companies that may benefit from the development of 3D printing and its application in manufacturing. For the purposes of the Index, 3D printing refers to the additive process of manufacturing a three-dimensional object from a digital design. The Robotics Sub-Theme represents companies that may benefit from the increased sophistication of robotics used in the manufacturing process. For the purposes of the Index, robotics refers to the ability of a machine to perform physical tasks that previously either were not possible or required a human.

The Drones Sub-Theme and the Clean Energy Sub-Theme contributed positively to the Index’s results during the Reporting Period. The Drones Sub-Theme represents companies that may benefit from the development of drones, which, for the purposes of the Index, refers to aerial, land or sea-based unmanned vehicles, either remotely operated or

15

PORTFOLIO RESULTS

autonomous, used in military, consumer or industrial applications. The Clean Energy Sub-Theme represents companies that may benefit from the development of clean energy sources. For the purposes of the Index, clean energy refers to energy from renewable resources, such as solar, wind and biofuel, as well as battery technology needed for the storage of intermittent power sources.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period, and which detracted most?

A	During the Reporting Period, the Index benefited most from positions in Israel-based SolarEdge Technologies, a provider of power optimizer, solar inverter and monitoring products for photovoltaic arrays; Japan-based Hitachi Chemical Company, which manufactures a wide range of chemical products for semiconductors, liquid crystal displays, industrial materials and processed synthetic resins; and U.S.-based SunPower, a designer and manufacturer of crystalline silicon photovoltaic cells and solar panels (0.96%, 0.79% and 0.29% of Fund net assets as of August 31, 2019, respectively). Positions in Chinese automobile maker NIO, U.S. automotive and energy company Tesla and U.S.-based printer manufacturer 3D Systems detracted most from the Index’s results during the Reporting Period (0.70%, 2.55% and 0.80% of Fund net assets as of August 31, 2019, respectively).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[1]

Region Name	Fund[2]	Index

North America	55.3%	55.3%
Developed Europe	25.9	25.9
Developed Asia Pacific	11.0	11.0
Emerging Markets	6.8	6.8

[1]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[2]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

16

FUND BASICS

Motif Manufacturing Revolution ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$48.22
Net Asset Value (NAV)[1]	$48.11

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country
ABB Ltd.	2.9%	Industrials	Switzerland
Tesla, Inc.	2.6	Consumer Discretionary	United States
Rockwell Automation, Inc.	2.2	Industrials	United States
Amazon.com, Inc.	2.1	Consumer Discretionary	United States
Honeywell International, Inc.	2.0	Industrials	United States
Toyota Motor Corp.	2.0	Consumer Discretionary	Japan
Dassault Systemes	2.0	Information Technology	France
NVIDIA Corp.	2.0	Information Technology	United States
Emerson Electric Co.	1.9	Industrials	United States
Keyence Corp.	1.9	Information Technology	Japan

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS MOTIF MANUFACTURING REVOLUTION ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Motif Manufacturing Revolution Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Motif Manufacturing Revolution ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	Since Inception
Shares based on NAV (Commenced March 1, 2019)	-2.52%

Shares based on Market Price (Commenced March 1, 2019)	-2.30%

Motif Manufacturing Revolution Index	-2.37%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

18

PORTFOLIO RESULTS

Goldman Sachs Motif New Age Consumer ETF

Investment Objective

The Goldman Sachs Motif New Age Consumer ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Motif New Age Consumer Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its inception on March 1, 2019 through August 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 3.83% based on net asset value (“NAV”) and 4.03% based on market price. The Index returned 4.09% during the same period.

The Fund had a NAV of $50.83 per share on March 1, 2019 and ended the Reporting Period with a NAV of $52.74 per share. The Fund’s market price on August 31, 2019 was $52.83 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing structural shifts in the consumer market due to changes in demographics, technology and preferences (the “New Age Consumer Theme”). The focus of the Index is to identify and weight companies that are originating and monetizing new consumer products, as well as those creating and supporting the infrastructure to produce them. The New Age Consumer Theme is separated into seven sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund posted positive absolute returns but underperformed the Index, as measured by NAV. Among underlying Sub-Themes, Social Media, Health and Wellness, and Online Gaming added most to the Index’s returns. The Online Music and Video, E-commerce, and Experiences over Goods Sub-Themes also contributed positively, albeit to a lesser extent. The Social Media Sub-Theme represents companies that may benefit from the development of social media, which, for the purposes of the Index, refers to online platforms that connect people and allow members to interact with one another. The Health and Wellness Sub-Theme represents companies that may benefit from consumer interest in health and wellness, which, for the purposes of the Index, refers to consumer health-related goods and services outside of traditional health care (e.g., relating to nutrition, exercise and health tracking). The Online Gaming Sub-Theme represents companies that may benefit from the popularity of online gaming, which for the purposes of the Index, refers to a game that is either partially or primarily played through the Internet, including video games and games that may have traditionally been delivered in person, such as betting. The Online Music and Video Sub-Theme represents companies that may benefit from demand for music and video delivered over the Internet. For the purposes of the Index, online music and video refers to the digital distribution of music and video. The E-commerce Sub-Theme represents companies that may benefit from the expansion of e-commerce, which, for the purposes of the Index, refers to the purchase and delivery of goods and services over the Internet. The Experiences over Goods Sub-Theme represents companies that may benefit from demand

19

PORTFOLIO RESULTS

by consumers for experiences relative to goods. For the purposes of the Index, experiences over goods refers to demand for experiences, and the goods that relate to those experiences, relative to the demand for physical goods unrelated to those experiences.

The Evolution of Education Sub-Theme detracted from the Index’s results during the Reporting Period. The Evolution of Education Sub-Theme represents companies that may benefit from the evolution of education, which, for the purposes of the Index, refers to the delivery of educational materials over the Internet, such as interactive and non-interactive multimedia content, the streaming of lectures and the delivery of teaching and tutoring services online, and for-profit education services in emerging markets.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period, and which detracted most?

A	During the Reporting Period, the Index was helped most by positions in Roku, a U.S. maker of online media players; Li Ning, a China-based manufacturer of athletic shoes and sporting goods; and Snap, a U.S. technology and camera company (1.52%, 0.83% and 1.02% of Fund net assets as of August 31, 2019, respectively). Positions in Sina Weibo, a Chinese microblogging website; 2U, a U.S. educational technology company; and Farfetch, a U.K.-based online luxury fashion retailer, detracted most from the Index’s results during the Reporting Period (0.85%, 0.00%[1] and 0.33% of Fund net assets as of August 31, 2019, respectively).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[2]

Region Name	Fund[3]	Index

North America	50.7%	50.7%
Emerging Markets	24.4	24.4
Developed Europe	14.1	14.1
Developed Asia Pacific	10.3	10.3

[1]	Some weights are 0.00% at August 31, 2019 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

20

FUND BASICS

Motif New Age Consumer ETF

as of August 31, 2019

FUND SNAPSHOT

As of August 31, 2019

Market Price[1]	$52.83
Net Asset Value (NAV)[1]	$52.74

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/19[2]

Holding	% of Net Assets	Line of Business	Country

Facebook, Inc., Class A	3.3%	Communication Services	United States
Alibaba Group Holding Ltd. ADR	3.0	Consumer Discretionary	China
Amazon.com, Inc.	2.8	Consumer Discretionary	United States
Tencent Holdings Ltd.	2.8	Communication Services	China
NIKE, Inc., Class B	2.0	Consumer Discretionary	United States
adidas AG	1.8	Consumer Discretionary	Germany
Meituan Dianping, Class B	1.8	Consumer Discretionary	China
Pinduoduo, Inc. ADR	1.7	Consumer Discretionary	China
Netflix, Inc.	1.7	Communication Services	United States
Booking Holdings, Inc.	1.7	Consumer Discretionary	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS MOTIF NEW AGE CONSUMER ETF

Performance Summary

August 31, 2019

The following graph shows the value, as of August 31, 2019, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Motif New Age Consumer Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Motif New Age Consumer ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2019.

Average Annual Total Return through August 31, 2019*	Since Inception
Shares based on NAV (Commenced March 1, 2019)	3.83%

Shares based on Market Price (Commenced March 1, 2019)	4.03%

Motif New Age Consumer Index	4.09%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

22

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Motif Human Evolution Index is designed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the development of new knowledge, medicines and technologies for the medical treatment of the human condition, from birth to end-of-life care.

The Motif Finance Reimagined Index is designed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the on-going structural changes in the support and delivery of financial services.

The Motif Data-Driven World Index is designed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the on-going rapid increase in electronically recorded data in the world and its impact on the lifecycle of data delivery and processing.

The Motif Manufacturing Revolution Index is designed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the on-going technology-driven transformation of the manufacturing industry.

The Motif New Age Consumer Index is designed to deliver exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the on-going structural shifts in the consumer market due to changes in demographics, technology and preferences.

23

GOLDMAN SACHS MOTIF DATA-DRIVEN WORLD ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 9.8%
266	Alphabet, Inc., Class A*	$316,681
1,487	Baidu, Inc. ADR (China)*	155,347
1,377	Criteo SA ADR (France)*	26,741
1,016	Facebook, Inc., Class A*	188,641
341	Heroz, Inc. (Japan)*	54,164
2,154	Nippon Telegraph & Telephone Corp. (Japan)	103,413
257	SK Telecom Co. Ltd. (South Korea)	50,816
2,347	SoftBank Group Corp. (Japan)	106,665

		1,002,468

Consumer Discretionary – 6.1%
1,078	Alibaba Group Holding Ltd. ADR (China)*	188,682
133	Amazon.com, Inc.*	236,247
1,893	eBay, Inc.	76,269
3,166	JD.com, Inc. ADR (China)*	96,563
937	Shutterstock, Inc.*	32,898

		630,659

Financials – 2.8%
5,207	Bank of America Corp.	143,244
12,836	Ping An Insurance Group Co. of China Ltd., Class H (China)	147,276

		290,520

Industrials – 1.6%
757	Allegion PLC	72,876
3,060	Toshiba Corp. (Japan)	95,134

		168,010

Information Technology – 75.5%
2,737	21Vianet Group, Inc. ADR (China)*	21,485
630	Accenture PLC, Class A	124,847
597	Adobe, Inc.*	169,852
3,595	Advanced Micro Devices, Inc.*	113,063
927	Akamai Technologies, Inc.*	82,624
541	Alarm.com Holdings, Inc.*	25,752
474	Alteryx, Inc., Class A*	67,521
1,485	Ambarella, Inc.*	82,967
741	Amdocs Ltd.	47,972
1,168	Apple, Inc.	243,808
1,617	Avaya Holdings Corp.*	22,832
5,973	BlackBerry Ltd. (Canada)*	41,035
731	Booz Allen Hamilton Holding Corp.	55,198
872	Cadence Design Systems, Inc.*	59,715
815	CEVA, Inc.*	25,599
974	Check Point Software Technologies Ltd. (Israel)*	104,900
56,802	Chinasoft International Ltd. (China)*	23,633
1,253	Ciena Corp.*	51,285
3,777	Cisco Systems, Inc.	176,801
4,486	Cloudera, Inc.*(a)	32,030
1,355	Cognex Corp.	61,083
689	CommVault Systems, Inc.*	29,882
4,166	Conduent, Inc.*	27,121
634	CyberArk Software Ltd. (Israel)*	71,224

Common Stocks – (continued)
Information Technology – (continued)
1,416	Dell Technologies, Inc., Class C*	72,967
1,318	Dialog Semiconductor PLC (United Kingdom)*	62,354
506	Digimarc Corp.*	20,007
1,089	DocuSign, Inc.*	50,845
872	Domo, Inc., Class B*	21,652
499	Elastic NV*	43,857
541	ExlService Holdings, Inc.*	36,626
3,427	Extreme Networks, Inc.*	22,892
149	Fair Isaac Corp.*	52,555
6,079	FireEye, Inc.*	81,641
5,320	Fitbit, Inc., Class A*	16,439
942	FLIR Systems, Inc.	46,412
1,640	Fortinet, Inc.*	129,855
973	Fujitsu Ltd. (Japan)	75,195
3,620	Infineon Technologies AG (Germany)	62,780
11,010	Infosys Ltd. ADR (India)	126,505
6,069	Intel Corp.	287,731
1,600	International Business Machines Corp.	216,848
634	InterXion Holding NV (Netherlands)*	51,316
382	Intuit, Inc.	110,154
866	Itron, Inc.*	60,144
2,607	Juniper Networks, Inc.	60,378
2,729	Lattice Semiconductor Corp.*	53,734
1,390	Logitech International SA (Switzerland)	56,347
2,474	MACOM Technology Solutions Holdings, Inc.*	48,589
2,518	Marvell Technology Group Ltd.	60,356
1,459	MaxLinear, Inc.*	28,917
2,545	Micron Technology, Inc.*	115,212
2,494	Microsoft Corp.	343,823
650	MongoDB, Inc.*	99,002
1,088	Monotype Imaging Holdings, Inc.	21,488
1,957	NEC Corp. (Japan)	83,889
1,057	NetScout Systems, Inc.*	23,413
623	Nice Ltd. ADR (Israel)*	95,475
19,431	Nokia OYJ ADR (Finland)	96,378
4,691	Nuance Communications, Inc.*	78,856
1,798	NVIDIA Corp.	301,183
1,438	NXP Semiconductors NV (Netherlands)	146,877
3,845	Oracle Corp.	200,171
699	Palo Alto Networks, Inc.*	142,330
3,522	Pivotal Software, Inc., Class A*	52,513
586	PKSHA Technology, Inc. (Japan)*	26,224
458	Proofpoint, Inc.*	52,033
908	Qorvo, Inc.*	64,858
2,499	QUALCOMM, Inc.	194,347
601	Qualys, Inc.*	47,852
1,049	Radware Ltd. (Israel)*	25,648
509	Rapid7, Inc.*	27,328
4,224	Samsung Electronics Co. Ltd. (South Korea)	153,442
1,739	SAP SE (Germany)	207,977
2,108	SecureWorks Corp., Class A*(a)	25,444
51,720	Semiconductor Manufacturing International Corp. (China)*(a)	56,899
756	Silicon Laboratories, Inc.*	82,404

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIF DATA-DRIVEN WORLD ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
991	Silicon Motion Technology Corp. ADR (Taiwan)	$31,980
952	Software AG (Germany)	25,686
16,813	Sophos Group PLC (United Kingdom)(b)	78,483
961	Splunk, Inc.*	107,459
5,318	STMicroelectronics NV (Switzerland)	94,435
7,365	Symantec Corp.	171,236
9,872	Telefonaktiebolaget LM Ericsson ADR (Sweden)	77,397
1,454	Teradata Corp.*	44,885
876	Teradyne, Inc.	46,402
1,549	Trend Micro, Inc. (Japan)	75,155
717	Verint Systems, Inc.*	38,209
577	VMware, Inc., Class A	81,611
2,440	VTech Holdings Ltd. (Hong Kong)	19,307
1,707	Western Digital Corp.	97,760
12,177	Wipro Ltd. ADR (India)	46,516
1,595	Xerox Holdings Corp.	46,239
1,729	Xperi Corp.	31,675
341	Zebra Technologies Corp., Class A*	69,915
1,200	Zscaler, Inc.*	82,488

		7,751,229

Real Estate – 4.1%
321	CoreSite Realty Corp. REIT	37,294
932	CyrusOne, Inc. REIT	68,465
761	Digital Realty Trust, Inc. REIT	94,082
227	Equinix, Inc. REIT	126,276
2,041	Iron Mountain, Inc. REIT	65,006
537	QTS Realty Trust, Inc., Class A REIT	26,345

		417,468

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $10,233,533)		$10,260,354

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
95,421	2.045%	$95,421
(Cost $95,421)

TOTAL INVESTMENTS – 100.8%
(Cost $10,328,954)		$10,355,775

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(88,230)

NET ASSETS – 100.0%		$10,267,545

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MOTIF FINANCE REIMAGINED ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.5%
Communication Services – 4.4%
1,193	Internet Initiative Japan, Inc. (Japan)	$26,547
3,221	LINE Corp. (Japan)*	113,188
300	NetEase, Inc. ADR (China)	76,500
15,597	Rightmove PLC (United Kingdom)	101,717
288	Take-Two Interactive Software, Inc.*	38,007
699	YY, Inc. ADR (China)*	39,948
2,587	Zillow Group, Inc., Class C*	89,071

		484,978

Consumer Discretionary – 0.9%
3,448	Everi Holdings, Inc.*	30,825
9,434	Moneysupermarket.com Group PLC (United Kingdom)	42,912
1,941	Overstock.com, Inc.*	30,532

		104,269

Financials – 34.8%
5,990	360 Finance, Inc. ADR (China)*	59,660
390	Affiliated Managers Group, Inc.	29,886
2,257	American Express Co.	271,675
4,023	Apollo Global Management LLC, Class A	151,788
4,075	Ares Management Corp., Class A	118,583
2,189	Axos Financial, Inc.*	56,717
26,207	Banco Santander SA ADR (Spain)(a)	98,276
308	BlackRock, Inc.	130,148
3,594	Blackstone Group, Inc. (The), Class A	178,837
1,842	Blucora, Inc.*	41,592
3,414	Brookfield Asset Management, Inc., Class A (Canada)	176,197
1,140	Canadian Imperial Bank of Commerce (Canada)	88,477
3,806	Carlyle Group LP (The)	86,701
1,449	Curo Group Holdings Corp.*	19,735
1,992	Enova International, Inc.*	47,609
1,011	Eurazeo SE (France)	66,969
342	FactSet Research Systems, Inc.	93,055
809	Hamilton Lane, Inc., Class A	50,271
2,273	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	69,623
89	Hypoport AG (Germany)*	23,376
4,019	IG Group Holdings PLC (United Kingdom)	26,421
13,123	ING Groep NV (Netherlands)	125,686
2,057	Intercontinental Exchange, Inc.	192,288
4,673	Intermediate Capital Group PLC (United Kingdom)	76,032
5,000	KKR & Co., Inc., Class A	129,200
4,050	LendingClub Corp.*	53,015
234	LendingTree, Inc.*	72,561
6,223	LexinFintech Holdings Ltd. ADR (China)*	63,786
1,428	London Stock Exchange Group PLC (United Kingdom)	120,936
21,191	Man Group PLC (United Kingdom)	43,008
6,791	Monex Group, Inc. (Japan)	19,322
283	Morningstar, Inc.	45,727
587	MSCI, Inc.	137,728
927	Nasdaq, Inc.	92,552

Common Stocks – (continued)
Financials – (continued)
1,225	Northern Trust Corp.	107,714
1,192	Och-Ziff Capital Management Group, Inc., Class A	26,820
1,907	Plus500 Ltd. (Israel)	15,830
7,638	PPDAI Group, Inc. ADR (China)	28,566
9,430	Qudian, Inc. ADR (China)*	75,346
401	S&P Global, Inc.	104,336
2,154	SEI Investments Co.	123,877
11,906	Standard Chartered PLC (United Kingdom)	90,188
1,647	Tradeweb Markets, Inc., Class A	70,146
33,673	Value Partners Group Ltd. (Hong Kong)	17,190
9,610	WisdomTree Investments, Inc.	46,224
3,208	Yirendai Ltd. ADR (China)*	30,508
34,442	ZhongAn Online P&C Insurance Co. Ltd., Class H (China)*(a)(b)	77,804

		3,871,986

Health Care – 0.3%
554	HealthEquity, Inc.*	32,886

Industrials – 3.3%
229	CoStar Group, Inc.*	140,805
1,076	Thomson Reuters Corp. (Canada)	73,900
946	Verisk Analytics, Inc.	152,817

		367,522

Information Technology – 54.2%
581	Accenture PLC, Class A	115,137
2,514	ACI Worldwide, Inc.*	74,867
865	Appfolio, Inc., Class A*	85,436
1,280	Avalara, Inc.*	107,955
2,067	Black Knight, Inc.*	128,671
922	Bottomline Technologies DE, Inc.*	38,023
1,178	Broadridge Financial Solutions, Inc.	152,480
193	Cass Information Systems, Inc.	9,766
1,352	Ceridian HCM Holding, Inc.*	78,105
1,708	CoreLogic, Inc.*	82,667
1,182	Digital Garage, Inc. (Japan)	38,585
1,203	Ebix, Inc.	42,610
1,125	Envestnet, Inc.*	64,361
8,449	Equiniti Group PLC (United Kingdom)(b)	21,094
547	Euronet Worldwide, Inc.*	83,768
824	EVERTEC, Inc. (Puerto Rico)	28,725
2,044	Evo Payments, Inc., Class A*	60,666
582	ExlService Holdings, Inc.*	39,401
1,541	Fidelity National Information Services, Inc.	209,915
2,126	Fiserv, Inc.*	227,355
578	FleetCor Technologies, Inc.*	172,475
930	Global Payments, Inc.	154,361
549	Globant SA (Argentina)*	52,117
2,198	GMO internet, Inc. (Japan)	38,620
6,299	GreenSky, Inc., Class A*(a)	42,833
1,319	Guidewire Software, Inc.*	126,861
1,853	I3 Verticals, Inc., Class A*	41,915
659	Ingenico Group SA (France)	65,460
658	International Business Machines Corp.	89,179

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIF FINANCE REIMAGINED ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
843	Intuit, Inc.	$243,088
871	Jack Henry & Associates, Inc.	126,260
1,968	Mastercard, Inc., Class A	553,736
609	Money Forward, Inc. (Japan)*	19,335
1,978	NEC Corp. (Japan)	84,789
313	Nice Ltd. ADR (Israel)*	47,967
4,885	Nomura Research Institute Ltd. (Japan)	97,244
2,381	Pagseguro Digital Ltd., Class A (Brazil)*	118,955
1,239	Paychex, Inc.	101,226
2,721	PayPal Holdings, Inc.*	296,725
3,290	Paysign, Inc.*(a)	43,724
1,161	Q2 Holdings, Inc.*	104,432
2,610	QIWI PLC ADR (Russia)	63,423
1,439	RealPage, Inc.*	91,621
11,611	Sage Group PLC (The) (United Kingdom)	99,068
1,035	Sapiens International Corp. NV (Israel)	19,406
4,306	Square, Inc., Class A*	266,283
1,925	SS&C Technologies Holdings, Inc.	89,724
3,161	StoneCo Ltd., Class A (Brazil)*	95,083
2,540	Visa, Inc., Class A	459,283
410	WEX, Inc.*	83,866
1,173	Wirecard AG (Germany)	187,435
406	Workday, Inc., Class A*	71,976
2,776	Worldline SA (France)*(b)	191,984

		6,030,041

Materials – 0.4%
10,513	IAMGOLD Corp. (Canada)*	39,108

Real Estate – 1.2%
410	Corestate Capital Holding SA (Germany)*	12,936
757	PATRIZIA AG (Germany)	13,838
3,545	Redfin Corp.*(a)	59,875
329,131	Zall Smart Commerce Group Ltd. (China)*(a)	42,426

		129,075

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $10,487,734)		$11,059,865

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 3.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
334,439	2.045%	$334,439
(Cost $334,439)

TOTAL INVESTMENTS – 102.5%
(Cost $10,822,173)		$11,394,304

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(277,064)

NET ASSETS – 100.0%		$11,117,240

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MOTIF HUMAN EVOLUTION ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.3%
Consumer Staples – 0.4%
3,198	Takara Holdings, Inc. (Japan)	$31,153

Health Care – 98.0%
31,086	3SBio, Inc. (China)*(a)	47,926
3,950	Abbott Laboratories	337,014
3,462	Abcam PLC (United Kingdom)	48,781
186	ABIOMED, Inc.*	35,911
539	Acceleron Pharma, Inc.*	24,206
3,080	Adverum Biotechnologies, Inc.*	31,816
732	Agios Pharmaceuticals, Inc.*(b)	27,779
6,354	Akebia Therapeutics, Inc.*	26,242
770	Align Technology, Inc.*	140,995
1,556	Allogene Therapeutics, Inc.*(b)	42,370
7,630	Allscripts Healthcare Solutions, Inc.*	69,280
2,606	AstraZeneca PLC (United Kingdom)	232,253
2,263	Athenex, Inc.*	33,334
1,034	Audentes Therapeutics, Inc.*	32,157
1,196	Avrobio, Inc.*	23,298
1,547	Baxter International, Inc.	136,059
1,142	Bayer AG (Germany)	84,689
1,050	BeiGene Ltd. ADR (China)*	150,937
485	Biogen, Inc.*	106,579
370	BioTelemetry, Inc.*	14,670
737	Bluebird Bio, Inc.*	76,139
497	Blueprint Medicines Corp.*	38,105
6,461	Boston Scientific Corp.*	276,079
1,299	Cara Therapeutics, Inc.*	30,449
735	Cellectis SA ADR (France)*	8,952
1,609	Cerner Corp.	110,876
308	Charles River Laboratories International, Inc.*	40,410
2,295	Coherus Biosciences, Inc.*(b)	50,926
692	CONMED Corp.	69,733
1,588	CRISPR Therapeutics AG (Switzerland)*(b)	73,381
1,181	DaVita, Inc.*	66,573
508	DexCom, Inc.*	87,178
1,426	Editas Medicine, Inc.*	35,408
691	Edwards Lifesciences Corp.*	153,291
117	Eurofins Scientific SE (Luxembourg)(b)	53,652
3,208	Exelixis, Inc.*	63,679
2,774	Fate Therapeutics, Inc.*	45,272
1,289	FibroGen, Inc.*	57,567
3,372	Fresenius Medical Care AG & Co KGaA (Germany)	227,261
1,455	Fresenius SE & Co KGaA (Germany)	70,758
685	G1 Therapeutics, Inc.*	24,866
17,575	Genscript Biotech Corp. (China)*	39,433
508	Genus PLC (United Kingdom)	16,271
2,266	Gilead Sciences, Inc.	143,982
1,349	Globus Medical, Inc., Class A*	68,893
832	Gossamer Bio, Inc.*	17,439
2,202	Halozyme Therapeutics, Inc.*	36,377
595	HCA Healthcare, Inc.	71,519
1,178	Henry Schein, Inc.*	72,588
2,421	Homology Medicines, Inc.*	45,781
1,422	Horizon Therapeutics PLC*	39,290

Common Stocks – (continued)
Health Care – (continued)
2,480	Hutchison China MediTech Ltd. ADR (Hong Kong)*	54,039
370	Illumina, Inc.*	104,096
1,698	Inovalon Holdings, Inc., Class A*(b)	28,730
513	Inspire Medical Systems, Inc.*	35,659
441	Insulet Corp.*	67,989
615	Integer Holdings Corp.*	44,526
3,214	Intellia Therapeutics, Inc.*	45,607
6,210	Intrexon Corp.*	36,266
754	Intuitive Surgical, Inc.*	385,550
4,193	Iovance Biotherapeutics, Inc.*	88,095
331	iRhythm Technologies, Inc.*	25,196
1,806	Johnson & Johnson	231,818
1,614	Koninklijke Philips NV (Netherlands)	76,225
648	Krystal Biotech, Inc.*	29,160
312	Laboratory Corp. of America Holdings*	52,279
373	LivaNova PLC*	28,956
1,132	MacroGenics, Inc.*	16,233
3,606	Medtronic PLC	389,051
1,237	Merck KGaA (Germany)	132,492
13,763	Microport Scientific Corp. (China)	12,208
952	Mirati Therapeutics, Inc.*	78,035
2,571	Moderna, Inc.*(b)	40,442
424	MorphoSys AG (Germany)*	50,195
1,048	Myriad Genetics, Inc.*	24,659
1,715	Natera, Inc.*	56,509
2,930	Nektar Therapeutics*	51,480
1,787	NeoGenomics, Inc.*	44,639
3,939	NextGen Healthcare, Inc.*	55,973
1,491	Nichi-iko Pharmaceutical Co. Ltd. (Japan)	15,971
2,228	Novartis AG (Switzerland)	200,429
574	Novocure Ltd.*	52,154
12,367	OPKO Health, Inc.*	22,755
1,975	QIAGEN NV.*	68,513
1,184	Quanterix Corp.*	31,175
578	Quest Diagnostics, Inc.	59,170
502	Reata Pharmaceuticals, Inc., Class A*	38,704
237	Regeneron Pharmaceuticals, Inc.*	68,742
1,378	REGENXBIO, Inc.*	47,527
511	ResMed, Inc.	71,182
644	Rhythm Pharmaceuticals, Inc.*	14,503
832	Roche Holding AG (Switzerland)	227,540
1,307	Rocket Pharmaceuticals, Inc.*(b)	14,181
1,138	Rubius Therapeutics, Inc.*(b)	10,561
7,555	Sangamo Therapeutics, Inc.*	82,350
2,142	Sanofi (France)	184,276
377	Sarepta Therapeutics, Inc.*	33,987
1,386	Seattle Genetics, Inc.*	100,679
1,716	Shockwave Medical, Inc.*(b)	71,815
6,552	Smith & Nephew PLC (United Kingdom)	156,794
603	Stryker Corp.	133,058
676	Surmodics, Inc.*	31,813
1,654	Takara Bio, Inc. (Japan)	36,634
2,802	Takeda Pharmaceutical Co. Ltd. (Japan)	94,768
411	Teleflex, Inc.	149,571
4,069	TG Therapeutics, Inc.*	25,268
1,943	Theravance Biopharma, Inc.*	42,804

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIF HUMAN EVOLUTION ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
455	Thermo Fisher Scientific, Inc.	$130,612
895	Tricida, Inc.*	31,227
933	Triple-S Management Corp., Class B (Puerto Rico)*	19,145
518	uniQure NV (Netherlands)*	28,102
1,072	Vocera Communications, Inc.*(b)	24,602
995	Voyager Therapeutics, Inc.*	17,781
438	WaVe Life Sciences Ltd.*(b)	10,074
4,986	WuXi AppTec Co. Ltd., Class H (China)(a)	55,935
11,186	ZIOPHARM Oncology, Inc.*(b)	55,818

		8,604,751

Information Technology – 0.9%
497	Global Payments, Inc.	82,492

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $8,805,472)		$8,718,396

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 4.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
387,038	2.045%	$387,038
(Cost $387,038)

TOTAL INVESTMENTS – 103.7%
(Cost $9,192,510)		$9,105,434

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%		(329,033)

NET ASSETS – 100.0%		$8,776,401

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MOTIF MANUFACTURING REVOLUTION ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.5%
Communication Services – 0.4%
1,033	Iridium Communications, Inc.*	$24,978

Consumer Discretionary – 21.6%
71	Amazon.com, Inc.*	126,117
1,200	Aptiv PLC	99,804
484	Autoliv, Inc. (Sweden)(a)	33,106
13,050	BYD Co. Ltd., Class H (China)	67,620
384	Ferrari NV (Italy)	60,576
5,996	Fiat Chrysler Automobiles NV (United Kingdom)	78,787
6,951	Ford Motor Co.	63,741
761	Garmin Ltd.	62,075
520	Gentherm, Inc.*	19,084
3,568	GoPro, Inc., Class A*(a)	13,808
789	Hella GmbH & Co. KGaA (Germany)	32,913
1,703	Magna International, Inc. (Canada)	85,337
14,686	NIO, Inc. ADR (China)*(a)	42,002
1,665	Niu Technologies ADR (China)*(a)	13,137
3,120	Ocado Group PLC (United Kingdom)*	49,225
4,119	Panasonic Corp. (Japan)	31,824
3,148	Tata Motors Ltd. ADR (India)*	25,877
680	Tesla, Inc.*(a)	153,415
8,079	Tianneng Power International Ltd. (China)	6,382
1,852	Toyota Motor Corp. (Japan)	121,437
1,899	Valeo SA (France)	51,947
1,775	Veoneer, Inc. (Sweden)*(a)	26,039
440	Visteon Corp.*	30,347
21,055	Yadea Group Holdings Ltd. (China)(b)	4,058

		1,298,658

Energy – 1.9%
1,161	Oceaneering International, Inc.*	15,047
1,669	TOTAL SA (France)	83,426
3,414	Valaris PLC(a)	15,909

		114,382

Health Care – 2.3%
443	Align Technology, Inc.*	81,118
502	Hogy Medical Co. Ltd. (Japan)	13,710
574	Omnicell, Inc.*	41,213

		136,041

Industrials – 35.8%
9,040	ABB Ltd. (Switzerland)	171,307
401	AeroVironment, Inc.*	20,664
778	Airbus SE (France)	107,388
815	Altra Industrial Motion Corp.	21,182
38,426	AviChina Industry & Technology Co. Ltd., Class H (China)	20,107
4,117	Ballard Power Systems, Inc. (Canada)*	18,527
238	Boeing Co. (The)	86,653
5,025	CNH Industrial NV (United Kingdom)	51,557
357	Cubic Corp.	24,729
327	Curtiss-Wright Corp.	40,103
1,369	Daifuku Co. Ltd. (Japan)	64,745
1,775	DMG Mori Co. Ltd. (Japan)	24,097
80	Elbit Systems Ltd. (Israel)	12,402

Common Stocks – (continued)
Industrials – (continued)
1,946	Emerson Electric Co.	115,962
367	FANUC Corp. (Japan)	63,809
6,717	General Electric Co.	55,415
1,087	GS Yuasa Corp. (Japan)	18,229
471	Hexcel Corp.	39,635
747	Honeywell International, Inc.	122,971
951	KION Group AG (Germany)	46,070
318	L3Harris Technologies, Inc.	67,228
310	Mercury Systems, Inc.*	26,545
167	MTU Aero Engines AG (Germany)	45,665
673	Nachi-Fujikoshi Corp. (Japan)	26,978
308	Nidec Corp. (Japan)	40,203
230	Northrop Grumman Corp.	84,610
244	NV5 Global, Inc.*	15,062
505	Proto Labs, Inc.*	47,844
770	Rexnord Corp.*	20,159
852	Rockwell Automation, Inc.	130,177
737	Safran SA (France)	107,256
1,298	Schneider Electric SE (France)	108,865
1,105	Sensata Technologies Holding PLC*	50,366
649	Siemens AG (Germany)	65,003
9,678	Techtronic Industries Co. Ltd. (Hong Kong)	66,946
583	Thales SA (France)	67,509
376	TPI Composites, Inc.*	6,633
1,207	Ultra Electronics Holdings PLC (United Kingdom)	32,015
196	Varta AG (Germany)*	16,620

		2,151,236

Information Technology – 33.1%
6,898	3D Systems Corp.*	48,286
774	Ambarella, Inc.*	43,243
586	Analog Devices, Inc.	64,360
440	ANSYS, Inc.*	90,886
505	Autodesk, Inc.*	72,124
335	Belden, Inc.	15,279
713	Brooks Automation, Inc.	23,764
601	Cognex Corp.	27,093
165	Coherent, Inc.*	23,918
858	Dassault Systemes (France)	121,086
835	Enphase Energy, Inc.*	24,775
546	FARO Technologies, Inc.*	26,885
818	First Solar, Inc.*	50,773
2,767	Flex Ltd.*	26,646
881	FLIR Systems, Inc.	43,407
1,545	Hollysys Automation Technologies Ltd. (China)	24,179
2,258	Infineon Technologies AG (Germany)	39,159
2,032	Intel Corp.	96,337
353	IPG Photonics Corp.*	43,677
347	Isra Vision AG (Germany)	12,572
1,636	JinkoSolar Holding Co. Ltd. ADR (China)*	35,779
188	Keyence Corp. (Japan)	111,406
431	Materialise NV ADR (Belgium)*(a)	8,474
2,106	Nuance Communications, Inc.*	35,402
709	NVIDIA Corp.	118,765
1,128	Omron Corp. (Japan)	55,898

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIF MANUFACTURING REVOLUTION ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
1,593	ON Semiconductor Corp.*	$28,355
675	Renishaw PLC (United Kingdom)	29,183
290	Silicon Laboratories, Inc.*	31,610
525	SMA Solar Technology AG (Germany)*	12,257
704	SolarEdge Technologies, Inc.*	57,672
827	Spectris PLC (United Kingdom)	23,276
3,458	STMicroelectronics NV (Switzerland)	61,406
2,593	Stratasys Ltd.*	61,765
5,711	Sunny Optical Technology Group Co. Ltd. (China)	79,229
1,399	SunPower Corp.*	17,516
1,170	Teradyne, Inc.	61,975
634	Texas Instruments, Inc.	78,458
2,796	Topcon Corp. (Japan)	32,347
1,650	Trimble, Inc.*	61,908
464	ViaSat, Inc.*	36,809
1,197	Xerox Holdings Corp.	34,701

		1,992,640

Materials – 4.1%
866	Albemarle Corp.	53,458
320	Arkema SA (France)	28,108
898	FMC Corp.	77,524
1,526	Hitachi Chemical Co. Ltd. (Japan)	47,730
6,959	Nippon Light Metal Holdings Co. Ltd. (Japan)	12,063
1,243	Sociedad Quimica y Minera de Chile SA ADR (Chile)	30,628

		249,511

Utilities – 0.3%
19,184	HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)	18,387

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $6,148,990)		$5,985,833

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 4.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
295,431	2.045%	$295,431
(Cost $295,431)

TOTAL INVESTMENTS – 104.4%
(Cost $6,444,421)		$6,281,264

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.4)%		(267,371)

NET ASSETS – 100.0%		$6,013,893

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MOTIF NEW AGE CONSUMER ETF

Schedule of Investments

August 31, 2019

Shares	Description	Value

Common Stocks – 99.4%
Communication Services – 35.8%
1,320	Activision Blizzard, Inc.	$66,792
1,586	Bilibili, Inc. ADR (China)*	22,283
609	Cargurus, Inc.*(a)	19,866
5,781	China Literature Ltd. (China)*(b)	17,781
1,272	Dip Corp. (Japan)	28,929
592	Electronic Arts, Inc.*	55,459
672	Eventbrite, Inc., Class A*(a)	11,747
940	Facebook, Inc., Class A*	174,530
1,338	GungHo Online Entertainment, Inc. (Japan)	30,429
1,598	HUYA, Inc. ADR (China)*	40,270
2,129	iQIYI, Inc. ADR (China)*	38,939
1,859	Kakaku.com, Inc. (Japan)	46,604
1,455	Koei Tecmo Holdings Co. Ltd. (Japan)	30,390
805	LINE Corp. (Japan)*	28,288
742	Live Nation Entertainment, Inc.*	51,576
660	Mail.Ru Group Ltd. GDR (Russia)*	14,705
832	Match Group, Inc.(a)	70,554
1,144	Momo, Inc. ADR (China)	42,076
264	NetEase, Inc. ADR (China)	67,320
304	Netflix, Inc.*	89,300
3,196	Nexon Co. Ltd. (Japan)*	43,027
210	Nintendo Co. Ltd. (Japan)	79,711
1,779	Pinterest, Inc., Class A*	61,233
1,286	Sea Ltd. ADR (Thailand)*	41,306
8,955	Sirius XM Holdings, Inc.(a)	55,252
3,410	Snap, Inc., Class A*	53,980
363	Spotify Technology SA*	48,987
732	Square Enix Holdings Co. Ltd. (Japan)	29,240
456	Take-Two Interactive Software, Inc.*	60,178
3,504	Tencent Holdings Ltd. (China)	145,252
3,763	Tencent Music Entertainment Group ADR (China)*	50,048
430	TripAdvisor, Inc.*	16,336
1,902	Twitter, Inc.*	81,120
405	Ubisoft Entertainment SA (France)*	32,719
1,085	Weibo Corp. ADR (China)*	44,887
1,010	Yelp, Inc.*	33,845
476	YY, Inc. ADR (China)*	27,203
6,645	Zynga, Inc., Class A*	37,943

		1,890,105

Consumer Discretionary – 53.4%
847	Acushnet Holdings Corp.	21,997
325	adidas AG (Germany)	96,527
902	Alibaba Group Holding Ltd. ADR (China)*	157,877
84	Amazon.com, Inc.*	149,208
8,503	ANTA Sports Products Ltd. (China)	70,539
2,654	Asics Corp. (Japan)	34,305
931	ASOS PLC (United Kingdom)*	26,985
606	Baozun, Inc. ADR (China)*(a)	27,731
10,355	boohoo Group PLC (United Kingdom)*	30,443
45	Booking Holdings, Inc.*	88,488
624	Brunswick Corp.	29,078
1,117	Callaway Golf Co.	19,838
633	Carvana Co.*	51,374
861	Chegg, Inc.*	34,130

Common Stocks – (continued)
Consumer Discretionary – (continued)
19,652	China Education Group Holdings Ltd. (China)	29,245
40,420	China Maple Leaf Educational Systems Ltd. (China)	12,381
42,243	China Yuhua Education Corp. Ltd. (China)(b)	23,344
457	Columbia Sportswear Co.	42,862
1,617	Ctrip.com International Ltd. ADR (China)*	52,358
930	Delivery Hero SE (Germany)*(b)	47,071
928	Descente Ltd. (Japan)	12,703
776	Dick’s Sporting Goods, Inc.	26,415
2,007	eBay, Inc.	80,862
592	Etsy, Inc.*	31,252
472	Expedia Group, Inc.	61,407
1,784	Farfetch Ltd., Class A (United Kingdom)*	17,448
403	Flutter Entertainment PLC (Ireland)	33,207
769	Foot Locker, Inc.	27,830
256	Goldwin, Inc. (Japan)	35,381
7,437	Groupon, Inc.*	18,444
569	GrubHub, Inc.*(a)	33,764
3,069	GVC Holdings PLC (United Kingdom)	23,509
598	HelloFresh SE (Germany)*	7,824
4,501	JD Sports Fashion PLC (United Kingdom)	33,821
2,687	JD.com, Inc. ADR (China)*	81,953
4,484	Just Eat PLC (United Kingdom)*	42,911
14,837	Li Ning Co. Ltd. (China)	43,837
292	Lululemon Athletica, Inc.*	53,924
1,180	MakeMyTrip Ltd. (India)*	27,105
9,764	Meituan Dianping, Class B (China)*	92,651
85	MercadoLibre, Inc. (Argentina)*	50,541
1,332	Mercari, Inc. (Japan)*	31,184
598	New Oriental Education & Technology Group, Inc. ADR (China)*	67,813
1,227	NIKE, Inc., Class B	103,681
2,479	Ocado Group PLC (United Kingdom)*	39,112
2,753	Pinduoduo, Inc. ADR (China)*	90,216
537	Planet Fitness, Inc., Class A*	37,918
538	Puma SE (Germany)	40,910
4,547	Rakuten, Inc. (Japan)	42,880
530	Roku, Inc.*	80,221
3,053	Sports Direct International PLC (United Kingdom)*	9,266
1,836	Stars Group, Inc. (The) (Canada)*	27,889
853	Stitch Fix, Inc., Class A*	16,258
1,826	TAL Education Group ADR (China)*	65,060
534	Thor Industries, Inc.	24,516
1,533	Under Armour, Inc., Class A*	28,529
5,457	Vipshop Holdings Ltd. ADR (China)*	45,675
294	Wayfair, Inc., Class A*	33,146
872	Weight Watchers International, Inc.*	26,151
919	YETI Holdings, Inc.*(a)	25,962
1,270	Zalando SE (Germany)*(b)	62,936
1,781	ZOZO, Inc. (Japan)	35,605

		2,817,498

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIF NEW AGE CONSUMER ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – 4.8%
265	Beyond Meat, Inc.*(a)	$44,422
222	Calavo Growers, Inc.	19,680
535	Cal-Maine Foods, Inc.	21,689
972	Fresh Del Monte Produce, Inc.	25,311
655	Herbalife Nutrition Ltd.*	22,551
683	Maruha Nichiro Corp. (Japan)	17,650
2,574	Nippon Suisan Kaisha Ltd. (Japan)	14,938
1,755	Pilgrim’s Pride Corp.*	54,686
198	Sanderson Farms, Inc.	29,625

		250,552

Health Care – 2.2%
1,039	Dechra Pharmaceuticals PLC (United Kingdom)	37,960
228	IDEXX Laboratories, Inc.*	66,061
494	Phibro Animal Health Corp., Class A	10,201

		114,222

Industrials – 0.4%
1,269	Upwork, Inc.*(a)	18,350

Information Technology – 2.8%
4,194	Fitbit, Inc., Class A*	12,960
563	GoDaddy, Inc., Class A*	35,660
718	LivePerson, Inc.*	28,533
1,167	Sabre Corp.	27,588
320	Wix.com Ltd. (Israel)*	44,880

		149,621

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $5,046,153)		$5,240,348

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 5.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
300,049	2.045%	$300,049
(Cost $300,049)

TOTAL INVESTMENTS – 105.1%
(Cost $5,346,202)		$5,540,397

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.1)%		(266,627)

NET ASSETS – 100.0%		$5,273,770

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MOTIFS ETFS

Statements of Assets and Liabilities

August 31, 2019

	Motif Data- Driven World ETF	Motif Finance Reimagined ETF	Motif Human Evolution ETF	Motif Manufacturing Revolution ETF
Assets:

Investments at value (cost $10,233,533, $10,487,734, $8,805,472 and $6,148,990, respectively)(a)	$10,260,354	$11,059,865	$8,718,396	$5,985,833

Investments in securities lending reinvestment vehicle, at value which equals cost	95,421	334,439	387,038	295,431

Cash	—	51,740	55,224	21,677

Foreign currency, at value (cost $—, $—, $22,217 and $56, respectively)	—	—	22,217	56

Receivables:

Dividends	11,599	8,567	4,297	6,021

Foreign tax reclaims	323	98	975	1,696

Securities lending income	100	951	636	1,009

Investments sold	—	470	—	—

Fund shares sold	—	—	121	—

Total assets	10,367,797	11,456,130	9,188,904	6,311,723

Liabilities:

Payables:

Upon return of securities loaned	95,421	334,439	387,038	295,431

Management fees	4,279	4,382	3,178	2,330

Due to custodian	483	—	—	—

Trustee fees	69	69	69	69

Investments purchased	—	—	22,218	—

Total liabilities	100,252	338,890	412,503	297,830

Net Assets:

Paid-in capital	10,243,257	10,548,730	8,868,242	6,184,790

Total distributable earnings (loss)	24,288	568,510	(91,841)	(170,897)

NET ASSETS	$10,267,545	$11,117,240	$8,776,401	$6,013,893
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	200,000	200,000	175,000	125,000

Net asset value per share:	$51.34	$55.59	$50.15	$48.11

(a)	Includes loaned securities having a market value of $89,879, $316,800, $379,825 and $289,231, respectively.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIFS ETFS

Statements of Assets and Liabilities (continued)

August 31, 2019

Motif New Age Consumer ETF
Assets:

Investments at value (cost $5,046,153)(a)	$5,240,348

Investments in securities lending reinvestment vehicle, at value which equals cost	300,049

Cash	31,586

Receivables:

Dividends	2,872

Securities lending income	909

Foreign tax reclaims	267

Total assets	5,576,031

Liabilities:

Payables:

Upon return of securities loaned	300,049

Management fees	2,143

Trustee fees	69

Total liabilities	302,261

Net Assets:

Paid-in capital	5,084,814

Total distributable earnings	188,956

NET ASSETS	$5,273,770
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	100,000

Net asset value per share:	$52.74

(a)	Includes loaned securities having a market value of $292,163.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MOTIFS ETFS

Statements of Operations

For the Period Ended August 31, 2019

	Motif Data- Driven World ETF(a)	Motif Finance Reimagined ETF(a)	Motif Human Evolution ETF(a)	Motif Manufacturing Revolution ETF(a)
Investment income:

Dividends (net of foreign withholding taxes of $2,578, $1,942, $4,118 and $5,948, respectively)	$52,787	$44,285	$28,973	$50,784

Securities lending income	133	1,061	876	1,342

Total investment income	52,920	45,346	29,849	52,126

Expenses:

Management fees	21,220	16,561	13,190	10,916

Trustee fees	1,849	1,839	1,822	1,820

Total expenses	23,069	18,400	15,012	12,736

NET INVESTMENT INCOME	29,851	26,946	14,837	39,390

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(15,048)	(13,974)	(6,654)	(13,786)

Foreign currency transactions	292	934	551	1,449

Net change in unrealized gain (loss) on:

Investments	26,821	572,131	(87,076)	(163,157)

Foreign currency translations	6	6	(49)	(22)

Net realized and unrealized gain (loss)	12,071	559,097	(93,228)	(175,516)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,922	$586,043	$(78,391)	$(136,126)

(a)	For the period March 1, 2019 (commencement of operations) through August 31, 2019.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIFS ETFS

Statements of Operations (continued)

For the Period Ended August 31, 2019

Motif New Age Consumer ETF(a)
Investment income:

Dividends (net of foreign withholding taxes of $900)	$16,544

Securities lending income	987

Total investment income	17,531

Expenses:

Management fees	11,294

Trustee fees	1,823

Total expenses	13,117

NET INVESTMENT INCOME	4,414

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments	(5,561)

Foreign currency transactions	698

Net change in unrealized gain (loss) on:

Investments	194,195

Foreign currency translations	(8)

Net realized and unrealized gain	189,324

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$193,738

(a)	For the period March 1, 2019 (commencement of operations) through August 31, 2019.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MOTIFS ETFS

Statements of Changes in Net Assets

	Motif Data- Driven World ETF	Motif Finance Reimagined ETF
	For the Period March 1, 2019* to August 31, 2019	For the Period March 1, 2019* to August 31, 2019
From operations:

Net investment income	$29,851	$26,946

Net realized loss	(14,756)	(13,040)

Net change in unrealized gain	26,827	572,137

Net increase in net assets resulting from operations	41,922	586,043

Distributions to shareholders:

From distributable earnings	(17,634)	(17,533)

From share transactions:

Proceeds from sales of shares	10,243,257	10,548,730

Net increase in net assets resulting from share transactions	10,243,257	10,548,730

TOTAL INCREASE	10,267,545	11,117,240

Net assets:

Beginning of period	$—	$—

End of period	$10,267,545	$11,117,240

*	Commencement of operations.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIFS ETFS

Statements of Changes in Net Assets (continued)

	Motif Human Evolution ETF	Motif Manufacturing Revolution ETF
	For the Period March 1, 2019* to August 31, 2019	For the Period March 1, 2019* to August 31, 2019
From operations:

Net investment income	$14,837	$39,390

Net realized loss	(6,103)	(12,337)

Net change in unrealized loss	(87,125)	(163,179)

Net decrease in net assets resulting from operations	(78,391)	(136,126)

Distributions to shareholders:

From distributable earnings	(13,450)	(34,771)

From share transactions:

Proceeds from sales of shares	8,868,242	6,184,790

Net increase in net assets resulting from share transactions	8,868,242	6,184,790

TOTAL INCREASE	8,776,401	6,013,893

Net assets:

Beginning of period	$—	$—

End of period	$8,776,401	$6,013,893

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MOTIFS ETFS

Statements of Changes in Net Assets (continued)

Motif New Age Consumer ETF
For the Period March 1, 2019* to August 31, 2019
From operations:

Net investment income	$4,414

Net realized loss	(4,863)

Net change in unrealized gain	194,187

Net increase in net assets resulting from operations	193,738

Distributions to shareholders:

From distributable earnings	(4,782)

From share transactions:

Proceeds from sales of shares	5,084,814

Net increase in net assets resulting from share transactions	5,084,814

TOTAL INCREASE	5,273,770

Net assets:

Beginning of period	$—

End of period	$5,273,770

*	Commencement of operations.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIFS ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Motif Data- Driven World ETF
	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.10

Net investment income(a)	0.17

Net realized and unrealized gain	1.16

Total gain from investment operations	1.33

Distributions to shareholders from net investment income	(0.09)

Net asset value, end of period	$51.34

Market price, end of period	$51.40

Total Return at Net Asset Value(b)	2.65%

Net assets, end of period (in 000’s)	$10,268

Ratio of total expenses to average net assets	0.50	%(c)

Ratio of net investment income to average net assets	0.65	%(c)

Portfolio turnover rate(d)	17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MOTIFS ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Motif Finance Reimagined ETF
	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.74

Net investment income(a)	0.20

Net realized and unrealized gain	4.77

Total gain from investment operations	4.97

Distributions to shareholders from net investment income	(0.12)

Net asset value, end of period	$55.59

Market price, end of period	$55.64

Total Return at Net Asset Value(b)	9.77%

Net assets, end of period (in 000’s)	$11,117

Ratio of total expenses to average net assets	0.50	%(c)

Ratio of net investment income to average net assets	0.73	%(c)

Portfolio turnover rate(d)	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIFS ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Motif Human Evolution ETF
	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.63

Net investment income(a)	0.12

Net realized and unrealized loss	(0.47)

Total loss from investment operations	(0.35)

Distributions to shareholders from net investment income	(0.13)

Net asset value, end of period	$50.15

Market price, end of period	$50.26

Total Return at Net Asset Value(b)	(0.69)%

Net assets, end of period (in 000’s)	$8,776

Ratio of total expenses to average net assets	0.50	%(c)

Ratio of net investment income to average net assets	0.49	%(c)

Portfolio turnover rate(d)	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MOTIFS ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Motif Manufacturing Revolution ETF
	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$49.70

Net investment income(a)	0.38

Net realized and unrealized loss	(1.62)

Total loss from investment operations	(1.24)

Distributions to shareholders from net investment income	(0.35)

Net asset value, end of period	$48.11

Market price, end of period	$48.22

Total Return at Net Asset Value(b)	(2.52)%

Net assets, end of period (in 000’s)	$6,014

Ratio of total expenses to average net assets	0.50	%(c)

Ratio of net investment income to average net assets	1.55	%(c)

Portfolio turnover rate(d)	21%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MOTIFS ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Motif New Age Consumer ETF
	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.83

Net investment income(a)	0.04

Net realized and unrealized gain	1.92

Total gain from investment operations	1.96

Distributions to shareholders from net investment income	(0.05)

Net asset value, end of period	$52.74

Market price, end of period	$52.83

Total Return at Net Asset Value(b)	3.83%

Net assets, end of period (in 000’s)	$5,274

Ratio of total expenses to average net assets	0.50	%(c)

Ratio of net investment income to average net assets	0.17	%(c)

Portfolio turnover rate(d)	7%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MOTIFS ETFS

Notes to Financial Statements

August 31, 2019

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Motif Data-Driven World ETF (“Motif Data-Driven World ETF”)*	Diversified
Goldman Sachs Motif Finance Reimagined ETF (“Motif Finance Reimagined ETF”)*	Diversified
Goldman Sachs Motif Human Evolution ETF (“Motif Human Evolution ETF”)*	Diversified
Goldman Sachs Motif Manufacturing Revolution ETF (“Motif Manufacturing Revolution ETF”)*	Diversified
Goldman Sachs Motif New Age Consumer ETF (“Motif New Age Consumer ETF”)*	Diversified

*	Commencement of operations on March 1, 2019.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The market price for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Motif Data-Driven World ETF, Motif Finance Reimagined ETF, Motif Human Evolution ETF, Motif Manufacturing Revolution ETF and Motif New Age Consumer ETF. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price

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Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2019:

MOTIF DATA-DRIVEN WORLD ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,035,537	$—	$—

Europe	986,771	—	—

North America	7,238,046	—	—

Securities Lending Reinvestment Vehicle	95,421	—	—

Total	$10,355,775	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MOTIF FINANCE REIMAGINED ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,165,613	$—	$—

Europe	1,407,336	—	—

North America	8,220,761	—	—

South America	266,155	—	—

Securities Lending Reinvestment Vehicle	334,439	—	—

Total	$11,394,304	$—	$—

MOTIF HUMAN EVOLUTION ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$539,004	$—	$—

Europe	1,872,051	—	—

North America	6,307,341	—	—

Securities Lending Reinvestment Vehicle	387,038	—	—

Total	$9,105,434	$—	$—

MOTIF MANUFACTURING REVOLUTION ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,080,581	$—	$—

Europe	1,570,795	—	—

North America	3,303,829	—	—

South America	30,628	—	—

Securities Lending Reinvestment Vehicle	295,431	—	—

Total	$6,281,264	$—	$—

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Notes to Financial Statements (continued)

August 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MOTIF NEW AGE CONSUMER ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,011,294	$14,705	$—

Europe	582,649	—	—

North America	2,581,159	—	—

South America	50,541	—	—

Securities Lending Reinvestment Vehicle	300,049	—	—

Total	$5,525,692	$14,705	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the period ended August 31, 2019, unitary management fees with GSAM were 0.50% for each Fund.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

Motif Data-Driven World ETF

For the period March 1, 2019* through August 31, 2019

Shares Sold	200,000	$10,242,706

Motif Finance Reimagined ETF

For the period March 1, 2019* through August 31, 2019

Shares Sold	200,000	$10,548,731

Motif Human Evolution ETF

For the period March 1, 2019* through August 31, 2019

Shares Sold	175,000	$8,869,648

Motif Manufacturing Revolution ETF

For the period March 1, 2019* through August 31, 2019

Shares Sold	125,000	$6,183,762

Motif New Age Consumer ETF

For the period March 1, 2019* through August 31, 2019

Shares Sold	100,000	$5,083,282

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the period ended August 31, 2019, were as follows:

Fund	Purchases	Sales
Motif Data-Driven World ETF	$3,039,288	$1,553,660
Motif Finance Reimagined ETF	3,072,000	1,383,709
Motif Human Evolution ETF	2,900,773	1,509,233
Motif Manufacturing Revolution ETF	2,399,970	1,042,566
Motif New Age Consumer ETF	1,908,961	338,995

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Notes to Financial Statements (continued)

August 31, 2019

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the period ended August 31, 2019, were as follows:

Fund	Purchases	Sales
Motif Data-Driven World ETF	$8,764,337	$—
Motif Finance Reimagined ETF	8,820,069	—
Motif Human Evolution ETF	7,420,604	—
Motif Manufacturing Revolution ETF	4,805,378	—
Motif New Age Consumer ETF	3,481,749	—

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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7. SECURITIES LENDING (continued)

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the period ended August 31, 2019, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the period ended August 31, 2019:

Fund	Beginning value as of March 1, 2019*	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019
Motif Data-Driven World ETF	$—	$363,581	$(268,160)	$95,421
Motif Finance Reimagined ETF	—	751,447	(417,008)	334,439
Motif Human Evolution ETF	—	876,634	(489,596)	387,038
Motif Manufacturing Revolution ETF	—	629,819	(334,388)	295,431
Motif New Age Consumer ETF	—	414,022	(113,973)	300,049

*	Commencement of operations.

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2019 was as follows:

	Motif Data- Driven World ETF	Motif Finance Reimagined ETF	Motif Human Evolution ETF	Motif Manufacturing Revolution ETF	Motif New Age Consumer ETF
Distributions paid from:
Ordinary Income*	$17,634	$17,533	$13,450	$34,771	$4,782
Long-term capital gain	—	—	—	—	—
Total taxable distributions	$17,634	$17,533	$13,450	$34,771	$4,782

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of August 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Motif Data- Driven World ETF	Motif Finance Reimagined ETF	Motif Human Evolution ETF	Motif Manufacturing Revolution ETF	Motif New Age Consumer ETF
Undistributed ordinary income — net	$12,509	$28,884	$1,938	$6,068	$6,735
Undistributed long-term capital gains	—	—	—	—	—
Total undistributed earnings	$12,509	$28,884	$1,938	$6,068	$6,735
Capital loss carryforwards:
Perpetual Short-Term	$(13,719)	$(8,366)	$(3,268)	$(10,345)	$(11,966)
Unrealized gains (losses) — net	25,498	547,992	(90,511)	(166,620)	194,187
Total accumulated earnings (losses) net	$24,288	$568,510	$(91,841)	$(170,897)	$188,956

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Notes to Financial Statements (continued)

August 31, 2019

8. TAX INFORMATION (continued)

As of August 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Motif Data- Driven World ETF	Motif Finance Reimagined ETF	Motif Human Evolution ETF	Motif Manufacturing Revolution ETF	Motif New Age Consumer ETF
Tax Cost	$10,330,283	$10,846,318	$9,195,896	$6,447,862	$5,346,202
Gross unrealized gain	671,700	953,557	443,636	298,110	599,579
Gross unrealized loss	(646,208)	(405,571)	(534,098)	(464,708)	(405,384)
Net unrealized gains (losses)	$25,492	$547,986	$(90,462)	$(166,598)	$194,195

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — Motif Capital Management, Inc. (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market

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9. OTHER RISKS (continued)

opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to the portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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Notes to Financial Statements (continued)

August 31, 2019

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

56

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Motif Data-Driven World ETF, Goldman Sachs Motif Finance Reimagined ETF, Goldman Sachs Motif Human Evolution ETF, Goldman Sachs Motif Manufacturing Revolution ETF, and Goldman Sachs Motif New Age Consumer ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Motif Data-Driven World ETF, Goldman Sachs Motif Finance Reimagined ETF, Goldman Sachs Motif Human Evolution ETF, Goldman Sachs Motif Manufacturing Revolution ETF, and Goldman Sachs Motif New Age Consumer ETF (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 1, 2019 (commencement of operations) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period March 1, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MOTIFS ETFS

Fund Expenses — Six Months ended 8/31/2019 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2019 and held for the six months ended August 31, 2019, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Motif Data-Driven World ETF*				Motif Finance Reimagined ETF*				Motif Human Evolution ETF*
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**	Beginning Account Value 3/1/19	Ending Account Value 831/19		Expenses Paid**
Actual based on NAV	$1,000	$1,026.50		$2.55	$1,000	$1,097.70		$2.64	$1,000	$993.10		$2.51
Hypothetical 5% return	1,000	1,022.68	+	2.55	1,000	1,022.68	+	2.55	1,000	1,022.68	+	2.55

	Motif Manufacturing Revolution ETF*				Motif New Age Consumer ETF*
	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**	Beginning Account Value 3/1/19	Ending Account Value 8/31/19		Expenses Paid**
Actual based on NAV	$1,000	$974.80		$2.49	$1,000	$1,038.30		$2.57
Hypothetical 5% return	1,000	1,022.68	+	2.55	1,000	1,022.68	+	2.55

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	The Fund commenced operations on March 1, 2019. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 184/365, which represents a period of 184 days of a 365 day year (to reflect the Fund’s commencement of operation).
**	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Motif Data-Driven World ETF	0.50%
Motif Finance Reimagined ETF	0.50
Motif Human Evolution ETF	0.50
Motif Manufacturing Revolution ETF	0.50
Motif New Age Consumer ETF	0.50

58

GOLDMAN SACHS MOTIFS ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Motif Data-Driven World ETF, Goldman Sachs Motif Finance Reimagined ETF, Goldman Sachs Motif Human Evolution ETF, Goldman Sachs Motif Manufacturing Revolution ETF and Goldman Sachs Motif New Age Consumer ETF (each, a “Fund” and together, the “Funds”) are newly-organized investment portfolios of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on March 7, 2019. At a meeting held on September 20-21, 2018 (the “Meeting”) in connection with the Funds’ organization, the Board of Trustees, including all of the Trustees present who are not parties to the Funds’ investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Funds, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by each Fund; a comparison of each Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Funds; and potential benefits to be derived by the Funds from their relationship with the Investment Adviser. Various information was also provided at prior meetings at which each Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers would operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, each Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of such Fund’s ordinary operating expenses, excluding payments under such Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that each Fund would operate as a passively-managed ETF that would seek to track an index developed, maintained and calculated by third-party service providers. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Funds. They also considered that although the Funds were new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the contractual management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Funds, which would include both advisory and administrative services directed to the needs and operations of the Funds as ETFs. The Trustees noted that license fees would be payable by the Investment Adviser to Motif Capital Management, Inc. for the use of its indices and certain trademarks. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ unitary management fee rates and projected expense ratios were prepared by the Investment

59

GOLDMAN SACHS MOTIFS ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses to be paid by the Funds. The Trustees concluded that the Investment Adviser’s management of the Funds likely would benefit the Funds and their shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Funds would not have management fee breakpoints. The Trustees considered the Funds’ projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Funds’ peer groups.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (d) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds are expected to receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (c) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by each Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit each Fund and its shareholders and that the Management Agreement should be approved until September 21, 2020.

60

GOLDMAN SACHS MOTIFS ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 61	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016-present), and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				41	WD-40 Company (a global consumer products company)

Michael Latham Age: 53	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	41	None

61

GOLDMAN SACHS MOTIFS ETFS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	Trustee and President	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	161	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2019.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2019, Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

62

GOLDMAN SACHS MOTIFS ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012- Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ETF Trust — Goldman Sachs Motifs ETFs — Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, 94.23%, 40.61%, 53.31%, 25.48% and 43.35% of the dividends paid from net investment company taxable income by the Motif Data-Driven World ETF, Motif Finance Reimagined ETF, Motif Human Evolution ETF, Motif Manufacturing Revolution ETF and Motif New Age Consumer ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2019, the Motif Data-Driven World ETF, Motif Finance Reimagined ETF, Motif Human Evolution ETF, Motif Manufacturing Revolution ETF and Motif New Age Consumer ETF designate 100%, 62.81%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

63

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Motif Data-Driven World ETF
Goldman Sachs Motif Finance Reimagined ETF
Goldman Sachs Motif Human Evolution ETF
Goldman Sachs Motif Manufacturing Revolution ETF
Goldman Sachs Motif New Age Consumer ETF

INDEX DISCLAIMERS

The Motif Data-Driven World Index, Motif Finance Reimagined Index, Motif Human Evolution Index, Motif Manufacturing Revolution Index and Motif New Age Consumer Index were developed and are maintained by Motif Capital Management, Inc. (the “Index Provider”) and calculated by Solactive AG (the “Calculation Agent”). The Index Provider determines the composition and relative weightings of the securities in each Index. The Calculation Agent publishes information regarding the market value of each Index. A Fund may hire an affiliate of the Fund and/or the Investment Adviser to serve as calculation agent and/or index provider.

“Motif” is a trademark of Motif Capital Management, Inc. or its affiliates and has been licensed for use in connection with the issuance and distribution of the Funds. The Funds are not sponsored by, endorsed, sold or promoted by Motif Capital Management, Inc., and Motif Capital Management, Inc. makes no representation regarding the advisability of investing in them.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The Funds are recently or newly organized and have limited operating history.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

The Funds are recently or newly organized and have limited operating history. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2019 Goldman Sachs. All rights reserved. 180339-OTU-1069483 MOTIFAR-19

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2019	2018	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$436,500	$314,325	Financial Statement audits.

Audit-Related Fees:

• PwC	$12,753	$9,797

Tax Fees:

• PwC	$100,736	$100,167	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2019	2018	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,406,035	$1,356,035	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2019 and August 31, 2018 were approximately $113,489 and $109,964 respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $12.3 million and $9.7 million respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Linda A. Lang, Lawrence W. Stranghoener, and Caroline Dorsa, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on October 31, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	October 28, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	October 28, 2019